                                                                   Exhibit 10.17

--------------------------------------------------------------------------------

                    REVOLVING CREDIT AND TERM LOAN AGREEMENT

                           dated as of March 24, 2000

                                      among

                                  GENRAD, INC.,
                            GENRAD HOLDINGS LIMITED,
                             GENRAD EUROPE LIMITED,
                                 GENRAD LIMITED,

                               FLEET NATIONAL BANK
       and the other lending institutions set forth on Schedule 1 hereto,

                                       and

                              FLEET NATIONAL BANK,
                                    as Agent,

                                      with

          FLEETBOSTON ROBERTSON STEPHENS INC., having acted as Arranger

                                       and

        KEYBANK NATIONAL ASSOCIATION, having acted as Documentation Agent

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                -----------------

1. DEFINITIONS AND RULES OF INTERPRETATION....................................1
      1.1.   Definitions......................................................1
      1.2.   Rules of Interpretation..........................................26

2. THE REVOLVING CREDIT FACILITY..............................................27
      2.1.   Commitment to Lend...............................................27
      2.2.   Commitment Fee...................................................28
      2.3.   Reduction of Total Revolving Credit Commitment...................28
      2.4.   The Revolving Credit Notes.......................................28
      2.5.   Interest on Revolving Credit Loans...............................29
      2.6.   Requests for Revolving Credit Loans..............................29
             2.6.1.   General.................................................29
             2.6.2.   Temporary Suspension of Eurocurrency Rate Options.......30
      2.7.   Conversion Options...............................................30
             2.7.1.   Conversion to Different Type of Revolving Credit Loan...30
             2.7.2.   Continuation of Type of Revolving Credit Loan...........31
             2.7.3.   Eurocurrency Rate Loans.................................31
      2.8.   Funds for Revolving Credit Loan..................................31
             2.8.1.   Funding Procedures......................................31
             2.8.2.   Advances by Agent.......................................32
      2.9.   Optional Currency................................................32
             2.9.1.   Request for Optional Currency...........................33
             2.9.2.   Exchange Rate...........................................34
             2.9.3.   Denominations...........................................34
             2.9.4.   Repayment...............................................34
             2.9.5.   Funding.................................................34
      2.10.   Overdraft Facility..............................................34
      2.11.   Change in Borrowing Base........................................36

3. REPAYMENT OF THE REVOLVING CREDIT LOANS....................................37
      3.1.   Maturity.........................................................37
      3.2.   Mandatory Repayments of Revolving Credit Loans...................37
      3.3.   Optional Repayment of Revolving Credit Loans.....................37

4. THE TERM LOAN..............................................................38
      4.1.   Commitment to Lend...............................................38
      4.2.   The Term Notes...................................................38
      4.3.   Schedule of Installment Payments of Principal of Term Loan.......38
             4.3.1.   Nicolet Term Loan.......................................38
             4.3.2.   AutoDiagnos Term Loan...................................39
      4.4.   Mandatory Prepayment of Term Loan................................40

                                      -ii-


      4.5.   Optional Prepayment of Term Loan.................................40
      4.6.   Interest on Term Loan............................................41
             4.6.1.   Interest Rates..........................................41
             4.6.2.   Notification by Term Borrowers..........................42
             4.6.3.   Amounts, etc............................................42
      4.7.   Term Loan Commitment Fee.........................................42

5. LETTERS OF CREDIT..........................................................42
      5.1.   Letter of Credit Commitments.....................................42
             5.1.1.   Commitment to Issue Letters of Credit...................42
             5.1.2.   Letter of Credit Applications...........................43
             5.1.3.   Terms of Letters of Credit..............................43
             5.1.4.   Reimbursement Obligations of Banks......................43
             5.1.5.   Participations of Banks.................................44
      5.2.   Reimbursement Obligation of the Revolver Borrowers...............44
      5.3.   Letter of Credit Payments........................................45
      5.4.   Obligations Absolute.............................................45
      5.5.   Reliance by Issuer...............................................46
      5.6.   Letter of Credit Fee.............................................46

6. CERTAIN GENERAL PROVISIONS.................................................47
      6.1.   Closing Fee......................................................47
      6.2.   Agent's Fee......................................................47
      6.3.   Funds for Payments...............................................47
             6.3.1.   Payments to Agent.......................................47
             6.3.2.   No Offset, etc..........................................47
      6.4.   Computations.....................................................48
      6.5.   Inability to Determine Eurocurrency Rate.........................48
      6.6.   Illegality.......................................................49
      6.7.   Additional Costs, etc............................................49
      6.8.   Capital Adequacy.................................................51
      6.9.   Certificate......................................................51
      6.10.  Indemnity........................................................51
      6.11.  Interest After Default...........................................52
             6.11.1.   Overdue Amounts........................................52
             6.11.2.   Amounts Not Overdue....................................52
      6.12.  Currency Matters.................................................52
                    6.12.1.  Currency of Account..............................52
                    6.12.2.  Currency Fluctuations............................53
      6.13.   Replacement Bank................................................54
      6.14.   European Monetary Union.........................................54
      6.15.   Lending Office..................................................57

7. COLLATERAL SECURITY........................................................57
      7.1.   Security of Borrowers............................................57
      7.2.   Guaranties and Security of Subsidiaries..........................57

                                     -iii-


8. GUARANTY...................................................................57
      8.1.   Guaranty.........................................................57
      8.2.   Guaranty Absolute................................................57
      8.3.   Effectiveness, Enforcement.......................................59
      8.4.   Waiver...........................................................60
      8.5.   Subordination; Subrogation.......................................60
      8.6.   Payments.........................................................61
      8.7.   Receipt of Information...........................................61

9. REPRESENTATIONS AND WARRANTIES.............................................61
      9.1.   Corporate Authority..............................................61
             9.1.1.   Incorporation; Good Standing............................61
             9.1.2.   Authorization...........................................61
             9.1.3.   Enforceability..........................................62
      9.2.   Governmental Approvals...........................................62
      9.3.   Title to Properties; Leases......................................62
      9.4.   Financial Statements and Projections.............................63
             9.4.1.   Financial Statements....................................63
             9.4.2.   Projections.............................................63
             9.4.3.   Solvency................................................63
      9.5.   No Material Changes, etc.........................................64
      9.6.   Franchises, Patents, Copyrights, etc.............................64
      9.7.   Litigation.......................................................64
      9.8.   No Materially Adverse Contracts, etc.............................64
      9.9.   Compliance with Other Instruments, Laws, etc.....................65
      9.10.  Tax Status.......................................................65
      9.11.  No Event of Default..............................................65
      9.12.  Holding Company and Investment Company Acts......................65
      9.13.  Absence of Financing Statements, etc.............................65
      9.14.  Certain Transactions.............................................66
      9.15.  Employee Benefit Plans...........................................66
             9.15.1.   In General.............................................66
             9.15.2.   Terminability of Welfare Plans.........................66
             9.15.3.   Guaranteed Pension Plans...............................66
             9.15.4.   Multiemployer Plans....................................67
      9.16.  Use of Proceeds..................................................67
             9.16.1.   General................................................67
             9.16.2.   Regulations U and X....................................67
             9.16.3.   Ineligible Securities..................................67
      9.17.  Environmental Compliance.........................................68
      9.18.  Subsidiaries, etc................................................69
      9.19.  Chief Executive Offices..........................................69
      9.20.  Fiscal Year......................................................69
      9.21.  No Amendments to Certain Documents...............................70
      9.22.  Disclosure.......................................................70
      9.23.  No Withholding, Etc..............................................70

                                      -iv-


      9.24.  No Filing, Recording Required....................................70
      9.25.  Perfection of Security Interest..................................70

10. AFFIRMATIVE COVENANTS OF THE BORROWERS....................................71
      10.1.  Punctual Payment.................................................71
      10.2.  Maintenance of Office............................................71
      10.3.  Records and Accounts.............................................71
      10.4.  Financial Statements, Certificates and Information...............71
      10.5.  Notices..........................................................73
             10.5.1.   Defaults...............................................73
             10.5.2.   Environmental Events...................................73
             10.5.3.   Notification of Claim against Collateral...............74
             10.5.4.   Notice of Litigation and Judgments.....................74
      10.6.  Corporate Existence; Maintenance of Properties...................74
      10.7.  Insurance........................................................74
      10.8.  Taxes............................................................75
      10.9.  Inspection of Properties and Books, etc..........................75
             10.9.1.   General................................................75
             10.9.2.   Collateral Reports.....................................75
             10.9.3.   Appraisals.............................................76
             10.9.4.   Communications with Accountants........................76
      10.10. Compliance with Laws, Contracts, Licenses, and Permits...........76
      10.11. Employee Benefit Plans...........................................76
      10.12. Use of Proceeds..................................................77
      10.13. Further Assurances...............................................77
      10.14. Fair Labor Standards Act.........................................77
      10.15. Additional Subsidiaries..........................................77
      10.16. New Guarantors...................................................77
      10.17. Interest Rate Protection.........................................78
      10.18. Mitron UK........................................................78
      10.19. AutoDiagnos......................................................78
      10.20. GenRad Ireland...................................................78

11. CERTAIN NEGATIVE COVENANTS OF THE BORROWER................................79
      11.1.  Restrictions on Indebtedness.....................................79
      11.2.  Restrictions on Liens............................................80
      11.3.  Restrictions on Investments......................................81
      11.4.  Restricted Payments..............................................83
      11.5.  Merger, Consolidation and Disposition of Assets..................83
             11.5.1.   Mergers and Acquisitions...............................83
             11.5.2.   Disposition of Assets..................................85
      11.6.  Sale and Leaseback...............................................86
      11.7.  Compliance with Environmental Laws...............................86
      11.8.  Employee Benefit Plans...........................................86
      11.9.  Fiscal Year......................................................87
      11.10. Negative Pledges.................................................87

                                      -v-


      11.11. Transaction with Affiliates......................................87
      11.12. Upstream Limitations.............................................87
      11.13. Inconsistent Agreements..........................................87
      11.14. Business Activities..............................................87
      11.15. Modification of Documents and Charter Documents..................88

12. FINANCIAL COVENANTS OF THE BORROWER.......................................88
      12.1.  Leverage Ratio...................................................88
      12.2.  Quick Ratio......................................................88
      12.3.  Operating Cash Flow to Total Debt Service........................88
      12.4.  Minimum Operating Income.........................................89

13. CLOSING CONDITIONS........................................................89
      13.1.  Loan Documents, etc..............................................89
             13.1.1.   Loan Documents.........................................89
             13.1.2.   Nicolet Acquisition Documents..........................89
      13.2.  Certified Copies of Charter Documents............................89
      13.3.  Corporate Action.................................................89
      13.4.  Incumbency Certificate...........................................90
      13.5.  Validity of Liens................................................90
      13.6.  Perfection Certificates and UCC Search Results...................90
      13.7.  Certificates of Insurance........................................90
      13.8.  Borrowing Base Report............................................90
      13.9.  Accounts Receivable Aging Report.................................90
      13.10. Solvency Certificate.............................................91
      13.11. Opinion of Counsel...............................................91
      13.12. Payment of Fees..................................................91
      13.13. Satisfaction of Conditions of Nicolet Acquisition................91
      13.14. Consents and Approvals...........................................91
      13.15. No Material Adverse Change.......................................91
      13.16. Limitation on Drawdowns at Closing...............................91
      13.17. Closing Date Leverage Ratio......................................92
      13.18. Minimum EBITDA...................................................92

14. CONDITIONS TO ALL BORROWINGS; CONDITIONS TO AUTODIAGNOS TERM LOAN.........92
      14.1.  Representations True; No Event of Default........................92
      14.2.  No Legal Impediment..............................................92
      14.3.  Governmental Regulation..........................................92
      14.4.  Proceedings and Documents........................................92
      14.5.  Borrowing Base Report............................................93
      14.6.  Exchange Limitations.............................................93
      14.7.  Conditions for AutoDiagnos Term Loan.............................93
             14.7.1.   GenRad Sweden: Incorporation; Good Standing............93
             14.7.2.   Election Request.......................................93
             14.7.3.   Drawing Period.........................................93
             14.7.4.   No Default.............................................93

                                      -vi-


             14.7.5.   Satisfaction of Conditions of AutoDiagnos
                       Acquisition...........................................93
             14.7.6.   Consents and Approvals................................94
             14.7.7.   Legal Opinion.........................................94
             14.7.8.   Term Notes............................................94

15. EVENTS OF DEFAULT; ACCELERATION; ETC.....................................94
      15.1.  Events of Default and Acceleration..............................94
      15.2.  Termination of Commitments......................................98
      15.3.  Remedies........................................................98
      15.4.  Distribution of Collateral Proceeds.............................99
      15.5.  Exchange Rate...................................................99

16. SETOFF...................................................................100

17. THE AGENT................................................................101
      17.1.  Authorization...................................................101
      17.2.  Employees and Agents............................................102
      17.3.  No Liability....................................................102
      17.4.  No Representations..............................................102
             17.4.1.   General...............................................102
      17.5.  Payments........................................................103
             17.5.1.   Payments to Agent.....................................103
             17.5.2.   Distribution by Agent.................................103
             17.5.3.   Delinquent Banks......................................103
      17.6.  Holders of Notes................................................104
      17.7.  Indemnity.......................................................104
      17.8.  Agent as Bank...................................................104
      17.9.  Resignation.....................................................104
      17.10. Notification of Defaults and Events of Default..................105
      17.11. Duties in the Case of Enforcement...............................105

18. EXPENSES AND INDEMNIFICATION.............................................105
      18.1.  Expenses........................................................105
      18.2.  Indemnification.................................................106
      18.3.  Survival........................................................107

19. SURVIVAL OF COVENANTS, ETC...............................................107

20. ASSIGNMENT AND PARTICIPATION.............................................107
      20.1.  Conditions to Assignment by Banks...............................107
      20.2.  Certain Representations and Warranties; Limitations; Covenants..108
      20.3.  Register........................................................109
      20.4.  New Notes.......................................................109
      20.5.  Participations..................................................110
      20.6.  Disclosure......................................................110
      20.7.  Assignee or Participant Affiliated with the Borrowers...........110
      20.8.  Miscellaneous Assignment Provisions.............................111

                                     -vii-


      20.9.  Assignment by Borrower..........................................111

21. NOTICES, ETC.............................................................111

22. GOVERNING LAW............................................................112

23. HEADINGS.................................................................112

24. COUNTERPARTS.............................................................113

25. ENTIRE AGREEMENT, ETC....................................................113

26. WAIVER OF JURY TRIAL.....................................................113

27. CONSENTS, AMENDMENTS, WAIVERS, ETC.......................................113

28. SEVERABILITY.............................................................114

29. PARI PASSU TREATMENT.....................................................114

                                    Exhibits

Exhibit A             Form of Revolving Credit Note
Exhibit B             Form of Loan Request
Exhibit C             Form of Term Note
Exhibit D             Form of Compliance Certificate
Exhibit E             Form of Borrowing Base Certificate
Exhibit F             Form of Assignment and Acceptance
Exhibit G             Form of Election

                                    Schedules

Schedule 1            Banks & Commitments
Schedule 1A           Account Debtors
Schedule 9.3          Title to Properties
Schedule 9.7          Litigation
Schedule 9.10         Taxes
Schedule 9.14         Certain Transactions
Schedule 9.17         Environmental Compliance
Schedule 9.18         Subsidiaries
Schedule 11.1         Indebtedness
Schedule 11.2         Liens
Schedule 11.3         Investments

                    REVOLVING CREDIT AND TERM LOAN AGREEMENT

      This REVOLVING CREDIT AND TERM LOAN AGREEMENT is made as of March 24, 2000, by and among (a) GENRAD, INC. (the "Company"), a Massachusetts corporation having its principal place of business at 7 Technology Park Drive, Westford, Massachusetts 01886-0033, (b) GENRAD EUROPE LIMITED ("GenRad Europe"), a private company limited by shares organized under the laws of England and Wales with registered number 02873907 and having its registered office at Orion Business Park, Bird Hall Lane, Stockport, Cheshire SK3 OXG, England, (c) GENRAD LIMITED ("GenRad Ltd."), a private company limited by shares organized under the laws of the England and Wales with registered number 00790061 and having its registered office at Orion Business Park, Bird Hall Lane, Stockport, Cheshire SK3 OXG England, (d) GENRAD HOLDINGS LIMITED ("Holdings" and collectively with GenRad Europe and GenRad Ltd., the "UK Borrowers" and each individually a "UK Borrower"), a private company limited by shares organized under the laws of England and Wales with registered number 01761564 and having its registered office at Orion Business Park, Bird Hall Lane, Stockport, Cheshire SK3 OKG, England, (e) FLEET NATIONAL BANK, a national banking association, and the other lending institutions listed on Schedule 1 hereto, (f) FLEET NATIONAL BANK as agent for itself and such other lending institutions, and (g) BANKBOSTON, N.A., acting through its London Branch, as Overdraft Bank (as hereinafter defined).

                   1. DEFINITIONS AND RULES OF INTERPRETATION.

            1.1. Definitions. The following terms shall have the meanings set forth in this ss.1 or elsewhere in the provisions of this Credit Agreement referred to below:

      Accounts Receivable. All rights of the Company or any of its Subsidiaries to payment for goods sold, leased or otherwise marketed in the ordinary course of business and all rights of the Company or any of its Subsidiaries to payment for services rendered in the ordinary course of business and all sums of money or other proceeds due thereon pursuant to transactions with account debtors, except for that portion of the sum of money or other proceeds due thereon that relate to sales, use or property taxes in conjunction with such transactions, recorded on books of account in accordance with generally accepted accounting principles.

      Adjustment Date. The first day of the month immediately following the month in which a Compliance Certificate is to be delivered by the Company pursuant to ss.10.4(c).

      Affected Bank. See ss.6.13.

      Affiliate. Any Person that would be considered to be an affiliate of any Borrower under Rule 144(a) of the Rules and Regulations of the Securities and Exchange Commission, as in effect on the date hereof, if such Borrower were issuing securities.

      Agent. Fleet National Bank, acting as agent for the Banks.

      Agent's Head Office. The Agent's head office located at 100 Federal Street, Boston, Massachusetts 02110, or at such other location as the Agent may designate from time to time.

      Agent's Special Counsel. Bingham Dana LLP or such other counsel as may be approved by the Agent.

      Applicable Margin. For each period commencing on an Adjustment Date through the date immediately preceding the next Adjustment Date (each a "Rate Adjustment Period"), the Applicable Margin shall be the applicable margin set forth below with respect to the Company's Leverage Ratio, as determined for the fiscal period of the Company and its Subsidiaries ending on the fiscal quarter ended immediately prior to the applicable Rate Adjustment Period.


  --------------------------------------------------------------------------------------------
                                           Sterling                   Letter of
                              Base Rate   Base Rate    Eurocurrency    Credit      Commitment
   Level    Leverage Ratio      Loans       Loans       Rate Loans      Fees         Fees
  --------------------------------------------------------------------------------------------
  I         Greater than or
               equal to
               1.75:1.00        1.00%       2.00%          2.00%        2.00%       .500%
  --------------------------------------------------------------------------------------------
  II           Less than
             1.75:1.00 but
            greater than or
               equal to
               1.25:1.00        0.75%       1.75%          1.75%        1.75%       .500%
  --------------------------------------------------------------------------------------------
  III          Less than
             1.25:1.00 but
            greater than or
               equal to
               0.75:1.00        0.50%       1.50%          1.50%        1.50%       .500%
  --------------------------------------------------------------------------------------------
  IV           Less than
               0.75:1.00        0.25%       1.25%          1.25%        1.25%       .375%
  --------------------------------------------------------------------------------------------

      Notwithstanding the foregoing, (a) for the Loans outstanding, the Overdraft Facility, Letter of Credit Fees and the Commitment Fee payable during the period commencing on the Closing Date through the date immediately preceding the first Adjustment Date to occur after the fiscal quarter ending June 30, 2000, the Applicable Margin shall not be lower than the Applicable Margin set forth in Level II above, and (b) if the Company fails to deliver any Compliance Certificate pursuant to ss.10.4(c) hereof then, for the period commencing on the Adjustment Date to occur subsequent to such failure through the date immediately following the date on which such Compliance Certificate is delivered, the Applicable Margin shall be the highest Applicable Margin set forth above.

      Applicable Pension Legislation. At any time, any pension or retirement benefits legislation (be it federal, provincial, territorial or otherwise) then applicable to any Borrower or any of their Subsidiaries.

      Asset Sale. Any one or series of related transactions on which any Person conveys, sells, transfers or otherwise disposes of, directly or indirectly, any of its properties, businesses or assets (including the sale or issuance of capital stock of any Subsidiary other than to the Company or any Subsidiary) whether owned on the Closing Date or thereafter acquired.

      Assignment and Acceptance. See ss.20.1.

      AutoDiagnos. AutoDiagnos AB, a company duly incorporated and existing under the laws of Sweden.

      AutoDiagnos Acquisition. The acquisition by the GenRad Sweden on the AutoDiagnos Acquisition Closing Date of the capital stock of AutoDiagnos pursuant to the AutoDiagnos Acquisition Documents.

      AutoDiagnos Acquisition Closing Date. The first date on which the conditions set forth in the AutoDiagnos Purchase Agreement have been satisfied and the AutoDiagnos Acquisition has occurred.

      AutoDiagnos Acquisition Documents. Collectively, the AutoDiagnos Purchase Agreement and all agreements and documents required to be entered into or delivered pursuant thereto or in connection with the AutoDiagnos Acquisition, each in form and substance satisfactory to the Agent.

      AutoDiagnos Purchase Agreement. The purchase agreement (or other tender documents) dated after the Closing Date, together with all schedules, exhibits and annexes thereto executed and/or delivered in connection with the AutoDiagnos Acquisition, and in form and substance satisfactory to the Agent.

      AutoDiagnos Term Loan. As defined in the definition of "Term Loan".

      Balance Sheet Date. January 3, 2000.

      Banks. Fleet and the other lending institutions listed on Schedule 1 hereto and any other Person who becomes an assignee of any rights and obligations of a Bank pursuant to ss.20.

      Base Rate. The higher of (a) the annual rate of interest announced from time to time by Fleet at its head office in Boston, Massachusetts, as its "base rate" or its "prime rate" and (b) one-half of one percent (1/2%) above the Federal Funds Effective Rate. For the purposes of this definition, "Federal Funds Effective Rate" shall mean for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three funds brokers of recognized standing selected by the Agent. The Base Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer. Changes in the rate of interest resulting from changes in the Base Rate shall take place immediately without notice or demand of any kind.

      Base Rate Loans. Revolving Credit Loans and all or any portion of the Term Loans bearing interest calculated by reference to the Base Rate.

      Borrower. The Company or any Borrowing Subsidiary and "Borrowers" shall mean the Company and each Borrowing Subsidiary.

      Borrowing Base. At the relevant time of reference thereto, an amount determined by the Agent by reference to the most recent Borrowing Base Report delivered to the Banks and the Agent, as adjusted pursuant to the provisions below, which is equal to the sum of:

            (a) 80% of Eligible Accounts Receivable for which invoices have been issued and are payable; plus

            (b) 40% of the Net Book Value of Eligible Inventory.

The Agent may, in its discretion, from time to time, upon five (5) days prior notice to the Company, (x) reduce the lending formula with respect to Eligible Accounts Receivable to the extent that the Agent determines that: (i) the dilution with respect of the Accounts Receivable for any period has increased in any material respect or may be reasonably anticipated to increase in any material respect above historical levels, or (ii) the general creditworthiness of account debtors or other obligors of the Company or any of its Subsidiaries has declined or (y) reduce the lending formula(s) with respect to Eligible Inventory to the extent that the Agent determines that: (i) the number of days of the turnover of the inventory of the Company or any of its Subsidiaries for any period has changed in any material adverse respect, (ii) the liquidation value of the Eligible Inventory, or any category thereof, has decreased, or
(iii) the nature and quality of the inventory of the Company or any of its Subsidiaries has deteriorated in any material respect or the mix of such inventory has changed materially. In determining whether to reduce the lending formula(s), the Agent may consider events, conditions, contingencies or risks which are also considered in determining Eligible Accounts Receivable or Eligible Inventory.

      Borrowing Base Report. A Borrowing Base Report signed by the chief financial officer or treasurer of the Company and in substantially the form of Exhibit E hereto.

      Borrowing Subsidiary. Each of the UK Borrowers and GenRad Sweden, provided as to GenRad Sweden, only to the extent GenRad Sweden shall have delivered to the Agent the election to become a Borrowing Subsidiary in substantially the form of Exhibit H hereto, duly executed and delivered by GenRad Sweden and the Company (and which request shall have been approved in writing by the Agent), together with all documents required by such request.

      Business Day. Any day other than a Saturday or Sunday on which banking institutions in Boston, Massachusetts, are open for the transaction of banking business and, in addition, (a) if Eurocurrency Rate Loans denominated in Dollars are involved, a day which is also a day in which commercial banks are open for international business (including dealings in Dollar deposits) in London or such other Eurocurrency Interbank Market as may be selected by the Agent in its sole discretion acting in good faith; and (b) if Eurocurrency Rate Loans denominated in an Optional Currency or Sterling Base Rate Loans are involved, a day (i) on which dealings and exchange in Dollars and the relevant Optional Currency can be carried on in the relevant Eurocurrency Interbank Market and Dollar settlements of such dealings may be effected, in New York, New York and London, England, and
(ii) on which dealings in Dollars and the relevant Optional Currency and exchange can be carried on in the principal financial center of the country in which such currency is legal tender.

      Capital Assets. Fixed assets, both tangible (such as land, buildings, fixtures, machinery and equipment) and intangible (such as patents, copyrights, trademarks, franchises and good will); provided that Capital Assets shall not include any item customarily charged directly to expense or depreciated over a useful life of twelve (12) months or less in accordance with generally accepted accounting principles.

      Capital Expenditures. Amounts paid or Indebtedness incurred by the Company or any of its Subsidiaries in connection with (a) the purchase or lease by the Company or any of its Subsidiaries of Capital Assets that would be required to be capitalized and shown on the balance sheet of such Person in accordance with generally accepted accounting principles or (b) the lease of any assets by the Company or any of its Subsidiaries as lessee under any Synthetic Lease to the extent that such assets would have been Capital Assets had the Synthetic Lease been treated for accounting purposes as a Capitalized Lease.

      Capitalization Documents. Collectively, the formation documents (including without limitation any certificate of incorporation and by-laws or memorandum and articles of association) of the Company and its Subsidiaries.

      Capitalized Leases. Leases under which the Company or any of its Subsidiaries is the lessee or obligor, the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of the lessee or obligor in accordance with generally accepted accounting principles.

      Cash Equivalents. As to the Company and its Subsidiaries, (a) securities issued or directly and fully guaranteed or insured by the United States of America and having a maturity of not more than six (6) months from the date of acquisition; (b) certificates of deposit and eurodollar time deposits with maturities of six (6) months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six (6) months and overnight bank deposits, in each case, (i) with any Bank or (ii) with any domestic commercial bank organized under the laws of the United States of America or any state thereof and foreign subsidiaries of such bank, having a rating of not less than A or its equivalent by S&P or any successor and having capital and surplus in excess of

$300,000,000; (c) repurchase obligations with a term of not more than seven (7) days for underlying securities of the types described in clauses (a) and (b) entered into with any financial institution meeting the qualifications in clause (b) above; and (d) any commercial paper or finance company paper issued by (i) any Bank or any holding company controlling any Bank or (ii) any other Person that is rated not less than prime-two or A2 or their equivalents by Moody's Investor Service, Inc. or S&P or their successors.

      CERCLA. See ss.9.17(a).

      Closing Date. The first date on which the conditions set forth in ss.13 have been satisfied and any Revolving Credit Loans, advances under the Overdraft Facility, and the Term Loans are to be made or any Letter of Credit is to be issued hereunder.

      Code. The Internal Revenue Code of 1986.

      Collateral. All of the property, rights and interests of the Company and its Subsidiaries that are or are intended to be subject to the security interests created by the Security Documents.

      Commitment. With respect to each Bank, the amount set forth on Schedule 1 hereto as the amount of such Bank's commitment to make Revolving Credit Loans to (including its commitment to fund its portion of the Overdraft Facility pursuant to ss.2.10(e)), and to participate in the issuance, extension and renewal of Letters of Credit for the respective accounts of, any Borrower, as the same may be reduced from time to time; or if such commitment is terminated pursuant to the provisions hereof, zero.

      Commitment Fee. Collectively, the Revolver Commitment Fee and the Unused Term Loan Commitment Fee.

      Commitment Fee Rate. The applicable rate per annum set forth in the chart contained in the definition of Applicable Margin under the heading "Commitment Fee".

      Commitment Percentage. With respect to each Bank, the percentage set forth on Schedule 1 hereto as such Bank's percentage of the aggregate Commitments of all of the Banks, and with respect to the Term Loans, the percentage amount set forth on Schedule 1 of such Bank's commitment to make the Term Loans.

      Company. As defined in the preamble hereto.

      Compliance Certificate. See ss.10.4(c) hereof.

      Consolidated or consolidated. With reference to any term defined herein, shall mean that term as applied to the accounts of the Company and its Subsidiaries, consolidated in accordance with generally accepted accounting principles.

      Consolidated Current Liabilities. All liabilities of the Company and its Subsidiaries on a consolidated basis maturing on demand or within one (1) year from the date as of which Consolidated Current Liabilities are to be determined, and such other liabilities as may properly be classified as current liabilities in accordance with generally accepted accounting principles and including all outstanding Revolving Credit Loans, Unpaid Reimbursement Obligations and the Maximum Drawing Amount of all issued and outstanding Letters of Credit, whether or not classified.

      Consolidated Net Income (or Deficit). The consolidated net income (or deficit) of the Company and its Subsidiaries, after deduction of all expenses, taxes, and other proper charges, determined in accordance with generally accepted accounting principles, after eliminating therefrom all extraordinary items of income.

      Consolidated Net Operating Income (or Deficit). For any period, an amount equal to (a) EBITDA for such period less (b) amortization and depreciation for such period.

      Consolidated Operating Cash Flow. For any period, an amount equal to (a) EBITDA for such period, less (b) the sum of (i) cash payments for all taxes paid during such period, plus (ii) to the extent not already deducted in the determination of EBITDA, Capital Expenditures made during such period, plus
(iii) that portion of the costs of software development required to be capitalized pursuant to FASB Statement No. 86 for such period.

      Consolidated Quick Assets. All cash, Cash Equivalents and Accounts Receivable of the Company and its Subsidiaries on a consolidated basis that, in accordance with generally accepted accounting principles, are properly classified as current assets, provided that Accounts Receivable shall be included only if good and collectible as determined by the Company in accordance with established practice consistently applied and only if payable and outstanding not more than ninety (90) days after the date of the shipment of goods or other transaction out of which such Accounts Receivable arise; and such Accounts Receivable shall be taken at their face value less reserves determined to be sufficient in accordance with generally accepted accounting principles.

      Consolidated Total Debt Service. With respect to the Company and its Subsidiaries and for any period, the sum, without duplication, of (a) Consolidated Total Interest Expense for such period plus (b) any and all scheduled repayments of principal during such period in respect of Indebtedness that becomes due and payable or that are to become due and payable during such period pursuant to any agreement or instrument to which the Company or any of its Subsidiaries is a party relating to (i) the borrowing of money or the obtaining of credit, (ii) the deferred purchase price of assets (other than trade payables incurred in the ordinary course of business), (iii) in respect of any Synthetic Lease or any Capitalized Leases, (iv) in respect of any reimbursement obligations in respect of letters of credit or bankers acceptance due and payable during such period, and (v) Indebtedness described above of another Person guaranteed by the Company or any of its Subsidiaries. Demand obligations shall be deemed to be due and payable during any fiscal period during which such obligations are outstanding.

      Consolidated Total Interest Expense. For any period, the aggregate amount of interest required to be paid or accrued by the Company and its Subsidiaries during such period on all Indebtedness of the Company and its Subsidiaries outstanding during all or any part of such period, whether such interest was or is required to be reflected as an item of expense or capitalized, including payments consisting of interest in respect of any Capitalized Lease or any Synthetic Lease, and including commitment fees, agency fees, facility fees, balance deficiency fees and similar fees or expenses in connection with the borrowing of money.

      Consolidated Total Liabilities. All liabilities of the Company and its Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles and all Indebtedness of the Company and its Subsidiaries, whether or not so classified.

      Conversion Request. A notice given by a Borrower to the Agent of such Borrower's election to convert or continue a Loan in accordance with ss.2.7.

      Credit Agreement. This Revolving Credit and Term Loan Agreement, including the Schedules and Exhibits hereto.

      Default. See ss.15.1.

      Delinquent Bank. See ss.17.5.3.

      Distribution. The declaration or payment of any dividend on or in respect of any shares of any class of capital stock of any Borrower, other than dividends payable solely in shares of common stock of such Borrower; the purchase, redemption, or other retirement of any shares of any class of capital stock of any Borrower, directly or indirectly through a Subsidiary of such Borrower or otherwise; the return of capital by any Borrower to its shareholders as such; or any other distribution on or in respect of any shares of any class of capital stock of such Borrower.

      Dollar Equivalent. On any particular date, with respect to any amount denominated in Dollars, such amount in Dollars, and with respect to any amount denominated in a currency other than Dollars, the amount (as conclusively ascertained by the Agent absent manifest error) of Dollars which could be purchased by the Agent (in accordance with its normal banking practices) in the London foreign currency deposit market with such amount of such currency at the spot rate of exchange prevailing at or about 11:00 a.m. (London time) on such date.

      Dollars or $. Dollars in lawful currency of the United States of America.

      Domestic Lending Office. Initially, the office of each Bank designated as such in Schedule 1 hereto; thereafter, such other office of such Bank, if any, located within the United States that will be making or maintaining Base Rate Loans.

      Domestic Subsidiary. Any Subsidiary which is not a Foreign Subsidiary.

      Drawdown Date. The date on which any Revolving Credit Loan or any Term Loan is made or is to be made, and the date on which any Revolving Credit Loan is converted or continued in accordance with ss.2.7 or all or any portion of any Term Loan is converted or continued in accordance with ss.4.6.

      EBITDA. With respect to any fiscal period, an amount equal to the sum of
(a) Consolidated Net Income of the Company and its Subsidiaries for such fiscal period, plus (b) in each case to the extent deducted in the calculation of such Person's Consolidated Net Income and without duplication, (i) depreciation and amortization for such period, plus (ii) income tax expense for such period, plus
(iii) Consolidated Total Interest Expense paid or accrued during such period, plus (iv) other noncash charges for such period, and minus, to the extent added in computing Consolidated Net Income, and without duplication, all noncash gains (including income tax benefits) for such period, all as determined in accordance with generally accepted accounting principles.

      EMU. The European Economic and Monetary Union formed pursuant to the EU Treaties.

      Eligible Accounts Receivable. The aggregate of the unpaid portions of Accounts Receivable (net of any credits, rebates, offsets, holdbacks or other adjustments or commissions payable to third parties that are adjustments to such Accounts Receivable) (a) that the Company reasonably and in good faith determines to be collectible; (b) that are with account debtors or other obligors that (i) are not Affiliates of the Company or any Subsidiary, (ii) purchased the goods or services giving rise to the relevant Account Receivable in an arm's length transaction, (iii) are not insolvent or involved in any case or proceeding, whether voluntary or involuntary, under any bankruptcy, reorganization, arrangement, insolvency, adjustment of debt, dissolution, liquidation or similar law of any jurisdiction and (iv) are, in the Agent's reasonable judgment, creditworthy; (c) that are in payment of obligations that have been fully performed, do not consist of progress billings or bill and hold invoices and are not subject to dispute or any other similar claims that would reduce the cash amount payable therefor; (d) that are not subject to any pledge, restriction, security interest or other lien or encumbrance other than those created by the Loan Documents; (e) as to Accounts Receivable of a Borrower or Guarantor, in which the Agent has a valid and perfected first priority security interest; (f) that are not outstanding for more than ninety (90) days past the earlier to occur of (i) the date of the respective invoices therefor and (ii) the date of shipment thereof in the case of goods or the end of the calendar month following the provision thereof in the case of services; (g) that are not due from an account debtor or other obligor located in Minnesota unless the Company or the applicable Subsidiary, as the case may be, (i) has received a certificate of authority to do business and is in good standing in such state or
(ii) has filed a notice of business activities report with the appropriate office or agency of such state for the current year; (h) that are not due from any single account debtor or other obligor if more than fifteen percent (15%) of the aggregate amount of all Accounts Receivable owing from such account debtor or other obligor would otherwise not be Eligible Accounts Receivable; (i) that are payable in Dollars or such other currency as is acceptable to the Agent; (j) that are not payable from an office outside of the United States, Canada, the United Kingdom (except those

Accounts Receivable owing from the account debtors set forth on Schedule 1A hereto) and such other jurisdictions as are acceptable to the Agent; and (k) that are not secured by a letter of credit unless the Agent has a prior, perfected security interest in such letter of credit.

      Eligible Assignee. Any of (a) a commercial bank or finance company organized under the laws of the United States, or any State thereof or the District of Columbia, and having total assets in excess of $1,000,000,000; (b) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof or the District of Columbia, and having a net worth of at least $100,000,000, calculated in accordance with generally accepted accounting principles; (c) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having total assets in excess of $1,000,000,000, provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; (d) the central bank of any country which is a member of the OECD; and (e) if, but only if, any Event of Default has occurred and is continuing, any other bank, insurance company, commercial finance company or other financial institution or other Person approved by the Agent, such approval not to be unreasonably withheld.

      Eligible Inventory. With respect to the Company or any of its Subsidiaries, finished goods inventory owned by the Company or such Subsidiary provided that Eligible Inventory shall not include any inventory (a) held on consignment, or not otherwise owned by the Company or such Subsidiary, or of a type no longer sold by the Company or such Subsidiary, (b) which has been returned by a customer or is damaged or subject to any legal encumbrance other than Permitted Liens, (c) which is not in the possession of the Company or such Subsidiary unless the Agent has received a waiver from the party in possession of such inventory in form and substance satisfactory to the Agent, (d) which is held by the Company or such Subsidiary on property leased by the Company or such Subsidiary, unless the Agent has received a waiver from the lessor of such leased property and, if any, sublessor thereof in form and substance satisfactory to the Agent, (e) as to inventory of a Borrower or Guarantor, as to which appropriate Uniform Commercial Code financing statements or other similar filings in the relevant jurisdictions outside of the United States showing the Company as debtor and the Agent as secured party have not been filed in the proper filing office or offices in order to perfect the Agent's security interest therein, (f) which has been shipped to a customer of the Company or such Subsidiary regardless of whether such shipment is on a consignment basis,
(g) which is not located within the United States of America or such other jurisdiction as is acceptable to the Agent, or (h) which the Agent reasonably deems to be obsolete or not marketable.

      Employee Benefit Plan. Any employee benefit plan within the meaning of ss.3(3) of ERISA or other Applicable Pension Legislation maintained or contributed to by any Borrower or any ERISA Affiliate, other than a Guaranteed Pension Plan or a Multiemployer Plan.

      Environmental Laws. See ss.9.17(a).

      EPA. See ss.9.17(b).

      Equity Issuance. The sale or issuance by the Company or any of its Subsidiaries of any of its capital stock or equity interests or any warrants, rights, or options to acquire its capital stock or equity interests.

      ERISA. The Employee Retirement Income Security Act of 1974.

      ERISA Affiliate. Any Person which is treated as a single employer with any Borrower under ss.414 of the Code.

      ERISA Reportable Event. A reportable event with respect to a Guaranteed Pension Plan within the meaning of ss.4043 of ERISA and the regulations promulgated thereunder.

      Euro or e: The single currency of Participating Member States.

      Eurocurrency Interbank Market. Any lawful recognized market in which deposits of Dollars and the relevant Optional Currencies are offered by international banking units of United States banking institutions and by foreign banking institutions to each other and in which foreign currency and exchange operations or eurocurrency funding operations are customarily conducted.

      Euro Interbank Rate: With respect to any Revolving Credit Loan denominated or to be denominated in Euros, the annual rate of interest at which the Agent is able to obtain deposits for comparable amounts in Euros for the relevant Interest Period in the London interbank market for a period comparable to the duration of such Interest Period, as determined by the Agent.

      Eurocurrency Lending Office. Initially, the office of each Bank designated as such on Schedule 1 hereto; thereafter, such other office of such Bank, if any, that shall be making or maintaining Eurocurrency Rate Loans.

      Eurocurrency Offered Rate. With respect to the Interest Period of any Eurocurrency Rate Loan denominated in a currency other than Dollars, the rate per annum (rounded upwards to the nearest 1/16 of one percent) equal to the rate at which the Agent is offered deposits in the relevant Optional Currency two (2) Business Days prior to the beginning of such Interest Period in the Eurocurrency Interbank Market where the foreign currency and exchange operations or eurocurrency funding operations of the Agent are customarily conducted at or about 11:00 a.m. (London time) for delivery on the first day of such Interest Period and for the number of days comprised therein and in an amount equal (as nearly as may be) to the Eurocurrency Rate Loan to which such Interest Period applies.

      Eurocurrency Rate. With respect to amounts denominated in Dollars, the Eurodollar Rate, and with respect to amounts denominated in any currency other than Dollars, the International Eurocurrency Rate.

      Eurocurrency Rate Loans. Revolving Credit Loans and all or any portion of the Term Loan bearing interest calculated by reference to the Eurocurrency Rate.

      Eurocurrency Reserve Rate. For any day with respect to a Eurocurrency Rate Loan, the maximum rate (expressed as a decimal) at which any lender subject thereto would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against "Eurocurrency Liabilities" (as that term is used in Regulation D), if such liabilities were outstanding. The Eurocurrency Reserve Rate shall be adjusted automatically on and as of the effective date of any change in the Eurocurrency Reserve Rate.

      Eurodollar Rate. For any Interest Period with respect to a Eurocurrency Rate Loan denominated in Dollars, the rate of interest equal to (a) the rate per annum (rounded upwards to the nearest 1/16 of one percent) at which the Agent's Eurocurrency Lending Office is offered Dollar deposits at approximately 11:00 a.m. (London time) two (2) Business Days prior to the beginning of such Interest Period in the Eurocurrency Interbank Market where the eurodollar and foreign currency and exchange operations of such Eurocurrency Lending Office are customarily conducted, for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of the Eurocurrency Rate Loan denominated in Dollars to which such Interest Period applies, divided by (b) a number equal to 1.00 minus the Eurocurrency Reserve Rate, if applicable.

      European Obligations. All Obligations of the Borrowing Subsidiaries and all Obligations of GenRad Ireland or any other Foreign Subsidiary which is or may be a Guarantor hereunder pursuant to its Guarantee.

      EU Treaties. The treaty establishing the European Community being the Treaty of Rome of 25 March 1957 as amended by the Single European Act 1986 and by the Treaty on European Union which was signed at Maastricht on 7 February 1992 (and came into being on November 1, 1993), (the Maastricht Treaty) as further amended from time to time.

      Event of Default. See ss.15.1.

      Fee Letter. The Fee Letter dated on or prior to the Closing Date among the Company, FleetBoston Robertson Stephens Inc. and the Agent.

      Fleet. Fleet National Bank, a national banking association, in its individual capacity.

      Foreign Subsidiaries. Any Subsidiary (direct or indirect, existing on the date hereof or acquired or formed hereafter in accordance with the provisions hereof) of the Company that conducts substantially all of its business in countries other than the United States of America and that is organized under the laws of a jurisdiction other than the United States of America and the states (or the District of Columbia) thereof.

      generally accepted accounting principles. (a) When used in ss.12, whether directly or indirectly through reference to a capitalized term used therein, means (i) principles that are consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, in effect for the fiscal year (or financial year, as applicable) ended on the Balance Sheet Date, and (ii) to the extent consistent with such principles, the accounting practice of the Company reflected in its financial statements for the year ended on the Balance Sheet Date, and (b) when used in general, other than as provided above, means principles that are (i) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors (or its equivalent in any Person's jurisdiction of organization), as in effect from time to time, and (ii) consistently applied with past financial statements of the Company adopting the same principles, provided that in each case referred to in this definition of "generally accepted accounting principles" a certified public accountant in the relevant jurisdiction would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in generally accepted accounting principles) as to financial statements in which such principles have been properly applied.

      GenRad Ireland. A wholly-owned Subsidiary of the Company organized under the laws of Ireland and originally known as Tavstock Limited.

      GenRad Sweden. A wholly-owned Subsidiary of the Company organized under the laws of Sweden and which will be effecting the AutoDiagnos Acquisition.

      Guaranteed Pension Plan. Any employee pension benefit plan within the meaning of ss.3(2) of ERISA maintained or contributed to by any Borrower or any ERISA Affiliate the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

      Guarantors. Collectively, (a) each Domestic Subsidiary of the Company existing on the Closing Date and each other Person which is required to be or become a guarantor from time to time pursuant to ss.10.16(b); (b) each Borrowing Subsidiary other than GenRad Sweden; (c) GenRad Ireland; and (d) each other Person which is required to be or become a guarantor from time to time pursuant to ss.10.16(b). Each such Person shall be a party to a Guarantee.

      Guarantees. Collectively, (a) the Guaranty dated on or prior to the Closing Date (or such later date as is required by ss.10.16(a)) from each Domestic Subsidiary which is a Guarantor in favor of the Agent and the Banks;
(b) the Guaranty dated on or prior to the Closing Date from GenRad Ireland and each Borrowing Subsidiary other than GenRad Sweden in favor of the Agent and the Banks; and (c) the Guarantees dated as of the date required by ss.10.16(b) from each Person required to become a Guarantor pursuant to ss.10.16(b) in favor of the Agent and the Banks, and in each case in form and substance satisfactory to the Agent and the Banks.

      Hazardous Substances. See ss.9.17(b).

      Indebtedness. As to any Person and whether recourse is secured by or is otherwise available against all or only a portion of the assets of such Person and whether or not contingent, but without duplication:

            (a) every obligation of such Person for money borrowed,

            (b) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses,

            (c) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person,

            (d) every obligation of such Person issued or assumed as the deferred purchase price of property or services (including without limitation securities repurchase agreements and any earn-outs or similar obligations with respect to acquisitions permitted hereunder, but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business which are not overdue or which are being contested in good faith),

            (e) every obligation of such Person under any Capitalized Lease,

            (f) every obligation of such Person under any lease (a "Synthetic Lease") treated as an operating lease under generally accepted accounting principles and as a loan or financing for U.S. income tax purposes, or treated similarly by the relevant taxing authority of a non-U.S. jurisdiction,

            (g) all sales by such Person of (i) accounts or general intangibles for money due or to become due, (ii) chattel paper, instruments or documents creating or evidencing a right to payment of money or (iii) other receivables (collectively "receivables"), whether pursuant to a purchase facility or otherwise, other than in connection with the disposition of the business operations of such Person relating thereto or a disposition of defaulted receivables for collection and not as a financing arrangement, and together with any obligation of such Person to pay any discount, interest, fees, indemnities, penalties, recourse, expenses or other amounts in connection therewith,

            (h) every obligation of such Person (an "equity related purchase obligation") to purchase, redeem, retire or otherwise acquire for value any shares of capital stock of any class issued by such Person, any warrants, options or other rights to acquire any such shares, or any rights measured by the value of such shares, warrants, options or other rights,

            (i) every obligation of such Person under any forward contract, futures contract, swap, option or other financing agreement or arrangement (including, without limitation, caps, floors, collars and similar agreements), the value of which is dependent upon interest rates, currency exchange rates, commodities or other indices (a "derivative contract"),

            (j) every obligation in respect of Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent that such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent that the terms of such Indebtedness provide that such Person is not liable therefor and such terms are enforceable under applicable law,

            (k) every obligation, contingent or otherwise, of such Person guaranteeing, or having the economic effect of guarantying or otherwise acting as surety for, any obligation of a type described in any of clauses
      (a) through (j) (the "primary obligation") of another Person (the "primary obligor"), in any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person (i) to purchase or pay (or advance or supply funds for the purchase of) any security for the payment of such primary obligation, (ii) to purchase property, securities or services for the purpose of assuring the payment of such primary obligation, or (iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such primary obligation.

      The "amount" or "principal amount" of any Indebtedness at any time of determination represented by (u) any Indebtedness, issued at a price that is less than the principal amount at maturity thereof, shall be the amount of the liability in respect thereof determined in accordance with generally accepted accounting principles, (v) any Capitalized Lease shall be the principal component of the aggregate of the rentals obligation under such Capitalized Lease payable over the term thereof that is not subject to termination by the lessee, (w) any sale of receivables shall be the amount of unrecovered capital or principal investment of the purchaser (other than the Borrower or any of its wholly-owned Subsidiaries) thereof, excluding amounts representative of yield or interest earned on such investment, (x) any Synthetic Lease shall be the stipulated loss value, termination value or other equivalent amount, (y) any derivative contract shall be the maximum amount of any termination or loss payment required to be paid by such Person if such derivative contract were, at the time of determination, to be terminated by reason of any event of default or early termination event thereunder, whether or not such event of default or early termination event has in fact occurred and (z) any equity related purchase obligation shall be the maximum fixed redemption or purchase price thereof inclusive of any accrued and unpaid dividends to be comprised in such redemption or purchase price.

      Ineligible Securities. Securities which may not be underwritten or dealt with in by member banks of the Federal Reserve System under Section 16 of the Banking Act of 1933 (12 U.S.C.ss.24, Seventh), as amended.

      Insolvency Event. Any of the following events or circumstances: (a) any Borrower, Guarantor or any of their respective Subsidiaries organized in the United Kingdom shall be deemed unable to pay its debts within the meaning of section 123(1) (a), (b), or (2) of the Insolvency Act 1986 (United Kingdom) or shall otherwise become insolvent or stop or suspend making payments (whether of principal or interest) with respect to all or any class of its Indebtedness or announce an intention to do so, (b) a meeting shall be convened by any such Borrower, Guarantor or any of their respective Subsidiaries for the purpose of passing any resolution to purchase, reduce or redeem any of its capital stock or to comply with section 142 of the Companies Act 1985 (England), (c) any petition shall be presented or other step taken for the purpose of the appointment of an administrator or the winding up of any such Borrower, Guarantor or any of their respective Subsidiaries (not being, in the case of a winding up, a petition which such Person can demonstrate to the reasonable satisfaction of the Agent, by providing an opinion of leading counsel to that effect, is frivolous, vexatious or an abuse of the process of the court or relates to a claim to which such Person has a good defense and which is being vigorously contested by such Person) or an order shall be made or resolution passed for the winding up of any such Borrower, Guarantor or any of their respective Subsidiaries or a notice shall be issued by convening a meeting for the purpose of passing any such resolution (except for the purpose of a solvent amalgamation or reconstitution which shall have been approved by the Agent), or (d) any steps shall be taken, or negotiations commenced by any such Borrower, Guarantor or any of their respective Subsidiaries or by any of their respective creditors with a view to proposing any kind of composition, compromise or arrangement involving such Person and any of its creditors or for the presentation of a petition for the appointment of an administrator.

      Intercompany Notes. Promissory notes issued or to be issued among the Company and its Subsidiaries from time to time in the form of Exhibit G hereto and pledged and delivered by the holder thereof to the Agent for the benefit of the Banks as collateral security for the Obligations.

      Interest Payment Date. (a) As to any Base Rate Loan, the last day of the calendar quarter with respect to interest accrued during such calendar quarter, including, without limitation, the calendar quarter which includes the Drawdown Date of such Base Rate Loan; and (b) as to any Eurocurrency Rate Loan in respect of which the Interest Period is (i) 3 months or less, the last day of such Interest Period and (ii) more than 3 months, the date that is 3 months from the first day of such Interest Period and, in addition, the last day of such Interest Period.

      Interest Period. With respect to each Revolving Credit Loan or all or any relevant portion of the Term Loan, (a) initially, the period commencing on the Drawdown Date of such Loan and ending on the last day of one of the periods set forth below, as selected by the relevant Borrower in a Loan Request or as otherwise required by the terms of this Credit Agreement (i) for any Base Rate Loan, the last day of the calendar quarter; and (ii) for any Eurocurrency Rate Loan, 1, 2, 3, or 6 months; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Revolving Credit Loan or all or such portion of the Term Loan and ending on the last day of one of the periods set forth above, as selected by such Borrower in a Conversion Request; provided that all of the foregoing provisions relating to Interest Periods are subject to the following:

            (a) if any Interest Period with respect to a Eurocurrency Rate Loan would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

            (b) if any Interest Period with respect to a Base Rate Loan would end on a day that is not a Business Day, that Interest Period shall end on the next succeeding Business Day;

            (c) if such Borrower shall fail to give notice as provided in ss.2.7, (i) for Loans denominated in Dollars, such Borrower shall be deemed to have requested a conversion of the affected Eurocurrency Rate Loan to a Base Rate Loan and the continuance of all Base Rate Loans as Base Rate Loans on the last day of the then current Interest Period with respect thereto and (ii) for Revolving Credit Loans denominated in any Optional Currency, such Borrower shall repay such Revolving Credit Loan on the last day of the then current Interest Period with respect thereto;

            (d) any Interest Period relating to any Eurocurrency Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

            (e) any Interest Period that would otherwise extend beyond the Revolving Credit Loan Maturity Date (if comprising a Revolving Credit
      Loan) or the Term Loan Maturity Date (if comprising the Term Loan or a portion thereof) shall end on the Revolving Credit Loan Maturity Date or (as the case may be) the Term Loan Maturity Date.

      Interest Rate Agreement. Any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate futures contract, interest rate option agreement or other similar agreement or arrangement to which the Company and any Bank is a party, designed to protect the Company against fluctuations in interest rates.

      International Eurocurrency Rate. With respect to all Eurocurrency Rate Loans denominated in an Optional Currency for any Interest Period, the annual rate of interest, rounded to the nearest 1/16th of one percent (1/16%), determined by the Agent for such Interest Period in accordance with the following formula:
                                        Eurocurrency Offered Rate
      International Eurocurrency Rate = ------------------------------
                                        1 - Eurocurrency Reserve Rate

      International Standby Practices. With respect to any Standby Letter of Credit, International Standby Practices (ISP98), International Chamber of Commerce Publication No. 590, or any successor code of standby letter of credit practices among banks adopted by the Agent in the ordinary course of its business as a standby letter of credit issuer and in effect at the time of issuance of such Letter of Credit.

        Investments. All expenditures made and all liabilities incurred (contingently or otherwise) for the acquisition of stock or Indebtedness of, or for loans, advances, capital contributions or transfers of property to, or in respect of any guaranties (or other commitments as described under Indebtedness), or obligations of, any Person. In determining the aggregate amount of Investments outstanding at any particular time: (a) the amount of any Investment represented by a guaranty shall be taken at not less than the principal amount of the obligations guaranteed and still outstanding; (b) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid;
(c) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); (d) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise, except that accrued interest included as provided in the foregoing clause (b) may be deducted when paid; and (e) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof.

      Letter of Credit. See ss.5.1.1.

      Letter of Credit Application. See ss.5.1.1.

      Letter of Credit Fee. See ss.5.6.

      Letter of Credit Participation. See ss.5.1.4.

      Leverage Ratio. As at any date of determination, the ratio of (a) Total Funded Indebtedness of the Company and its Subsidiaries outstanding on such date to (b) the EBITDA of the Company and its Subsidiaries for the Reference Period ending on such date, provided, however, when calculating the Leverage Ratio for any period in which a Permitted Acquisition has occurred, the calculation of the Leverage Ratio shall be on a Pro Forma Basis.

      Loan Documents. This Credit Agreement, the Notes, the Letter of Credit Applications, the Letters of Credit, the Fee Letter and the Security Documents.

      Loan Request. See ss.2.6.

      Loans. The Revolving Credit Loans and the Term Loans.

      Majority Banks. As of any date, (a) if there are less than three (3) Banks on such date, all Banks, and (b) if there are three (3) or more Banks on such date, no less than two (2) Banks holding at least fifty-one percent (51%) of the outstanding principal amount of the Notes on such date, plus the unused portion of the Commitments on such date, plus the Maximum Drawing Amount of all issued and outstanding Letters of Credit on such date, plus such Banks' undrawn portion of the Term Loan on such date; and if no such principal is outstanding, the Banks whose aggregate Commitments constitutes at least fifty-one percent (51%) of the Total Commitment.

      Maximum Drawing Amount. The maximum aggregate amount that the beneficiaries may at any time draw under outstanding Letters of Credit, as such aggregate amount may be reduced from time to time pursuant to the terms of the Letters of Credit.

      Maximum Overdraft Amount. The Dollar equivalent of (pound)2,000,000, as the same may be reduced from time to time; or if the Overdraft Facility is terminated pursuant to the provisions hereof, zero.

      Multiemployer Plan. Any multiemployer plan within the meaning ofss.3(37) of ERISA maintained or contributed to by any Borrower or any ERISA Affiliate.

      Net Book Value. At the relevant time of reference thereto, the net book value of Eligible Inventory determined on a first-in first-out basis and at lower of cost or market. The "cost" of any Eligible Inventory shall be the lesser of (a) the calculated cost of purchases, as determined from invoices received by the Company or any of its Subsidiaries, or from the Company's or such Subsidiary's purchase journal or stock ledger (based upon the Company's accounting practices, disclosed to the Agent and in effect on the date hereof or, if hereafter modified, modified in accordance with generally accepted accounting principles and disclosed to the Agent prior to such modification) and
(b) the lowest ticketed or promoted price at which such Eligible Inventory is offered to the public, after all mark-downs (whether or not such price is then reflected in the accounting system of the Company or such Subsidiary). "Cost" does not include inventory capitalization costs or other non-purchase price charges (such as freight) used in the Company's or such Subsidiary's calculation of the cost of goods sold.

      Net Cash Proceeds. With respect to any Equity Issuances, the excess of the gross cash proceeds received by such Person for such Equity Issuance after deduction of all reasonable and customary transaction expenses (including without limitation, underwriting discounts and commissions) actually incurred in connection with such a sale or other issuance.

      Net Cash Sale Proceeds. The net cash proceeds received by a Person in respect of any Asset Sale, less the sum of (a) all reasonable out-of-pocket fees, commissions and other reasonably and customary expenses actually incurred in connection with such Asset Sale, including the amount of income, franchise, sales and other applicable taxes required to be paid by such Person in connection with such Asset Sale, and (b) the aggregate amount of cash so received by such Person which is required to be used to retire (in whole or in part) any Indebtedness (other than under the Loan Documents) of such Person permitted by this Credit Agreement that was secured by a lien or security interest permitted by this Credit Agreement having priority over the liens and security interests (if any) of the Agent (for the benefit of the Agent and the Banks) with respect to such assets transferred and which is required to be repaid in whole or in part (which repayment, in the case of any other revolving credit arrangement or multiple advance arrangement, reduces the commitment thereunder) in connection with such Asset Sale.

      Nicolet. The Nicolet Imaging Systems division of ThermoSpectra
Corporation.

      Nicolet Acquisition. The acquisition by the Company on the Nicolet Acquisition Closing Date of Nicolet and the capital stock of Sierra pursuant to the Nicolet Acquisition Documents.

      Nicolet Acquisition Closing Date. The first date on which the conditions set forth in the Nicolet Purchase Agreement have been satisfied and the Nicolet Acquisition has occurred.

      Nicolet Acquisition Documents. Collectively, the Nicolet Purchase Agreement and all agreements and documents required to be entered into or delivered pursuant thereto or in connection with the Nicolet Acquisition, each in form and substance satisfactory to the Agent.

      Nicolet Purchase Agreement. The Purchase and Sale Agreement dated as of March 24, 2000, between ThermoSpectra Corporation and GenRad, Inc., together with all schedules, exhibits and annexes thereto.

      Nicolet Term Loan. As defined in the definition of "Term Loan".

      Non-Affected Banks. As at any date of determination, those Banks which are not Affected Banks.

      Notes. The Term Notes and the Revolving Credit Notes.

      Obligations. All indebtedness, obligations and liabilities of any Borrower and its Subsidiaries to any of the Banks and the Agent, individually or collectively, existing on the date of this Credit Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Credit Agreement or any of the other Loan Documents or any Interest Rate Agreement or in respect of any of the Loans made (including advances under the Overdraft Facility) or Reimbursement Obligations incurred or any of the Notes, Letter of

Credit Application, Letter of Credit or other instruments at any time evidencing any thereof.

      OC Notice. See ss.2.9.1 hereof.

      Optional Currency. Sterling or Euro, provided such currency is freely convertible into Dollars and is traded on any recognized Eurocurrency Interbank Market selected by the Agent in good faith.

      outstanding. With respect to the Loans, the aggregate unpaid principal thereof as of any date of determination.

      Overdraft Bank. BankBoston, N.A., a national banking association, acting through its London branch.

      Overdraft Facility. See ss.2.10.

      Overnight Rate. For any day, (a) as to Revolving Credit Loans denominated in Dollars, the weighted average interest rate paid by the Agent for federal funds acquired by the Agent, and (b) as to Revolving Credit Loans denominated in an Optional Currency, the rate of interest per annum at which overnight deposits in the applicable Optional Currency, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by the Agent to major banks in the London interbank market.

      Participating Member State. A member state of the European Union that adopts a single currency in accordance with the EU Treaties.

      Patent Assignments. Collectively, (a) the several Patent Assignments made by the Company and certain of its Subsidiaries in favor of the Agent and (b) Charge Over Intellectual Property, each dated on or prior to the Closing Date and each in form and substance satisfactory to the Banks and the Agent.

      PBGC. The Pension Benefit Guaranty Corporation created by ss.4002 of ERISA and any successor entity or entities having similar responsibilities.

      Perfection Certificates. The Perfection Certificates as defined in the Security Agreements.

      Permitted Acquisition. See ss.11.5.1.

      Permitted Liens. Liens, security interests and other encumbrances permitted by ss.11.2.

      Person. Any individual, corporation, partnership, trust, unincorporated association, business, or other legal entity, and any government or any governmental agency or political subdivision thereof.

        Pro Forma Basis. Following a Permitted Acquisition, the Total Funded Indebtedness (or, in the case of Consolidated Total Interest Expense, all Indebtedness) and EBITDA for the fiscal quarter in which such Permitted Acquisition occurred and each of the three fiscal quarters immediately following such Permitted Acquisition being calculated with reference to the audited historical financial results of the Person so acquired (or, to the extent such financial results are unaudited, such unaudited results shall have been prepared in a manner which is acceptable to the Agent) and the Company and its Subsidiaries for the applicable Test Period after giving effect on a pro forma basis to such Permitted Acquisition and assuming that such Permitted Acquisition had been consummated at the beginning of such Test Period in the manner described in (i), (ii) and (iii) below:

            (i) all Indebtedness (whether under this Credit Agreement or otherwise) and any other balance sheet adjustments incurred or made in connection with the Permitted Acquisition shall be deemed to have been incurred or made on the first day of the Test Period, and all Indebtedness of the Person acquired or to be acquired in such Permitted Acquisition which was or will have been repaid in connection with the consummation of the Permitted Acquisition shall be deemed to have been repaid concurrently with the incurrence of the Indebtedness incurred in connection with the Permitted Acquisition;

            (ii) all Indebtedness assumed to have been incurred pursuant to the preceding clause (i) shall be deemed to have borne interest at the sum of
      (a) the arithmetic mean of (x) the Eurocurrency Rate for Eurocurrency Rate Loans having an Interest Period of one month in effect on the first day of the Test Period and (y) the Eurocurrency Rate for Eurocurrency Rate Loans having an Interest Period of one month in effect on the last day of the Test Period plus (b) the Applicable Margin for Revolving Credit Loans then in effect (after giving effect to the Permitted Acquisition on a Pro Forma Basis); and

            (iii) other reasonable cost savings, expenses and other income statement or operating statement adjustments which are attributable to the change in ownership and/or management resulting from such Permitted Acquisition as may be approved by the Agent in writing shall be deemed to have been realized on the first day of the Test Period.

      Rate Adjustment Period. See the definition of "Applicable Margin."

      Rate of Exchange. See ss.2.9.2 hereof.

      RCRA. See ss.9.17(a).

      Real Estate. All real property at any time owned or leased (as lessee or sublessee) by the Company or any of its Subsidiaries.

      Record. The grid attached to a Note, or the continuation of such grid, or any other similar record, including computer records, maintained by any Bank with respect to any Loan referred to in such Note.

      Reference Bank. Fleet.

      Reference Period. As of any date of determination, the period of four (4) consecutive fiscal quarters of the Company and its Subsidiaries ending on such date, or if such date is not a fiscal quarter end date, the period of four (4) consecutive fiscal quarters most recently ended.

      Register. See ss.20.3.

      Reimbursement Obligation. Any Borrower's obligation to reimburse the Agent and the Banks on account of any drawing under any Letter of Credit as provided in ss.5.2.

      Restricted Payment. In relation to the Company and its Subsidiaries, any
(a) Distribution or (b) payment or prepayment by the Company or its Subsidiaries to the Company's or any Subsidiary's shareholders (or other equity holders) or to any Affiliate Company or any Subsidiary or any Affiliate of the Company's or such Subsidiary's shareholders.

      Revolver Borrowers. Collectively, the Company and the UK Borrowers.

      Revolver Commitment Fee. See ss.2.2.

      Revolving Credit Loan Maturity Date. March 24, 2004.

      Revolving Credit Loans. Revolving credit loans made or to be made by the Banks to the Revolver Borrowers pursuant to ss.2 (including advances made pursuant to the Overdraft Facility).

      Revolving Credit Note Record. A Record with respect to a Revolving Credit Note.

      Revolving Credit Notes. See ss.2.4.

      SARA. See ss.9.17(a).

      Same Day Funds. With respect to disbursements and payments in (a) Dollars, immediately available funds, and (b) an Optional Currency, same day or other funds as may be determined by the Agent to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Optional Currency.

      Section 20 Subsidiary. A Subsidiary of the bank holding company controlling any Bank, which Subsidiary has been granted authority by the Federal Reserve Board to underwrite and deal in certain Ineligible Securities.

      Security Agreements. Collectively, (a) the several Security Agreements, dated or to be dated on or prior to the Closing Date (or such later date as is required by ss.10.16(a)), among the Company and the Domestic Subsidiaries which are Guarantors and the Agent; (b) the Debentures dated or to be dated on or prior to the Closing Date between GenRad Ireland, each Borrowing Subsidiary other than GenRad Sweden and the Agent; (c) the Corporate Mortgage, dated or to be dated on or prior to the AutoDiagnos Acquisition Closing Date between GenRad Sweden and the Agent; and (d) the additional debentures, security agreements or similar documents dated as of the date required by ss.10.16(b) between each Person which was required to become a Guarantor pursuant to ss.10.16(b) and the Agent, and in each case in form and substance satisfactory to the Banks and the Agent.

      Security Documents. The Guarantees, the Security Agreements, the Patent Assignments, the Trademark Assignments, the Stock Pledge Agreements and all other instruments and documents, including without limitation Uniform Commercial Code financing statements, required to be executed or delivered pursuant to any Security Document.

      Sierra. Sierra Research & Technology, Inc.

      Sterling or (pound). Pounds Sterling in lawful currency of the United Kingdom.

      Sterling Base Rate. The annual rate of interest announced from time to time by the Agent at its London branch as its "base rate" for loans denominated in Sterling.

      Sterling Base Rate Loans. Overdraft Facility advances bearing interest calculated by reference to the Sterling Base Rate.

      Stock Pledge Agreements. Collectively, (a) the Stock Pledge Agreement, dated or to be dated on or prior to the Closing Date, between the Company and the Agent pursuant to which the Company pledges the stock of its Subsidiaries to secure its Obligations; (b) the Charge Over Shares, dated or to be dated on or prior to the Closing Date, between the Company and the Agent pursuant to which the Company pledges to the Agent the stock of Holdings; (c) the Charge Over Shares, dated or to be dated on or prior to the Closing Date, between the Company and the Agent pursuant to which the Company pledges to the Agent the stock of GenRad Ireland; (d) the Charge Over Shares, dated or to be dated on or prior to the Closing Date, between Holdings and the Agent pursuant to which Holdings pledges to the Agent the capital stock of GenRad Ltd., GenRad Europe and Mitron Europe Ltd.; (e) the Share Pledge Agreement, dated or to be dated on or prior to the AutoDiagnos Acquisition Closing Date, between the Company and the Agent pursuant to which the Company pledges to the Agent the capital stock of GenRad Sweden; (f) the Share Pledge Agreement, dated or to be dated on or prior to the AutoDiagnos Acquisition Closing Date, between GenRad Sweden and the Agent pursuant to which GenRad Sweden pledges to the Agent the capital stock of AutoDiagnos; and (g) such other stock pledge agreements, charge over shares or similar instruments as may be required from time to time pursuant to ss.10.16 hereof, in each case, in form and substance satisfactory to the Banks and the Agent.

      Subsidiary. Any corporation, association, trust, or other business entity of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes) of the outstanding Voting Stock.

      Synthetic Lease. As defined in paragraph (f) of the definition of "Indebtedness".

      Tavstock Limited. A wholly-owned Subsidiary of the Company organized under the laws of Ireland.

      Term Borrowers. Collectively, the Company and GenRad Sweden.

      Term Loans. The term loans made or to be made by the Banks to (a) the Company on the Closing Date in the aggregate principal amount not to exceed $45,000,000 (the "Nicolet Term Loan") and (b) GenRad Sweden on the AutoDiagnos Acquisition Closing Date in the aggregate principal amount not to exceed $30,000,000 (the "AutoDiagnos Term Loan"), pursuant to, and subject to, ss.4.1.

      Term Loan Maturity Date. March 24, 2004.

      Term Notes. See ss.4.2.

      Term Note Record. A Record with respect to a Term Note.

      Test Period. The period of all fiscal quarters (and any portion of a fiscal quarter) being tested in any covenant calculation period prior to the date of such Permitted Acquisition as set forth in the definition of Pro Forma Basis.

      Total Commitment. The Commitments of the Banks, as in effect from time to time.

      Total Funded Indebtedness. All Indebtedness of the Company and its Subsidiaries, whether or not contingent, for borrowed money, purchase money Indebtedness and with respect to Capitalized Leases and Synthetic Leases, determined on a consolidated basis in accordance with generally accepted accounting principles.

      Total Overdraft Usage. See ss.2.10.

      Trademark Assignments. Collectively, (a) the several Trademark Assignments made by the Company and certain of its Subsidiaries in favor of the Agent and
(b) Charge Over Intellectual Property, each dated on or prior to the Closing Date and each in form and substance satisfactory to the Banks and the Agent.

      Type. As to any Revolving Credit Loan or all or any portion of the Term Loans, its nature as a Base Rate Loan or a Eurocurrency Rate Loan.

      UK Borrowers. As defined in the preamble hereto.

      UK Borrower Sublimit. See ss.2.1.

      Uniform Customs. With respect to any Letter of Credit, the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 or any successor version thereto adopted by the Agent in the ordinary course of its business as a letter of credit issuer and in effect at the time of issuance of such Letter of Credit.

      United Kingdom. The United Kingdom of Great Britain and Northern Ireland.

      Unpaid Reimbursement Obligation. Any Reimbursement Obligation for which the Borrower does not reimburse the Agent and the Banks on the date specified in, and in accordance with, ss.5.2.

      Unused Term Loan Commitment Fee. See ss.4.7.

      Voting Stock. Stock or similar interests, of any class or classes (however designated), the holders of which are at the time entitled, as such holders, to vote for the election of a majority of the directors (or persons performing similar functions) of the corporation, association, trust or other business entity involved, whether or not the right so to vote exists by reason of the happening of a contingency.

            1.2. Rules of Interpretation.

            (a) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Credit Agreement.

            (b) The singular includes the plural and the plural includes the singular.

            (c) A reference to any law includes any amendment or modification to such law.

            (d) A reference to any Person includes its permitted successors and permitted assigns.

            (e) Accounting terms not otherwise defined herein have the meanings assigned to them by generally accepted accounting principles applied on a consistent basis by the accounting entity to which they refer.

            (f) The words "include", "includes" and "including" are not limiting.

            (g) All terms not specifically defined herein or by generally accepted accounting principles, which terms are defined in the Uniform Commercial Code as in effect in The Commonwealth of Massachusetts, have the meanings assigned to them therein, with the term "instrument" being that defined under Article 9 of the Uniform Commercial Code.

            (h) Reference to a particular "ss." refers to that section of this Credit Agreement unless otherwise indicated.

            (i) The words "herein", "hereof", "hereunder" and words of like import shall refer to this Credit Agreement as a whole and not to any particular section or subdivision of this Credit Agreement.

            (j) Unless otherwise expressly indicated, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including," the words "to" and "until" each mean "to but excluding," and the word "through" means "to and including."

            (k) This Credit Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are, however, cumulative and are to be performed in accordance with the terms thereof.

            (l) This Credit Agreement and the other Loan Documents are the result of negotiation among, and have been reviewed by counsel to, among others, the Agent and the Borrowers and are the product of discussions and negotiations among all parties. Accordingly, this Credit Agreement and the other Loan Documents are not intended to be construed against the Agent or any of the Banks merely on account of the Agent's or any Bank's involvement in the preparation of such documents.

                        2. THE REVOLVING CREDIT FACILITY.

            2.1. Commitment to Lend. Subject to the terms and conditions set forth in this Credit Agreement, each of the Banks severally agrees to lend to any Revolver Borrower and any Revolver Borrower may borrow, repay, and reborrow from time to time between the Closing Date and the Revolving Credit Loan Maturity Date upon notice by such Revolver Borrower to the Agent given in accordance with ss.2.6, such sums, in Dollars and/or at any Revolver Borrower's option from time to time, subject to ss.2.9 hereof, in an Optional Currency, as are requested by any Revolver Borrower up to a maximum aggregate amount outstanding (after giving effect to all amounts requested) at any one time equal to such Bank's Commitment minus such Bank's Commitment Percentage of the sum of the Maximum Drawing Amount, all Unpaid Reimbursement Obligations and the Total Overdraft Usage, provided that the Dollar Equivalent of the sum of the outstanding amount of the Revolving Credit Loans (after giving effect to all amounts requested), including the Total Overdraft Usage, plus the Maximum Drawing Amount and all Unpaid Reimbursement Obligations shall not at any time exceed the lesser of the (i) Total Commitment and (ii) the Borrowing Base; provided, further, that the Dollar Equivalent of the sum of the outstanding amount of the Revolving Credit Loans outstanding to the UK Borrowers (after giving effect to all amounts requested), including the Total Overdraft Usage, plus the Maximum Drawing Amounts and

      Unpaid Reimbursement Obligations applicable to Letters of Credit issued for the account of the UK Borrowers shall not at any time exceed $25,000,000 (the "UK Borrower Sublimit"). Except as expressly provided otherwise in ss.2.10, the Revolving Credit Loans shall be made pro rata in accordance with each Bank's Commitment Percentage. Each request for a Revolving Credit Loan and each utilization of the Overdraft Facility hereunder shall constitute a representation and warranty by the Borrowers that the conditions set forth in ss.13 and ss.14, in the case of the initial Revolving Credit Loans to be made, and the utilizations of the Overdraft Facility, on the Closing Date, and ss.14, in the case of all other Revolving Credit Loans and utilizations of the Overdraft Facility, have been satisfied on the date of such request. Each Base Rate Loan shall be denominated in Dollars, and each Eurocurrency Rate Loan shall be denominated in Dollars or, subject to ss.2.9 hereof, in an Optional Currency.

            2.2. Commitment Fee. The Company agrees to pay to the Agent for the accounts of the Banks in accordance with their respective Commitment Percentages a commitment fee (the "Revolver Commitment Fee") calculated at the rate of the Commitment Fee Rate per annum on the average daily amount during each calendar quarter or portion thereof from the date hereof to the Revolving Credit Loan Maturity Date by which the Total Commitment minus the sum of (a) the Maximum Drawing Amount plus (b) all Unpaid Reimbursement Obligations exceeds the outstanding amount of Revolving Credit Loans during such calendar quarter. The Revolver Commitment Fee shall be payable quarterly in arrears on the first day of each calendar quarter for the immediately preceding calendar quarter commencing on the first such date following the date hereof, with a final payment on the Revolving Credit Loan Maturity Date or any earlier date on which the Commitments shall terminate.

            2.3. Reduction of Total Revolving Credit Commitment. The Company shall have the right at any time and from time to time upon two (2) Business Days prior written notice to the Agent to reduce by $500,000 or an integral multiple thereof or terminate entirely the Total Commitment, whereupon the Commitments of the Banks shall be reduced pro rata in accordance with their respective Commitment Percentages of the amount specified in such notice or, as the case may be, terminated. Promptly after receiving any notice of the Company delivered pursuant to this ss.2.3, the Agent will notify the Banks of the substance thereof. Upon the effective date of any such reduction or termination, the Company shall pay to the Agent for the respective accounts of the Banks the full amount of any Commitment Fee then accrued on the amount of the reduction. No reduction or termination of the Commitments may be reinstated.

            2.4. The Revolving Credit Notes. The Revolving Credit Loans shall be evidenced by separate promissory notes of each of the Revolver Borrowers in substantially the form of Exhibit A hereto (each a "Revolving Credit Note"), dated as of the Closing Date and completed with appropriate insertions. One Revolving Credit Note shall be payable to the order of each Bank in a principal amount equal to such Bank's Commitment or, if less, the outstanding amount of all Revolving Credit Loans made by such Bank, plus interest accrued thereon, as set forth below. Each Revolver Borrower irrevocably authorizes each Bank to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal on such Bank's Revolving Credit Note, an appropriate notation on such Bank's Revolving Credit Note Record reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on such Bank's Revolving Credit Note Record shall be prima facie evidence of the principal amount thereof owing and unpaid to such Bank, but the failure to record, or any error in so recording, any such amount on such Bank's Revolving Credit Note Record shall not limit or otherwise affect the obligations of the applicable Borrower hereunder or under any Revolving Credit Note to make payments of principal of or interest on any Revolving Credit Note when due.

            2.5. Interest on Revolving Credit Loans. Except as otherwise provided in ss.6.11,

            (a) Each Base Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate per annum equal to the Base Rate plus the Applicable Margin.

            (b) Each Eurocurrency Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate per annum equal to the Eurocurrency Rate determined for such Interest Period plus the Applicable Margin.

            (c) Each of the Revolver Borrowers promises to pay interest on each Revolving Credit Loan made to such Borrower in arrears on each Interest Payment Date with respect thereto. Interest on the Revolving Credit Loans calculated by reference to the Base Rate shall be payable in Dollars, and interest on the Revolving Credit Loans calculated by reference to the Eurocurrency Rate shall be payable in Dollars or in the applicable Optional Currency in which the underlying Revolving Credit Loan was made, as the case may be.

            2.6. Requests for Revolving Credit Loans.

            2.6.1. General. Any Revolver Borrower requesting any Revolving Credit Loan (other than a Revolving Credit Loan constituting an advance made on the Overdraft Facility) shall give to the Agent, at the Agent's Head Office, written notice in the form of Exhibit B hereto (or telephonic notice confirmed in a writing in the form of Exhibit B hereto) of each Revolving Credit Loan requested hereunder (a "Loan Request") no later than
      (a) 10:30 a.m. (Boston time) on the proposed Drawdown Date of any Base Rate Loan and (b) three (3) Business Days prior to the proposed Drawdown Date of any Eurocurrency Rate Loan, provided that any such notice requesting an Optional Currency must comply with the requirements of this ss.2.6 and the requirements of an OC Notice pursuant to ss.2.9.1. Each such notice shall specify (a) the principal amount of the Revolving Credit Loan requested, stated in either Dollars, or, subject to ss.2.9 hereof, in an Optional Currency, (b) the proposed Drawdown Date of such Revolving Credit Loan, (c) the Interest Period for such Revolving Credit Loan, (d) the Type of such Revolving Credit Loan and (e) the applicable Revolver Borrower's account to which payment of the proceeds of such Revolving Credit Loan is to be made. Promptly upon receipt of any such notice, the Agent shall notify each of the Banks thereof. Each Loan Request shall be irrevocable and binding on the applicable Revolver Borrower and shall obligate the applicable Revolver Borrower to accept the Revolving Credit Loan requested from the Banks on the proposed Drawdown Date. Each Loan Request shall be in a minimum aggregate amount of $500,000 or an integral multiple thereof.

            2.6.2. Temporary Suspension of Eurocurrency Rate Options. Notwithstanding ss.2.6.1, no Interest Period for any Eurocurrency Rate Loan may have a duration of more than one month until the date on which the Agent notifies the Company that the Loans hereunder have been syndicated to the satisfaction of the Agent, and all Interest Periods during such period shall end on the same date. The term "satisfactory syndication," as used in this ss.2.6.2, means a syndication satisfactory to the Agent and to FleetBoston Robertson Stephens Inc., as arranger.

            2.7. Conversion Options.

            2.7.1. Conversion to Different Type of Revolving Credit Loan. Any Revolver Borrower may elect from time to time to convert any outstanding Revolving Credit Loan (other than a Revolving Credit Loan constituting an advance on the Overdraft Facility) denominated in Dollars to a Revolving Credit Loan of another Type denominated in Dollars, provided that (a) with respect to any such conversion of a Eurocurrency Rate Loan to a Base Rate Loan, such Revolver Borrower shall give the Agent prior written notice of such election by not later than 10:30 a.m. on such Conversion Date; (b) with respect to any such conversion of a Base Rate Loan to a Eurocurrency Rate Loan, such Revolver Borrower shall give the Agent at least three (3) Business Days prior written notice of such election; (c) with respect to any such conversion of a Eurocurrency Rate Loan into a Revolving Credit Loan of another Type, such conversion shall only be made on the last day of the Interest Period with respect thereto and (d) no Base Rate Loan may be converted into a Eurocurrency Rate Loan when any Default or Event of Default has occurred and is continuing. On the date on which such conversion is being made each Bank shall take such action as is necessary to transfer its Commitment Percentage of such Revolving Credit Loans to its Domestic Lending Office or its Eurocurrency Lending Office, as the case may be. All or any part of outstanding Revolving Credit Loans (other than a Revolving Credit Loan constituting an advance on the Overdraft Facility) denominated in Dollars of any Type may be converted into a Revolving Credit

      Loan of another Type as provided herein, provided that any partial conversion shall be in an aggregate principal amount of $1,000,000 or a whole multiple thereof. Each Conversion Request relating to the conversion of a Revolving Credit Loan to a Eurocurrency Rate Loan shall be irrevocable by the applicable Revolver Borrower.

            2.7.2. Continuation of Type of Revolving Credit Loan. Any Revolving Credit Loan (other than a Revolving Credit Loan constituting an advance on the Overdraft Facility) of any Type may be continued as a Revolving Credit Loan of the same Type upon the expiration of an Interest Period with respect thereto by compliance by the applicable Revolver Borrower with the notice provisions contained in ss.2.7.1; provided that (a) as to Eurocurrency Rate Loans denominated in Dollars, no such Eurocurrency Rate Loan may be continued as such when any Default or Event of Default has occurred and is continuing, but shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto ending during the continuance of any Default or Event of Default of which officers of the Agent active upon the account have actual knowledge; and
      (b) as to Eurocurrency Rate Loans denominated in Optional Currency, no such Eurocurrency Rate Loan may be continued as such when any Default or Event of Default has occurred or is continuing or the provisions of ss.2.9 hereof have not or cannot be met at the time of such continuation, but shall be repaid by the applicable Revolver Borrower on the last day of the Interest Period relating thereto. In the event that a Revolver Borrower fails to provide any such notice with respect to the continuation of any Eurocurrency Rate Loan as such, then (a) as to Eurocurrency Rate Loans denominated in Dollars, such Eurocurrency Rate Loans shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto, and (b) as to Eurocurrency Rate Loans denominated in an Optional Currency, such Eurocurrency Rate Loans shall be repaid on the last day of the Interest Period relating thereto. The Agent shall notify the Banks promptly when any such automatic conversion contemplated by this ss.2.7 is scheduled to occur.

            2.7.3. Eurocurrency Rate Loans. Any conversion to or from Eurocurrency Rate Loans shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of all Eurocurrency Rate Loans having the same Interest Period shall not be less than $500,000 or a whole multiple of $100,000 in excess thereof (or, in the case of Eurocurrency Rate Loans denominated in an Optional Currency, that whole number which is nearest to the Dollar Equivalent of $500,000 or $100,000, as the case may be, rounded to the nearest one thousandth). In no event shall the Revolver Borrowers have more than ten (10) Eurocurrency Rate Loans outstanding at any one time.

            2.8. Funds for Revolving Credit Loan.

            2.8.1. Funding Procedures. Not later than 1:00 p.m. (Boston time) on the proposed Drawdown Date of any Revolving Credit Loans (other than a

      Revolving Credit Loan constituting an advance on the Overdraft Facility), each of the Banks will make available to the Agent, at the Agent's Head Office, in Same Day Funds, the amount of such Bank's Commitment Percentage of the amount of the requested Revolving Credit Loans. Upon receipt from each Bank of such amount, and upon receipt of the documents required by ss.ss.13 and 14 and the satisfaction of the other conditions set forth therein, to the extent applicable, the Agent will make available to the applicable Revolver Borrower the aggregate amount of such Revolving Credit Loans made available to the Agent by the Banks. The failure or refusal of any Bank to make available to the Agent at the aforesaid time and place on any Drawdown Date the amount of its Commitment Percentage of the requested Revolving Credit Loans shall not relieve any other Bank from its several obligation hereunder to make available to the Agent the amount of such other Bank's Commitment Percentage of any requested Revolving Credit Loans.

            2.8.2. Advances by Agent. The Agent may, unless notified to the contrary by any Bank prior to a Drawdown Date, assume that such Bank has made available to the Agent on such Drawdown Date the amount of such Bank's Commitment Percentage of the Revolving Credit Loans to be made on such Drawdown Date, and the Agent may (but it shall not be required to), in reliance upon such assumption, make available to the applicable Revolver Borrower a corresponding amount. If any Bank makes available to the Agent such amount on a date after such Drawdown Date, such Bank shall pay to the Agent on demand an amount equal to the product of (a) the average computed for the period referred to in clause (c) below, of the Overnight Rate for each day included in such period, times (b) the amount of such Bank's Commitment Percentage of such Revolving Credit Loans, times
      (c) a fraction, the numerator of which is the number of days that elapse from and including such Drawdown Date to the date on which the amount of such Bank's Commitment Percentage of such Revolving Credit Loans shall become immediately available to the Agent, and the denominator of which is
      365. A statement of the Agent submitted to such Bank with respect to any amounts owing under this paragraph shall be prima facie evidence of the amount due and owing to the Agent by such Bank. If the amount of such Bank's Commitment Percentage of such Revolving Credit Loans is not made available to the Agent by such Bank within three (3) Business Days following such Drawdown Date, the Agent shall be entitled to recover such amount from the applicable Revolver Borrower on demand, with interest thereon at the rate per annum applicable to the Revolving Credit Loans made on such Drawdown Date. In the event any Bank fails to make such Bank's Commitment Percentage of such Revolving Credit Loans available to the Agent within one (1) Business Day following the Drawdown Date, the Agent shall provide to the Borrower written notice of such failure, provided, a failure by the Agent to so provide such notice shall not affect the Agent's rights under this ss.2.8.2.

            2.9. Optional Currency.

            2.9.1. Request for Optional Currency. Subject to the limitations set forth in ss.2.1, any Revolver Borrower may, upon at least three (3) Business Days' notice to the Agent (an "OC Notice"), request that one or more Revolving Credit Loans (other than a Revolving Credit Loan constituting an advance on the Overdraft Facility) be made as Eurocurrency Rate Loans in an Optional Currency, provided that any Revolving Credit Loan proposed to be made under this ss.2.9.1 shall be in an amount not less than $500,000, or a greater amount which is an integral multiple of $100,000, or the Equivalent Dollar in an Optional Currency. Each OC Notice requesting a Revolving Credit Loan in an Optional Currency shall be by telephone, telex, telecopy or cable (in each case confirmed in writing by the requesting Revolver Borrower), specifying (a) the Revolving Credit Loan to be made, (b) the requested date of the proposed borrowing, (c) the requested currency in which the Revolving Credit Loan is to be made, (d) the initial Interest Period for the Revolving Credit Loan to be borrowed, and (e) such Revolver Borrower's account with the Agent, or, in the case of an Optional Currency which is the legal tender of a country in which the Agent has no office, with another depository specified by such Revolver Borrower in such country, to which payment of the proceeds of such Revolving Credit Loan is to be made. If any Bank, on or prior to the second Business Day preceding the first day of any Interest Period for which an OC Notice has been delivered requesting a Revolving Credit Loan in an Optional Currency or on any funding date, determines (which determination shall be conclusive) that the Optional Currency is not freely transferable and convertible into Dollars or that it will be impracticable for such Bank to fund the Revolving Credit Loan in such Optional Currency, then such Bank shall so notify Agent, which notification shall be given immediately by the Agent to the applicable Revolver Borrower, and such Bank's portion of the requested Revolving Credit Loan shall, notwithstanding any contrary election by such Revolver Borrower or any other provisions hereof, be denominated in Dollars as a Base Rate Loan unless such Revolver Borrower, one Business Day prior to the commencement of the Interest Period and pursuant to the terms of ss.2.6 hereof, elects to have such Revolving Credit Loan denominated in Dollars as a Eurocurrency Rate Loan. In the event that such Revolver Borrower repays such portion of a Revolving Credit Loan denominated in Dollars as a Base Rate Loan or a Eurocurrency Rate Loan, as the case may be, in accordance with ss.3.3 hereof and such repayment results in Revolving Credit Loans outstanding that are not pro rata in accordance with the Commitment Percentages, then all subsequent principal repayments denominated in the Optional Currency which the applicable Bank did not advance shall be made by such Revolver Borrower to the Agent for the respective accounts of such Banks other than such Bank on a pro rata basis until such time as the Revolving Credit Loans are outstanding on a pro rata basis. Subject to the foregoing and to the satisfaction of the terms and conditions of ss.ss.13 and 14, each Revolving Credit Loan requested to be made in an Optional Currency will be made on the date specified therefor in the OC Notice, in the currency requested in the OC Notice and, upon being so made, will have the Interest Period requested in the OC Notice.

            2.9.2. Exchange Rate. For purposes of this Credit Agreement the amount in one currency which shall be equivalent on any particular date to a specified amount in another currency shall be that amount (as conclusively ascertained by the Agent by its normal banking practices, absent manifest error) in the first currency which is or could be purchased by the Agent (in accordance with normal banking practices) with such specified amount in the second currency in any recognized Eurocurrency Interbank Market selected by the Agent in good faith for delivery on such date at the spot rate of exchange prevailing at 10:00 A.M. (Boston time) (or as soon thereafter as practicable) on such date (such amount described in this ss.2.9.2, the "Rate of Exchange").

            2.9.3. Denominations. In the event that any portion of the funds available under the terms of this Credit Agreement is denominated in an Optional Currency, the Dollar Equivalent of such portion of the funds shall be calculated pursuant to ss.2.9.2 above. The amount so determined shall then be added to the amount already outstanding in Dollars for the purpose of determining the remaining availability of funds under ss.2.1 and ss.2.9.1 hereof and any required repayments under the following ss.2.9.4.

            2.9.4. Repayment. If at any time prior to the Revolving Credit Loan Maturity Date, the Dollar Equivalent of the aggregate principal amount outstanding of all Revolving Credit Loans, Unpaid Reimbursement Obligations and the Maximum Drawing Amount hereunder shall exceed the Total Commitment as a result of fluctuations in respective conversion rates, the Revolver Borrowers shall pay or cause to be paid immediately, upon demand made by the Agent, such amounts as are sufficient to eliminate such excess and to reduce the aggregate principal amount outstanding to the Dollar Equivalent of the Total Commitment. In the event there are any Revolving Credit Loans outstanding which are denominated in an Optional Currency, the Agent shall provide the Banks and the Revolver Borrowers with calculations on the last day of each calendar month that such Loans are outstanding as to the Dollar Equivalents of such Revolving Credit Loans.

            2.9.5. Funding. Each Bank may make any Eurocurrency Rate Loan denominated in an Optional Currency by causing any of its foreign branches or foreign affiliates to make such Eurocurrency Rate Loan (whether or not such branch or affiliate is named as a lending office on the signature pages hereof); provided that in such event the obligation of any Revolver Borrower to repay such Eurocurrency Rate Loan shall nevertheless be to such Bank and shall, for all purposes of this Credit Agreement (including without limitation for purposes of the definition of the term "Majority Banks") be deemed made by such Bank, to the extent of such Eurocurrency Rate Loan, for the account of such branch or affiliate.

            2.10. Overdraft Facility. (a) Subject to the terms and conditions of this Credit Agreement, including, without limitation, the conditions of this ss.2.10, each of the UK Borrowers may from time to time between the date hereof and the Revolving Credit Loan Maturity Date utilize an overdraft facility on a Sterling-denominated current account with the Overdraft Bank in the name of the applicable UK Borrower (the "Overdraft Facility") by causing checks or other items denominated in Sterling to be presented for payment against such current account in amounts greater than the then available balance in such current account provided that the aggregate amount of all liabilities of the UK Borrowers in respect of the Overdraft Facility (the "Total Overdraft Usage") shall not exceed the Maximum Overdraft Amount. As to the Overdraft Facility, each such presentation shall be deemed to be a request by the applicable UK Borrower for a utilization of the Overdraft Facility in an amount equal to the excess of such check or other item over such available balance, and shall be irrevocable. Notwithstanding the foregoing, at no time shall the Total Overdraft Usage exceed the Maximum Overdraft Amount. After the occurrence of an Event of Default, the Overdraft Bank may terminate the Overdraft Facility in its entirety and reduce the Maximum Overdraft Amount to zero with immediate effect at its sole discretion by written notice to the UK Borrowers, and the entire principal amount of the debit balance in the Overdraft Facility, together with all interest accrued thereon, shall become immediately due and payable. The entire principal amount of the debit balance in the Overdraft Facility, together with all interest accrued thereon, shall be due and payable on the Revolving Credit Loan Maturity Date.

            (b) If at any time the outstanding amount of the debit balance in the Overdraft Facility shall exceed the Maximum Overdraft Amount (due to currency fluctuations or otherwise), the UK Borrowers hereby jointly and severally, absolutely and unconditionally promise to repay the amount of such excess to the Agent for the account of the Overdraft Bank.

            (c) Interest on the Overdraft Facility shall be payable on the day to day cleared debit balance in the applicable UK Borrower's current account maintained with the Overdraft Bank. Except as provided in ss.6.11 hereto, interest on the Overdraft Facility shall be payable at the annual percentage rate of interest determined by the Agent to be the sum of (i) the Sterling Base Rate, plus (ii) the Applicable Margin with respect to Sterling Base Rate Loans as in effect from time to time. The rate of interest on the Overdraft Facility shall be adjusted from time to time to reflect changes in the Sterling Base Rate and the Applicable Margin. Any such change in such rate of interest shall become effective on the date of the change in the Sterling Base Rate and/or the date of the change in the Applicable Margin. The UK Borrowers jointly and severally promise to pay interest on the Overdraft Facility (i) monthly in arrears on the last day of each calendar month, commencing on the first such date following the Closing Date and (ii) the date on which the Overdraft Facility is repaid in full.

            (d) Interest due with respect to the Overdraft Facility shall be paid to the Agent for the account of the Overdraft Bank, provided that to the extent that a Bank has paid to the Overdraft Bank any amount in respect of the Overdraft

      Facility as provided in ss.2.10(e), interest to the extent of such amount shall thereafter be for the account of such Bank.

            (e) Each Bank irrevocably and unconditionally undertakes to purchase a participation of any debit balance by paying to the Agent for the account of the Overdraft Bank on demand made by the Overdraft Bank through the Agent:

                  (i) its Commitment Percentage of the debit balance from time to time in the applicable UK Borrower's current account maintained with the Overdraft Bank if such UK Borrower fails to pay together with interest which has accrued with respect thereto, provided that no Bank shall be obligated to pay to the Agent its Commitment Percentage of any portion of any debit balance arising solely by the making of any advance by the Overdraft Bank after the Overdraft Bank and the Agent had written notice from any Borrower or any Bank of a Default hereunder; and

                  (ii) such additional amount as shall be necessary to reimburse the Overdraft Bank (to the extent not reimbursed by the applicable UK Borrower) for its cost of funding the amount payable by such Bank as mentioned in clause (i) above during the period beginning on the date the amount was due from such UK Borrower and ending on the date demand is made on such Bank for payment of the same, and agrees that neither the Overdraft Bank nor the Agent shall be obliged to make any demand on or take any proceedings against any UK Borrower or any other person before making demand on such Bank hereunder. The provisions of ss.17.5.3 shall apply to the obligations of the Banks under this ss.2.10.

            (f) The UK Borrowers jointly and severally, irrevocably and unconditionally agree to reimburse to each Bank any amount paid by such Bank pursuant to this ss.2.10 and agree that such amounts shall be Obligations hereunder. The UK Borrowers further agree to indemnify and hold such Bank harmless against all actions, proceedings, liabilities, claims, demands, costs and expenses of whatsoever nature and howsoever occurring which such Bank may properly incur, suffer or sustain by reason of its payment of such amount.

            2.11. Change in Borrowing Base. The Borrowing Base shall be determined quarterly (or at such other interval as may be specified pursuant to ss.10.4(e)) by the Agent by reference to the Borrowing Base Report, commercial finance and collateral audit reports, and other information obtained by or provided to the Agent. The Agent shall give to the Company written notice of any change in the Borrowing Base determined by the Agent. In the case of a reduction in the lending formula with respect to Eligible Accounts Receivable or Eligible Inventory, such notice shall be effective five (5) days after its receipt by the Company, and in the case of any change in the general criteria for Eligible

      Accounts Receivable or Eligible Inventory, such notice shall be effective upon its receipt by the Company. Prior to the time that such notice becomes effective the Borrowing Base shall be computed as it would have been computed in the absence of such notice.

                   3. REPAYMENT OF THE REVOLVING CREDIT LOANS.

            3.1. Maturity. Each of the Revolver Borrowers promises to pay on the Revolving Credit Loan Maturity Date, and there shall become absolutely due and payable on the Revolving Credit Loan Maturity Date, all of the Revolving Credit Loans outstanding on such date, together with any and all accrued and unpaid interest thereon.

            3.2. Mandatory Repayments of Revolving Credit Loans. If at any time the sum of the outstanding amount of the Revolving Credit Loans (including, without limitation, advances made in connection with the Overdraft Facility), the Maximum Drawing Amount and all Unpaid Reimbursement Obligations exceeds the lesser of (a) the Total Commitment and (b) the Borrowing Base, then each of the Revolver Borrowers shall immediately pay its pro rata share (based upon the outstanding principal amount of the Revolving Credit Loans made to each such Borrower) of the amount of such excess to the Agent for the respective accounts of the Banks for application: first, to any Unpaid Reimbursement Obligations; second, to reduce the debit balance in the Overdraft Facility; third, to the other Revolving Credit Loans; and fourth, to provide to the Agent cash collateral for Reimbursement Obligations as contemplated by ss.5.2(b) and
      (c). Each payment of any Unpaid Reimbursement Obligations or prepayment of Revolving Credit Loans shall be allocated among the Banks, in proportion, as nearly as practicable, to each Reimbursement Obligation or (as the case may be) the respective unpaid principal amount of each Bank's Revolving Credit Note, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion.

            3.3. Optional Repayment of Revolving Credit Loans. Any of the Revolver Borrowers shall have the right, at its election, to repay the outstanding amount of its Revolving Credit Loans, as a whole or in part, at any time without penalty or premium, provided that all prepayments of Eurocurrency Rate Loans prior to the end of the Interest Period relating thereto shall obligate the applicable Revolver Borrower to pay any breakage costs associated with such Eurocurrency Rate Loans in accordance with ss.6.10 hereof. The applicable Revolver Borrower shall give the Agent, no later than 12:00 noon, Boston time, at least one (1) Business Day prior written notice (which may be given by telecopier) of any proposed prepayment pursuant to this ss.3.3 of Base Rate Loans, and three
      (3) Business Days prior written notice (which may be given by telecopier) of any proposed prepayment pursuant to this ss.3.3 of Eurocurrency Rate Loans, in each case specifying the proposed date of prepayment of Revolving Credit Loans and the principal amount to be prepaid. Each such partial prepayment of the Revolving Credit Loans shall be in an integral multiple of $500,000 (or the Dollar Equivalent), and in each case shall be accompanied by the payment of accrued interest on the principal prepaid to the date of prepayment and shall be applied, in the absence of instruction by the Borrower, first to the principal of Base Rate Loans and then to the principal of Eurocurrency Rate Loans. Each partial prepayment shall be allocated among the Revolving Credit Banks, in proportion, as nearly as practicable, to the respective unpaid principal amount of each Bank's Revolving Credit Note, with adjustments to the extent practicable to equalize any prior repayments not exactly in proportion.

                                4. THE TERM LOAN.

            4.1. Commitment to Lend. Subject to the terms and conditions set forth in this Credit Agreement, including, without limitation, ss.13 and ss.14 hereof, each Bank agrees to lend (a) to the Company on the Closing Date the amount of its Commitment Percentage of the principal amount of $45,000,000 in Dollars and (b) to GenRad Sweden on the AutoDiagnos Acquisition Closing Date (subject to the provisions of ss.14.6 hereof) the amount of its Commitment Percentage of the principal amount of not more than $30,000,000.

            4.2. The Term Notes. The Term Loans shall be evidenced by separate promissory notes of each of the Term Borrowers in substantially the form of Exhibit C hereto (each a "Term Note"), dated the Closing Date and the AutoDiagnos Acquisition Closing Date, as the case may be, and completed with appropriate insertions. One Term Note from each Term Borrower shall be payable to the order of each Bank in a principal amount equal to such Bank's Commitment Percentage of the Term Loans and representing the obligation of such Term Borrower to pay to such Bank such principal amount or, if less, the outstanding amount of such Bank's Commitment Percentage of the Term Loans, plus interest accrued thereon, as set forth below. Each of the Term Borrowers irrevocably authorizes each Bank to make or cause to be made a notation on such Bank's Term Note Record reflecting the original principal amount of such Bank's Commitment Percentage of the Term Loans and, at or about the time of such Bank's receipt of any principal payment on such Bank's Term Note, an appropriate notation on such Bank's Term Note Record reflecting such payment. The aggregate unpaid amount set forth on such Bank's Term Note Record shall be prima facie evidence of the principal amount thereof owing and unpaid to such Bank, but the failure to record, or any error in so recording, any such amount on such Bank's Term Note Record shall not affect the obligations of the Term Borrower hereunder or under any Term Note to make payments of principal of and interest on any Term Note when due.

            4.3. Schedule of Installment Payments of Principal of Term Loan.

            4.3.1. Nicolet Term Loan. The Company promises to pay to the Agent for the account of the Banks the principal amount of the Nicolet Term Loan in sixteen (16) consecutive quarterly payments payable on the dates and in such amounts (as the same may be adjusted pursuant to ss.4.4) as set forth in the table below commencing on June 30, 2000, with a final payment on the Term Loan Maturity Date in an amount equal to the unpaid balance of the Nicolet Term Loan.

               Quarter Ending                             Payment
               --------------                             -------

               June 30, 2000                              $2,250,000

               September 30, 2000                         $2,250,000

               December 31, 2000                          $2,250,000

               March 31, 2001                             $2,250,000

               June 30, 2001                              $3,000,000

               September 30, 2001                         $3,000,000

               December 31, 2001                          $3,000,000

               March 31, 2002                             $3,000,000

               June 30, 2002                              $3,000,000

               September 30, 2002                         $3,000,000

               December 31, 2002                          $3,000,000

               March 31, 2003                             $3,000,000

               June 30, 2003                              $3,000,000

               September 30, 2003                         $3,000,000

               December 31, 2003                          $3,000,000

               Term Loan Maturity Date                    $3,000,000

            4.3.2. AutoDiagnos Term Loan. To the extent the AutoDiagnos Term Loan is made by the Banks, GenRad Sweden promises to pay to the Agent for the account of the Banks the principal amount of the AutoDiagnos Term Loan in sixteen (16) consecutive quarterly payments payable on the dates and in such amounts (as the same may be adjusted pursuant to ss.4.4) as set forth in the table below commencing on June 30, 2000, with a final payment on the Term Loan Maturity Date in an amount equal to the unpaid balance of the AutoDiagnos Term Loan; provided, however, to the extent the principal amount of the AutoDiagnos Term Loan actually borrowed hereunder on the AutoDiagnos Acquisition Closing Date is less than $30,000,000, then each quarterly payment set forth in the table below shall be reduced by an amount equal to one sixteenth (1/16) of the difference between $30,000,000 and the outstanding principal balance of the AutoDiagnos Term Loan on the Drawdown Date.

               Quarter Ending                             Payment
               --------------                             -------

               June 30, 2000                              $1,500,000

               September 30, 2000                         $1,500,000

                                      -40-


               December 31, 2000                          $1,500,000

               March 31, 2001                             $1,500,000

               June 30, 2001                              $2,000,000

               September 30, 2001                         $2,000,000

               December 31, 2001                          $2,000,000

               March 31, 2002                             $2,000,000

               June 30, 2002                              $2,000,000

               September 30, 2002                         $2,000,000

               December 31, 2002                          $2,000,000

               March 31, 2003                             $2,000,000

               June 30, 2003                              $2,000,000

               September 30, 2003                         $2,000,000

               December 31, 2003                          $2,000,000

               Term Loan Maturity Date                    $2,000,000

            4.4. Mandatory Prepayment of Term Loan. Concurrently with the receipt by the Company or any Subsidiary of (a) Net Cash Sale Proceeds from Asset Sales (other than the sale or disposition of assets in the ordinary course of business consistent with past practices and other than the sale or disposition of certain intellectual property by the Company and/or GenRad Sweden to GenRad Ireland as contemplated in ss.11.5.2), (b) Net Cash Proceeds from any Equity Issuances of the Company or any of its Subsidiaries or (c) cash proceeds in excess of $250,000 in the aggregate received from claims on insurance by the Company or any of its Subsidiaries which have not been committed (as evidenced by a binding written contract) by the Company or such Subsidiary within 180 days of receipt of such proceeds to the repair or replacement of the property so damaged or destroyed, or, if so committed, such repair or replacement of the property so damaged or destroyed shall have not commenced within 270 days of receipt of such proceeds pursuant to such binding written contract (provided, however, if a Default or Event of Default has occurred and is continuing, such proceeds shall be immediately paid to the Agent), the Company shall pay to the Agent for the respective accounts of the Banks an amount equal to one hundred percent (100%) of such proceeds, to be applied pro rata to the Nicolet Term Loan and AutoDiagnos Term Loan, and then applied against the remaining scheduled installments of principal on the Term Loans in the inverse order of maturity and, if there are no outstanding amounts owned on the Term Loans, then to reduce the outstanding amount of the Revolving Credit Loans and to permanently reduce the Total Commitment by such amount.

            4.5. Optional Prepayment of Term Loan. The applicable Term Borrowers shall have the right at any time to prepay the Nicolet Term Loan and/or the AutoDiagnos Term Loan on or before the Term Loan Maturity Date, as a whole or in part, without premium or penalty, provided that all prepayments of Eurocurrency Rate Loans prior to the end of the Interest Period relating thereto shall obligate the Term Borrowers to pay any breakage costs associated with such Eurocurrency Rate Loans in accordance with ss.6.10 hereof. The applicable Term Borrowers shall give the Agent, no later than 12:00 noon, Boston time, at least one (1) Business Day prior written notice (which may be given by telecopier) of any proposed prepayment pursuant to this ss.4.5 of Base Rate Loans, and three (3) Business Days prior written notice (which may be given by telecopier) of any proposed prepayment pursuant to this ss.4.5 of Eurocurrency Rate Loans, in each case specifying the proposed date of prepayment of the Nicolet Term Loan and/or the AutoDiagnos Term Loan and the principal amount to be prepaid. Each such partial prepayment of the Nicolet Term Loan and/or the AutoDiagnos Term Loan shall be in an integral multiple of $500,000, and in each case shall be accompanied by the payment of accrued interest on the principal prepaid to the date of prepayment and shall be applied, in the absence of instruction by the applicable Term Borrowers, first to the principal of Base Rate Loans and then to the principal of Eurocurrency Rate Loans. Each partial prepayment shall be allocated among the Banks, in proportion, as nearly as practicable, to the respective outstanding amount of each Bank's applicable Term Note, with adjustments to the extent practicable to equalize any prior prepayments not exactly in proportion. Any prepayment of principal of the Nicolet Term Loan and/or the AutoDiagnos Term Loan shall include all interest accrued to the date of prepayment and shall be applied against the scheduled installments of principal due on the Nicolet Term Loan and/or the AutoDiagnos Term Loan in the inverse order of maturity. No amount repaid with respect to the Nicolet Term Loan and/or the AutoDiagnos Term Loan may be reborrowed.

            4.6. Interest on Term Loan.

            4.6.1. Interest Rates. Except as otherwise provided in ss.6.11, the Term Loans shall bear interest during each Interest Period relating to all or any portion of the Term Loan at the following rates:

                  (a) To the extent that all or any portion of the Term Loans bears interest during such Interest Period at the Base Rate, the Term Loans or such portion shall bear interest during such Interest Period at the rate per annum equal to the Base Rate plus the Applicable Margin.

                  (b) To the extent that all or any portion of the Term Loans bears interest during such Interest Period at the Eurocurrency Rate, the Term Loans or such portion shall bear interest during such Interest Period at the rate per annum equal to the Eurocurrency Rate plus the Applicable Margin.

      The applicable Term Borrowers promise to pay interest on the Term Loans or any portion thereof outstanding during each Interest Period in arrears on each Interest Payment Date applicable to such Interest Period.

            4.6.2. Notification by Term Borrowers. The applicable Term Borrowers shall notify the Agent, such notice to be irrevocable, at least three (3) Business Days prior to the Drawdown Date of the applicable Term Loan if all or any portion of such Term Loan is to bear interest at the Eurocurrency Rate. After the Term Loans have been made, the provisions of ss.2.7 shall apply mutatis mutandis with respect to all or any portion of the Term Loans so that the Term Borrowers may have the same interest rate options with respect to all or any portion of the Term Loans as they would be entitled to with respect to the Revolving Credit Loans.

            4.6.3. Amounts, etc. Any portion of the Term Loans bearing interest at the Eurocurrency Rate relating to any Interest Period shall be in the amount of $500,000 or an integral multiple thereof. No Interest Period relating to the Term Loans or any portion thereof bearing interest at the Eurocurrency Rate shall extend beyond the date on which a regularly scheduled installment payment of the principal of the Term Loans is to be made unless a portion of the Term Loans at least equal to such installment payment has an Interest Period ending on such date or is then bearing interest at the Base Rate.

            4.7. Term Loan Commitment Fee. The Company agrees to pay to the Agent for the account of the Banks in accordance with their respective Commitment Percentages of the Term Loans, a commitment fee (the "Unused Term Loan Commitment Fee") calculated at the Commitment Fee rate per annum on the average daily amount during each calendar quarter or portion thereof from the date hereof to the date on which the AutoDiagnos Term Loan is fully funded hereunder (or, if such Loan is not funded by May 1, 2000, the date on which the Banks have no further commitment to make such Loan hereunder) of the unfunded portion of the Term Loans. The Unused Term Loan Commitment Fee shall be payable in arrears on the first day of each calendar quarter for the immediately preceding calendar quarter commencing on the first such date following the date hereof, with a final payment on the date the AutoDiagnos Term Loan is fully funded or any earlier date on which the Banks' commitments to make such Loan have terminated.

                              5. LETTERS OF CREDIT.

            5.1. Letter of Credit Commitments.

            5.1.1. Commitment to Issue Letters of Credit. Subject to the terms and conditions hereof and the execution and delivery by the applicable Revolver Borrower of a letter of credit application on the Agent's customary form (a "Letter of Credit Application"), the Agent on behalf of the Banks and in reliance upon the agreement of the Banks set forth in ss.5.1.4 and upon the representations and warranties of the Revolver Borrowers contained herein, agrees, in its individual capacity, to issue, extend and renew for the account of such Revolver Borrower one or more standby or documentary letters of credit (individually, a "Letter of Credit") denominated in Dollars, in such form as may be requested from time to time by such Revolver Borrower and agreed to by the Agent; provided, however, that, after giving effect to such request, (a) the sum of the aggregate Maximum Drawing Amount and all Unpaid Reimbursement Obligations shall not exceed $15,000,000 at any one time and (b) the sum of (i) the Maximum Drawing Amount on all Letters of Credit, (ii) all Unpaid Reimbursement Obligations, (iii) the Dollar Equivalent of the amount of all Revolving Credit Loans outstanding, and the Total Overdraft Usage shall not exceed the lesser of (A) the Total Commitment and (B) the Borrowing Base. Notwithstanding the foregoing, the Agent shall have no obligation to issue any Letter of Credit to support or secure any Indebtedness of any Revolver Borrower or any of its Subsidiaries to the extent that such Indebtedness was incurred prior to the proposed issuance date of such Letter of Credit, unless in any such case such Revolver Borrower demonstrates to the satisfaction of the Agent that (x) such prior incurred Indebtedness were then fully secured by a prior perfected and unavoidable security interest in collateral provided by such Revolver Borrower or such Subsidiary to the proposed beneficiary of such Letter of Credit or (y) such prior incurred Indebtedness were then secured or supported by a letter of credit issued for the account of such Revolver Borrower or such Subsidiary and the reimbursement obligation with respect to such letter of credit was fully secured by a prior perfected and unavoidable security interest in collateral provided to the issuer of such letter of credit by such Revolver Borrower or such Subsidiary.

            5.1.2. Letter of Credit Applications. Each Letter of Credit Application shall be completed to the satisfaction of the Agent. In the event that any provision of any Letter of Credit Application shall be inconsistent with any provision of this Credit Agreement, then the provisions of this Credit Agreement shall, to the extent of any such inconsistency, govern.

            5.1.3. Terms of Letters of Credit. Each Letter of Credit issued, extended or renewed hereunder shall, among other things, (a) provide for the payment of sight drafts for honor thereunder when presented in accordance with the terms thereof and when accompanied by the documents described therein, and (b) have an expiry date no later than the earlier of (i) one (1) year from the date of issuance of such Letter of Credit or
      (ii) the date which is fourteen (14) days (or, if the Letter of Credit is confirmed by a confirmer or otherwise provides for one or more nominated persons, forty-five (45) days) prior to the Revolving Credit Loan Maturity Date. Each Letter of Credit so issued, extended or renewed shall be subject to the Uniform Customs or, in the case of a Standby Letter of Credit, either the Uniform Customs or the International Standby Practices.

            5.1.4. Reimbursement Obligations of Banks. Each Bank severally agrees that it shall be absolutely liable, without regard to the occurrence of any

      Default or Event of Default or any other condition precedent whatsoever, to the extent of such Bank's Commitment Percentage, to reimburse the Agent on demand for the amount of each draft paid by the Agent under each Letter of Credit to the extent that such amount is not reimbursed by the applicable Revolver Borrower pursuant to ss.5.2 (such agreement for a Bank being called herein the "Letter of Credit Participation" of such Bank).

            5.1.5. Participations of Banks. Each such payment made by a Bank shall be treated as the purchase by such Bank of a participating interest in the applicable Revolver Borrower's Reimbursement Obligation under ss.5.2 in an amount equal to such payment. Each Bank shall share in accordance with its participating interest in any interest which accrues pursuant to ss.5.2.

            5.2. Reimbursement Obligation of the Revolver Borrowers. In order to induce the Agent to issue, extend and renew each Letter of Credit and the Banks to participate therein, each Revolver Borrower hereby agrees to reimburse or pay to the Agent, for the account of the Agent or (as the case may be) the Banks, with respect to each Letter of Credit issued, extended or renewed by the Agent hereunder for the account of such Borrower,

            (a) except as otherwise expressly provided in ss.5.2(b) and (c), on each date that any draft presented under such Letter of Credit is honored by the Agent, or the Agent otherwise makes a payment with respect thereto,
      (i) the amount paid by the Agent under or with respect to such Letter of Credit, and (ii) the amount of any taxes, fees, charges or other costs and expenses whatsoever incurred by the Agent or any Bank in connection with any payment made by the Agent or any Bank under, or with respect to, such Letter of Credit,

            (b) upon the reduction (but not termination) of the Total Commitment to an amount less than the Maximum Drawing Amount, an amount equal to such difference, which amount shall be held by the Agent for the benefit of the Banks and the Agent as cash collateral for all Reimbursement Obligations and otherwise as security for all other Obligations owing to the Banks or Agent, and

            (c) upon the termination of the Total Commitment, or the acceleration of the Reimbursement Obligations with respect to all Letters of Credit in accordance with ss.15, an amount equal to the then Maximum Drawing Amount on all Letters of Credit, which amount shall be held by the Agent for the benefit of the Banks and the Agent as cash collateral for all Reimbursement Obligations and otherwise as security for all other Obligations owing to the Banks or Agent.

      Each such payment shall be made to the Agent at the Agent's Head Office in immediately available funds. Interest on any and all amounts remaining unpaid by the applicable Revolver Borrower under this ss.5.2 at any time from the date such amounts become due and payable (whether as stated in this ss.5.2, by acceleration or otherwise) until payment in full (whether before or after judgment) shall be payable to the Agent on demand at the rate specified in ss.6.11 for overdue principal on the Revolving Credit Loans.

            5.3. Letter of Credit Payments. If any draft shall be presented or other demand for payment shall be made under any Letter of Credit, the Agent shall notify the applicable Revolver Borrower of the date and amount of the draft presented or demand for payment and of the date and time when it expects to pay such draft or honor such demand for payment. If such Revolver Borrower fails to reimburse the Agent as provided in ss.5.2 on or before the date that such draft is paid or other payment is made by the Agent, the Agent may at any time thereafter notify the Banks of the amount of any such Unpaid Reimbursement Obligation. No later than 3:00 p.m. (Boston time) on the Business Day next following the receipt of such notice, each Bank shall make available to the Agent, at the Agent's Head Office, in Same Day Funds, such Bank's Commitment Percentage of such Unpaid Reimbursement Obligation, together with an amount equal to the product of (a) the average, computed for the period referred to in clause
      (c) below, of the Overnight Rate for each day included in such period, times (b) the amount equal to such Bank's Commitment Percentage of such Unpaid Reimbursement Obligation, times (c) a fraction, the numerator of which is the number of days that elapse from and including the date the Agent paid the draft presented for honor or otherwise made payment to the date on which such Bank's Commitment Percentage of such Unpaid Reimbursement obligation shall become immediately available to the Agent, and the denominator of which is 360. To the extent the Agent receives interest on any Unpaid Reimbursement Obligation as contemplated by ss.5.2 hereof, the Agent shall distribute such interest ratably among the Banks that have paid to the Agent their respective Commitment Percentage of such Unpaid Reimbursement Obligation. The responsibility of the Agent to the Revolver Borrowers and the Banks shall be only to determine that the documents (including each draft) delivered under each Letter of Credit in connection with such presentment shall be in conformity in all material respects with such Letter of Credit.

            5.4. Obligations Absolute. Each Revolver Borrower's obligations under this ss.5 shall be absolute and unconditional under any and all circumstances and irrespective of the occurrence of any Default or Event of Default or any condition precedent whatsoever or any setoff, counterclaim or defense to payment which such Revolver Borrower may have or have had against the Agent, any Bank or any beneficiary of a Letter of Credit. Each Revolver Borrower further agrees with the Agent and the Banks that the Agent and the Banks shall not be responsible for, and the Revolver Borrower's Reimbursement Obligations under ss.5.2 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among such Revolver Borrower, the beneficiary of any Letter of Credit or any financing institution or other party to which any Letter of Credit may be transferred or any claims or defenses whatsoever of such Revolver Borrower against the beneficiary of any Letter of Credit or any such transferee. The Agent and the Banks shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit. Each Revolver Borrower agrees that any action taken or omitted by the Agent or any Bank under or in connection with each Letter of Credit and the related drafts and documents, if done in good faith and without gross negligence or willful misconduct, shall be binding upon such Revolver Borrower and shall not result in any liability on the part of the Agent or any Bank to such Revolver Borrower.

            5.5. Reliance by Issuer. To the extent not inconsistent with ss.5.4, the Agent shall be entitled to rely, and shall be fully protected in relying upon, any Letter of Credit, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Credit Agreement unless it shall first have received such advice or concurrence of the Majority Banks or all Banks where unanimity is required as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Credit Agreement in accordance with a request of the Majority Banks or all Banks where unanimity is required, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Banks and all future holders of the Revolving Credit Notes or of a Letter of Credit Participation.

            5.6. Letter of Credit Fee. Each Revolver Borrower requesting a Letter of Credit shall on the date of issuance or any extension or renewal of any Letter of Credit pay to the Agent a fee (in each case, a "Letter of Credit Fee") (a) in respect of each standby Letter of Credit calculated at the Applicable Margin per annum for Eurocurrency Rate Loans of the face amount of such standby Letter of Credit, plus a fee equal to one-quarter of one percent (1/4%) per annum of the face amount of such standby Letter of Credit for the account of the Agent, as a fronting fee, and the balance of which Letter of Credit Fee shall be for the accounts of the Banks in accordance with their respective Commitment Percentages and (b) in respect of each documentary Letter of Credit calculated at the rate of the Applicable Margin per annum for Eurocurrency Rate Loans on the face amount of such documentary Letter of Credit, plus a fee equal to one-quarter of one percent (1/4%) per annum of the face amount of such documentary Letter of Credit for the account of the Agent, as a fronting fee, and the balance of which Letter of Credit Fee shall be for the accounts of the Banks in accordance with their respective Commitment Percentages. In respect of each

      Letter of Credit, the Borrower shall also pay to the Agent for the Agent's own account, at such other time or times as such charges are customarily made by the Agent, the Agent's customary issuance, amendment, negotiation or document examination and other administrative fees as in effect from time to time. The fees payable pursuant to clauses (a) and (b) of the preceding sentence shall be paid quarterly in arrears and the fees payable pursuant to the preceding sentence shall be paid on the date of issuance, amendment, extension or renewal of any Letter of Credit and at such other time or times as such charges are customarily made by the Agent.

                         6. CERTAIN GENERAL PROVISIONS.

            6.1. Closing Fee. The Company agrees to pay to the Agent a closing fee in the amount and at the times specified in the Fee Letter.

            6.2. Agent's Fee. The Company shall pay to the Agent for the Agent's own account, an Agent's fee in the amount and at the times specified in the Fee Letter.

            6.3. Funds for Payments.

            6.3.1. Payments to Agent. All payments of principal and interest on Loans made to any Borrower which are denominated in Dollars, and all Reimbursement Obligations, commitment fees, Letter of Credit Fees and any other amounts due hereunder or under any of the other Loan Documents shall be made on the due date thereof to the Agent, for the respective accounts of the Banks and the Agent in Dollars, at the Agent's Head Office or at such other place that the Agent may from time to time designate, in each case at or about 11:00 a.m. (Boston, Massachusetts time or other local time at the place of payment) and in Same Day Funds. All payments of principal and interest on Revolving Credit Loans made to any Revolver Borrower which are denominated in an Optional Currency and all other fees hereunder by any local branch or affiliate of any Bank or the Agent located outside of the United States shall be made by such Revolver Borrower to the Agent in the currency of such Revolving Credit Loans, at or prior to 11:00 a.m., local time, on any payment date, in Same Day Funds, for the account of the Agent, at a depository designated by the Agent in the country in which such Optional Currency is legal tender. Each payment in respect of any Revolving Credit Loan made by a Borrower shall be made in the same currency in which such Revolving Credit Loan was made unless otherwise agreed by the Banks.

            6.3.2. No Offset, etc. All payments by any Borrowers hereunder and under any of the other Loan Documents shall be made without recoupment, setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless such Borrower is compelled by law to make such deduction or withholding. If any such obligation is imposed upon any Borrower with respect to any amount payable by it hereunder or under any of the other Loan Documents, such Borrower will pay to the Agent, for the account of the Banks or (as the case may be) the Agent, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in Dollars as shall be necessary to enable the Banks or the Agent to receive the same net amount which the Banks or the Agent would have received on such due date had no such obligation been imposed upon such Borrower. The applicable Borrower will deliver promptly to the Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made such Borrower hereunder or under such other Loan Document.

            6.4. Computations. All computations of interest on the Base Rate Loans, the Sterling Base Rate Loans, and of Commitment Fees, Letter of Credit Fees or other fees shall, unless otherwise expressly provided herein, be based on a 365-day year and paid for the actual number of days elapsed. All computations of interest on Eurocurrency Rate Loans shall, unless otherwise expressly provided herein, be based on a 360-day year and paid for the actual number of days elapsed. Except as otherwise provided in the definition of the term "Interest Period" with respect to Eurocurrency Rate Loans, whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension. The outstanding amount of the Loans as reflected on the Revolving Credit Note Records and the Term Note Records from time to time shall be considered correct and binding on the applicable Borrower unless within five (5) Business Days after receipt of any notice by the Agent or any of the Banks of such outstanding amount, the Agent or such Bank shall notify such Borrower to the contrary.

            6.5. Inability to Determine Eurocurrency Rate. In the event, prior to the commencement of any Interest Period relating to any Eurocurrency Rate Loan, the Agent shall determine or be notified by the Majority Banks that (a) adequate and reasonable methods do not exist for ascertaining the Eurodollar Rate or the International Eurocurrency Rate, as the case may be, that would otherwise determine the rate of interest to be applicable to any Eurocurrency Rate Loan during any Interest Period or deposits of Dollars or the relevant Optional Currency, as the case may be, in the relevant Interest Period are not available to the Agent or the Banks in any Eurocurrency Interbank Market, or (b) the Eurocurrency Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to the Banks of making or maintaining their Eurocurrency Rate Loans during such period, the Agent shall forthwith give notice of such determination (which shall be conclusive and binding on the Borrowers and the Banks) to the Borrowers and the Banks. In such event (a) any

      Loan Request or Conversion Request with respect to Eurocurrency Rate Loans shall be automatically withdrawn and, in the case of Loans denominated in Dollars, shall be deemed a request for Base Rate Loans to be denominated in Dollars and in the case of any Eurocurrency Rate Loan denominated in an Optional Currency, shall be withdrawn, (b) each Eurocurrency Rate Loan will automatically, on the last day of the then current Interest Period relating thereto, if denominated in Dollars, become a Base Rate Loan and if denominated in any Optional Currency, be repaid, and (c) the obligations of the Banks to make Eurocurrency Rate Loans or Revolving Credit Loans denominated in such Optional Currency, as the case may be, shall be suspended until the Agent or the Majority Banks determines that the circumstances giving rise to such suspension no longer exist, whereupon the Agent or, as the case may be, the Agent upon the instruction of the Majority Banks, shall so notify the Borrowers and the Banks.

            6.6. Illegality. Notwithstanding any other provisions herein, if any present or future law, regulation, treaty or directive or in the interpretation or application thereof shall make it unlawful for any Bank to make or maintain Eurocurrency Rate Loans or perform its obligations in respect of any Eurocurrency Rate Loans in an Optional Currency or Currencies, such Bank shall forthwith give notice of such circumstances to the Borrowers and the other Banks and thereupon (a) the commitment of such Bank to make Eurocurrency Rate Loans or to convert Revolving Credit Loans of another Type to Eurocurrency Rate Loans, as the case may be, shall forthwith be suspended and (b) such Bank's Revolving Credit Loans then outstanding as Eurocurrency Rate Loans and denominated in Dollars, if any, shall be converted automatically to Base Rate Loans on the last day of each Interest Period applicable to such Eurocurrency Rate Loans or within such earlier period as may be required by law and the Eurocurrency Rate Loans then outstanding as Eurocurrency Rate Loans and denominated in Optional Currency, if any, shall be repaid on the last day of each Interest Period applicable to such Eurocurrency Rate Loan or within such earlier period as may be required by law. Each of the Borrowers hereby agrees promptly to pay the Agent for the account of such Bank, upon demand by such Bank, any additional amounts necessary to compensate such Bank for any costs incurred by such Bank in making any conversion in accordance with this ss.6.6, including any interest or fees payable by such Bank to lenders of funds obtained by it in order to make or maintain its Eurocurrency Rate Loans hereunder.

            6.7. Additional Costs, etc. If any present or future applicable law, which expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Bank or the Agent by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

            (a) subject any Bank or the Agent to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Credit Agreement, the other Loan Documents, any Letters of Credit, such Bank's Commitment or the Loans (other than taxes based upon or measured by the income or profits of such Bank or the Agent), or

            (b) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to any Bank of the principal of or the interest on any Loans or any other amounts payable to any Bank or the Agent under this Credit Agreement or any of the other Loan Documents, or

            (c) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Credit Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or letters of credit issued by, or commitments of an office of any Bank, or

            (d) impose on any Bank or the Agent any other conditions or requirements with respect to this Credit Agreement, the other Loan Documents, any Letters of Credit, the Loans, such Bank's Commitment, or any class of loans, letters of credit or commitments of which any of the Loans or such Bank's Commitment forms a part, and the result of any of the foregoing is

                  (i) to increase the cost to any Bank of making, funding,
            issuing, renewing, extending or maintaining any of the Loans or such Bank's Commitment or any Letter of Credit, or

                  (ii) to reduce the amount of principal, interest,
            Reimbursement Obligation or other amount payable to such Bank or the Agent hereunder on account of such Bank's Commitment, any Letter of Credit or any of the Loans, or

                  (iii) to require such Bank or the Agent to make any payment or to forego any interest or Reimbursement Obligation or other sum payable hereunder, the amount of which payment or foregone interest or Reimbursement Obligation or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Bank or the Agent from any Borrower hereunder, then, and in each such case, the Borrowers will, upon demand made by such Bank or (as the case may be) the Agent at any time and from time to time and as often as the occasion therefor may arise, pay to such Bank or the Agent such additional amounts as will be sufficient to compensate such Bank or the Agent for such additional cost, reduction, payment or foregone interest or Reimbursement Obligation or other sum.

            6.8. Capital Adequacy. If after the date hereof any Bank or the Agent determines that (a) the adoption of or change in any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) regarding capital requirements for banks or bank holding companies or any change in the interpretation or application thereof by a court or governmental authority with appropriate jurisdiction, or (b) compliance by such Bank or the Agent or any corporation controlling such Bank or the Agent with any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) of any such entity regarding capital adequacy, has the effect of reducing the return on such Bank's or the Agent's commitment with respect to any Loans to a level below that which such Bank or the Agent could have achieved but for such adoption, change or compliance (taking into consideration such Bank's or the Agent's then existing policies with respect to capital adequacy and assuming full utilization of such entity's capital) by any amount deemed by such Bank or (as the case may be) the Agent to be material, then such Bank or the Agent may notify the Borrowers of such fact. To the extent that the amount of such reduction in the return on capital is not reflected in the Base Rate, the applicable Borrower agrees to pay such Bank or (as the case may be) the Agent for the amount of such reduction in the return on capital as and when such reduction is determined upon presentation by such Bank or (as the case may be) the Agent of a certificate in accordance with ss.6.9 hereof. Each Bank shall allocate such cost increases among its customers in good faith and on an equitable basis.

            6.9. Certificate. A certificate setting forth any additional amounts payable pursuant to ss.ss.6.7 or 6.8 and a brief explanation of such amounts which are due, submitted by any Bank or the Agent to the Company, shall be conclusive, absent manifest error, that such amounts are due and owing.

            6.10. Indemnity. Each of the Borrowers agrees to indemnify each Bank and to hold each Bank harmless from and against any loss, cost or expense (including loss of anticipated profits) that such Bank may sustain or incur as a consequence of (a) a default by any Borrower in payment of the principal amount of or any interest on any Eurocurrency Rate Loans as and when due and payable, including any such loss or expense arising from interest or fees payable by such Bank to lenders of funds obtained by it in order to maintain its Eurocurrency Rate Loans (b) a default by any Borrower in making a borrowing or conversion after such Borrower has given (or is deemed to have given) a Loan Request, notice (in the case of all or any portion of the Term Loans pursuant to ss.4.6.2) or a Conversion Request relating thereto in accordance with ss.2.6 or ss.2.7 or ss.4.6 or
      (c) the making of any payment of a Eurocurrency Rate Loan or the making of any conversion of any such Loan to a Base Rate Loan on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable by such Bank to lenders of funds obtained by it in order to maintain any such Loans.

            6.11. Interest After Default.

            6.11.1. Overdue Amounts. Overdue principal and (to the extent permitted by applicable law) interest on the Loans and all other overdue amounts payable hereunder or under any of the other Loan Documents shall bear interest compounded monthly and payable on demand at a rate per annum equal to three percent (3%) above (a) the rate otherwise applicable to such Revolving Credit Loans pursuant to ss.2.5 (with respect to Revolving Credit Loans other than advances made pursuant to the Overdraft Facility) and the Term Loan pursuant to ss.4.6, and (b) the Sterling Base Rate with respect to the Overdraft Facility, until such amount shall be paid in full (after as well as before judgment).

            6.11.2. Amounts Not Overdue. During the continuance of a Default or an Event of Default the principal of the Revolving Credit Loans and the Term Loan not overdue shall, until such Default or Event of Default has been cured or remedied or such Default or Event of Default has been waived by the Majority Banks pursuant to ss.27, bear interest at a rate per annum equal to the greater of (a) two percent (2%) above the rate of interest otherwise applicable to such Revolving Credit Loans pursuant to ss.2.5 and the Term Loan pursuant to ss.4.6 and (b) the rate of interest applicable to overdue principal pursuant to ss.6.11.1.

                  6.12. Currency Matters.

                  6.12.1. Currency of Account.

                  Dollars are the currency of account and payment for each and every sum at any time due from the Borrowers hereunder; provided that:

                  (a) except as expressly provided in this Credit Agreement, each repayment of a Loan or a part thereof shall be made in the currency in which such Loan is denominated at the time of that repayment;

                  (b) each payment of interest shall be made in the currency in which such principal or other sum in respect of which such interest is payable, is denominated;

                  (c) each payment of Letter of Credit Fees and the Commitment
            Fees shall be in Dollars;

                  (d) each payment in respect of costs, expenses and indemnities shall be made in the currency in which the same were incurred; and

                  (e) any amount expressed to be payable in a currency other than Dollars shall be paid in that other currency.

                  No payment to the Agent or any Bank (whether under any
            judgment or court order or otherwise) shall discharge the obligation or liability in respect of which it was made unless and until the Agent or such Bank shall have received payment in full in the currency in which such obligation or liability was incurred, and to the extent that the amount of any such payment shall, on actual conversion into such currency, fall short of such obligation or liability actual or contingent expressed in that currency, the Borrowers shall indemnify and hold harmless the Agent, the Issuing Bank or such Bank, as the case may be, with respect to the amount of the shortfall, with such indemnity surviving the termination of this Credit Agreement and any legal proceeding, judgment or court order pursuant to which the original payment was made which resulted in the shortfall.

                  6.12.2. Currency Fluctuations.

                  (a) Not later than 1:00 p.m. (Boston time) on the last
            Business Day of each calendar month (the "Calculation Date"), the Agent shall determine the Dollar Equivalent as of such date. The Dollar Equivalent so determined shall become effective on the first Business Day immediately following such determination (a "Reset Date") and shall remain effective until the next succeeding Reset Date.

                  (b) If, on any Reset Date and on the Revolving Credit Loan
            Maturity Date, the Dollar Equivalent of the aggregate outstanding amount of all Revolving Credit Loans, the Maximum Drawing Amount and all Unpaid Reimbursement Obligations exceeds the Total Commitment for three (3) or more consecutive Business Days (but only as to the Reset Date), then the Revolver Borrowers shall repay or prepay the Revolving Credit Loans in accordance with this Credit Agreement in an aggregate principal amount such that, after giving effect thereto, the aggregate outstanding amount (expressed in Dollars) of all Revolving Credit Loans plus the Maximum Drawing Amount and all Unpaid Reimbursement Obligations no longer exceeds the Total Commitment (expressed in Dollars).

                  (c) Without limiting subsection ss.6.12.2(b), if, on any day prior to the Revolving Credit Loan Maturity Date, the aggregate outstanding amount (expressed in Dollars) of all Revolving Credit Loans plus the Maximum Drawing Amount plus the Unpaid Reimbursement Obligations exceeds the Total Commitment by five percent (5%) or more, then (i) the Agent shall give notice thereof to the Revolver Borrowers and the Banks and (ii) within two (2) Business Days thereafter, the Borrowers shall repay or prepay the Revolving Credit Loans in accordance with this Credit Agreement in an aggregate principal amount such that, after giving effect thereto, the aggregate outstanding amount (expressed in Dollars) of all Revolving Credit Loans plus the Maximum Drawing Amount and all Unpaid Reimbursement Obligations no longer exceeds the Total Commitment (expressed in Dollars). Nothing set forth in this ss.6.12.2 shall be construed to require the Agent to calculate daily compliance under this ss.6.12.2 unless expressly requested to do so by a Bank.

            6.13. Replacement Bank. Within thirty (30) days after any Bank has
      (a) given notice pursuant to ss.6.6 or (b) demanded compensation from any Borrower pursuant to ss.ss.6.7 or 6.8 hereof or any Bank has become a Delinquent Bank, as defined in ss.17.5.3 hereof (any such Bank described in the foregoing is hereinafter referred to as an "Affected Bank"), the Company may request that the Non-Affected Banks acquire all, but not less than all, of the Affected Bank's outstanding Loans and assume all, but not less than all, of the Affected Bank's Commitment. If the Company so requests, the Non-Affected Banks may elect to acquire all or any portion of the Affected Bank's outstanding Loans and to assume all or any portion of the Affected Bank's Commitment. If the Non-Affected Banks do not elect to acquire and assume all of the Affected Bank's outstanding Loans and Commitment, the Company may designate a replacement bank or banks, which must be an Eligible Assignee and must also be satisfactory to the Agent, to acquire and assume that portion of the outstanding Loans and Commitment of the Affected Bank not being acquired and assumed by the Non-Affected Banks. The provisions of ss.20 hereof shall apply to all reallocations pursuant to this ss.6.13, and the Affected Bank and any Non-Affected Banks and/or replacement banks which are to acquire the Loans and Commitment of the Affected Bank shall execute and deliver to the Agent, in accordance with the provisions of ss.20 hereof, such Assignments and Acceptances and other instruments, including, without limitation, Notes, as are required pursuant to ss.20 hereof to give effect to such reallocations. Any Non-Affected Banks and/or replacement banks which are to acquire the Loans and Commitment of the Affected Bank shall be deemed to be Eligible Assignees for all purposes of ss.20 hereof. On the effective date of the applicable Assignments and Acceptances, the Company shall pay to the Affected Bank all interest accrued on its Loans up to but excluding such date, along with any fees payable to such Affected Bank hereunder up to but excluding such date.

            6.14. European Monetary Union.

      (a)   If, as a result of the implementation of the EMU in the United
            Kingdom,

            (i) Sterling ceases to be lawful currency of the United Kingdom and is replaced by the Euro as the lawful currency of such nation, or

            (ii) Sterling and the Euro are at the same time recognized by the central bank or comparable authority of the United Kingdom as lawful currency of such nation and the Agent or the Majority Banks shall so request and the Revolver Borrowers shall so consent or the Revolver Borrowers shall so request and the Agent or the Majority Banks shall so consent, in a notice delivered to the Borrowers, then:

                              (A) any amount payable hereunder by the Banks to
                        the Revolver Borrowers, or by any Revolver Borrower to the Banks in Sterling shall instead be payable in the Euro and the amount so payable shall be determined by translating the amount payable in Sterling to the Euro at the exchange rate recognized by the European Central Bank for the purpose of implementing the EMU, and

                              (B) if so specified in the notice delivered under
                        the foregoing clause (ii) or in any subsequent notice referring to such clause, Sterling recognized at the same time as the Euro shall no longer be available as an Optional Currency for purposes of this Credit Agreement, effective at the expiration of the period of five (5) Business Days following the Borrowers' receipt of such notice. Such notice shall apply to (1) any Revolving Credit Loan to be made on or after the expiration of such five (5) Business Day period or (2) any Revolving Credit Loan outstanding at the end of such five (5) Business Day period and denominated in such Optional Currency, following the expiration of the Interest Period applicable to such outstanding Revolving Credit Loan at the time of the expiration of such five (5) Business Day period.

            (b) The Agent may in its discretion by notice to the Banks and the Revolver Borrowers:

                  (i) modify the definition of "Business Day" to include a
            principal financial center of any Participating Member State where Revolving Credit Loans to bear interest by reference to the Euro Interbank Rate are funded, or any amounts are or are to be paid in Euros;

                  (ii) designate an account or accounts at a bank in a principal financial center of any Participating Member State for receiving payments to the Agent, whether for the account of the Agent or for the account of the Banks, in immediately available funds, in Euros or for disbursing Revolving Credit Loans to bear interest by reference to the Euro Interbank Rate;

                  (iii) designate the date or time for fixing the Euro Interbank
            Rate for any Interest Period to be consistent with any practice or convention in the London interbank market;

                  (iv) designate other mechanics for fixing the Euro Interbank
            Rate to be, in the reasonable judgment of the Agent, as nearly as may be, consistent with the mechanics for determining rates for other Optional Currencies (e.g. by reference to Reuters screen or page) and also consistent with any practice or convention in the London interbank market (e.g. by reference to a comparable Reuters screen or page for the Euro);

                  (v) designate the period of notice from the Revolver Borrowers to the Agent required for the Revolver Borrowers to borrow any Revolving Credit Loan to be denominated in Euros or to convert any Revolving Credit Loan denominated in another Optional Currency to a Revolving Credit Loan denominated in Euros;

                  (vi) designate the basis of accrual of interest, fees or other amounts to be consistent with any practice or convention in the London interbank market with respect to amounts calculated or payable in Euros;

                  (vii) where this Credit Agreement specifies a minimum amount or integral multiple thereof, designate what the Agent considers a reasonably comparable and convenient minimum amount and integral multiple for the Euro; and

                  (viii) where this Credit Agreement specifies an amount to be paid in an Optional Currency that is, under the terms of this Section, to be paid in Euros, designate a convenient amount in Euros to account for de minimis rounding.

            (d) Section 6.5 shall not apply in the event that Sterling is not available or an interbank offered rate may not be quoted for Sterling, solely because Sterling ceases to be lawful currency of the nation issuing Sterling and is replaced by the Euro as the lawful currency of such nation, so long as the Euro is available as an Optional Currency and the Euro Interbank Rate may be quoted for the Euro.

            (e) Each Revolver Borrower agrees, at the request of the Majority Banks, at the time of or at any time following the implementation of the EMU in the United Kingdom and within thirty (30) days following such request, to enter into an agreement amending this Credit Agreement in such manner as the Majority Banks shall reasonably specify in order further to reflect the implementation of the EMU and to place the parties hereto in the position they would have been in had the EMU not been implemented in the United Kingdom.

            (f) Each Revolver Borrower agrees, at the request of any Bank, to compensate such Bank for any reasonable loss, cost, expense or reduction in return that shall be incurred or sustained by such Bank as a result of the implementation of the EMU and that would not have been incurred or sustained but for the transactions provided for herein. A certificate of a Bank setting forth (i) the amount or amounts necessary to compensate such Bank, (ii) a description of the nature of the loss or expense sustained or incurred by such Bank as a consequence thereof and (iii) a reasonably detailed explanation of the calculation thereof shall be delivered to such Revolver Borrower and shall be conclusive absent manifest error. Each Borrower shall pay such Bank the amount shown as due on any such certificate within ten (10) days after receipt thereof.

      6.15. Lending Office. Each Revolving Credit Loan made by any Bank in an Optional Currency, and each payment by any Revolver Borrower in respect thereof, shall be made by, or, as the case may be, for the account of, such applicable lending office of the Agent as the Agent shall designate.

                             7. COLLATERAL SECURITY.

      The Borrowers covenant and agree that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit, or Note is outstanding or any Bank has any obligation to make any Loans or the Agent has any obligation to issue, extend or renew any Letters of Credit:

            7.1. Security of Borrowers. The Obligations of the Borrowers shall be secured by a perfected first priority security interest (subject only to Permitted Liens entitled to priority under applicable law) in substantially all of the assets of each such Borrower, whether now owned or hereafter acquired, pursuant to the terms of the Security Documents to which such Borrower is a party.

            7.2. Guaranties and Security of Subsidiaries. Certain of the Obligations shall be guaranteed by the Guarantors pursuant to the terms of the Guarantees. The obligations of the Guarantors shall be secured by a perfected first priority security interest (subject only to Permitted Liens entitled to priority under applicable law) in substantially all of the assets of each such Guarantor, pursuant to the terms of the Security Documents to which such Guarantors are a party.

                                  8. GUARANTY.

            8.1. Guaranty. For value received and hereby acknowledged and as an inducement to the Banks to make Eurocurrency Rate Loans to the Borrowers, including the Borrowing Subsidiaries, (a) the Company hereby unconditionally and irrevocably guarantees: (i) the full punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of each Borrower now or hereafter existing hereunder whether for principal, interest, fees, expenses or otherwise, and (ii) the strict performance and observance by each such Borrower of all agreements, warranties and covenants in this Credit Agreement applicable to each such Borrower (such obligations collectively being the "Guaranteed Obligations"); and (b) each UK Borrower hereby unconditionally and irrevocably guarantees: (i) the full punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of each other Borrowing Subsidiary now or hereafter existing hereunder whether for principal, interest, fees, expenses or otherwise, and (ii) the strict performance and observance by each such other Borrowing Subsidiary of all agreements, warranties and covenants in this Credit Agreement applicable to each such Borrowing Subsidiary (such obligations collectively being the "Subsidiary Guaranteed Obligations");.

            8.2. Guaranty Absolute. Each of the Company and the UK Borrowers guarantees that the Guaranteed Obligations and the Subsidiary Guaranteed Obligations, as the case may be, will be paid strictly in accordance with the terms hereof, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or any Bank with respect thereto. The liability of the Company under this guaranty with regard to the Guaranteed Obligations of each Borrower, and the liability of each UK Borrower under this guaranty with regard to the Subsidiary Guaranteed Obligations of each other Borrowing Subsidiary, shall be absolute and unconditional irrespective of:

            (a) any lack of authorization, execution, validity or enforceability or any illegality of such Borrower to become a Borrower hereunder, this Credit Agreement and any amendment hereof (with regard to such Guaranteed Obligations and the Subsidiary Guaranteed Obligations, as the case may
      be), or any other obligation, agreement or instrument relating thereto (it being agreed by the Company and each UK Borrower that the Guaranteed Obligations and the Subsidiary Guaranteed Obligations shall not be discharged prior to the final and complete satisfaction of all of the Obligations of the Borrowers) or any failure to obtain any necessary governmental consent or approvals or necessary third party consents or approvals;

            (b) the Agent's or any Bank's exercise or enforcement of, or failure or delay in exercising or enforcing, legal proceedings to collect the Obligations or the Guaranteed Obligations or the Subsidiary Guaranteed Obligations, as the case may be, or any power, right or remedy with respect to any of the Obligations or the Guaranteed Obligations or Subsidiary Guaranteed Obligations, as the case may be, including (i) any suspension of the Agent's or any Bank's right to enforce against any other Borrower of the Guaranteed Obligations or the Subsidiary Guaranteed Obligations, as the case may be, or (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations of such Borrower or the Subsidiary Guaranteed Obligations of such Borrowing Subsidiary or any other amendment or waiver of or any consent to departure from this Credit Agreement or the other Loan Documents (with regard to such Guaranteed Obligations and Subsidiary Guaranteed Obligations) or any other agreement or instrument governing or evidencing any of the Guaranteed Obligations or Subsidiary Guaranteed Obligations, as the case may be;

            (c) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations of such Borrower or the Subsidiary Guaranteed Obligations of such Borrowing Subsidiary;

            (d) any change in ownership of such Borrower;

            (e) any acceptance of any partial payment(s) from such Borrower;

            (f) any insolvency, bankruptcy, reorganization, arrangement, adjustment, composition, assignment for the benefit of creditors, appointment of a receiver, examiner or trustee for all or any part of any Borrower's assets;

            (g) any assignment, participation or other transfer, in whole or in part, of the Agent's or any Bank's interest in and rights under this Credit Agreement or any other Loan Document, or of the Agent's or any Bank's interest in the obligations or the Guaranteed Obligations or Subsidiary Guaranteed Obligations, as the case may be;

            (h) any cancellation, renunciation or surrender of any pledge, guaranty or any debt instrument evidencing the Obligations or the Guaranteed Obligations or Subsidiary Guaranteed Obligations, as the case may be;

            (i) the Agent's or any Bank's vote, claim, distribution, election, acceptance, action or inaction in any bankruptcy or reorganization case related to the Obligations or the Guaranteed Obligations or Subsidiary Guaranteed Obligations, as the case may be; or

            (j) any other action or circumstance, other than payment, which might otherwise constitute a defense available to, or a discharge of, such Borrower in respect of its Guaranteed Obligations or Subsidiary Guaranteed Obligations, as the case may be.

            This guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any Guaranteed Obligation or Subsidiary Guaranteed Obligations, as the case may be, is rescinded or must otherwise be returned by the Agent or any Bank upon the insolvency, bankruptcy or reorganization, examination of any Borrower or otherwise, all as though such payment had not been made.

            8.3. Effectiveness, Enforcement. The guaranty herein of the Company and each UK Borrower shall be effective and shall be deemed to be made with respect to each Loan made to a Borrower as of the time it is made. No invalidity, irregularity or unenforceability by reason of any bankruptcy or similar law, or any law or order of any government or agency thereof purporting to reduce, amend or otherwise affect any liability of a Borrower, and no defect in or insufficiency or want of powers of any Borrower or irregular or improperly recorded exercise thereof, shall impair, affect, be a defense to or claim against such guaranty. This guaranty is a continuing guaranty and shall (a) survive any termination of this Credit Agreement and (b) remain in full force and effect until payment in full and performance of all Guaranteed Obligations or Subsidiary Guaranteed Obligations, as the case may be, and all other amounts payable under this guaranty. This guaranty is made for the benefit of the Agent and each of the Banks and their respective successors and assigns, and may be enforced from time to time as often as occasion therefor may arise and without requirement on the part of the Agent or any Bank first to exercise any rights against any Borrower or to exhaust any remedies available to it against any Borrower or to resort to any other source or means of obtaining payment of any of the Guaranteed Obligations or Subsidiary Guaranteed Obligations, as the case may be, or to elect any other remedy. In the event that acceleration of the time for payment (or the giving of notice of such acceleration) of the Guaranteed Obligations or Subsidiary Guaranteed Obligations, as the case may be, of any Borrower is stayed upon the insolvency, bankruptcy, examination or reorganization, of such Borrower or for any other reason, all such amounts otherwise subject to acceleration under the terms of this Credit Agreement shall be immediately due and payable by the Company or the UK Borrowers, as the case may be, under the guaranty herein provided.

            8.4. Waiver. Each of the Company and the UK Borrowers hereby waives promptness, diligence, protest, notice of protest, all suretyship defenses, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations or Subsidiary Guaranteed Obligations, as the case may be, and this guaranty and any requirement that the Agent or any Bank secure, perfect or protect any security interest or lien or any property subject thereto or exhaust any right or take any action against any Borrower or any other person or any collateral. The Company and each UK Borrower also irrevocably waives, to the fullest extent permitted by law, all defenses which at any time may be available to it in respect of the Guaranteed Obligations or Subsidiary Guaranteed Obligations, as the case may be, by virtue of any statute of limitations, valuation, stay, moratorium law or other similar law now or hereafter in effect.

            8.5. Subordination; Subrogation. Until the payment and performance in full of all the Obligations, neither the Company nor any UK Borrower shall exercise and hereby waives any rights against any Borrower as a result of payment by the Company or any UK Borrower, as the case may be, hereunder, by way of subrogation, reimbursement, restitution, contribution or otherwise, and the Company or any UK Borrower, as the case may be, will not prove any claim in competition with the Agent or any Bank in respect of any payment hereunder in bankruptcy, insolvency or reorganization proceedings of any nature; the Company or any UK Borrower, as the case may be, will not claim any set-off, recoupment or counterclaim against the Borrowers in respect of any liability of the Company or such UK Borrower to such Borrower; and the Company and each UK Borrower waives any benefit of and any right to participate in any collateral which may be held by the Agent and any Bank. The payment of any amounts due with respect to any Indebtedness of the Borrowers now or hereafter held by the Company or any UK Borrower, as the case may be, is hereby subordinated to the prior payment in full of the Guaranteed Obligations or Subsidiary Guaranteed Obligations, as the case may be. Each of the Company and each UK Borrower agrees that after the occurrence of any default in the payment or performance of the Guaranteed Obligations or Subsidiary Guaranteed Obligations, as the case may be, the Company or such UK Borrower, as the case may be, will not demand, sue for, or otherwise attempt to collect any such Indebtedness of any of the Borrowers to the Company or such UK Borrower, as the case may be, until the Guaranteed Obligations or Subsidiary Guaranteed Obligations, as the case may be, then due shall have been paid in full. If, notwithstanding the foregoing sentence, the Company or any UK

      Borrower, as the case may be, shall collect or receive any amounts in respect of such indebtedness, such amounts shall be collected and received by the Company or such UK Borrower, as the case may be, as trustee for the Agent and the Banks and be paid over to the Agent for the respective accounts of the Agent and the Banks on account of the Guaranteed Obligations or Subsidiary Guaranteed Obligations, as the case may be, without affecting in any manner the liability of the Company or any UK Borrower under the other provisions of this ss.8. The provisions of this section shall survive the expiration or termination of the Credit Agreement and the other Loan Documents and the provisions of this section shall be supplemental to and not in derogation of any rights and remedies of the Agent or any Bank under any separate subordination agreement which the Agent or any Bank may at any time and from time to time entered into with the Company or any UK Borrower for the benefit of the Agent or any Bank.

            8.6. Payments. All payments made by the Company or any UK Borrower pursuant to this ss.8 in respect of any Loans made to any Borrower shall be made in the same currency in which such Loan was made, unless otherwise agreed to in writing by the Agent or the Banks.

            8.7. Receipt of Information. Each of the Company and each UK Borrower acknowledges and confirms that the Company or such UK Borrower, as the case may be, itself has established its own adequate means of obtaining from each Borrower on a continuing basis all information desired by the Company or such UK Borrower concerning the financial condition of any Borrower and that the Company or such UK Borrower will look to each Borrower and not to the Agent or any Bank in order for the Company or such UK Borrower to keep adequately informed of changes in each Borrower's financial condition.

                       9. REPRESENTATIONS AND WARRANTIES.

            9.1. Corporate Authority.

            9.1.1. Incorporation; Good Standing. Each Borrower represents and warrants to the Banks that such Borrower and its Subsidiaries (a) is a corporation (or similar business entity) duly organized, validly existing and in good standing under the laws of its state or country of incorporation or formation, (b) has all requisite corporate or similar power to own its property and conduct its business as now conducted and as presently contemplated, and (c) is in good standing as a foreign corporation (or similar business entity) and is duly authorized to do business in each jurisdiction where such qualification is necessary except where a failure to be so qualified would not have a materially adverse effect on the business, assets or financial condition of such Borrower or such Subsidiary.

            9.1.2. Authorization. Each Borrower represents and warrants to the Banks that the execution, delivery and performance of this Credit Agreement and the other Loan Documents to which such Borrower or any of its Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby

      (a) are within the corporate (or similar) authority of such Person, (b) have been duly authorized by all necessary corporate (or similar organizational) proceedings, (c) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which such Borrower or any of its Subsidiaries is subject or any judgment, order, writ, injunction, license or permit applicable to such Borrower or any of its Subsidiaries and (d) do not conflict with any provision of the corporate charter, memorandum and articles of association or bylaws of, or any agreement or other instrument binding upon, such Borrower or any of its Subsidiaries.

            9.1.3. Enforceability. Each Borrower represents and warrants to the Banks that the execution and delivery of this Credit Agreement and the other Loan Documents to which such Borrower or any of its Subsidiaries is or is to become a party will result in valid and legally binding obligations of such Person enforceable against it in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

            9.2. Governmental Approvals. Each Borrower represents and warrants to the Banks that the execution, delivery and performance by such Borrower and any of its Subsidiaries of this Credit Agreement and the other Loan Documents to which such Borrower or any of its Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby (including, but not limited to the making by such Borrower of the borrowings contemplated by this Credit Agreement or the obtaining of any Letters of Credit) do not require the approval, consent, order, authorization or license by, or giving notice to, or taking any other action with respect to, any governmental agency or authority of any jurisdiction, or other fiscal, monetary or other authority, under any provisions of any laws or governmental rules, regulations, orders or decrees of any jurisdiction or the central bank of any jurisdiction or other fiscal monetary or other authority, under any provisions of any laws or governmental rules, regulations, orders or decrees of any jurisdiction applicable to and binding on such Borrower other than those already obtained.

            9.3. Title to Properties; Leases. The Company represents and warrants to the Banks that except as indicated on Schedule 9.3 hereto, the Company and its Subsidiaries own all of the assets reflected in the consolidated balance sheet of the Company and its Subsidiaries as at the Balance Sheet Date or acquired since that date (except property and assets sold or otherwise disposed of in the ordinary course of business since that date), subject to no rights of others, including any mortgages, leases, conditional sales agreements, title retention agreements, liens or other encumbrances except Permitted Liens.

            9.4. Financial Statements and Projections.

            9.4.1. Financial Statements. The Company represents and warrants to the Banks that there has been furnished to each of the Banks a consolidated balance sheet of the Company and its Subsidiaries as at the Balance Sheet Date, and a consolidated statement of income and cash flow of the Company and its Subsidiaries for the fiscal year then ended, certified by PricewaterhouseCoopers LLP. There has also been furnished to each of the Banks the management prepared consolidated balance sheet and consolidated statement of income and cash flow of Nicolet and Sierra for each of the fiscal years 1995, 1996, 1997 and 1998, the management prepared projections of Nicolet and Sierra for the fiscal year 1999 and, prior to the AutoDiagnos Acquisition Closing Date, the consolidated balance sheet and consolidated statement of income and cash flow of AutoDiagnos (which financial statements shall have been accurately and completely translated into English) for the fiscal years 1997, 1998 and 1999. Such balance sheets and statements of income and cash flow have been prepared in accordance with generally accepted accounting principles and fairly present the financial condition of the Company and its Subsidiaries as at the close of business on the date thereof and the results of operations for the fiscal year then ended. There are no contingent liabilities of the Company or any of its Subsidiaries or Nicolet, Sierra or AutoDiagnos as of such date involving material amounts, known to the officers of the Company, which were not disclosed in such balance sheet and the notes related thereto.

            9.4.2. Projections. The Company represents and warrants to the Agent and the Banks that the projections of the annual operating budgets of the Company and its Subsidiaries on a consolidated basis, balance sheets and cash flow statements for the 2000 to 2004 fiscal years and the quarterly operating budgets of the Company and its Subsidiaries on a consolidated basis, balance sheets and cash flow statements for the 2000 fiscal year, copies of which have been delivered to each Bank, disclose all assumptions made with respect to general economic, financial and market conditions used in formulating such projections. To the knowledge of the Company or any of its Subsidiaries, no facts exist that (individually or in the aggregate) would result in any material change in any of such projections. The projections are based upon reasonable estimates and assumptions, have been prepared on the basis of the assumptions stated therein and reflect the reasonable estimates of the Company and its Subsidiaries of the results of operations and other information projected therein.

            9.4.3. Solvency. The Company represents and warrants to the Agent and the Banks that the Company and its Subsidiaries, on a consolidated and consolidating basis, both before and after giving effect to the transactions contemplated by this Credit Agreement and the other Loan Documents (a) are solvent, (b) have assets having a fair value in excess of their liabilities, (c) have assets having a fair value in excess of the amount required to pay their liabilities on existing debts as such debts become absolute and matured, and (d) have, and expect to continue to have, access to adequate capital for the conduct of their business and the ability to pay their debts from time to time incurred in connection with the operation of their business as such debts mature.

            9.5. No Material Changes, etc. The Company represents and warrants that since the Balance Sheet Date there has occurred no materially adverse change in the financial condition or business of the Company and its Subsidiaries as shown on or reflected in the consolidated balance sheet of the Company and its Subsidiaries as at the Balance Sheet Date, or the consolidated statement of income for the fiscal year then ended or which relate to AutoDiagnos, Sierra or Nicolet (but as to AutoDiagnos, such representation shall only be made from and after the AutoDiagnos Acquisition Closing Date) as shown on the most recent financial statements delivered to the Company by AutoDiagnos, Sierra and Nicolet, other than changes in the ordinary course of business that have not had any materially adverse effect either individually or in the aggregate on the business or financial condition of the Company or any of its Subsidiaries or AutoDiagnos, Sierra or Nicolet. Since the Balance Sheet Date, neither the Company nor any of its Subsidiaries has made any Distributions.

            9.6. Franchises, Patents, Copyrights, etc. Each Borrower represents and warrants to the Banks that such Borrower and its Subsidiaries possesses all franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of its business substantially as now conducted without known conflict with any rights of others.

            9.7. Litigation. Each Borrower represents and warrants to the Banks that except as set forth in Schedule 9.7 hereto, there are no actions, suits, proceedings or investigations of any kind pending or threatened against such Borrower or any of its Subsidiaries before any court, tribunal or administrative agency or board that, if adversely determined, might, either in any case or in the aggregate, materially adversely affect the properties, assets, financial condition or business of such Borrowers and its Subsidiaries or materially impair the right of such Borrowers and its Subsidiaries, considered as a whole, to carry on business substantially as now conducted by them, or result in any substantial liability not adequately covered by insurance, or for which adequate reserves are not maintained on the consolidated balance sheet of the Company and its Subsidiaries, or which question the validity of this Credit Agreement or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto.

            9.8. No Materially Adverse Contracts, etc. Each Borrower represents and warrants to the Banks that neither such Borrower nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation that has or is expected in the future to have a materially adverse effect on the business, assets or financial condition of any of such Borrowers or any of its Subsidiaries. Neither such Borrower nor any of its Subsidiaries is a party to any contract or agreement that has or is expected, in the judgment of such Borrower's officers, to have any materially adverse effect on the business of such Borrower or any of its Subsidiaries.

            9.9. Compliance with Other Instruments, Laws, etc. Each Borrower represents and warrants to the Banks that neither such Borrower nor any of its Subsidiaries is in violation of any provision of its charter documents, bylaws, or any agreement or instrument to which it may be subject or by which it or any of its properties may be bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that could result in the imposition of substantial penalties or materially and adversely affect the financial condition, properties or business of such Borrower or any of its Subsidiaries.

            9.10. Tax Status. Each Borrower represents and warrants to the Banks that such Borrower and its Subsidiaries (a) have made or filed all federal, state and, if applicable, foreign income and all other tax returns, reports and declarations required by any jurisdiction to which any of them is subject, (b) have paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings and (c) have set aside on their books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. Except as set forth on Schedule 9.10 hereto, there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

            9.11. No Event of Default. Each Borrower represents and warrants to the Banks that as to itself and its Subsidiaries no Default or Event of Default has occurred and is continuing.

            9.12. Holding Company and Investment Company Acts. Each Borrower represents and warrants to the Banks that neither such Borrower nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940.

            9.13. Absence of Financing Statements, etc. Each Borrower represents and warrants to the Banks that except with respect to Permitted Liens, there is no financing statement, registration statement, security agreement, chattel mortgage, real estate mortgage, fixed charge, floating charge, legal charge, equitable mortgage, legal mortgage, pledge or other document filed or recorded with any filing records, registry or other public office, that purports to cover, affect or give notice of any present or possible future lien on, or security interest in, any assets or property of such Borrower or any of its Subsidiaries or any rights relating thereto.

            9.14. Certain Transactions. Each Borrower represents and warrants to the Banks that except as set forth on Schedule 9.14 hereto and except for arm's length transactions pursuant to which such Borrower or any of its Subsidiaries makes payments in the ordinary course of business upon terms no less favorable than such Borrower or such Subsidiary could obtain from third parties, none of the officers, directors, or employees of such Borrower or any of its Subsidiaries is presently a party to any transaction with such Borrower or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of such Borrower, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

            9.15. Employee Benefit Plans. Each Borrower represents and warrants to the Banks as to its own Employee Benefit Plans, if any:

            9.15.1. In General. Each Employee Benefit Plan has been maintained and operated in compliance in all material respects with the provisions of ERISA and/or all Applicable Pension Legislation and, to the extent applicable, the Code, including but not limited to the provisions thereunder respecting prohibited transactions. Such Borrower has heretofore delivered to the Agent the most recently completed annual report, Form 5500, with all required attachments, and actuarial statement required to be submitted under ss.103(d) of ERISA, with respect to each Guaranteed Pension Plan.

            9.15.2. Terminability of Welfare Plans. Under each Employee Benefit Plan which is an employee welfare benefit plan within the meaning of ss.3(1) or ss.3(2)(B) of ERISA, no benefits are due unless the event giving rise to the benefit entitlement occurs prior to plan termination (except as required by Title I, Part 6 of ERISA). Such Borrower or an ERISA Affiliate, as appropriate, may terminate each such Plan at any time (or at any time subsequent to the expiration of any applicable bargaining agreement) in the discretion of such Borrower or such ERISA Affiliate without liability to any Person.

            9.15.3. Guaranteed Pension Plans. Each contribution required to be made to a Guaranteed Pension Plan, whether required to be made to avoid the incurrence of an accumulated funding deficiency, the notice or lien provisions of ss.302(f) of ERISA, or otherwise, has been timely made. No waiver of an accumulated funding deficiency or extension of amortization periods has been received with respect to any Guaranteed Pension Plan. No liability to the PBGC (other than required insurance premiums, all of which have been paid) has been incurred by the Borrower or any ERISA Affiliate with respect to any Guaranteed

      Pension Plan and there has not been any ERISA Reportable Event, or any other event or condition which presents a material risk of termination of any Guaranteed Pension Plan by the PBGC. Based on the latest valuation of each Guaranteed Pension Plan (which in each case occurred within twelve months of the date of this representation), and on the actuarial methods and assumptions employed for that valuation, the aggregate benefit liabilities of all such Guaranteed Pension Plans within the meaning of ss.4001 of ERISA did not exceed the aggregate value of the assets of all such Guaranteed Pension Plans, disregarding for this purpose the benefit liabilities and assets of any Guaranteed Pension Plan with assets in excess of benefit liabilities.

            9.15.4. Multiemployer Plans. Neither such Borrower nor any ERISA Affiliate has incurred any material liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under ss.4201 of ERISA or as a result of a sale of assets described in ss.4204 of ERISA. Neither the Borrowers nor any ERISA Affiliate has been notified that any Multiemployer Plan is in reorganization or insolvent under and within the meaning of ss.4241 or ss.4245 of ERISA or that any Multiemployer Plan intends to terminate or has been terminated under ss.4041A of ERISA.

            9.16. Use of Proceeds.

            9.16.1. General. Each Borrower represents and warrants to the Banks that the proceeds of the Revolving Credit Loans shall be used (a) to refinance existing Indebtedness of the Borrowers and (b) for working capital and general corporate purposes (including the financing of all or any portion of Permitted Acquisitions (including fees and expenses relating thereto). The Borrowers further represent and warrant to the Banks that the proceeds of the Nicolet Term Loan shall be used to finance all or any portion of the Nicolet Acquisition and the proceeds of the AutoDiagnos Term Loan shall be used to finance all or any portion of the AutoDiagnos Acquisition. The Revolver Borrowers will obtain Letters of Credit solely for working capital and general corporate purposes.

            9.16.2. Regulations U and X. Each Borrower represents and warrants to the Banks that no portion of any Loan is to be used, and no portion of any Letter of Credit is to be obtained, for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

            9.16.3. Ineligible Securities. Each Borrower represents and warrants to the Banks that no portion of the proceeds of any Loan is to be used, and no portion of any Letter of Credit is to be obtained, for the purpose of knowingly purchasing, or providing credit support for the purchase of, during the underwriting or placement period or within 30 days thereafter, any Ineligible Securities underwritten or privately placed by a Section 20 Subsidiary.

            9.17. Environmental Compliance. Each Borrower represents and warrants to the Banks that such Borrower has taken all necessary steps to investigate the past and present condition and usage of the Real Estate and the operations conducted thereon and, based upon such diligent investigation, has determined that:

            (a) none of such Borrower, its Subsidiaries or any operator of the Real Estate or any operations thereon is in violation, or alleged violation, of any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters, including without limitation, those arising under the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any state, local or foreign law, statute, regulation, ordinance, order or decree relating to health, safety or the environment (hereinafter "Environmental Laws"), which violation would have a material adverse effect on the environment or the business, assets or financial condition of such Borrower or any of its Subsidiaries;

            (b) neither such Borrowers nor any of its Subsidiaries has received notice from any third party including, without limitation, any federal, state or local governmental authority, (i) that any one of them has been identified by the United States Environmental Protection Agency ("EPA") as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B; (ii) that any hazardous waste, as defined by 42 U.S.C. ss.6903(5), any hazardous substances as defined by 42 U.S.C. ss.9601(14), any pollutant or contaminant as defined by 42 U.S.C. ss.9601(33), any waste, substance or other material as defined in the Environmental Protection Act 1990 (United Kingdom) and any toxic substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws ("Hazardous Substances") which any one of them has generated, transported or disposed of has been found at any site at which a federal, state or local agency or other third party has conducted or has ordered that such Borrower or any of its Subsidiaries conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (iii) that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances;

            (c) except as set forth on Schedule 9.17 attached hereto: (i) no portion of its Real Estate has been used for the handling, processing, storage or disposal of Hazardous Substances except in accordance with applicable Environmental Laws; and no underground tank or other underground storage receptacle for Hazardous Substances is located on any portion of the Real Estate; (ii) in the course of any activities conducted by such Borrowers, its Subsidiaries or operators of its properties, no Hazardous Substances have been generated or are being used on its Real Estate except in accordance with applicable Environmental Laws; (iii) there have been no releases (i.e. any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping) or threatened releases of Hazardous Substances on, upon, into or from the properties of such Borrower or its Subsidiaries, which releases would have a material adverse effect on the value of any of its Real Estate or adjacent properties or the environment; (iv) to the best of such Borrower's knowledge, there have been no releases on, upon, from or into any real property in the vicinity of any of its Real Estate which, through soil or groundwater contamination, may have come to be located on, and which would have a material adverse effect on the value of, its Real Estate; and (v) in addition, any Hazardous Substances that have been generated on any of its Real Estate have been transported offsite only by carriers having an identification number issued by the EPA (or by a similar agency in other jurisdictions, as applicable), treated or disposed of only by treatment or disposal facilities maintaining valid permits as required under applicable Environmental Laws, which transporters and facilities have been and are, to the best of such Borrower's knowledge, operating in compliance with such permits and applicable Environmental Laws; and

            (d) none of such Borrower and its Subsidiaries or any of its Real Estate is subject to any applicable environmental law requiring the performance of Hazardous Substances site assessments, or the removal or remediation of Hazardous Substances, or the giving of notice to any governmental agency or the recording or delivery to other Persons of an environmental disclosure document or statement by virtue of the transactions set forth herein and contemplated hereby.

            9.18. Subsidiaries, etc.. The Company represents and warrants to the Banks that its only Subsidiaries are set forth on Schedule 9.18(a) attached hereto, and those Subsidiaries have no other Subsidiaries. Except as set forth on Schedule 9.18(b) hereto, neither the Company nor any Subsidiary of the Company is engaged in any joint venture or partnership with any other Person.

            9.19. Chief Executive Offices. The Company represents and warrants to the Banks that the Company's chief executive office is at 7 Technology Park Drive, Westford, Massachusetts 01886-0033 at which location its books and records are kept. Each Subsidiary's chief executive office or registered office, as applicable, is as set forth on Schedule 9.18(a) attached hereto.

            9.20. Fiscal Year. The Company represents and warrants to the Banks that the Company has a fiscal year which is the approximate twelve (12) months ending January 1, 2000 for the 1999 fiscal year, December 30, 2000 for the 2000 fiscal year, December 29, 2001 for the 2001 fiscal year, December 28, 2002 for the 2002 fiscal year, and January 4, 2004 for the 2003 fiscal year. Each other Borrower has a fiscal year or financial year, as applicable, which is the twelve
      (12) months ending on the same dates.

            9.21. No Amendments to Certain Documents. Each Borrower represents to the Banks that each of the representations and warranties made by it in any of the Capitalization Documents, the Nicolet Acquisition Documents, the AutoDiagnos Acquisition Documents and the Loan Documents was true and correct in all material respects when made and continues to be true and correct in all material respects on the Closing Date, except to the extent that any of such representations and warranties relate, by the express terms thereof, solely to a date falling prior to the Closing Date, and except to the extent that any of such representations and warranties may have been affected by the consummation of the transactions contemplated and permitted or required by the Loan Documents.

            9.22. Disclosure. The Company represents and warrants to the Banks that no representation or warranty made by the Company or any of its Subsidiaries in this Credit Agreement or in any agreement, instrument, document, certificate, statement or letter furnished to the Agent or any Bank by or on behalf of the Company or any of its Subsidiaries in connection with any of the transactions contemplated by any of the Loan Documents, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances in which they are made.

            9.23. No Withholding, Etc. Each Borrower represents and warrants to the Banks that it is not required by the laws of any jurisdiction to make any deduction or withholding of any nature whatsoever from any payment to be made by it hereunder unless disclosed in writing to the Agent and such deductions or withholdings are not, in the Agent's reasonable discretion, material. Neither this Credit Agreement nor any of the Loan Documents is subject to any registration or stamp tax or any other similar or like takes payable in any jurisdiction.

            9.24. No Filing, Recording Required. The Company represents and warrants to the Banks that no filing, recording or enrolling of this Credit Agreement or any other Loan Document (other than the registration of certain of the Security Documents in the United Kingdom and Ireland) is required to ensure the legality, validity, enforceability or admissibility in evidence of this Credit Agreement or any other Loan Document.

            9.25. Perfection of Security Interest. Each Borrower represents and warrants to the Banks that all filings, assignments, pledges and deposits of documents or instruments have been made and all other actions have been taken that are necessary or advisable, under applicable law, to establish and perfect the Agent's security interest in the Collateral. Each Borrower represents and warrants to the Banks that its Collateral and the Agent's rights with respect to such Collateral are not subject to any setoff, claims, withholdings or other defenses. Each Borrower represents and warrants to the Banks that each Borrower is the owner of the Collateral free from any lien, security interest, encumbrance and any other claim or demand, except for Permitted Liens.

                   10. AFFIRMATIVE COVENANTS OF THE BORROWERS.

      Each of the Borrowers (or the Company, when so specified) covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit, or Note is outstanding or any Bank has any obligation to make any Loans or the Agent has any obligation to issue, extend or renew any Letters of Credit:

            10.1. Punctual Payment. Such Borrower will duly and punctually pay or cause to be paid the principal and interest on the Loans, all Reimbursement Obligations, the Letter of Credit Fees, the Commitment Fees, the Agent's fee and all other amounts provided for in this Credit Agreement and the other Loan Documents to which the Company or any of its Subsidiaries is a party, all in accordance with the terms of this Credit Agreement and such other Loan Documents.

            10.2. Maintenance of Office. The Company covenants that it will maintain its chief executive office at 7 Technology Park Drive, Westford, Massachusetts, or at such other place in the United States of America as the Company shall designate upon written notice to the Agent, where notices, presentations and demands to or upon the Borrowers in respect of the Loan Documents to which the Borrowers are a party may be given or made.

            10.3. Records and Accounts. The Company covenants that it will (a) keep, and cause each of its Subsidiaries to keep, true and accurate records and books of account in which full, true and correct entries will be made in accordance with generally accepted accounting principles, (b) maintain adequate accounts and reserves for all taxes (including income taxes), depreciation, depletion, obsolescence and amortization of its properties and the properties of its Subsidiaries, contingencies, and other reserves, and (c) at all times engage PricewaterhouseCoopers LLP or other independent certified public accountants satisfactory to the Agent as the independent certified public accountants of the Company and its Subsidiaries and will not permit more than thirty (30) days to elapse between the cessation of such firm's (or any successor firm's) engagement as the independent certified public accountants of the Company and its Subsidiaries and the appointment in such capacity of a successor firm as shall be reasonably satisfactory to the Agent.

            10.4. Financial Statements, Certificates and Information. The Company will deliver to the Agent, with sufficient copies for each of the Banks, and upon receipt the Agent will promptly deliver to each of the
      Banks:

            (a) as soon as practicable, but in any event not later than ninety
      (90) days after the end of each fiscal year of the Company, the consolidated balance sheet of the Company and its Subsidiaries and the consolidating balance sheet of the Company and its Subsidiaries, each as at the end of such year, and the related consolidated statement of income and consolidated statement of cash flow and consolidating statement of income and consolidating statement of cash flow for such year, each setting forth in comparative form the figures for the previous fiscal year and all such consolidated and consolidating statements to be in reasonable detail, prepared in accordance with generally accepted accounting principles, and, as to the consolidated statements, certified (without qualification or otherwise reasonably acceptable to the Agent; provided that such certificate may set forth qualifications to the extent such qualifications pertain solely to changes in generally accepted accounting principles from those applied during earlier accounting periods, the implementation of which changes is reflected in the financial statements accompanying such certification) by PricewaterhouseCoopers LLP or by other independent certified public accountants satisfactory to the Agent, together with a written statement from such accountants to the effect that they have read a copy of this Credit Agreement, and that, in making the examination necessary to said certification, they have obtained no knowledge of any Default or Event of Default as it relates to any financial covenants, or, if such accountants shall have obtained knowledge of any then existing Default or Event of Default, they shall disclose in such statement any such Default or Event of Default; provided that such accountants shall not be liable to the Banks for failure to obtain knowledge of any Default or Event of Default;

            (b) as soon as practicable, but in any event not later than forty-five (45) days after the end of each of the fiscal quarters of the Company, copies of the unaudited consolidated balance sheet of the Company and its Subsidiaries and the unaudited consolidating balance sheet of the Company and its Subsidiaries, each as at the end of such quarter, and the related consolidated statement of income and consolidated statement of cash flow and consolidating statement of income and consolidating statement of cash flow for the portion of the Company's fiscal year then elapsed, all in reasonable detail and prepared in accordance with generally accepted accounting principles, together with a certification by the principal financial or accounting officer of the Company that the information contained in such financial statements fairly presents the financial position of the Company and its Subsidiaries on the date thereof (subject to year-end adjustments);

            (c) simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, a statement certified by the principal financial or accounting officer of the Company in substantially the form of Exhibit D hereto (the "Compliance Certificate") and setting forth in reasonable detail computations evidencing compliance with the covenants contained in ss.12 and (if applicable) reconciliations to reflect changes in generally accepted accounting principles since the Balance Sheet Date;

            (d) contemporaneously with the filing or mailing thereof, copies of all material of a financial nature filed with the Securities and Exchange Commission or sent to the stockholders of any of the Borrowers;

            (e) within fifteen (15) days after the end of each fiscal quarter or at such earlier time as the Agent may reasonably request, a Borrowing Base Report setting forth the Borrowing Base as at the end of such fiscal quarter or other date so requested by the Agent;

            (f) within fifteen (15) days after the end of each fiscal quarter, an Accounts Receivable aging report;

            (g) by not later than thirty (30) days prior to the end of any fiscal year, the annual projections of the Borrowers for the next fiscal year, and upon the request of the Agent or any Bank, any quarterly projections of the Company and its Subsidiaries prepared by the Company for the next fiscal quarter; and

            (h) from time to time such other financial data and information (including accountants, management letters) as the Agent or any Bank may reasonably request.

            10.5. Notices.

            10.5.1. Defaults. The Company covenants that it will, and will cause each of its Subsidiaries to, promptly notify the Agent and each of the Banks in writing of the occurrence of any Default or Event of Default. If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting an Event of Default) under this Credit Agreement or any other note, evidence of indebtedness, indenture or other obligation to which or with respect to which any of the Borrowers or any of their Subsidiaries is a party or obligor, whether as principal, guarantor, surety or otherwise, such Borrower shall forthwith give written notice thereof to the Agent and each of the Banks, describing the notice or action and the nature of the claimed default.

            10.5.2. Environmental Events. The Company covenants that it will, and will cause each of its Subsidiaries to, promptly give notice to the Agent and each of the Banks (a) of any violation of any Environmental Law that the Company or any of its Subsidiaries reports in writing or is reportable by such Person in writing (or for which any written report supplemental to any oral report is made) to any federal, state, local or foreign environmental agency and (b) upon becoming aware thereof, of any inquiry, proceeding, investigation, or other action, including a notice from any agency of potential environmental liability, of any federal, state, local or foreign environmental agency or board, that has the potential to materially affect the assets, liabilities, financial conditions or operations of the Company and its Subsidiaries taken as a whole or the Agent's security interests pursuant to the Security Documents.

            10.5.3. Notification of Claim against Collateral. The Company will, and will cause each of its Subsidiaries to, immediately upon becoming aware thereof, notify the Agent and in writing of any setoff, claims (including, with respect to the Real Estate, environmental claims), withholdings or other defenses to which any of the Collateral, or the Agent's rights with respect to the Collateral, are subject.

            10.5.4. Notice of Litigation and Judgments. The Company will, and will cause each of its Subsidiaries to, give notice to the Agent and in writing within fifteen (15) days of becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings affecting the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries is or becomes a party involving an uninsured claim against the Company or any of its Subsidiaries that could reasonably be expected to have a materially adverse effect on the Company or any of its Subsidiaries and stating the nature and status of such litigation or proceedings. The Company will, and will cause each of its Subsidiaries to, give notice to the Agent and each of the Banks, in writing, in form and detail satisfactory to the Agent, within ten (10) days of any judgment not covered by insurance, final or otherwise, against the Company or any of its Subsidiaries in an amount in excess of $250,000.

            10.6. Corporate Existence; Maintenance of Properties. Such Borrower will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate (or similar) existence, rights and franchises and those of its Subsidiaries and will not, and will not cause or permit any of its Subsidiaries to, convert to a limited liability company. Such Borrower (a) will cause all of its properties and those of its Subsidiaries used or useful in the conduct of its business or the business of its Subsidiaries to be maintained and kept in good condition, repair and working order (ordinary wear and tear excepted and damage by fire and other casualty which is fully covered by insurance excepted) and supplied with all necessary equipment, (b) will cause to be made all necessary repairs, renewals, betterments and improvements thereof, all as in the judgment of such Borrower may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, and (c) will, and will cause each of its Subsidiaries to, continue to engage primarily in the businesses now conducted by them and in related businesses; provided that nothing in this ss.10.6 shall prevent any Borrower from discontinuing the operation and maintenance of any of its properties or any of those of its Subsidiaries (unless such Subsidiary is a Borrower hereunder) if such discontinuance is, in the judgment of such Borrower, desirable in the conduct of its or their business.

            10.7. Insurance. Such Borrower will, and will cause each of its Subsidiaries to, maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas and in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent and in accordance with the terms of the Security Agreements.

            10.8. Taxes. Such Borrower will, and will cause each of its Subsidiaries to, duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments and other governmental charges imposed upon it and its real properties, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies that if unpaid might by law become a lien or charge upon any of its property; provided that any such tax, assessment, charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if such Borrower or such Subsidiary shall have set aside on its books adequate reserves with respect thereto; and provided further that such Borrower and each Subsidiary of such Borrower will pay all such taxes, assessments, charges, levies or claims forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor.

            10.9. Inspection of Properties and Books, etc.

            10.9.1. General. The Banks, through the Agent or any of the Banks' other designated representatives, may, following notice to such Borrower, visit and inspect any of the properties of such Borrower or any of its Subsidiaries, to examine the books of account of such Borrower and its Subsidiaries (and to make copies thereof and extracts therefrom), and to discuss the affairs, finances and accounts of such Borrower and its Subsidiaries with, and to be advised as to the same by, its and their officers, all at such reasonable times and intervals as the Agent or any Bank may reasonably request; provided, however, that such notice shall not be required if an Event of Default shall have occurred and be continuing.

            10.9.2. Collateral Reports. No more frequently than four times during each calendar year, or more frequently as determined by the Agent if an Event of Default shall have occurred and be continuing, upon the request of the Agent, the Company will obtain and deliver to the Agent, or, if the Agent so elects, will cooperate with the Agent in the Agent's obtaining, a report of an independent collateral auditor satisfactory to the Agent (which may be affiliated with one of the Banks) with respect to the Accounts Receivable and inventory components included in the Borrowing Base, which report shall indicate whether or not the information set forth in the Borrowing Base Report most recently delivered is accurate and complete in all material respects based upon a review by such auditors of the Accounts Receivable (including verification with respect to the amount, aging, identity and credit of the respective account debtors and the billing practices of the Company or its applicable Subsidiary) and inventory

      (including verification as to the value, location and respective types). All such collateral value reports shall be conducted and made at the expense of the Company.

            10.9.3. Appraisals. No more frequently than once each calendar year, or more frequently as determined by the Agent if an Event of Default shall have occurred and be continuing, upon the request of the Agent, the Company will obtain and deliver to the Agent appraisal reports in form and substance and from appraisers satisfactory to the Agent, stating (a) the then current fair market, orderly liquidation and forced liquidation values of all or any portion of the equipment or real estate owned by the Company or any of its Subsidiaries and (b) the then current business value of each of the Company and its Subsidiaries. All such appraisals shall be conducted and made at the expense of the Company.

            10.9.4. Communications with Accountants. The Agent and, if accompanied by the Agent, the Banks may, with the prior written consent of the Company (which consent shall not be unreasonably withheld), communicate directly with the Company's independent certified public accountants and such accountants may disclose to the Agent and the Banks any and all financial statements and other supporting financial documents and schedules including copies of any management letter with respect to the business, financial condition and other affairs of the Company or any of its Subsidiaries; provided, however, that the prior written consent of the Company shall not be required if an Event of Default shall have occurred and be continuing. At the request of the Agent, the Company shall deliver a letter addressed to such accountants instructing them to comply with the provisions of this ss.10.9.4.

            10.10. Compliance with Laws, Contracts, Licenses, and Permits. Such Borrower will, and will cause each of its Subsidiaries to, comply with (a) the applicable laws and regulations wherever its business is conducted, including all Environmental Laws, (b) the provisions of its charter (or similar formation) documents and by-laws, (c) all agreements and instruments by which it or any of its properties may be bound and (d) all applicable decrees, orders, and judgments. If any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that any Borrower or any of its Subsidiaries may fulfill any of its obligations hereunder or any of the other Loan Documents to which such Borrower or such Subsidiary is a party, such Borrower will, or (as the case may be) will cause such Subsidiary to, immediately take or cause to be taken all reasonable steps within the power of such Borrower or such Subsidiary to obtain such authorization, consent, approval, permit or license and furnish the Agent and the Banks with evidence thereof.

            10.11. Employee Benefit Plans. Such Borrower will (a) promptly upon filing the same with the Department of Labor or Internal Revenue Service, furnish to the Agent a copy of the most recent actuarial statement required to be submitted under ss.103(d) of ERISA and Annual Report, Form 5500, with all required attachments, in respect of each Guaranteed Pension Plan, (b) promptly upon receipt or dispatch, furnish to the Agent any notice, report or demand sent or received in respect of a Guaranteed Pension Plan under ss.ss.302, 4041, 4042, 4043, 4063, 4065, 4066 and 4068 of ERISA, or in
      respect of a Multiemployer Plan, under ss.ss.4041A, 4202, 4219, 4242, or 4245 of ERISA and (c) furnish to the Agent (at such time as such reports are prepared in order to comply with Applicable Pension Legislation) copies of all actuaries' reports in relation to the Employee Benefit Plans operated by them from time to time.

            10.12. Use of Proceeds. The Revolver Borrowers will use the proceeds of the Revolving Credit Loans solely to refinance existing Indebtedness of the Revolver Borrowers and for working capital and general corporate purposes, including funding acquisitions permitted to be made pursuant to ss.11.5.1. The Term Borrowers will use the proceeds of the Term Loan solely to finance all or any part of the Nicolet Acquisition and to finance all or any portion of the AutoDiagnos Acquisition. The Revolver Borrowers will obtain Letters of Credit solely for working capital and general corporate purposes.

            10.13. Further Assurances. Such Borrower will, and will cause each of its Subsidiaries to, cooperate with the Banks and the Agent and execute such further instruments and documents as the Banks or the Agent shall reasonably request to carry out to their satisfaction the transactions contemplated by this Credit Agreement and the other Loan Documents.

            10.14. Fair Labor Standards Act. Such Borrower will, and each of its Subsidiaries shall at all times operate its business in compliance with all material applicable provisions of the Fair Labor Standards Act of 1938, as amended, or other similar legislation in the jurisdiction in which such Borrower or any of its Subsidiaries operates ("Other Labor Regulations") as the case may be. None of the inventory of such Borrower or any of its Subsidiaries are or will be produced by employees of such Borrower or any of its Subsidiaries who are employed in violation of the applicable minimum wage or maximum hour provisions of the Fair Labor Standards Act (29 U.S.C. ss.ss.206 and 207) or any regulations promulgated thereunder or Other Labor Regulations, in each case, as in effect from time to time.

            10.15. Additional Subsidiaries. If, after the Closing Date, such Borrower or any of its Subsidiaries creates or acquires, either directly or indirectly, any Subsidiary, it will immediately notify the Agent and the Banks of such creation or acquisition, as the case may be, and provide the Agent and the Banks with an updated Schedule 9.18(a) and take all other action required by ss.10.16 hereof.

            10.16. New Guarantors. The Company will cause (a) each Domestic Subsidiary created, acquired or otherwise existing, on or after the Closing Date to immediately become a Guarantor and shall cause such Subsidiary to execute and deliver to the Agent, for the benefit of the Agent and the Banks, (i) a Guaranty, and (ii) further Security Documents or other instruments and documents as the

      Agent may require in order to grant to the Agent a first priority perfected security interest in such Domestic Subsidiary's assets, together with legal opinions in form and substance satisfactory to the Agent to be delivered to the Agent and the Banks opining as to authorization validity and enforceability of such Guaranty and Security Documents and (as to the applicable Security Documents) the perfection of such security interests; and (b) to the extent requested by the Agent and to the extent legally permissible, will cause each Foreign Subsidiary (other than AutoDiagnos) created, acquired or otherwise existing, on or after the Closing Date to immediately become a Guarantor and shall cause such Foreign Subsidiary to execute and deliver to the Agent, for the benefit of the Agent and the Banks, (i) a Guarantee and (ii) Security Documents or other instruments and documents as the Agent may require in order to grant to the Agent a first priority perfected security interest in such Foreign Subsidiary's assets, together with legal opinions in form and substance satisfactory to the Agent to be delivered to the Agent and the Banks opining as to authorization, validity and enforceability of such Guaranty and Security Documents and (as to the applicable Security Documents) the perfection of such security interests.

            10.17. Interest Rate Protection. The Company will, not later than ninety (90) days from the Closing Date, purchase an interest cap or swap or effect other interest rate protection arrangements for a minimum period and in an amount satisfactory to the Agent.

            10.18. Mitron UK. Holdings will, not later than ninety (90) days from the Closing Date, either (a) cause Mitron Europe Ltd. to be liquidated, dissolved or otherwise cease to legally exist, and provide the Agent with evidence of such event or (b) cause Mitron Europe Ltd. to become a Guarantor hereunder on such date and execute and deliver to the Agent all required Security Documents and legal opinions otherwise required by ss.10.16 hereof.

            10.19. AutoDiagnos. The Company will cause GenRad Sweden, in the event GenRad Sweden acquires less than one hundred percent (100%) of the outstanding capital stock of AutoDiagnos on the AutoDiagnos Acquisition Closing Date, to exercise its rights under Swedish law to compel the shareholders holding the remaining capital stock of AutoDiagnos to sell such capital stock to GenRad Sweden, and not later than sixty (60) days after the date on which GenRad Sweden owns one hundred percent (100%) of the capital stock of AutoDiagnos, the Company will cause GenRad Sweden to merge with and into AutoDiagnos with AutoDiagnos as the surviving entity and with AutoDiagnos simultaneously executing and delivering to the Agent an assumption agreement in form and substance satisfactory to the Agent pursuant to which AutoDiagnos assumes all of GenRad Sweden's obligations under the Loan Documents.

            10.20. GenRad Ireland. The Company will, no later than sixty (60) days from the Closing Date, cause Tavstock Limited to officially and properly change its name to GenRad Ireland.

                 11. CERTAIN NEGATIVE COVENANTS OF THE BORROWER.

      Each of the Borrowers (or the Company, when so specified) covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit, Collateral Instrument or Note is outstanding or any Bank has any obligation to make any Loans or the Agent has any obligations to issue, extend or renew any Letters of Credit:

            11.1. Restrictions on Indebtedness. Such Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than:

            (a) Indebtedness to the Banks and the Agent arising under any of the Loan Documents or any Interest Rate Agreement;

            (b) endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business;

            (c) obligations under Capitalized Leases not exceeding $2,000,000 in aggregate amount at any time outstanding;

            (d) Indebtedness incurred after the date hereof in connection with the acquisition of any real or personal property by such Borrower or such Subsidiary, provided that the aggregate principal amount of such Indebtedness of the Borrowers and their Subsidiaries shall not exceed the aggregate amount of $3,000,000 at any one time;

            (e) Indebtedness existing on the date hereof and listed and described on Schedule 11.1 hereto;

            (f) Indebtedness of the Company to any Subsidiary, and Indebtedness of any Borrowing Subsidiary or Foreign Subsidiary which is a Guarantor hereunder to another Borrowing Subsidiary or Foreign Subsidiary which is a Guarantor hereunder so long as the guarantee arrangements are not in any manner limited;

            (g) Indebtedness of the Company or any Domestic Subsidiary which is a Guarantor to any other Domestic Subsidiary which is a Guarantor or the Company so long as each such Domestic Subsidiary remains a Guarantor hereunder;

            (h) Indebtedness of a Foreign Subsidiary to the Company or a Domestic Subsidiary which is a Guarantor, provided (i) such Indebtedness is evidenced by an intercompany note which is payable on a demand basis;
      (ii) such note is endorsed and pledged to the Agent; and (iii) the aggregate principal amount of all Indebtedness outstanding under this ss.11.1(h) does not exceed $2,000,000 at any one time;

            (i) unsecured Indebtedness of the Company or any of its Subsidiaries not otherwise provided for in this ss.11.1 in an aggregate amount not to exceed $3,000,000; and

            (j) Indebtedness of GenRad Ireland to the Company arising out of the transfer of certain intellectual property from the Company to GenRad Ireland as set forth in ss.11.5.2, provided, (i) such Indebtedness is evidenced by an intercompany note which is payable on a demand basis; (ii) such note is endorsed and pledged to the Agent; and (iii) the aggregate principal amount of all Indebtedness outstanding under this ss.11.1(k) does not at any time exceed $12,000,000 less the amount of the Investment made in GenRad Ireland by the Company pursuant to ss.11.3(j).

            11.2. Restrictions on Liens. Such Borrower will not, and will not permit any of its Subsidiaries to, (a) create or incur or suffer to be created or incurred or to exist any lien, encumbrance, mortgage, pledge, charge, restriction or other security interest of any kind upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; (b) transfer any of such property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors; (c) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; (d) suffer to exist for a period of more than thirty (30) days after the same shall have been incurred any Indebtedness or claim or demand against it that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors; or (e) sell, assign, pledge or otherwise transfer any accounts, contract rights, general intangibles, chattel paper or instruments, with or without recourse; provided that such Borrower and its Subsidiary may create or incur or suffer to be created or incurred or to exist:

            (i) liens in favor of such Borrower on all or part of the assets of Subsidiaries of such Borrower securing Indebtedness owing by Subsidiaries of such Borrower to such Borrower;

            (ii) liens to secure taxes, assessments and other government charges in respect of obligations not overdue or liens on properties to secure claims for labor, material or supplies in respect of obligations not overdue;

            (iii) deposits or pledges made in connection with, or to secure payment of, workmen's compensation, unemployment insurance, old age pensions or other social security obligations;

            (iv) liens on properties in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which the applicable Borrower or such Subsidiary shall at the time and in good faith be prosecuting an appeal or proceeding for review and in respect of which a stay of execution shall have been obtained pending such appeal or review;

            (v) liens of carriers, warehousemen, mechanics and materialmen, and other like liens on properties in existence less than 120 days from the date of creation thereof in respect of obligations not overdue;

            (vi) encumbrances on Real Estate consisting of easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord's or lessor's liens under leases to which such Borrower or a Subsidiary of such Borrower is a party, and other minor liens or encumbrances none of which in the opinion of such Borrower interferes materially with the use of the property affected in the ordinary conduct of the business of such Borrower and its Subsidiaries, which defects do not individually or in the aggregate have a materially adverse effect on the business of such Borrower individually or of the Borrowers and their Subsidiaries on a consolidated basis;

            (vii) liens existing on the date hereof and listed on Schedule 11.2 hereto and liens granted to BankBoston, N.A. London Branch to secure the Indebtedness permitted by ss.11.1(i)(i);

            (viii) purchase money security interests in or purchase money mortgages on real or personal property acquired after the date hereof to secure purchase money Indebtedness of the type and amount permitted by ss.11.1(d), incurred in connection with the acquisition of such property, which security interests or mortgages cover only the real or personal property so acquired;

            (ix) liens on office equipment of the Company or any of its Subsidiaries existing on the Closing Date but not set forth on Schedule
      11.2 provided such liens do not secure Indebtedness in excess of $25,000 in the aggregate;

            (x) liens in respect of Capitalized Leases permitted pursuant to ss.11.1(c), provided, such liens cover only the personal property so acquired in such Capitalized Lease; and

            (xi) liens in favor of the Agent for the benefit of the Banks and the Agent under the Loan Documents.

            11.3. Restrictions on Investments. Such Borrower will not, and will not permit any of its Subsidiaries to, make or permit to exist or to remain outstanding any Investment except Investments in:

            (a) marketable direct or guaranteed obligations of the United States of America or any OECD country that mature within one (1) year from the date of purchase by such Borrower;

            (b) demand deposits, certificates of deposit, bankers acceptances and time deposits of United States banks having total assets in excess of $1,000,000,000 or banks organized under the laws any OECD country and having total assets in excess of $10,000,000,000;

            (c) securities commonly known as "commercial paper" issued by a corporation organized and existing under the laws of the United States of America or any state thereof or any OECD country that at the time of purchase have been rated and the ratings for which are not less than "P 1" if rated by Moody's Investors Services, Inc., and not less than "A 1" if rated by Standard and Poor's;

            (d) Investments existing on the date hereof and listed on Schedule
      11.3 hereto;

            (e) Investments with respect to Indebtedness permitted by ss.11.1(f), (g), (h) and (k) so long as (i) in the case of ss.11.1(f), (g) and (k), such entities remain Borrowers and/or Guarantors hereunder and remain Subsidiaries of the Company and (ii) such entities remain Subsidiaries of the Company;

            (f) Investments consisting of the guaranty arrangements provided for in ss.8 hereof or Investments the Company in any Domestic Subsidiary so long as such Domestic Subsidiary is a Guarantor hereunder;

            (g) Investments consisting of promissory notes received as proceeds of asset dispositions permitted by ss.11.5.2;

            (h) Investments made by the Agent on behalf of such Borrower, including, without limitation, Investments made in money market loan participant notes;

            (i) money market mutual funds provided (i) each such fund in which such Borrower or its Subsidiaries makes an Investment has assets of not less than $50,000,000; (ii) the proportional Investment in each such fund by such Borrower or such Subsidiary does not exceed five percent (5%) of the aggregate amount of all Investments in such fund, and (iii) the aggregate Investments in such funds by the Borrowers and their Subsidiaries does not exceed $10,000,000;

            (j) Investment by the Company in GenRad Ireland consisting of a capital contribution to GenRad Ireland consisting of not more than $6,000,000 in the aggregate of the intellectual property of GenRad, Inc. purchased in the Nicolet Acquisition; and

            provided, however, that, such Investments will be considered Investments permitted by this ss.11.3 only if all actions have been taken to the satisfaction of the Agent to provide to the Agent, for the benefit of the Banks and the Agent, a first priority perfected security interest in all of such Investments free of all encumbrances other than those permitted by ss.11.2.

            11.4. Restricted Payments. Neither the Company nor any Subsidiary will make any Restricted Payments; provided, however, so long as no Default or Event of Default has occurred and is continuing or would exist as a result thereof, (a) any Subsidiary of the Company shall be permitted to make Distributions to its parent or to the Company; (b) the Company shall be permitted to make regularly scheduled licensing payments to GenRad Ireland for the right to use certain intellectual property owned by GenRad Ireland; and (c) the Company shall be permitted to make Distributions in respect of stock repurchases in an aggregate amount not to exceed $15,000,000 in any fiscal year.

            11.5. Merger, Consolidation and Disposition of Assets.

            11.5.1. Mergers and Acquisitions. The Company will not, and will not permit any of its Subsidiaries to become a party to any merger or consolidation, or agree to or effect any asset acquisition or stock acquisition (other than the acquisition of assets in the ordinary course of business consistent with past practices) except so long as no Default or Event of Default has occurred and is continuing, (a) the merger or consolidation of one or more of the Subsidiaries of the Company with and into the Company; (b) the merger or consolidation of two or more Subsidiaries of the Company (provided, any Guarantor or Borrower involved in such merger shall be the survivor); (c) the Nicolet Acquisition; (d) the AutoDiagnos Acquisition (but only to the extent all other conditions to such acquisition contained herein have been satisfied); (e) the license of or acquisition by GenRad Ireland (i) within ninety (90) days of the Closing Date of certain of the intellectual property of the Company purchased by the Company in the Nicolet Acquisition for fair and reasonable value so long as (1) at the time of such license or acquisition by GenRad Ireland no Default or Event of Default has occurred and is continuing or would exist as a result thereof; (2) the fair market value of all such intellectual property transferred does not exceed, in the aggregate, $12,000,000; (3) not more than fifty percent of the consideration for such transfer shall be in the form of a capital contribution to GenRad Ireland (with the remaining portion being in the form of an intercompany loan as contemplated by ss.11.1(j)), and (4) GenRad Ireland takes all necessary actions so that immediately upon the consummation of such transfer, GenRad Ireland has granted to the Agent, for the benefit of the Agent and the Banks, a first priority perfected security interest in all such intellectual property to secure the Obligations of GenRad Ireland; and (ii) within ninety (90) days of the Closing Date of the AutoDiagnos Acquisition of certain of the intellectual property of GenRad Sweden purchased by GenRad Sweden in the AutoDiagnos Acquisition for fair and reasonable value so long as (1) at the time of such license or acquisition by GenRad Ireland no Default or Event of Default has occurred and is continuing or would exist as a result thereof;
      (2) the fair market value of all such intellectual property transferred does not exceed, in the aggregate, $15,000,000; (3) the consideration for such transfer shall be in the form of an intercompany loan as permitted by ss.11.1(f), and (4) GenRad Ireland takes all necessary actions so that immediately upon the consummation of such transfer, GenRad Ireland has granted to the Agent, for the benefit of the Agent and the Banks, a first priority perfected security interest in all such intellectual property to secure the Obligations of GenRad Ireland and (f) so long as the Company's Leverage Ratio on a pro forma basis immediately prior to and after giving effect to any acquisition is at a level which is at least 0.25 times less than the required financial covenant level in effect at the date of determination, other asset or stock acquisitions of Persons in the same or similar lines of business as the Company (each, a "Permitted Acquisition") provided:

            (1) the Company has provided the Agent with three (3) Business Days prior written notice of such Permitted Acquisition, which notice shall include a reasonably detailed description of such Permitted Acquisition and copies of all acquisition documents in connection therewith;

            (2) the Company has demonstrated to the satisfaction of the Agent, no less than three (3) Business Days prior to the consummation of such acquisition, based on a pro forma Compliance Certificate, compliance on a pro forma basis with ss.12 hereof both immediately prior to and after giving effect to such Permitted Acquisition;

            (3) the Company shall have demonstrated to the satisfaction of the Agent that the Person or business to be acquired has a positive EBITDA on a trailing twelve (12) month basis for the twelve (12) consecutive months most recently ended prior to the consummation of such acquisition (with any adjustments to EBITDA to be approved by the Agent);

            (4) no contingent obligations or liabilities will be incurred or assumed in connection with such Permitted Acquisition which could reasonably be expected to have a material adverse effect on the business, assets or financial condition of the Company and its Subsidiaries, and the business and assets so acquired shall be acquired by the Company or its Subsidiary, as the case may be, free and clear of all liens and all Indebtedness (other than Indebtedness permitted to be incurred pursuant to ss.11.1 hereof);

            (5) the business to be acquired would not subject the Agent or any Bank to any additional regulatory or third party approvals in connection with the excess of its rights and remedies under this Credit Agreement or any other Loan Document;

            (6) the board of directors and (if required by applicable law) the shareholders, or the equivalent thereof, of the business to be acquired has approved such acquisition and such Permitted Acquisition as otherwise considered "friendly";

            (7) if such acquisition is made by a merger, the Company shall be the surviving entity; and

            (8) the aggregate purchase price to be paid with any consideration other than the capital stock of the Company by the Company or any Subsidiary in connection with any such acquisition or series of related acquisitions, shall not exceed (a) $10,000,000 in the aggregate for any acquisition or series of related acquisitions and (b) $20,000,000 in the aggregate for all acquisitions consummated in any period of twelve (12) consecutive months;

            (9) the Company or such Subsidiary has taken or caused to be taken all action necessary pursuant to ss.7 and ss.10.16 hereof to grant the Agent a first priority perfected lien on all assets and stock to be acquired in connection with such Permitted Acquisition, and to the extent such acquisition is a stock acquisition, the Company or such Subsidiary, as the case may be, will own 80% of the capital stock and voting stock of the Person so acquired;

            (10) the Company and its Subsidiaries shall have complied with the provisions of ss.10.16;

            (11) the Company shall have provided the Agent with such other information as was reasonably requested by the Agent; and

            (12) the Company has delivered to the Agent a certificate of the chief financial officer of the Company to the effect that (A) the Company and its Subsidiaries, on a consolidated and consolidating basis, will be solvent upon the consummation of the Permitted Acquisition; (B) the pro forma Compliance Certificate fairly presents the financial condition of the Company and its Subsidiaries as of the date thereof and after giving effect to the Permitted Acquisition; and (C) no Default or Event of Default exists or would result after giving effect to the Permitted Acquisition.

            11.5.2. Disposition of Assets. The Company will not, and will not permit any of its Subsidiaries to, become a party to or agree to or effect any disposition of assets, other than (a) the disposition of assets in the ordinary course of business, consistent with past practices and the transfer by each of the Company and GenRad Sweden of the intellectual property acquired by the applicable Person in the Nicolet Acquisition and the AutoDiagnos Acquisition, as the case may be, to GenRad Ireland as set forth in ss.11.5.1(e) above; and (b) other Asset Sales, Net Cash Sale Proceeds of which are applied pursuant to the terms of ss.4.4; provided,
      (i) no Default or Event of Default has occurred and is continuing at the time of such sale; (ii) the fair market value of all assets sold in any fiscal year does not exceed, in the aggregate, $2,000,000; and (iii) the Person selling such asset receives 100% of the purchase price in cash; and
      (iv) the purchase price received by such Person is not less than the fair market value of the property being sold.

            11.6. Sale and Leaseback. Except as permitted by ss.11.5.2 hereof, the Company will not, and will not permit any of its Subsidiaries to, enter into any arrangement, directly or indirectly, whereby the Company or any of its Subsidiaries shall sell or transfer any property owned by it in order then or thereafter to lease such property or lease other property that the Company or any Subsidiary of the Company intends to use for substantially the same purpose as the property being sold or transferred.

            11.7. Compliance with Environmental Laws. Such Borrower will not, and will not permit any of its Subsidiaries to, (a) use any of its Real Estate or any portion thereof for the handling, processing, storage or disposal of Hazardous Substances, (b) cause or permit to be located on any of its Real Estate any underground tank or other underground storage receptacle for Hazardous Substances, (c) generate any Hazardous Substances on any of its Real Estate, (d) conduct any activity at its Real Estate or use its Real Estate in any manner so as to cause a release (i.e. releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping) or threatened release of Hazardous Substances on, upon or into its Real Estate or (e) otherwise conduct any activity at its Real Estate or use its Real Estate in any manner that would violate any Environmental Law or bring such Real Estate in violation of any Environmental Law.

            11.8. Employee Benefit Plans. Neither such Borrower nor any ERISA Affiliate will

            (a) engage in any "prohibited transaction" within the meaning of ss.406 of ERISA or ss.4975 of the Code which could result in a material liability for the Borrower or any of its Subsidiaries; or

            (b) permit any Guaranteed Pension Plan to incur an "accumulated funding deficiency", as such term is defined in ss.302 of ERISA, whether or not such deficiency is or may be waived; or

            (c) fail to contribute to any Guaranteed Pension Plan to an extent which, or terminate any Guaranteed Pension Plan in a manner which, could result in the imposition of a lien or encumbrance on the assets of such Borrower or any of its Subsidiaries pursuant to ss.302(f) or ss.4068 of ERISA; or

            (d) amend any Guaranteed Pension Plan in circumstances requiring the posting of security pursuant to ss.307 of ERISA or ss.401(a)(29) of the Code; or

            (e) permit or take any action which would result in the aggregate benefit liabilities (with the meaning of ss.4001 of ERISA) of all Guaranteed Pension Plans exceeding the value of the aggregate assets of such Plans, disregarding for this purpose the benefit liabilities and assets of any such Plan with assets in excess of benefit liabilities; or

            (f) take any action referred to in paragraphs (a) through (e) above that would violate any Applicable Pension Legislation.

            11.9. Fiscal Year. Neither the Company nor any of its Subsidiaries will change the date of the end of its respective fiscal years or financial years from that set forth in ss.9.20 hereof.

            11.10. Negative Pledges. Neither the Company nor any of its Subsidiaries will enter into any agreement (excluding this Credit Agreement and the Loan Documents) prohibiting the creation or assumption of any lien upon its properties, revenues or assets or those of any of its Subsidiaries, whether now owned or hereafter acquired, other than agreements with Persons prohibiting any such lien on assets in which such Person has a prior security interest which is permitted by ss.11.2.

            11.11. Transaction with Affiliates. The Company will not, nor will it permit any of its Subsidiaries to enter into, or cause, suffer or permit to exist (a) any arrangement or contract with any of its other Affiliates of a nature customarily entered into by Persons which are Affiliates of each other (including management and similar contracts or arrangements relating to the allocation of revenues, taxes and expenses or otherwise) requiring any payments to be made by such Borrower or any of its Subsidiaries to any Affiliate unless such arrangement is fair and equitable to such Borrower or such Subsidiary; or (b) any other transaction, arrangement, contract with any of their other Affiliates which would not be entered into by a prudent Person in the position of such Borrower or such Subsidiary with, or which is on terms which are less favorable than are obtainable from, any Person which is not one of its Affiliates.

            11.12. Upstream Limitations. The Company will not, nor will it permit any of its Subsidiaries to, enter into any agreement, contact or arrangement (other than the Credit Agreement and the other Loan Documents) restricting the ability of any Subsidiary to pay or make dividends or distributions in cash or kind, to make loans, advances or other payments of whatsoever nature or to make transfers or distributions of all or any part of its assets to the Company to any Subsidiary of such Subsidiary.

            11.13. Inconsistent Agreements. The Company will not nor will it permit any of its Subsidiaries to enter into any agreement containing any provision which would be violated or breached by the performance by the Company or such Subsidiary of its obligations hereunder or under any of the Loan Documents.

            11.14. Business Activities. The Company will not, and will not permit any of its Subsidiaries to, engage directly or indirectly (whether through Subsidiaries or otherwise) in any type of business other than the businesses conducted by them on the Closing Date and in related businesses.

            11.15 Modification of Documents and Charter Documents. The Company will not, nor will it permit any of its Subsidiaries to, consent to or agree to any amendment, supplement or other modification to the Nicolet Acquisition Documents, the AutoDiagnos Acquisition Documents or the Capitalization Documents without the prior written consent of the Agent unless such amendment, supplement or modification is immaterial and ministerial in nature and could not reasonably be expected to have any material adverse effect on the Agent's or the Bank's rights under the Loan Documents or the Company's or any of its Subsidiaries' obligations under the Loan Documents.

                    12. FINANCIAL COVENANTS OF THE BORROWER.

      The Company covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is outstanding or any Bank has any obligation to make any Loans or the Agent has any obligation to issue, extend or renew any Letters of Credit:

            12.1. Leverage Ratio. The Company will not, at any time during any period described in the table set forth below permit the Leverage Ratio for such period to exceed the ratio set forth opposite such period in such table:

      -------------------------------------------------------------------
                      Period                             Ratio
      -------------------------------------------------------------------
      Closing Date - July 1, 2000                      2.25:1.00
      -------------------------------------------------------------------
      July 2, 2000 - December 31, 2000                 2.00:1.00
      -------------------------------------------------------------------
      Any time thereafter                              1.75:1.00
      -------------------------------------------------------------------

               12.2. Quick Ratio. The Company will not, at any time during any period described in the table set forth below, permit the ratio of Consolidated Quick Assets to Consolidated Current Liabilities to be less than the ratio set forth opposite such period in such table:

      -------------------------------------------------------------------
                         Period                            Ratio
      -------------------------------------------------------------------

      Closing Date - July 1, 2000                        0.75:1.00
      -------------------------------------------------------------------
      Any time thereafter                                1.00:1.00
      -------------------------------------------------------------------

            12.3. Operating Cash Flow to Total Debt Service. The Company will not permit the ratio of Consolidated Operating Cash Flow to Consolidated Total Debt Service for any fiscal quarter ending during any period described in the table set forth below to be less than the ratio set forth opposite such period in such table:

                 Fiscal Quarter Ending                     Ratio
                 ---------------------                     -----

      Closing Date - July 1, 2000                        1.75:1.00
      Each fiscal quarter ending thereafter              2.00:1.00

            12.4. Minimum Operating Income. The Company will not, at the end of any fiscal quarter ending during any period described in the table set forth below, permit Consolidated Net Operating Income for the immediately preceding two fiscal quarters to be less than the amount set forth opposite such period in such table:

                 Fiscal Quarter Ending                       Amount
                 ---------------------                       ------

      April 1, 2000                                        $17,000,000
      July 1, 2000                                         $15,500,000
      September 30, 2000                                   $26,500,000
      December 30, 2000                                    $35,500,000
      Each fiscal quarter ending thereafter                $25,000,000

                             13. CLOSING CONDITIONS.

      The obligations of the Banks to make the initial Revolving Credit Loans and the Nicolet Term Loan and of the Agent to issue any initial Letters of Credit shall be subject to the satisfaction of the following conditions precedent on or prior to the Closing Date:

            13.1. Loan Documents, etc.

            13.1.1. Loan Documents. Each of the Loan Documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Banks. Each Bank shall have received a fully executed copy of each such document.

            13.1.2. Nicolet Acquisition Documents. Each of the Nicolet Acquisition Documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to the Banks. Each Bank shall have received a fully executed copy of each document.

            13.2. Certified Copies of Charter Documents. Each of the Banks shall have received from each of the Borrowers and each Guarantor a copy, certified by a duly authorized officer of such Person to be true and complete on the Closing Date, of each of (a) its charter or other incorporation documents as in effect on such date of certification, and
      (b) its by-laws as in effect on such date.

            13.3. Corporate Action. All corporate action necessary for the valid execution, delivery and performance by each of the Borrowers and the Guarantors of this Credit Agreement and the other Loan Documents to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Banks shall have been provided to each of the Banks.

            13.4. Incumbency Certificate. The Agent shall have received from each of the Borrowers and the Guarantors an incumbency certificate, dated as of the Closing Date, signed by a duly authorized officer or director of such Borrower and such Guarantor, and giving the name and bearing a specimen signature of each individual who shall be authorized: (a) to sign, in the name and on behalf of each of such Borrower, each of the Loan Documents to which such Borrower is or is to become a party; (b) in the case of a Borrower, to make Loan Requests and Conversion Requests and to apply for Letters of Credit; and (c) to give notices and to take other action on its behalf under the Loan Documents.

            13.5. Validity of Liens. The Security Documents shall be effective to create in favor of the Agent a legal, valid and enforceable first (except for Permitted Liens entitled to priority under applicable law) security interest in and lien upon the Collateral. All filings, recordings, deliveries of instruments and other actions necessary or desirable in the opinion of the Agent to protect and preserve such security interests shall have been duly effected. The Agent shall have received evidence thereof in form and substance satisfactory to the Agent.

            13.6. Perfection Certificates and UCC Search Results. The Agent shall have received from each of the Borrowers and Guarantors a completed and fully executed Perfection Certificate or "Collateral Certificate" and the results of UCC searches (and other similar searches in non-U.S. jurisdictions) with respect to the Collateral, indicating no liens other than Permitted Liens and otherwise in form and substance satisfactory to the Agent.

            13.7. Certificates of Insurance. The Agent shall have received (a) a certificate of insurance from an independent insurance broker dated as of the Closing Date, identifying insurers, types of insurance, insurance limits, and policy terms, and otherwise describing the insurance obtained in accordance with the provisions of the Loan Documents and (b) certified copies of all policies evidencing such insurance (or certificates therefore signed by the insurer or an agent authorized to bind the insurer).

            13.8. Borrowing Base Report. The Agent shall have received from the Company the initial Borrowing Base Report dated as of the Closing Date.

            13.9. Accounts Receivable Aging Report. The Agent shall have received from the Company the most recent Accounts Receivable aging report of the Company dated as of a date which shall be no more than fifteen (15) days prior to the Closing Date and the Company shall have notified the Agent in writing on the Closing Date of any material deviation from the Accounts Receivable values reflected in such Accounts Receivable aging report and shall have provided the

      Agent with such supplementary documentation as the Agent may reasonably request.

            13.10. Solvency Certificate. The Agent shall have received an officer's certificate of the Company dated as of the Closing Date as to the solvency of such the Company and its Subsidiaries following the consummation of the transactions contemplated herein and in form and substance satisfactory to the Banks.

            13.11. Opinion of Counsel. Each of the Banks and the Agent shall have received a favorable legal opinion addressed to the Banks and the Agent, dated as of the Closing Date, in form and substance satisfactory to the Banks and the Agent, from (a) Nutter, McClennen & Fish, LLP, counsel to the Company and the Domestic Subsidiaries which are Guarantors, (b) Addleshaw, Booth & Co., counsel to the UK Subsidiaries; and (c) Arthur Cox & Co., counsel to GenRad Ireland.

            13.12. Payment of Fees. The Company shall have paid to the Banks or the Agent, as appropriate, the fees pursuant to the Fee Letter.

            13.13. Satisfaction of Conditions of Nicolet Acquisition. The Agent shall have received evidence that all of the closing conditions in the Nicolet Acquisition Documents have been satisfied without recourse to any provision permitting the waiver by any party thereto of any condition, obligation, covenant or other requirement or the Agent shall have approved such waiver in writing, and that the Nicolet Acquisition has occurred. In addition, the Company shall have completed the Nicolet Acquisition pursuant to the terms of the Nicolet Acquisition Documents and otherwise on terms that are satisfactory to the Agent in all respects, including that the aggregate purchase price paid in connection with the Nicolet Acquisition shall not exceed, in the aggregate, $40,000,000 and any fees incurred in connection with the Nicolet Acquisition shall be in amounts acceptable to the Agent and the Banks.

            13.14. Consents and Approvals. The Agent shall have received evidence that all consents and approvals necessary to complete the Nicolet Acquisition and the transactions contemplated hereby have been obtained.

            13.15. No Material Adverse Change. The Banks shall be satisfied that there shall have occurred no material adverse change in the business, operations, assets, properties or condition (financial or otherwise) of the Borrowers, taken as a whole.

            13.16. Limitation on Drawdowns at Closing. The principal amount of all Revolving Credit Loans outstanding on the Closing Date shall not exceed $25,000,000 and the Revolver Borrowers have not less than $3,000,000 of availability to borrow Revolving Credit Loans.

            13.17. Closing Date Leverage Ratio. The Agent shall have received a certificate from the Company demonstrating that on the Closing Date the pro forma Leverage Ratio does not exceed 1.50 to 1.00.

            13.18. Minimum EBITDA. The Banks shall have received a certificate of an officer of the Company demonstrating that on the Closing Date the pro forma EBITDA on a trailing twelve (12) month basis for the twelve (12) months most recently ended shall not be less than $62,500,000.

                        14. CONDITIONS TO ALL BORROWINGS;
                      CONDITIONS TO AUTODIAGNOS TERM LOAN.

      The obligations of the Banks to make any Loan, including the Revolving Credit Loan and the Term Loans, and of the Agent to issue, extend or renew any Letter of Credit, in each case whether on or after the Closing Date and the obligations of the Banks to make the AutoDiagnos Term Loan, shall also be subject to the satisfaction of the following conditions precedent:

            14.1. Representations True; No Event of Default. Each of the representations and warranties of any of the Borrowers and their Subsidiaries contained in this Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Credit Agreement shall be true as of the date as of which they were made and shall also be true at and as of the time of the making of such Loan or the issuance, extension or renewal of such Letter of Credit, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or permitted by this Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default shall have occurred and be continuing.

            14.2. No Legal Impediment. No change shall have occurred in any law or regulations thereunder or interpretations thereof that in the reasonable opinion of any Bank would make it illegal for such Bank to make such Loan or to participate in the issuance, extension or renewal of such Letter of Credit or in the reasonable opinion of the Agent would make it illegal for the Agent to issue, extend or renew such Letter of Credit.

            14.3. Governmental Regulation. Each Bank shall have received such statements in substance and form reasonably satisfactory to such Bank as such Bank shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.

            14.4. Proceedings and Documents. All proceedings in connection with the transactions contemplated by this Credit Agreement, the other Loan

      Documents and all other documents incident thereto shall be satisfactory in substance and in form to the Banks and to the Agent and the Agent's Special Counsel, and the Banks, the Agent and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Agent may reasonably request.

            14.5. Borrowing Base Report. The Agent shall have received the most recent Borrowing Base Report required to be delivered to the Agent in accordance with ss.10.4(f) and, if requested by the Agent, a Borrowing Base Report dated within five (5) days of the Drawdown Date of such Revolving Credit Loan or of the date of issuance, extension or renewal of such Letter of Credit; provided that this ss.14.5 shall not be a condition precedent to the AutoDiagnos Term Loan.

            14.6. Exchange Limitations. There exists no reason whatsoever, including without limitation, by reason of the application of any so-called "currency exchange" laws or regulations (as in effect at the time of any proposed borrowing hereunder) which could reasonably be expected to interfere with any Borrower satisfying any of its Obligations hereunder in full at such time as such Obligations become due and payable pursuant to the terms hereof.

            14.7. Conditions for AutoDiagnos Term Loan.

            14.7.1. GenRad Sweden: Incorporation; Good Standing. The Agent shall have received evidence satisfactory in form and substance to the Agent that GenRad Sweden is a corporation (or similar business entity) duly organized, validly existing and in good standing under the laws of Sweden.

            14.7.2. Election Request. The Agent shall have received a duly executed election request from GenRad Sweden and the Company evidencing GenRad Sweden's election to become a Borrowing Subsidiary hereunder.

            14.7.3. Drawing Period. The Agent shall have received a request from GenRad Sweden to make the AutoDiagnos Term Loan on or prior to May 1, 2000, and all the conditions precedent to making such loan shall have been satisfied by not later than May 1, 2000. To the extent GenRad Sweden has not satisfied the conditions to the making of such AutoDiagnos Term Loan (and requested such loan be made) by May 1, 2000, the Banks shall have no obligation to make such Loan.

            14.7.4. No Default. No Default or Event of Default shall have occurred and be continuing, and all other conditions to the making of any Loans hereunder have been satisfied.

            14.7.5. Satisfaction of Conditions of AutoDiagnos Acquisition. The Agent shall have received (a) a consolidated balance sheet and a consolidated statement of income and cash flow of AutoDiagnos for each of the fiscal years 1997, 1998 and 1999 (each such statement having been accurately and completely translated into English), (b) a report, satisfactory in form and substance to the Agent, from PricewaterhouseCoopers LLP as to historical financial statements of AutoDiagnos as well as the projections prepared by AutoDiagnos and all relevant work papers prepared in connection therewith,
      (c) written certification from the Company that since the Balance Sheet Date there has occurred no material adverse change in the financial condition or business of AutoDiagnos as shown on the most recent financial statements delivered to the Company by AutoDiagnos and (d) evidence that all of the closing conditions in the AutoDiagnos Acquisition Documents have been satisfied without recourse to any provision permitting the waiver by any party thereto of any condition, obligation, covenant or other requirement and the AutoDiagnos Acquisition has occurred. In addition, GenRad Sweden shall have completed the AutoDiagnos Acquisition pursuant to the terms of the AutoDiagnos Acquisition Documents and other wise on terms that are reasonably satisfactory to the Agent in all respects, including that GenRad Sweden shall have acquired at least ninety percent (90%) of the outstanding capital stock of AutoDiagnos on the AutoDiagnos Acquisition Closing Date and that the aggregate purchase price paid in connection with the AutoDiagnos Acquisition shall not exceed, in the aggregate, $30,000,000 and any fees incurred in connection with the AutoDiagnos Acquisition shall be in amounts acceptable to the Agent and the Banks.

            14.7.6. Consents and Approvals. The Agent shall have received evidence that all consents and approvals necessary to complete the AutoDiagnos Acquisition and the transactions contemplated hereby have been obtained.

            14.7.7. Legal Opinion. Each of the Banks and the Agent shall have received a favorable legal opinion addressed to the Banks and the Agent, dated as of the AutoDiagnos Acquisition Closing Date, in form and substance satisfactory to the Banks and the Agent, from PricewaterhouseCoopers or such other counsel to the Company in the AutoDiagnos Acquisition.

            14.7.8. Term Notes. Each Bank shall have received a duly executed and delivered Term Note from GenRad Sweden in the amount of its Commitment Percentage of the principal amount of the AutoDiagnos Term Loan.

                    15. EVENTS OF DEFAULT; ACCELERATION; ETC.

            15.1. Events of Default and Acceleration. If any of the following events ("Events of Default" or, if the giving of notice or the lapse of time or both is required, then, prior to such notice or lapse of time, "Defaults") shall occur:

            (a) any of the Borrowers shall fail to pay any principal of the Loans or any Reimbursement Obligation or any amounts on the Overdraft Facility when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

            (b) any of the Borrowers shall fail to pay any interest on the Loans, the Commitment Fee, any Letter of Credit Fee, the Agent's fee, or other sums due hereunder or under any of the other Loan Documents, when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

            (c) any of the Borrowers shall fail to comply with any of its covenants contained in ss.ss.8, 10.1, 10.2, 10.4, 10.5.1, 10.5.3, 10.7,
      10.9, 10.12, 10.13, 10.15, 10.16, 10.17, 10.18, 11 or 12;

            (d) any Borrower or any of its Subsidiaries shall fail to perform any term, covenant or agreement contained herein or in any of the other Loan Documents (other than those specified elsewhere in this ss.15.1) for fifteen (15) days after written notice of such failure has been given to the Company by the Agent;

            (e) any representation or warranty of any Borrower or any of its Subsidiaries in this Credit Agreement or any of the other Loan Documents or in any other document or instrument delivered pursuant to or in connection with this Credit Agreement shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated;

            (f) any Borrower or any of its Subsidiaries shall fail to pay at maturity, or within any applicable period of grace, any obligation for borrowed money or credit received or in respect of any Capitalized Leases in an aggregate amount in excess of $1,000,000, or fail to observe or perform any material term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing borrowed money or credit received or in respect of any Capitalized Leases for such period of time as would permit (assuming the giving of appropriate notice if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof, or any such holder or holders shall rescind or shall have a right to rescind the purchase of any such obligations;

            (g) any Borrower or any of its Subsidiaries shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator, examiner or receiver of any Borrower or any of its Subsidiaries or of any substantial part of the assets of any Borrower or any of its Subsidiaries or shall commence any case or other proceeding relating to any Borrower or any of its Subsidiaries under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution, examinership or liquidation or similar law of any jurisdiction, now or hereafter in effect, or any Insolvency Event shall occur, or any Borrower or any of its Subsidiaries shall take any action to authorize or in furtherance of any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against any Borrower or any of its

      Subsidiaries and any Borrower or any of its Subsidiaries shall indicate its approval thereof, consent thereto or acquiescence therein or such petition or application shall not have been dismissed within forty-five
      (45) days following the filing thereof;

            (h) a decree or order is entered appointing any such trustee, custodian, liquidator or receiver or adjudicating any Borrower or any of its Subsidiaries bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of any Borrower or any Subsidiary of any Borrower in an involuntary case under federal bankruptcy laws as now or hereafter constituted;

            (i) there shall remain in force, undischarged, unsatisfied and unstayed, for more than thirty days, whether or not consecutive, any final judgment against the Borrower or any of its Subsidiaries that, with other outstanding final judgments, undischarged, against the Borrower or any of its Subsidiaries exceeds in the aggregate $1,000,000.

            (j) if any of the Loan Documents shall be cancelled, terminated, revoked or rescinded or the Agent's security interests, mortgages or liens in a substantial portion of the Collateral shall cease to be perfected, or shall cease to have the priority contemplated by the Security Documents, in each case otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Banks, or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of any Borrower or any of its Subsidiaries party thereto or any of their respective stockholders, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

            (k) any Borrower or any ERISA Affiliate incurs any liability to the PBGC or a Guaranteed Pension Plan pursuant to Title IV of ERISA in an aggregate amount exceeding $1,000,000, or any Borrower or any ERISA Affiliate is assessed withdrawal liability pursuant to Title IV of ERISA by a Multiemployer Plan requiring aggregate annual payments exceeding $1,000,000, or any of the following occurs with respect to a Guaranteed Pension Plan: (i) an ERISA Reportable Event, or a failure to make a required installment or other payment (within the meaning of ss.302(f)(1) of ERISA), provided that the Agent determines in its reasonable discretion that such event (A) could be expected to result in liability of the Borrower or any of its Subsidiaries to the PBGC or such Guaranteed Pension Plan in an aggregate amount exceeding $1,000,000 and (B) could constitute grounds for the termination of such Guaranteed Pension Plan by the PBGC, for the appointment by the appropriate United States District Court of a trustee to administer such Guaranteed Pension Plan or for the imposition of a lien in favor of such Guaranteed Pension Plan; or (ii) the appointment by a

      United States District Court of a trustee to administer such Guaranteed Pension Plan; or (iii) the institution by the PBGC of proceedings to terminate such Guaranteed Pension Plan;

            (l) any Borrower or any of its Subsidiaries shall be enjoined, restrained or in any way prevented by the order of any court or any administrative or regulatory agency from conducting any material part of its business and such order shall continue in effect for more than thirty
      (30) days;

            (m) there shall occur any material damage to, or loss, theft or destruction of, any Collateral, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty, which in any such case causes, for more than fifteen
      (15) consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of any Borrower or any of its Subsidiaries if such event or circumstance is not covered by business interruption insurance and would have a material adverse effect on the business or financial condition of such Borrower or such Subsidiary;

            (n) there shall occur the loss, suspension or revocation of, or failure to renew, any license or permit now held or hereafter acquired by any Borrower or any of its Subsidiaries if such loss, suspension, revocation or failure to renew would have a material adverse effect on the business or financial condition of such Borrower or such Subsidiary;

            (o) any Borrower or any of its Subsidiaries shall be indicted for a state or federal crime, or any civil or criminal action shall otherwise have been brought or threatened against such Borrower or any of its Subsidiaries, a punishment for which in any such case could include the forfeiture of any assets of such Borrower or such Subsidiary included in the Borrowing Base or any assets of such Borrower or such Subsidiary not included in the Borrowing Base but having a fair market value in excess of $1,000,000; or

            (p) the Company shall at any time, legally or beneficially own less than one hundred percent (100%) of the capital stock of Holdings, GenRad Ireland, and any Domestic Subsidiary which is a Guarantor, and, after the AutoDiagnos Acquisition has been consummated, AutoDiagnos, as adjusted pursuant to any stock split, stock dividend or recapitalization or reclassification of the capital of each such other Person; or Holdings shall at any time, legally or beneficially own less than one hundred percent (100%) of the capital stock of the other UK Borrowers, as adjusted pursuant to any stock split, stock dividend or recapitalization or reclassification of the capital stock of each such other UK Borrower; or

            (q) any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the

      Securities and Exchange Commission under said Act) of twenty percent (20%) or more of the outstanding shares of common stock of the Company; or, during any period of twelve consecutive calendar months, individuals who were directors of the Company on the first day of such period shall cease to constitute a majority of the board of directors of the Company;

      then, and in any such event, so long as the same may be continuing, the Agent may, and upon the request of the Majority Banks shall, by notice in writing to the Company declare all amounts owing with respect to this Credit Agreement, the Notes and the other Loan Documents and all Reimbursement Obligations to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers; provided that in the event of any Event of Default specified in ss.ss.15.1(g) or 15.1(h), all such amounts shall become immediately due and payable automatically and without any requirement of notice from the Agent or any Bank.

            15.2. Termination of Commitments. If any one or more of the Events of Default specified in ss.15.1(g) or ss.15.1(h) shall occur, any unused portion of the credit hereunder shall forthwith terminate and each of the Banks shall be relieved of all further obligations to make Loans to the Borrowers and the Agent shall be relieved of all further obligations to issue, extend or renew Letters of Credit. If any other Event of Default shall have occurred and be continuing, or if on any Drawdown Date or other date for issuing, extending or renewing any Letter of Credit the conditions precedent to the making of the Loans to be made on such Drawdown Date or (as the case may be) to issuing, extending or renewing such Letter of Credit on such other date are not satisfied, the Agent may and, upon the request of the Majority Banks, shall, by notice to the Company, terminate the unused portion of the credit hereunder, and upon such notice being given such unused portion of the credit hereunder shall terminate immediately and each of the Banks shall be relieved of all further obligations to make Loans and the Agent shall be relieved of all further obligations to issue, extend or renew Letters of Credit. No termination of the credit hereunder shall relieve the Borrower or any of its Subsidiaries of any of the Obligations.

            15.3. Remedies. In case any one or more of the Events of Default shall have occurred and be continuing, and whether or not the Banks shall have accelerated the maturity of the Loans pursuant to ss.15.1, each Bank, if owed any amount with respect to the Loans or the Reimbursement Obligations, may, with the consent of the Majority Banks but not otherwise, proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Credit Agreement and the other Loan Documents or any instrument pursuant to which the Obligations to such Bank are evidenced, including as permitted by applicable law the obtaining of the ex parte appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of such Bank. No remedy herein conferred upon any Bank or the Agent or the holder of any Note or purchaser of any Letter of Credit Participation is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

            15.4. Distribution of Collateral Proceeds. In the event that following the occurrence or during the continuance of any Default or Event of Default, the Agent or any Bank, as the case may be, receives any monies in connection with the enforcement of any of the Security Documents, or otherwise with respect to the realization upon any of the Collateral, such monies shall be distributed for application as follows:

            (a) First, to the payment of, or (as the case may be) the reimbursement of the Agent for or in respect of all reasonable costs, expenses, disbursements and losses which shall have been incurred or sustained by the Agent in connection with the collection of such monies by the Agent, for the exercise, protection or enforcement by the Agent of all or any of the rights, remedies, powers and privileges of the Agent under this Credit Agreement or any of the other Loan Documents or in respect of the Collateral or in support of any provision of adequate indemnity to the Agent against any taxes or liens which by law shall have, or may have, priority over the rights of the Agent to such monies;

            (b) Second, to all other Obligations in such order or preference as the Majority Banks may determine; provided, however, that (i) distributions shall be made (A) pari passu among Obligations with respect to the Agent's fee payable pursuant to ss.6.2 and all other Obligations and (B) with respect to each type of Obligation owing to the Banks, such as interest, principal, fees and expenses, among the Banks pro rata, and
      (ii) the Agent may in its discretion make proper allowance to take into account any Obligations not then due and payable;

            (c) Third, upon payment and satisfaction in full or other provisions for payment in full satisfactory to the Banks and the Agent of all of the Obligations, to the payment of any obligations required to be paid pursuant to ss.9-504(1)(c) of the Uniform Commercial Code of the Commonwealth of Massachusetts; and

            (d) Fourth, the excess, if any, shall be returned to the Company or to such other Persons as are entitled thereto.

            15.5. Exchange Rate. If, for the purpose of obtaining judgment in any court or obtaining an order enforcing a judgment, it becomes necessary to convert any amount due under this Credit Agreement in Dollars or in any other currency (hereinafter in this ss.15.5 called the "first currency") into any other currency (hereinafter in this ss.15.5 called the "second currency"), then the conversion shall be made at the Agent's spot rate of exchange for buying the first currency with the second currency prevailing at the Agent's close of business on the Business Day next preceding the day on which the judgment is given or (as the case may be) the order is made. Any payment made to the Agent or any Bank pursuant to this Credit Agreement in the second currency shall constitute a discharge of the obligations of the respective Borrower to pay to the Agent and the Banks any amount originally due to the Agent and the Banks in the first currency under this Credit Agreement only to the extent of the amount of the first currency which the Agent and each of the Banks is able, on the date of the receipt by it of such payment in any second currency, to purchase, in accordance with the Agent's and such Bank's normal banking procedures, with the amount of such second currency so received. If the amount of the first currency falls short of the amount originally due to the Agent and the Banks in the first currency under this Credit Agreement, the Borrowers hereby agree that they will indemnify the Agent and each of the Banks against and save the Agent and each of the Banks harmless from any shortfall so arising. This indemnity shall constitute an obligation of each such Borrower separate and independent from the other obligations contained in this Credit Agreement, shall give rise to a separate and independent cause of action and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum or sums in respect of amounts due to the Agent or any Bank under this Credit
Agreement or under any such judgment or order. Any such shortfall shall be deemed to constitute a loss suffered by the Agent and each such Bank, as the case may be, and the Borrowers shall not be entitled to require any proof or evidence of any actual loss. The covenant contained in this ss.15.5 shall survive the payment in full of all of the other obligations of the Borrowers under this Credit Agreement.

                                   16. SETOFF.

      Regardless of the adequacy of any collateral, during the continuance of any Event of Default, any deposits or other sums credited by or due from any of the Banks to any Borrower and any securities or other property of any Borrower in the possession of such Bank may be applied to or set off by such Bank against the payment of Obligations and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of any Borrower to such Bank. Each of the Banks agrees with each other Bank that (a) if an amount to be set off is to be applied to Indebtedness of any Borrower to such Bank, other than Indebtedness evidenced by the Notes held by such Bank or constituting Reimbursement Obligations owed to such Bank, such amount shall be applied ratably to such other Indebtedness and to the Indebtedness evidenced by all such Notes held by such Bank or constituting Reimbursement Obligations owed to such Bank, and (b) if such Bank shall receive from any Borrower, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross action, enforcement of the claim evidenced by the Notes held by, or constituting Reimbursement Obligations owed to, such Bank by proceedings against the Borrower at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the Note or Notes held by, or Reimbursement Obligations owed to, such Bank any amount in excess of its ratable portion of the payments received by all of the Banks with respect to the Notes held by, and Reimbursement Obligations owed to, all of the Banks, such Bank will make such disposition and arrangements with the other Banks with respect to such excess, either by way of distribution, pro tanto assignment of claims, subrogation or otherwise as shall result in each Bank receiving in respect of the Notes held by it or Reimbursement Obligations owed it, its proportionate payment as contemplated by this Credit Agreement; provided that if all or any part of such excess payment is thereafter recovered from such Bank, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

                                 17. THE AGENT.

            17.1. Authorization.

            (a) The Agent is authorized to take such action on behalf of each of the Banks and to exercise all such powers as are hereunder and under any of the other Loan Documents and any related documents delegated to the Agent, together with such powers as are reasonably incident thereto (and the Agent shall act as trustee of the security, rights and benefits constituted by the Loan Documents executed or to be executed by the Borrowers and the Agent hereby declares that it will hold such security and such rights and benefits in trust for the benefit of each Bank subject to the terms of these presents), provided that no duties or responsibilities not expressly assumed herein or therein shall be implied to have been assumed by the Agent.

            (b) The relationship between the Agent and each of the Banks is that of an independent contractor. The use of the term "Agent" is for convenience only and is used to describe, as a form of convention, the independent contractual relationship between the Agent and each of the Banks. Nothing contained in this Credit Agreement nor the other Loan Documents shall be construed to create an agency, trust or other fiduciary relationship between the Agent and any of the Banks, provided that the Agent shall act as security trustee pursuant to, and in accordance with, certain of the Security Documents governed by English and Irish law.

            (c) As an independent contractor empowered by the Banks to exercise certain rights and perform certain duties and responsibilities hereunder and under the other Loan Documents, the Agent is nevertheless a "representative" of the Banks, as that term is defined in Article 1 of the Uniform Commercial Code, for purposes of actions for the benefit of the Banks and the Agent with respect to all collateral security and guaranties contemplated by the Loan Documents. Such actions include the designation of the Agent as "secured party", "mortgagee" or the like on all financing statements and other documents and instruments, whether recorded or otherwise, relating to the attachment, perfection, priority or enforcement of any security interests, mortgages or deeds of trust in collateral security intended to secure the payment or performance of any of the Obligations, all for the benefit of the Banks and the Agent.

            17.2. Employees and Agents. The Agent may exercise its powers and execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Credit Agreement and the other Loan Documents. The Agent may utilize the services of such Persons as the Agent in its sole discretion may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Company.

            17.3. No Liability. Neither the Agent nor any of its shareholders, directors, officers or employees nor any other Person assisting them in their duties nor any agent or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Agent or such other Person, as the case may be, may be liable for losses due to its willful misconduct or gross negligence.

            17.4. No Representations.

            17.4.1. General. The Agent shall not be responsible for the execution or validity or enforceability of this Credit Agreement, the Notes, the Letters of Credit, any of the other Loan Documents or any instrument at any time constituting, or intended to constitute, collateral security for the Notes, or for the value of any such collateral security or for the validity, enforceability or collectability of any such amounts owing with respect to the Notes, or for any recitals or statements, warranties or representations made herein or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of the Borrowers or any of their Subsidiaries, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or in any instrument at any time constituting, or intended to constitute, collateral security for the Notes or to inspect any of the properties, books or records of the Borrowers or any of its Subsidiaries. The Agent shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by the Borrowers or any holder of any of the Notes shall have been duly authorized or is true, accurate and complete. The Agent has not made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Banks, with respect to the credit worthiness or financial conditions of the Borrowers or any of their Subsidiaries. Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Credit Agreement.

            17.5. Payments.

            17.5.1. Payments to Agent. A payment by any Borrower to the Agent hereunder or any of the other Loan Documents for the account of any Bank shall constitute a payment to such Bank. The Agent agrees promptly to distribute to each Bank such Bank's pro rata share of payments received by the Agent for the account of the Banks except as otherwise expressly provided herein or in any of the other Loan Documents.

            17.5.2. Distribution by Agent. If in the good faith opinion of the Agent the distribution of any amount received by it in such capacity hereunder, under the Notes or under any of the other Loan Documents might involve it in liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

            17.5.3. Delinquent Banks. Notwithstanding anything to the contrary contained in this Credit Agreement or any of the other Loan Documents, any Bank that fails (a) to make available to the Agent its pro rata share of any Loan or to purchase any Letter of Credit Participation or (b) to comply with the provisions of ss.16 with respect to making dispositions and arrangements with the other Banks, where such Bank's share of any payment received, whether by setoff or otherwise, is in excess of its pro rata share of such payments due and payable to all of the Banks, in each case as, when and to the full extent required by the provisions of this Credit Agreement, shall be deemed delinquent (a "Delinquent Bank") and shall be deemed a Delinquent Bank until such time as such delinquency is satisfied. A Delinquent Bank shall be deemed to have assigned any and all payments due to it from any Borrower, whether on account of outstanding Loans, Unpaid Reimbursement Obligations, interest, fees or otherwise, to the remaining nondelinquent Banks for application to, and reduction of, their respective pro rata shares of all outstanding Loans and Unpaid Reimbursement Obligations. The Delinquent Bank hereby authorizes the Agent to distribute such payments to the nondelinquent Banks in proportion to their respective pro rata shares of all outstanding Loans and Unpaid Reimbursement Obligations. A Delinquent Bank shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Loans and Unpaid Reimbursement Obligations of the nondelinquent Banks, the Banks' respective pro rata shares of all outstanding Loans and Unpaid Reimbursement Obligations have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

            17.6. Holders of Notes. The Agent may deem and treat the payee of any Note or the purchaser of any Letter of Credit Participation as the absolute owner or purchaser thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder, assignee or transferee.

            17.7. Indemnity. The Banks ratably agree hereby to indemnify and hold harmless the Agent and its affiliates from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which the Agent or such affiliate has not been reimbursed by the Borrower as required by ss.18), and liabilities of every nature and character arising out of or related to this Credit Agreement, the Notes, or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or the Agent's actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by the Agent's willful misconduct or gross negligence. In the event, subsequent to receiving any payments by any Bank hereunder, the Agent receives any payment by the Borrower resulting from the Borrower's indemnity obligations arising pursuant to ss.18 hereof for any claims, actions, suits, losses, damages, costs, expenses or liabilities arising out of or related to this Credit Agreement and any of the other Loan Documents and the result of such subsequent payment would cause the Agent to receive a payment in an amount which exceeds its claims, actions, suits, losses, damages, costs, expenses or liabilities then the Agent shall refund to the Banks which have funded any such payments hereunder, on a pro rata basis based on the amount so funded by each Bank, the amount of such excess. The parties hereto hereby acknowledge and agree that any payment made by any Bank hereunder shall in no manner, effect the Borrowers' indemnification obligations pursuant to ss.18 hereof.

            17.8. Agent as Bank. In its individual capacity, Fleet shall have the same obligations and the same rights, powers and privileges in respect to its Commitment and the Loans made by it, and as the holder of any of the Notes and as the purchaser of any Letter of Credit Participations, as it would have were it not also the Agent.

            17.9. Resignation. The Agent may resign at any time by giving sixty
      (60) days prior written notice thereof to the Banks and the Borrowers. Upon any such resignation, the Majority Banks shall have the right to appoint a successor Agent. Unless a Default or Event of Default shall have occurred and be continuing, such successor Agent shall be reasonably acceptable to the Borrowers. If no successor Agent shall have been so appointed by the Majority Banks and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a financial institution having a rating of not less than A or its equivalent by Standard & Poor's Corporation. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation, the provisions of this Credit Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

            17.10. Notification of Defaults and Events of Default. Each Bank hereby agrees that, upon learning of the existence of a Default or an Event of Default, it shall promptly notify the Agent thereof. The Agent hereby agrees that upon receipt of any notice under this ss.17.10 it shall promptly notify the other Banks of the existence of such Default or Event of Default.

            17.11. Duties in the Case of Enforcement. In case one or more Events of Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, the Agent shall, if
      (a) so requested by the Majority Banks and (b) the Banks have provided to the Agent such additional indemnities and assurances against expenses and liabilities as the Agent may reasonably request, proceed to enforce the provisions of the Security Documents authorizing the sale or other disposition of all or any part of the Collateral and exercise all or any such other legal and equitable and other rights or remedies as it may have in respect of such Collateral. The Majority Banks may direct the Agent in writing as to the method and the extent of any such sale or other disposition, the Banks hereby agreeing to indemnify and hold the Agent, harmless from all liabilities incurred in respect of all actions taken or omitted in accordance with such directions, provided that the Agent need not comply with any such direction to the extent that the Agent reasonably believes the Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction.

                        18. EXPENSES AND INDEMNIFICATION.

            18.1. Expenses. The Borrowers agree to pay (a) the reasonable costs of producing and reproducing this Credit Agreement, the other Loan Documents and the other agreements and instruments mentioned herein, (b) any taxes (including any interest and penalties in respect thereto) payable by the Agent or any of the Banks (other than taxes based upon the Agent's or any Bank's net income) on or with respect to the transactions contemplated by this Credit Agreement (the Borrowers hereby agreeing to indemnify the Agent and each Bank with respect thereto), (c) the reasonable fees, expenses and disbursements of the Agent's Special Counsel or any local counsel to the Agent incurred in connection with the preparation, syndication, administration or interpretation of the Loan Documents and other instruments mentioned herein, each closing hereunder, any amendments, modifications, approvals, consents or waivers hereto or hereunder, or the cancellation of any Loan Document upon payment in full in cash of all of the Obligations or pursuant to any terms of such Loan Document for providing for such cancellation, (d) the fees, expenses and disbursements of the Agent or any of its affiliates incurred by the Agent or such affiliate in connection with the preparation, syndication, administration or interpretation of the Loan Documents and other instruments mentioned herein, including all title insurance premiums and surveyor, engineering and appraisal charges, (e) all reasonable out-of-pocket expenses (including without limitation reasonable attorneys' fees and costs, which attorneys may be employees of any Bank or the Agent, and reasonable consulting, accounting, appraisal, investment banking and similar professional fees and charges) incurred by any Bank or the Agent in connection with (i) the enforcement of or preservation of rights under any of the Loan Documents against the Borrower or any of its Subsidiaries or the administration thereof after the occurrence of a Default or Event of Default and (ii) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to any Bank's or the Agent's relationship with the Borrower or any of its Subsidiaries and (f) all reasonable fees, expenses and disbursements of any Bank or the Agent incurred in connection with UCC searches, UCC filings or mortgage recordings.

            18.2. Indemnification. Each of the Borrowers agrees to indemnify and hold harmless the Agent, its affiliates and the Banks from and against any and all claims, actions and suits whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of this Credit Agreement or any of the other Loan Documents or the transactions contemplated hereby including, without limitation, (a) any actual or proposed use by the Borrowers or any of their Subsidiaries of the proceeds of any of the Loans or Letters of Credit, (b) any actual or alleged infringement of any patent, copyright, trademark, service mark or similar right of the Borrower or any of its Subsidiaries comprised in the Collateral, (c) the Borrower or any of its Subsidiaries entering into or performing this Credit Agreement or any of the other Loan Documents or (d) with respect to the Borrower and its Subsidiaries and their respective properties and assets, the violation of any Environmental Law, the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release or threatened release of any Hazardous Substances or any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous Substances (including, but not limited to, claims with respect to wrongful death, personal injury or damage to property), in each case including, without limitation, the reasonable fees and disbursements of counsel and allocated costs of internal counsel incurred in connection with any such investigation, litigation or other proceeding. In litigation, or the preparation therefor, the Banks and the Agent and its affiliates shall be entitled to select their own counsel and, in addition to the foregoing indemnity, the Borrowers agree to pay promptly the reasonable fees and expenses of such counsel. If, and to the extent that the obligations of the Borrowers under this ss.18.2 are unenforceable for any reason, the Borrowers hereby agree to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law.

            18.3. Survival. The covenants contained in this ss.18 shall survive payment or satisfaction in full of all other Obligations.

                         19. SURVIVAL OF COVENANTS, ETC.

      All covenants, agreements, representations and warranties made herein, in the Notes, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of the Borrowers or any of their Subsidiaries pursuant hereto shall be deemed to have been relied upon by the Banks and the Agent, notwithstanding any investigation heretofore or hereafter made by any of them, and shall survive the making by the Banks of any of the Loans and the issuance, extension or renewal of any Letters of Credit, as herein contemplated, and shall continue in full force and effect so long as any Letter of Credit or any amount due under this Credit Agreement or the Notes or any of the other Loan Documents remains outstanding or any Bank has any obligation to make any Loans or the Agent has any obligation to issue, extend or renew any Letter of Credit, and for such further time as may be otherwise expressly specified in this Credit Agreement. All statements contained in any certificate or other paper delivered to any Bank or the Agent at any time by or on behalf of any Borrower or any of its Subsidiaries pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by such Borrower or such Subsidiary hereunder.

                        20. ASSIGNMENT AND PARTICIPATION.

            20.1. Conditions to Assignment by Banks. Except as provided herein, each Bank may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Credit Agreement (including all or a portion of its Revolving Credit Commitment Percentage and Revolving Credit Commitment and/or its Term Loan Commitment Percentage and Term Loan Commitment, and the same portion of the Loans at the time owing to it, the Notes held by it and its participating interest in the risk relating to any Letters of Credit); provided that (a) unless such assignment is to another Bank or to an affiliate of the transfer Bank, each of the Agent and, unless a Default or Event of Default shall have occurred and be continuing, the Company shall have given its prior written consent to such assignment, which consent will not be unreasonably withheld, (b) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Bank's rights and obligations under this Credit Agreement, (c) each assignment shall be in an amount that is a whole multiple of $1,000,000 if such assignment is less than the assigning Bank's Commitment or Term Loan Commitment and (d) the parties to such assignment shall execute and deliver to the Agent, for recording in the Register (as hereinafter defined), an Assignment and Acceptance, substantially in the form of Exhibit F hereto (an "Assignment and Acceptance"), together with any Notes subject to such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, (i) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Bank hereunder, and (ii) the assigning Bank shall, to the extent provided in such assignment and upon payment to the Agent of the registration fee referred to in ss.20.3, be released from its obligations under this Credit Agreement.

            20.2. Certain Representations and Warranties; Limitations; Covenants. By executing and delivering an Assignment and Acceptance, the parties to the assignment thereunder confirm to and agree with each other and the other parties hereto as follows:

            (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assigning Bank makes no representation or warranty, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or the attachment, perfection or priority of any security interest or mortgage,

            (b) the assigning Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers and their Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Borrowers and their Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations of any of their obligations under this Credit Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto;

            (c) such assignee confirms that it has received a copy of this Credit Agreement, together with copies of the most recent financial statements referred to in ss.9.4 and ss.10.4 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;

            (d) such assignee will, independently and without reliance upon the assigning Bank, the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Credit Agreement;

            (e) such assignee represents and warrants that it is an Eligible Assignee;

            (f) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Credit Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto;

            (g) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Credit Agreement are required to be performed by it as a Bank;

            (h) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance; and

            (i) such assignee acknowledges that it has made arrangements with the assigning Bank satisfactory to such assignee with respect to its pro rata share of Letter of Credit Fees in respect of outstanding Letters of Credit.

            20.3. Register. The Agent shall maintain a copy of each Assignment and Acceptance delivered to it and a register or similar list (the "Register") for the recordation of the names and addresses of the Banks and the Commitment Percentage of, and principal amount of the Loans owing to and Letter of Credit Participations purchased by, the Banks from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Credit Agreement. The Register shall be available for inspection by the Company and the Banks at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assigning Bank agrees to pay to the Agent a registration fee in the sum of $3,500.

            20.4. New Notes. Upon its receipt of an Assignment and Acceptance executed by the parties to such assignment, together with each Note subject to such assignment, the Agent shall (a) record the information contained therein in the Register, and (b) give prompt notice thereof to the Company and the Banks (other than the assigning Bank). Within five (5) Business Days after receipt of such notice, the Borrowers, at their own expense, shall execute and deliver to the Agent, in exchange for each surrendered Note, a new Note to the order of such Eligible Assignee in an amount equal to the amount assumed by such Eligible Assignee pursuant to such Assignment and Acceptance and, if the assigning Bank has retained some portion of its obligations hereunder, a new Note to the order of the assigning Bank in an amount equal to the amount retained by it hereunder. Such new Notes shall provide that they are replacements for the surrendered Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the assigned Notes. Within five (5) days of issuance of any new Notes pursuant to this ss.20.4, the Borrowers shall deliver an opinion of counsel, addressed to the Banks and the Agent, relating to the due authorization, execution and delivery of such new Notes and the legality, validity and binding effect thereof, in form and substance satisfactory to the Banks. The surrendered Notes shall be cancelled and returned to the Borrowers.

            20.5. Participations. Each Bank may sell participations to one or more banks or other entities in all or a portion of such Bank's rights and obligations under this Credit Agreement and the other Loan Documents; provided that (a) each such participation shall be in an amount of not less than $1,000,000, (b) any such sale or participation shall not affect the rights and duties of the selling Bank hereunder to the Borrowers and
      (c) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of the Loan Documents shall be the rights to approve waivers, amendments or modifications that would reduce the principal of or the interest rate on any Loans, extend the term or increase the amount of the Commitment of such Bank as it relates to such participant, reduce the amount of any commitment fees or Letter of Credit Fees to which such participant is entitled or extend any regularly scheduled payment date for principal or interest.

            20.6. Disclosure. The Borrowers agree that in addition to disclosures made in accordance with standard and customary banking practices any Bank may disclose information obtained by such Bank pursuant to this Credit Agreement to assignees or participants and potential assignees or participants hereunder; provided that such assignees or participants or potential assignees or participants shall agree (i) to treat in confidence such information unless such information otherwise becomes public knowledge, (ii) not to disclose such information to a third party, except as required by law or legal process and (iii) not to make use of such information for purposes of transactions unrelated to such contemplated assignment or participation. For purposes of this ss.20.6 an assignee or participant or potential assignee or participant may include a counterparty with whom such Bank has entered into or potentially might enter into a derivative contract referenced to credit or other risks or events arising under this Credit Agreement or any other Loan Document.

            20.7. Assignee or Participant Affiliated with the Borrowers. If any assignee Bank is an Affiliate of any Borrower, then any such assignee Bank shall have no right to vote as a Bank hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or other modifications to any of the Loan Documents or for purposes of making requests to the Agent pursuant to ss.15.1 or ss.15.2, and the determination of the Majority Banks shall for all purposes of this Credit Agreement and the other Loan Documents be made without regard to such assignee Bank's interest in any of the Loans or Reimbursement Obligations. If any Bank sells a participating interest in any of the Loans or Reimbursement Obligations to a participant, and such participant is the Borrower or an Affiliate of such Borrower, then such transferor Bank shall promptly notify the Agent of the sale of such participation. A transferor Bank shall have no right to vote as a Bank hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or modifications to any of the Loan Documents or for purposes of making requests to the Agent pursuant to ss.15.1 or ss.15.2 to the extent that such participation is beneficially owned by any Borrower or any Affiliate of any Borrower, and the determination of the Majority Banks shall for all purposes of this Credit Agreement and the other Loan Documents be made without regard to the interest of such transferor Bank in the Loans or Reimbursement Obligations to the extent of such participation.

            20.8. Miscellaneous Assignment Provisions. Any assigning Bank shall retain its rights to be indemnified pursuant to ss.ss.6.7, 6.8 and 18 with respect to any claims or actions arising prior to the date of such assignment. If any assignee Bank is not incorporated under the laws of the United States of America or any state thereof, it shall, prior to the date on which any interest or fees are payable hereunder or under any of the other Loan Documents for its account, deliver to the Company and the Agent certification as to its exemption from deduction or withholding of any United States federal income taxes. If any Reference Bank transfers all of its interest, rights and obligations under this Credit Agreement, the Agent shall, in consultation with the Company and with the consent of the Company and the Majority Banks, appoint another Bank to act as a Reference Bank hereunder. Anything contained in this ss.20 to the contrary notwithstanding, (a) any Bank may at any time pledge all or any portion of its interest and rights under this Credit Agreement (including all or any portion of its Notes) to any of the twelve Federal Reserve Banks organized under ss.4 of the Federal Reserve Act, 12 U.S.C. ss.341 and (b) any Bank that is a fund that invests in bank loans may at any time pledge all or any portion of its interests and rights with respect to its Term Note to any trustee for, or any other representative of, holders of obligations owed or securities issued by such fund as security for such obligations or securities, provided that any foreclosure or similar action by such trustee or other representative shall be subject to the other provisions of this ss.20. No such pledge or the enforcement thereof shall release the pledgor Bank from its obligations hereunder or under any of the other Loan Documents.

            20.9. Assignment by Borrower. The Borrowers shall not assign or transfer any of their rights or obligations under any of the Loan Documents without the prior written consent of each of the Banks.

                                21. NOTICES, ETC.

      Except as otherwise expressly provided in this Credit Agreement, all notices and other communications made or required to be given pursuant to this Credit Agreement or the Notes or any Letter of Credit Applications shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, sent by overnight courier, or sent by telegraph, telecopy, facsimile or telex and confirmed by delivery via courier or postal service, addressed as follows:

            (a) if to the Borrowers, at 7 Technology Park Drive, Westford, Massachusetts 01886-0033, Attention: Walter A. Shephard, Chief Financial

      Officer, or at such other address for notice as the Borrower shall last have furnished in writing to the Person giving the notice;

            (b) if to the Agent, at 100 Federal Street, Boston, Massachusetts 02110, USA, Attention: Debra E. DelVecchio, Vice President, or such other address for notice as the Agent shall last have furnished in writing to the Person giving the notice; and

            (c) if to any Bank, at such Bank's address set forth on Schedule 1 hereto, or such other address for notice as such Bank shall have last furnished in writing to the Person giving the notice.

      Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer or the sending of such facsimile and
(ii) if sent by registered or certified first-class mail, postage prepaid, on the third Business Day following the mailing thereof.

                               22. GOVERNING LAW.

      THIS CREDIT AGREEMENT AND, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED THEREIN, EACH OF THE OTHER LOAN DOCUMENTS ARE CONTRACTS UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). EACH BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN ss.21. EACH BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

                                  23. HEADINGS.

      The captions in this Credit Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

                                24. COUNTERPARTS.

      This Credit Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Credit Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

                           25. ENTIRE AGREEMENT, ETC.

      The Loan Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Credit Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in ss.27.

                            26. WAIVER OF JURY TRIAL.

      Each of the Borrowers hereby waives its right to a jury trial with respect to any action or claim arising out of any dispute in connection with this Credit Agreement, the Notes or any of the other Loan Documents, any rights or obligations hereunder or thereunder or the performance of such rights and obligations. Except as prohibited by law, each of the Borrowers hereby waives any right it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each Borrower (i) certifies that no representative, agent or attorney of any Bank or the Agent has represented, expressly or otherwise, that such Bank or the Agent would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that the Agent and the Banks have been induced to enter into this Credit Agreement, the other Loan Documents to which it is a party by, among other things, the waivers and certifications contained herein.

                     27. CONSENTS, AMENDMENTS, WAIVERS, ETC.

      Any consent or approval required or permitted by this Credit Agreement to be given by the Banks may be given, and any term of this Credit Agreement, the other Loan Documents or any other instrument related hereto or mentioned herein may be amended, and the performance or observance by the Borrowers or any of their Subsidiaries of any terms of this Credit Agreement, the other Loan Documents or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Borrower and the written consent of the Majority Banks. Notwithstanding the foregoing, the rate of interest on the Notes (other than interest accruing pursuant to ss.6.11.2 following the effective date of any waiver by the Majority Banks of the Default or Event of Default relating thereto) or the amount of the Commitment Fee or Letter of Credit Fees may not be decreased without the written consent of each Bank affected thereby; the amount of the

Commitments and the amount of the Term Loans may not be increased without written consent of each Bank affected thereby; the Revolving Credit Loan Maturity Date, the Term Loan Maturity Date and any date fixed for payment may not be postponed without the written consent of each Bank affected thereby; the amount of any scheduled repayment may not be decreased without the consent of each Bank affected thereby; the release of all or substantially all of the Collateral or any Guaranty may not be authorized without the consent of each Bank affected thereby; this ss.27 and the definition of Majority Banks may not be amended, without the written consent of all of the Banks; and the amount of the Agent's Fee or any Letter of Credit Fees payable for the Agent's account and ss.17 may not be amended without the written consent of the Agent. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Agent or any Bank in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon the Borrowers shall entitle the Borrower to other or further notice or demand in similar or other circumstances.

                                28. SEVERABILITY.

      The provisions of this Credit Agreement are severable and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Credit Agreement in any jurisdiction.

                            29. PARI PASSU TREATMENT.

      (a) Notwithstanding anything to the contrary set forth herein, each payment or prepayment of principal and interest received after the occurrence of an Event of Default hereunder shall be distributed pari passu among the Banks, in accordance with the aggregate outstanding principal amount of the Obligations owing to each Bank divided by the aggregate outstanding principal amount of all Obligations.

      (b) Following the occurrence and during the continuance of any Event of Default, each Bank agrees that if it shall, through the exercise of a right of banker's lien, setoff or counterclaim against any Borrower (pursuant to ss.14 or otherwise), including a secured claim under Section 506 of the Bankruptcy Code or other security or interest arising from or in lieu of, such secured claim, received by such Bank under any applicable bankruptcy, insolvency or other similar law or otherwise, obtain payment (voluntary or involuntary) in respect of the Notes, Loans, Letters of Credit, and other Obligations held by it as a result of which the unpaid principal portion of the Notes and the Obligations held by it shall be proportionately less than the unpaid principal portion of the Notes and Obligations held by any other Bank, it shall be deemed to have simultaneously purchased from such other Bank a participation in the Notes and Obligations held by such other Bank, so that the aggregate unpaid principal amount of the Notes, Obligations and participations in Notes and Obligations held by each Bank shall be in the same proportion to the aggregate unpaid principal amount of the Notes and Obligations then outstanding as the principal amount of the Notes and other Obligations held by it prior to such exercise of banker's lien, setoff or counterclaim was to the principal amount of all Notes and other Obligations outstanding prior to such exercise of banker's lien, setoff or counterclaim; provided, however, that if any such purchase or purchases or adjustments shall be made pursuant to this ss.29 and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustments restored without interest.

      (c) Following the occurrence and during the continuance of any Event of Default, each Bank agrees that it shall be deemed to have, automatically upon the occurrence of such Event of Default, purchased from each other Bank a participation in the risk associated with the Notes and Obligations held by such other Bank, so that the aggregate principal amount of the Notes and Obligations held by each Bank shall be equivalent to such Bank's Commitment Percentage. Upon demand by the Agent, made at the request of the Majority Banks, each Bank that has purchased such participation shall pay the amount of such participation to one or more Bank(s) whose outstanding Loans and participations in Letters of Credit exceed their Commitment Percentages.

      (d) Each Borrower expressly consents to the foregoing arrangements and agrees that any Person holding such a participation in the Notes and the Obligations deemed to have been so purchased may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing by such Borrower to such Person as fully as if such Person had made a Loan directly to such Borrower in the amount of such participation.

      IN WITNESS WHEREOF, the undersigned have duly executed this Revolving Credit and Term Loan Agreement as a sealed instrument as of the date first set forth above.

                                            GENRAD, INC.

                                            By: /s/ Walter A. Shephard
                                               ---------------------------------
                                                 Name:
                                                 Title:


                                            GENRAD HOLDINGS LIMITED

                                            By: /s/ Walter A. Shephard
                                               ---------------------------------
                                                 Name:
                                                 Title:  Director


                                            GENRAD EUROPE LIMITED

                                            By: /s/ Walter A. Shephard
                                               ---------------------------------
                                                 Name:
                                                 Title:  Director


                                            GENRAD LIMITED

                                            By: /s/ Walter A. Shephard
                                               ---------------------------------
                                                 Name:
                                                 Title:  Director

                                  FLEET NATIONAL BANK, individually
                                  and as Agent

                                  By: /s/ Debra E. DelVecchio
                                     -------------------------------------------
                                       Debra E. DelVecchio, Vice President


                                  BANKBOSTON, N.A., acting through its
                                  London branch, as Overdraft Bank

                                  By: /s/ Debra E. DelVecchio
                                     -------------------------------------------
                                       Name:
                                       Title:

                                  KEYBANK NATIONAL ASSOCIATION

                                  By: /s/ Eric S. Christensen
                                     -------------------------------------------
                                       Name: ERIC S. CHRISTENSEN
                                       Title: VICE PRESIDENT

                                  ABN AMRO BANK N.V.


                                  By: /s/ Kevin F. Malone
                                     -------------------------------------------
                                       Name: Kevin F. Malone
                                       Title: Group Vice President


                                  By: /s/ John D. Rogers
                                     -------------------------------------------
                                       Name: John D. Rogers
                                       Title: Vice President

                                  SUMMIT BANK


                                  By: /s/ Steven De Luise
                                     -------------------------------------------
                                       Name: Steven De Luise
                                       Title: Vice President

                                  CITIZENS BANK OF MASSACHUSETTS


                                  By: /s/ William S. Rowe
                                     -------------------------------------------
                                       Name: William S. Rowe
                                       Title: Assistant Vice President

                                  THE BANK OF NOVA SCOTIA


                                  By: /s/ T.M. Pitcher
                                     -------------------------------------------
                                       Name: T.M. Pitcher
                                       Title:
                                       -----------------------------------------
                                       Authorized Signatory

                                  BANK ONE, NA
                                  (Main Office Chicago)


                                  By: /s/ Andrea S. Kantor
                                     -------------------------------------------
                                       Name: ANDREA S. KANTOR
                                       Title: Vice President

                                  THE CHASE MANHATTAN BANK


                                  By: /s/ Roger A. Stone
                                     -------------------------------------------
                                       Name: Roger A. Stone
                                       Title: Senior Vice President

                                  LLOYDS TSB BANK PLC

                                  By: /s/ Ian Dimmock
                                     -------------------------------------------
                                       Name: IAN DIMMOCK
                                       Title: Vice President
                                           Acquisition Finance
                                                 D080


                                  By: /s/ David Rodway
                                     -------------------------------------------
                                       Name: David Rodway
                                          Assistant Director
                                                R156

                                  NATIONAL CITY BANK OF KENTUCKY


                                  By: /s/ Glenn E. Nord
                                     -------------------------------------------
                                       Name: GLENN E. NORD
                                       Title: VICE PRESIDENT

                                  FAMILY BANK, FSB


                                  By: /s/ Jeffrey R. Westling
                                     -------------------------------------------
                                       Name: JEFFREY R. WESTLING
                                       Title: SENIOR VICE PRESIDENT

                                                                       EXHIBIT A

                         FORM OF REVOLVING CREDIT NOTE

$_____________                                                   as of _________

      FOR VALUE RECEIVED, each of the undersigned GENRAD, INC., a Massachusetts corporation (the "Company"), GENRAD HOLDINGS LIMITED, a corporation organized under the laws of England and Wales ("Holdings"), GENRAD EUROPE LIMITED, a corporation organized under the laws of England and Wales ("GenRad Europe") and GENRAD LIMITED, a corporation organized under the laws of England and Wales ("GenRad Ltd.", and, collectively with the Company, Holdings and GenRad Europe, the "Borrowers", and each individually, a "Borrower"), hereby promises to pay to the order of [INSERT NAME OF LENDER] (the "Bank") at the Agent's Head Office:

      (a) prior to or on the Revolving Credit Loan Maturity Date the principal amount of __________ DOLLARS ($ ___________) or, if less, the aggregate unpaid principal amount of Revolving Credit Loans advanced by the Bank to the Borrowers pursuant to the Revolving Credit and Term Loan Agreement dated as of March 24, 2000 (as amended and in effect from time to time, the "Credit Agreement"), by and among the Borrowers, the Agent, the Bank and other parties thereto;

      (b) the principal outstanding hereunder from time to time at the times provided in the Credit Agreement; and

      (c) interest on the principal balance hereof from time to time outstanding from the Closing Date under the Credit Agreement through and including the maturity date hereof at the times and at the rate provided in the Credit Agreement.

      This Revolving Credit Note ("Note") evidences borrowings under and has been issued by the Borrowers in accordance with the terms of the Credit Agreement. The Bank and any holder hereof is entitled to the benefits of the Credit Agreement, the Security Documents and the other Loan Documents, and may enforce the agreements of the Borrowers contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

      Each of the Borrowers irrevocably authorizes the Bank to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Bank with respect to any Revolving Credit Loans shall be prima facie evidence of the principal amount thereof owing and unpaid to the Bank, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrowers hereunder or under the Credit Agreement to make payments of principal of and interest on this Note when due.

      Each of the Borrowers has the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

      If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

      No delay or omission on the part of the Bank or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Bank or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

      Each of the Borrowers and every endorser and guarantor of this Note or the obligation represented hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

      THIS NOTE AND THE OBLIGATIONS OF THE BORROWERS HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). EACH OF THE BORROWERS AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND THE CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWERS BY MAIL AT THE ADDRESS SPECIFIED IN
Section 21 OF THE CREDIT AGREEMENT. EACH OF THE BORROWERS

HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

      This Note shall be deemed to take effect as a sealed instrument under the laws of the Commonwealth of Massachusetts and as a deed under the laws of England and Wales.

      IN WITNESS WHEREOF, each of the undersigned has caused this Revolving Credit Note to be signed in its corporate name and its corporate seal to be impressed thereon by its duly authorized officer as of the day and year first above written.

                                     GENRAD, INC.


                                     By: ______________________________
                                         Name:
                                         Title:


                                     GENRAD HOLDINGS LIMITED


                                     By: ______________________________
                                         Name:
                                         Title:


                                     GENRAD EUROPE LIMITED


                                     By: ______________________________
                                         Name:
                                         Title:


                                     GENRAD LIMITED


                                     By: ______________________________
                                         Name:
                                         Title:

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                             Amount of          Balance of
             Amount          Principal Paid     Principal        Notation
Date         of Loan         or Prepaid         Unpaid           Made By:
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

                                                                       EXHIBIT B

                              FORM OF LOAN REQUEST

                               ____________, ____

Fleet National Bank, as Agent
100 Federal Street
Boston, Massachusetts 02110
Attention: Debra E. DelVecchio, Vice President

      Re: Loan Request

Ladies and Gentlemen:

      Reference is hereby made to that certain Revolving Credit and Term Loan Agreement, dated as of March 24, 2000 (as the same may be amended and in effect from time to time, the "Credit Agreement"), by and among GenRad, Inc., GenRad Holdings Ltd., GenRad Europe Limited, GenRad Limited (collectively, the "Borrowers" and each individually, a "Borrower"), Fleet National Bank and the other lending institutions party thereto (collectively, the "Banks"), Fleet National Bank as agent for itself and the other Banks (the "Agent"). Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

      Pursuant to Section 2.6 of the Credit Agreement, we hereby request that a Revolving Credit Loan consisting of [a Base Rate Loan in the principal amount of $___________, or a Eurocurrency Rate Loan in the principal Dollar Equivalent amount of $__________ in [Dollars] [specify Optional Currency] with an Interest Period of _________] be made on __________ __, ____ to our Account No. _____________ located with _____________. We understand that this request is irrevocable and binding on us and obligates us to accept the requested Revolving Credit Loan on such date.

      We hereby certify (a) that the aggregate outstanding principal amount of the Revolving Credit Loans on today's date is $_________, (b) that we will use the proceeds of the requested Revolving Credit Loan in accordance with the provisions of the Credit Agreement, (c) that each of the representations and warranties contained in the Credit Agreement or in any document or instrument delivered pursuant to or in connection with the Credit Agreement was true in all material respects as of the date as of which it was made and is true at and as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties related expressly to an earlier date) and (d) that no Default or Event of Default has occurred and is continuing.

                                     Very truly yours,

                                     GENRAD, INC.
                                     GENRAD HOLDINGS LTD.
                                     GENRAD EUROPE LIMITED
                                     GENRAD LIMITED


                                     By: _______________________________
                                     Name:
                                     Title:

                                                                       EXHIBIT C

                                FORM OF TERM NOTE

$_________________                                        as of ________________

      FOR VALUE RECEIVED, [INSERT BORROWER}, a [            ] corporation (the
"Borrower") hereby promises to pay to the order of [INSERT NAME OF LENDER] (the "Bank") at the Agent's Head Office:

      (a) prior to or on the Term Loan Maturity Date the principal amount of _____ _____________ DOLLARS ($ __________), or, if less, the aggregate unpaid principal amount of the Term Loan advanced by the Bank to the Borrower pursuant to the Revolving Credit and Term Loan Agreement dated as of March 24, 2000 (as amended and in effect from time to time, the "Credit Agreement"), by and among GenRad, Inc., GenRad Holdings Limited, GenRad Europe Limited, and GenRad Limited, the Agent, the Bank and other parties thereto;

      (b) the principal outstanding hereunder from time to time at the times provided in the Credit Agreement; and

      (c) interest from the date hereof on the principal amount from time to time outstanding to and including the maturity hereof at the rates and terms and in all cases in accordance with the terms of the Credit Agreement.

      This Term Note (this "Note) evidences borrowings under and has been issued by the Borrower in accordance with the terms of the Credit Agreement. The Bank and any holder hereof is entitled to the benefits of the Credit Agreement, the Security Documents and the other Loan Documents, and may enforce the agreements of the Borrower contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

      The Borrower irrevocably authorizes the Bank to make or cause to be made, at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the receipt of such payment. The outstanding amount of the Term Loan set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Bank with respect to the Term Loan shall be prima facie evidence of the principal amount of the Term Loan owing and unpaid to the Bank, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrower hereunder or under the Credit Agreement to make payments of principal of and interest on this Note when due.

      The Borrower has the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

      If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

      No delay or omission on the part of the Bank or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Bank or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any future occasion.

      The Borrower and every endorser and guarantor of this Note or the obligation represented hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

      THIS NOTE AND THE OBLIGATIONS OF THE BORROWER HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND THE CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN Section 21 OF THE CREDIT AGREEMENT. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

      This Note shall be deemed to take effect as a sealed instrument under the laws of the Commonwealth of Massachusetts.

      IN WITNESS WHEREOF, the undersigned has caused this Note to be signed in its corporate name and its corporate seal to be impressed thereon by its duly authorized officer as of the day and year first above written.

[Corporate Seal]

                                     [INSERT BORROWER]


                                     By: ____________________________
                                         Name:
                                         Title:

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                             Amount of          Balance of
             Amount          Principal Paid     Principal        Notation
Date         of Loan         or Prepaid         Unpaid           Made By:
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

                                                                       EXHIBIT D


                         FORM OF COMPLIANCE CERTIFICATE


                              _______________, ____


Fleet National Bank, as Agent
100 Federal Street
Boston, Massachusetts 02110

      Attention: Debra E. DelVecchio, Vice President

Ladies and Gentlemen:

      Reference is hereby made to that certain Revolving Credit Agreement and Term Loan Agreement, dated as of March 24, 2000 (as the same may be amended and in effect from time to time, the "Credit Agreement"), by and among GenRad, Inc., GenRad Holdings Ltd., GenRad Europe Limited, GenRad Limited (collectively, the "Borrowers" and each individually, a "Borrower"), Fleet National Bank and the other lending institutions party thereto (collectively, the "Banks"), and Fleet National Bank as agent for itself and the other Banks (the "Agent"). Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

      Pursuant to Section 10.4(c) of the Credit Agreement, the principal financial or accounting officer of the Company hereby certifies to you as follows: (a) the information furnished in the calculations attached hereto was true and correct as of the last day of the fiscal [year] [quarter] [month]
 ended __________; (b) as of the date of this certificate, there exists no Default or Event of Default or condition which would, with either or both the giving of notice or the lapse of time, result in a Default or an Event of Default; and (c) the financial statements delivered herewith were prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior periods.

      IN WITNESS WHEREOF, the undersigned officer has executed this Compliance Certificate as of the date first written above.


                                       GENRAD, INC.


                                       By: ___________________________
                                           Name:
                                           Title:

                             COMPLIANCE CERTIFICATE

                                  GENRAD, INC.

12.1. Leverage Ratio

      (a)   Total Funded Indebtedness as at ________________   $___________

      (b)   EBITDA for four consecutive fiscal quarters
            (treated as a single accounting period) for fiscal ending:

            (i)    Consolidated Net Income, plus               $___________
            (ii)   depreciation and amortization, plus         $___________
            (iii)  income tax expense, plus                    $___________
            (iv)   Consolidated Total Interest Expense, plus   $___________
            (v)    other noncash charges, minus                $___________
            (vi)   noncash gains                               $___________

                                                                    $___________

      (c)   Ratio of (a) to (b)                                     ____:1.00
            (Not to exceed the ratio for the relevant period as set forth in the table below)

            ----------------------------------------------------------
                          Period                               Ratio
                          ------                               -----
            ----------------------------------------------------------
            Closing Date - June 30, 2000                     2.25:1.00
            ----------------------------------------------------------
            July 1, 2000 - December 31, 2000                 2.00:1.00
            ----------------------------------------------------------
            Any time thereafter                              1.75:1.00
            ----------------------------------------------------------

12.2. Quick Ratio

      (a)   Consolidated Quick Assets as at _________________       $___________
            (i)    cash, plus
            (ii)   Cash Equivalents, plus
            (iii)  Accounts Receivable

      (b)   Consolidated Current Liabilities as at___________       $___________

      (c)   Ratio of (a) to (b)                                     ____:1.00
            (Not to be less than the ratio for the relevant period as set forth in the table below)

             ----------------------------------------------------
                        Period                            Ratio
                        ------                            -----
             ----------------------------------------------------
             Closing Date - June 30, 2000               0.75:1.00
             ----------------------------------------------------
             Any time thereafter                        1.00:1.00
             ----------------------------------------------------

12.3. Operating Cash Flow to Total Debt Service

      (a)   Consolidated Operating Cash Flow for fiscal quarter ending ________

            (i)    EBITDA for such period, minus               $________
            (ii)   cash payments for taxes paid during period,
                   minus                                       $________
            (iii)  Capital Expenditures made during period,
                   minus                                       $________
            (iv) software development costs for such period capitalized pursuant to FASB Statement
                   No. 86                                      $________

                                                                    $___________

      (b)   Consolidated Total Debt Service for fiscal quarter ending ________

            (i)    Consolidated Total Interest Expense for
                   fiscal quarter, plus                        $________

            (ii)   scheduled repayments of principal           $________
                   during such fiscal quarter in respect of:
                   (1)   the borrowing of money or obtaining
                         credit
                   (2)   the deferred purchase price of assets
                   (3)   Synthetic or Capitalized Leases
                   (4)   reimbursement obligations on letters
                         of credit or bankers' acceptances
                   (5)   guaranty obligations

                                                                    $___________

      (c)   Ratio of (a) to (b)                                     ____:1.00
            (Not to be less than the ratio for the relevant period as set forth in the table below)

             ---------------------------------------------------
                      Fiscal Quarter Ending              Ratio
                      ---------------------              -----
             ---------------------------------------------------
             Closing Date -- June 30, 2000             1.75:1.00
             ---------------------------------------------------
             Each fiscal quarter ending thereafter     2.00:1.00
             ---------------------------------------------------

12.4. Minimum Operating Income

      Consolidated Net Operating Income for fiscal quarter ended ______
        (for immediately preceding two fiscal quarters)

        (i)   EBITDA for such period, minus                      $________
        (ii)  amortization and depreciation for such period      $________

      Consolidated Net Operating Income not to be less              $___________
      than the amount for the relevant period as set forth in the table below

            ---------------------------------------------------------
                    Fiscal Quarter Ending               Amount
                    ---------------------               ------
            ---------------------------------------------------------
            March 31, 2000                           $17,000,000
            ---------------------------------------------------------
            June 30, 2000                            $15,500,000
            ---------------------------------------------------------
            September 30, 2000                       $26,500,000
            ---------------------------------------------------------
            December 31, 2000                        $35,500,000
            ---------------------------------------------------------
            Each fiscal quarter ending thereafter    $25,000,000
            ---------------------------------------------------------

                                                                       EXHIBIT E

                                  GENRAD, INC.
                          Form of Borrowing Base Report


                           _______________, ____, ____


To Each of the Banks Referred to Below
c/o Fleet National Bank, as Agent
100 Federal Street
Boston, Massachusetts 02110


Ladies and Gentlemen:

      Reference is hereby made to that certain Revolving Credit and Term Loan Agreement, dated as of March 24, 2000 (as the same may be amended and in effect from time to time, the "Credit Agreement"), by and among GenRad, Inc., GenRad Holdings Ltd., GenRad Europe Limited, GenRad Limited (collectively, the "Borrowers" and each individually, a "Borrower"), Fleet National Bank and the other lending institutions party thereto (collectively, the "Banks"), and Fleet National Bank as agent for itself and the other Banks (the "Agent"). Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

      The undersigned hereby certifies as follows: (a) the information furnished in the materials attached hereto was true, correct and complete as at ____________ _____, _____, (b) as of the date hereof, there exists no Default or Event of Default; and (c) the representations and warranties contained in Section 9 of the Credit Agreement were correct when made and are correct at and as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties related expressly to an earlier date).

      IN WITNESS WHEREOF, the undersigned has executed this Borrowing Base Report on behalf of GenRad, Inc. as of the date first written above.

                                       GENRAD, INC.


                                       By: _____________________________
                                           Name:
                                           Title:

                              BORROWING BASE REPORT
                                  GENRAD, INC.

                            As of _____________, ____

1.    Accounts Receivable                                      $_____________
      (net of any credits, rebates, offsets, holdbacks or other adjustments or commissions payable to third parties that are adjustments to such Accounts
      Receivable)

      Less: a.    Accounts Receivable that the
                  Company does not reasonably and
                  in good faith believe are collectible    $_____________

      Less: b.    Accounts Receivable that are with
                  account debtors or obligors that: (i)
                  are Affiliates, (ii) did not purchase
                  goods or services in an arm's length
                  transaction, (iii) are insolvent or
                  involved in any bankruptcy or
                  similar proceeding, or (iv) are not, in
                  the Agent's judgment, creditworthy       $_____________

      Less: c.    Accounts Receivable that are (i) for
                  obligations not fully performed, or
                  consist of progress billings or bill
                  and hold invoices or (ii) subject to a
                  dispute or claim that would reduce
                  the cash amount payable therefor         $_____________

      Less: d.    Accounts Receivable that are subject
                  to any pledge, restriction, security
                  interest or other lien or
                  encumbrance (other than those
                  created by the Loan Documents)           $_____________

      Less: e.    Accounts Receivable of a Borrower
                  or Guarantor in which the Agent
                  does not have a valid and perfected
                  first priority security interest         $_____________

      Less: f.    Accounts Receivable that are more than
                  ninety (90) days past the earlier of (i)
                  the invoice date or (ii) the date of
                  shipment of
                  goods or the end of the calendar month
                  following the provision of services      $_____________

      Less: g.    Accounts Receivable that are due
                  from an account debtor located in
                  Minnesota (unless the Company or
                  applicable subsidiary (i) has
                  received a certificate of authority to
                  do business and is in good standing
                  in such state or (ii) has filed a notice
                  of business activities report with the
                  appropriate office or agency of such
                  state for the current year)              $_____________

      Less: h.    Accounts Receivable that are due
                  from an account debtor or other
                  obligor if more than fifteen percent
                  (15%) of the aggregate amount of all
                  Accounts Receivable owing from
                  such account debtor would
                  otherwise not be Eligible Accounts
                  Receivable                               $_____________

      Less: i.    Accounts Receivable that are not
                  payable in Dollars (or such other
                  currency as the Agent shall
                  determine in its sole discretion)        $_____________

      Less: j.    Accounts Receivable that are
                  payable from an office located
                  outside the United States, Canada or
                  the United Kingdom (except those
                  Accounts Receivable due from the
                  entities listed on Schedule 1A)          $_____________

      Less: k.    Accounts Receivable that are
                  secured by a letter of credit (unless
                  the Agent has a perfected security
                  interest in such letter of credit)       $_____________

      Equals:     Accounts Receivable                          $_____________

                              Multiplied by 0.80               $_____________

            l.    Eligible Accounts Receivable                    $_____________

2.    Inventory:                                                  $_____________

      Less: a.    Inventory held on consignment, not
                  otherwise owned or of a type no
                  longer sold                              $_____________

      Less: b.    Inventory which has been returned
                  or is damaged or subject to any
                  pledge, restriction, security interest
                  or other lien or encumbrance (other
                  than those permitted by the Loan
                  Documents)                               $_____________

      Less: c.    Inventory which is held by third
                  parties and for which no waiver has
                  been obtained from such third party      $_____________

      Less: d.    Inventory which is held on leased
                  property and for which no waiver
                  has been obtained from such lessor
                  or sublessor                             $_____________

      Less: e.    Inventory of a Borrower or
                  Guarantor in which the Agent does
                  not have a valid and perfected first
                  priority security interest               $_____________

      Less: f.    Inventory which has been shipped         $_____________

      Less: g.    Inventory which is located outside
                  of the United States (or such other
                  jurisdiction as the Agent shall
                  determine in its sole discretion)        $_____________

      Less: h.    Inventory which the Agent
                  reasonably deems to be obsolete or
                  not marketable                           $_____________

      Equals:     Inventory                                    $_____________

                  Multiplied by .40                            $_____________

            i.    Eligible Inventory                              $_____________

3.    Borrowing Base
      Item 1(l) plus Item 2(i)                                 $_____________

4.    Borrowing Base Availability:
      (Lesser of $50,000,000 or Item 3)                        $_____________

5.    a.    Revolving Credit Loans Outstanding             $_____________

      b.    Maximum Drawing Amount
            of all Letters of Credit
            outstanding                                    $_____________

      c.    Unpaid Reimbursement Obligations               $_____________

      d.    Total Outstanding
            Item 5(a) plus Item 5(b) plus Item 5(c)            $_____________

6.    Availability: Item 4 minus Item 5(d)                        $_____________

                                                                       EXHIBIT F


                        FORM OF ASSIGNMENT AND ACCEPTANCE


                        Dated as of ___________________

      Reference is made to the Revolving Credit Agreement and Term Loan Agreement, dated as of March 24, 2000 (as from time to time amended and in effect, the "Credit Agreement"), by and among GenRad, Inc., GenRad Holdings Limited, GenRad Europe Limited, GenRad Limited (collectively, the "Borrowers"), Fleet National Bank and the other lending institutions party thereto (collectively, the "Banks"), and Fleet National Bank as agent for itself and the other Banks (the "Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

      _____________________ (the "Assignor") and ______________________ (the
"Assignee") hereby agree as follows:

      1. Assignment. Subject to the terms and conditions of this Assignment and Acceptance, the Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes without recourse to the Assignor, a $_________ interest in and to the rights, benefits, indemnities and obligations of the Assignor under the Credit Agreement equal to ______% in respect of the Total Commitment and Term Loans immediately prior to the Effective Date (as hereinafter defined).

      2. Assignor's Representations. The Assignor (a) represents and warrants that (i) it is legally authorized to enter into this Assignment and Acceptance,
(ii) as of the date hereof, its Commitment is $_____________ its Commitment Percentage is _______%, the aggregate outstanding principal balance of its Revolving Credit Loans equals $_____________ the aggregate amount of its Letter of Credit Participations equals $____________ and the aggregate outstanding principal balance of its Term Loans equals $ (in each case prior to giving effect to the assignment contemplated hereby but after giving effect to any contemplated assignments which have not yet become effective), and (iii) immediately after giving effect to all assignments which have not yet become effective, the Assignor's Commitment Percentage will be sufficient to give effect to this Assignment and Acceptance, (b) makes no representation or warranty, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any of the other Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any of the other Loan Documents or any other instrument or document furnished pursuant thereto or the attachment, perfection or priority of any security interest or mortgage, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder free and clear of any claim or encumbrance; (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or any of their Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Borrowers or any of their Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations of any of its obligations under the Credit Agreement or any of the other Loan Documents or any other instrument or document delivered or executed pursuant thereto; and (d) attaches hereto the Note(s) delivered to it under the Credit Agreement.

      The Assignor requests that the Borrowers exchange the Assignor's [Revolving Credit Note][Nicolet Term Note] [AutoDiagnos Term Note] for a new [Revolving Credit Note] [Nicolet Term Note] [AutoDiagnos Term Note] payable to the Assignor and the Assignee as follows:

Notes Payable to   Amount of Revolving  Amount of          Amount of
  the Order of:        Credit Note      Nicolet Term Note  AutoDiagnos Term Note
----------------   -------------------  -----------------  ---------------------

Assignor           $____________        $___________       $___________
Assignee           $____________        $___________       $___________

      3. Assignee's Representations. The Assignee (a) represents and warrants that (i) it is duly and legally authorized to enter into this Assignment and Acceptance, (ii) the execution, delivery and performance of this Assignment and Acceptance do not conflict with any provision of law or of the charter or by-laws of the Assignee, or of any agreement binding on the Assignee, (iii) all acts, conditions and things required to be done and performed and to have occurred prior to the execution, delivery and performance of this Assignment and Acceptance, and to render the same the legal, valid and binding obligation of the Assignee, enforceable against it in accordance with its terms, have been done and performed and have occurred in due and strict compliance with all applicable laws; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Sections 9.4 and 10.4 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor, the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (d) represents and warrants that it is an Eligible Assignee; (e) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (f) agrees that it will perform in accordance with their terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank; and (g) acknowledges that it has made arrangements with the Assignor satisfactory to the Assignee with respect to its pro rata share of Letter of Credit Fees in respect of outstanding Letters of Credit.

      4. Effective Date. The effective date for this Assignment and Acceptance shall be ____________ (the "Effective Date"). Following the execution of this Assignment and Acceptance and the consent of the Company hereto having been obtained, each party hereto shall deliver its duly executed counterpart hereof to the Agent for consent by the Agent and recording in the Register by the Agent. Schedule 1 to the Credit Agreement shall thereupon be replaced as of the Effective Date by the Schedule 1 annexed hereto.

      5. Rights Under Credit Agreement. Upon such acceptance and recording, from and after the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Bank thereunder, and (b) the Assignor shall, with respect to that portion of its interest under the Credit Agreement assigned hereunder, relinquish its rights and be released from its obligations under the Credit Agreement; provided, however, that the Assignor shall retain its rights to be indemnified pursuant to Section 18 of the Credit Agreement with respect to any claims or actions arising prior to the Effective Date.

      6. Payments. Upon such acceptance of this Assignment and Acceptance by the Agent and such recording, from and after the Effective Date, the Agent shall make all payments in respect of the rights and interests assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignee. The Assignor and the Assignee shall make any appropriate adjustments in payments for periods prior to the Effective Date by the Agent or with respect to the making of this assignment directly between themselves.

      7. Governing Law. THIS ASSIGNMENT AND ACCEPTANCE IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT TO BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

      8. Counterparts. This Assignment and Acceptance may be executed in any number of counterparts which shall together constitute but one and the same agreement.

      IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Assignment and Acceptance to be executed on its behalf by its officer thereunto duly authorized, as of the date first above written.

                                       [ASSIGNOR]


                                       By: ______________________________
                                           Name:
                                           Title:


                                       [ASSIGNEE]


                                       By: ______________________________
                                           Name:
                                           Title:

CONSENTED TO:

FLEET NATIONAL BANK, as Agent


By: _______________________
    Name:
    Title:


GENRAD, INC.


By: _______________________
    Name:
    Title:

                                                                       EXHIBIT G


                FORM OF ELECTION TO BECOME A BORROWING SUBSIDIARY


                                     [Date]


Fleet National Bank, as Agent
100 Federal Street
Boston, Massachusetts 02110
Attn:  High Technology Division

Ladies and Gentlemen:

      Reference is hereby made to that certain Revolving Credit and Term Loan Agreement, dated as of March 24, 2000 (as the same may be amended and in effect from time to time, the "Credit Agreement"), by and among GenRad, Inc. (the "Company"), GenRad Holdings Ltd., GenRad Europe Limited, GenRad Limited, Fleet National Bank and the other lending institutions party thereto (collectively, the "Banks"), and Fleet National Bank as agent for itself and the other Banks (the "Agent"). Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

      The undersigned, [name of Borrowing Subsidiary], an entity organized under the laws of Sweden, hereby desires to be a Borrowing Subsidiary for purposes of (and bound by) the Credit Agreement, effective from the date hereof. The undersigned hereby represents and warrants to, and covenants and agrees with, the Agent and the Banks as follows:

      (1) the representations and warranties set forth in Section 9 of the Credit Agreement are true and correct in all material respects as to the undersigned as of the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents, and to the extent that such representations and warranties relate expressly to an earlier date;

      (2) neither the Borrowing Subsidiary nor any of its Subsidiaries is required by the laws of any jurisdiction to make any deduction or withholding of any nature whatsoever from any payment to any Bank or the Agent to be made by the Borrowing Subsidiary or any

            Subsidiary under the Credit Agreement or under any of the other Loan Documents;

      (3) simultaneously with the execution and delivery of this notice of election to become a Borrowing Subsidiary, the undersigned shall execute and deliver to the Agent, for each of the Banks, a Term Note in substantially the form of Exhibit C to the Credit Agreement;

      (4) simultaneously with the execution and delivery of this notice of election to become a Borrowing Subsidiary, the undersigned shall cause copies of all applicable documents required by Sections 13.1.1, 13.2-13.7 and 14.7 of the Credit Agreement to be delivered to the Agent for or with respect to the undersigned, as if the undersigned were an initial signatory party to the Credit Agreement as of the Closing Date;

      (5) the undersigned hereby agrees to perform all of the obligations of a Borrower under, and to be bound in all respects by the terms of, the Credit Agreement applicable to a Borrower party thereto, including without limitation the absolute and unconditional liability for, and promise to pay and perform all of the Obligations owing from time to time to the Banks and the Agent as provided in the Loan Documents; and

      (6) without limitation of the generality of the foregoing, the undersigned hereby consents to the grant of jurisdiction contained in Section 22 of the Credit Agreement, as if the undersigned were an initial signatory party thereto.

      The address to which all notices of the undersigned under Section 21 of the Credit Agreement should be directed is: [address]. This instrument shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

                                     [Borrowing Subsidiary]


                                     By: __________________________________

                                     Title:________________________________

      The undersigned hereby consents to [Borrowing Subsidiary] becoming a Borrowing Subsidiary and confirms that [name of Borrowing Subsidiary] may hereby become a Borrowing Subsidiary for purposes of the Credit Agreement described above.

                                     GENRAD, INC.


                                     By: __________________________________

                                     Title:________________________________


      The undersigned hereby consents to [Borrowing Subsidiary] becoming a Borrowing Subsidiary under the Credit Agreement.

                                     FLEET NATIONAL BANK, as Agent


                                     By: __________________________________

                                     Title:________________________________


      Receipt of this election to become a Borrower from [Borrowing Subsidiary] is hereby acknowledged on and as of the date set forth above, and shall become effective upon the execution and delivery to the Agent of this notice of election signed by such Person and by GenRad, Inc., together with the items specified in paragraphs 3 and 4 above, and the execution and delivery to the Agent of the foregoing consent of the Agent to [Borrowing Subsidiary] becoming a Borrowing Subsidiary.

                                     FLEET NATIONAL BANK, as Agent


                                     By: __________________________________

                                     Title:________________________________

                                   SCHEDULE 1

                               BANKS & COMMITMENTS

---------------------------------------------------------------------------------------------------------------------------
                                              Revolving
                                               Credit                    Nicolet Term              AutoDiagnos
                                Revolving       Loan       Nicolet Term      Loan     AutoDiagnos   Term Loan
                               Credit Loan   Commitment        Loan       Commitment   Term Loan    Commitment     Total
             BANKS              Commitment   Percentage     Commitment    Percentage   Commitment   Percentage   Commitment
---------------------------------------------------------------------------------------------------------------------------
Fleet National                     12.8%     $6,400,000     $5,760,000       12.8%     $3,840,000      12.8%    $16,000,000
Bank., 100
Federal Street
Boston, MA 02110
---------------------------------------------------------------------------------------------------------------------------
KeyBank National Association       12.4%     $6,200,000     $5,580,000       12.4%     $3,720,000      12.4%    $15,500,000
---------------------------------------------------------------------------------------------------------------------------
ABN AMRO Bank N.V.                  9.4%     $4,700,000     $4,230,000        9.4%     $2,820,000       9.4%    $11,750,000
---------------------------------------------------------------------------------------------------------------------------
Summit Bank                         9.4%     $4,700,000     $4,230,000        9.4%     $2,820,000       9.4%    $11,750,000
---------------------------------------------------------------------------------------------------------------------------
Citizens Bank of Massachusetts        8%     $4,000,000     $3,600,000          8%     $2,400,000         8%    $10,000,000
---------------------------------------------------------------------------------------------------------------------------
Bank of Nova Scotia                   8%     $4,000,000     $3,600,000          8%     $2,400,000         8%    $10,000,000
---------------------------------------------------------------------------------------------------------------------------
Bank One, N.A.                        8%     $4,000,000     $3,600,000          8%     $2,400,000         8%    $10,000,000
---------------------------------------------------------------------------------------------------------------------------
The Chase Manhattan Bank              8%     $4,000,000     $3,600,000          8%     $2,400,000         8%    $10,000,000
---------------------------------------------------------------------------------------------------------------------------
Lloyds TSB Bank PLC                   8%     $4,000,000     $3,600,000          8%     $2,400,000         8%    $10,000,000
---------------------------------------------------------------------------------------------------------------------------
National City Bank of Kentucky        8%     $4,000,000     $3,600,000          8%     $2,400,000         8%    $10,000,000
---------------------------------------------------------------------------------------------------------------------------
Family Bank, FSB                      8%     $4,000,000     $3,600,000          8%     $2,400,000         8%    $10,000,000
---------------------------------------------------------------------------------------------------------------------------
      TOTAL                         100%    $50,000,000    $45,000,000        100%    $30,000,000       100%   $125,000,000
---------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE 1A


      1.    SCI Systems, Inc.

      2.    Celestica International Inc.

      3.    Solectron Technology, Inc.

      4.    Flextronics International LTD

      5.    Flextronics International USA, Inc.

      6.    Dovatron Manufacturing

      7.    SMT Centre Inc.

      8.    Nokia Networks

      9.    BMW

      10.   Bosch

      11.   Sanmina Corp.

      12.   Claas

      13.   Seagate Technology International

      14.   Benchmark Electronics, Inc.

                    SCHEDULE 9.3 Title to Properties; Leases

      GenRad will be assuming the lessees' obligations under three real property leases in connection with its acquisition of Sierra and Nicolet. The properties subject to the assumed leases are located at the following addresses:

      1.    8221 Arjons Drive, Suites E and F, San Diego, CA;

      2.    780 Montague Expressway, Suite 601, San Jose, CA; and

      3.    59 Power Road, Westford, MA.

      Attached is a description of real property leased by Subsidiaries.

Company             Lease Company          Address/              End        Annual
(Lessee)            (Lessor)               Description           Date       Amount
--------            -------------          -----------           ----       ------
Genrad Ltd          Royal London Asset     Orion Business        30/03/12   498,824
                    Management             Park, Bird Hall                  GBP
                                           Lane, Stockport

Genrad Ltd          Prudential Property    Foundation            30/08/14   518,400
                    Management             Park, Maidenhead                 GBP

Genrad Europe Ltd   Immocar, SCI           6 Rue Vincent Van     06/01/06   937,412
(French Branch)                            Gogh, 93364                      FRF
                                           Neuilly
                                           Plaisance, Cedex,
                                           Paris

Genrad Europe Ltd   Vermietungs- und       Niederlassung         30/09/03   536,532
(German Branch)     Verwaltungsgesellscha  Deutschland, Local               DEM
                    ft & Co                Customer
                                           Center, Adalperostr
                                           asse 29, 85737
                                           Ismaning, Germany

Genrad Europe Ltd   Hannelure und Julius-  Antonie-Mobis-        6mths      9,348
(German Branch)     Robert Hinz            Weg 5,22523           notice     DEM
                                           Hamburg

Genrad Europe Ltd   La Cassa Nazionale di  Sede Italiana, Via    28/02/06   47,251,2
(Italy Branch)      Previdenza ed          Piero, Portaluppi, 11            00 ITL
                    Assistenza             /2 20138 Milano
                                           MI, Italy

Genrad Europe Ltd   Schweizerische         Drahtzugstrasse       30/09/04   583,824
(Swiss Branch)      Ruckversicherungs-     18, CH-                          CHF
                    Gesellschaft           8008, Zuerich

                            SCHEDULE 9.7 - Litigation

      The Lemelson Medical, Education, & Research Foundation, L.P. ("Lemelson") has brought to GenRad's attention a number of patents allegedly owned by Lemelson. Lemelson has asserted that using bar-code readers and related machine-vision techniques in circuit-board manufacture would infringe claims of one or more of these patents, and it is seeking payment for a license. GenRad does use such readers and some machine-vision inspection in its manufacturing, and it includes bar-code readers in some of its products. However, it is GenRad's understanding that no court in any of the many infringement actions that Lemelson has brought has adopted the position asserted in Lemelson's contact letter. GenRad also understands that Lemelson has consistently settled instead of having that position actually tested in court and that other manufacturers are nonetheless actively seeking to have those patents held invalid. Although the royalty rates set forth in Lemelson's initial contact letter are small fractions of a percent, GenRad is reviewing its rights to indemnification from its bar-code-reader suppliers.

      The following matters have been disclosed to GenRad in connection with the Nicolet Acquisition:

      Sierra has received notice from three customers (Adaptec, Inc. (March 4, 1999), SCI Systems, Inc. (April 13, 1999) and Jabil Circuit, Inc.(July 27,
      1999)) and Nicolet has received notice from one customer (Group Technologies Corporation (March 2, 2000)) that each such customer has purchased equipment from Sierra or Nicolet, or in the case of Jabil, both Sierra and Nicolet, and has been named, or threatened to be named, as a defendant in a patent infringement suit with Lemelson Medical, Education & Research Foundation, Limited Partnership as the plaintiff. Each such customer has made a request for indemnification from Sierra or Nicolet with respect to such matters.

      Thermo Electron Corporation and its affiliates have received letters, dated June 10, 1998, September 11, 1998, October 7, 1998, October 26, 1999, January 13, 2000 and February 8, 2000, from counsel to Jerome H. Lemelson, Lemelson Medical, Education & Research Fundation, Limited Partnership and their affiliates (collectively, "Lemelson") alleging infringement by Thermo Electron Corporation and its affiliates of patents held by Lemelson and offering a licensing arrangement to settle the alleged infringement.

      A possible contractual and patent infringement may exist, arising from an agreement with MediXtec regarding its use of two of Nicolet' patents. MediXtec and Nicolet came to an agreement on the issue, but MediXtec has been acquired by Dage which has not responded as to whether it intends to honor the MediXtec/Nicolet agreement.

                              SCHEDULE 9.10 - Taxes

      GenRad Europe Limited has one outstanding German income tax return. The return is in the process of being prepared. No tax will be due as the company had a loss for 1998.

                      SCHEDULE 9.14 - Certain Transactions

                                      NONE.

                    SCHEDULE 9.17 - Environmental Compliance

                                      NONE.

                         SCHEDULE 9.18(a) - Subsidiaries

Co Name                Country of Incorporation   Office
--------------------------------------------------------

GenRad LTD             England &                    A
                       Wales

GenRad Europe LTD      England &                    A
                       Wales

GenRad Holdings LTD    England &                    A
                       Wales

Mitron Europe LTD      England &                    A
                       Wales

Mastertech Automotive  England &                    A
LTD                    Wales

Motor Industry         England &                    A
Services LTD           Wales

GenRad France SA       France                       B

GenRad GmbH            Germany                      C

GenRad Benelux BV      Netherlands                  D

GenRad China LTD       China                        E

GenRad Canada LTD      Canada                       E

GenRad Mexico Inc.     Delaware                     E

GenRad Asia Pacific    Singapore                    F
PTE

Genrad Ireland LTD     Ireland                      E

Registered Office A

Orion Business Park
Bird Hall Lane
Stockport
Cheshire
SK3 OXG
England

Registered Office B

6 rue Vincent Van
Gogh
93364 Neuilly Plaisance Cedex
Paris
France

Registered Office C

Adalpero Strasse 29

85737 Ismaning
Germany

Registered Office D

Het Voorburg 7
4101 KK Culemborg
Netherlands

Chief Executive
Office E

Genrad Inc.
7 technology Park
Drive
Westford Ma
01886+A24

Registered Office F

73 Science Park Drive
#03-04 Cintech
Building
Singapore Science
Park
Singapore 118254

                        SCHEDULE 9.18(b) - Joint Ventures

                                      NONE.

                          SCHEDULE 11.1 - Indebtedness

      BankBoston Credit Line Balance as of 3/1/00 - $ (5,555,000.00)

      Intercompany Loans due to GenRad, Inc. (Westford) under revolving credit agreements with GenRad Limited and GenRad Europe LTD for the amounts of a maximum credit facility of $15M USD and $ 33M USD, respectively.

      The current outstanding amounts on the Revolving Loans are as follows:

      GenRad Limited owes to GenRad Inc:

      3,501,390.52 GBP @ market value as of March 2, 2000 =   5,519,241.87 USD

      GenRad Europe Limited owes to GenRad Inc:

      11,303,078.32 GBP @ market value of March 2, 2000 =    17,817,042.36 USD

      7,721,888.66 Euro @ market value of March 2, 2000 =     7,451,622.56 USD

      150,000 CHF @ market value of March 2, 2000 =              90,165.00 USD
                                                            ------------------
                                                            $25,358,829.92 USD

Indebtedness of UK Subsidiaries:

GenRad LTD Bank Loan with BankBoston, London in Pounds Sterling plus quarterly interest payment at the current Libor rate plus a reserve asset cost and margin.

      Total Loan Outstanding = 3,262,500 GBP @ market value = 5,158,991.25

Mastertech Loan, Barclay's Bank for 90,357 GBP @ market value = 142,881.52

                         SCHEDULE 11.2 - Existing Liens

                            See UCC-11 Search Results

                   SCHEDULE 11.3 - Restrictions on Investments

      Sweep Overnight Investment Debit into BankBoston 1784 Fund 1,622,244.05 as of February 29, 2000.

      Securities, Funds Held by Money Markets and other investments currently held in Brokerage Accounts and managed by the following brokers:

--------------------------------------------------------------------------------
Broker (if Applicable)            Address              Account number
---------------------------------------------------------------------------
   Thomas Weisel Partners      One Montgomery Street,          781-03222
                              San Francisco, CA 94104
   Stock BuyBack Program
--------------------------------------------------------------------------------
   Merrill Lynch - handles     9601 5. Meridian Blvd,          818-07D58
  the stock transaction on      Englewood, CO 80112
   any sale or exercise of
     stock by employee
--------------------------------------------------------------------------------
    Equiserve - Holds and      150 Royall Canton, MA              N/A
issues certificates of stock          02021
      for employees who
  purchase or receive stock
         options
--------------------------------------------------------------------------------

                             STOCK PLEDGE AGREEMENT

      This STOCK PLEDGE AGREEMENT is made as of March 24, 2000, by and between GenRad, Inc., a Massachusetts corporation (the "Company"), and Fleet National Bank, a national banking association, as agent (hereinafter, in such capacity, the "Agent") for itself and the other lending institutions (hereinafter, collectively, the "Banks") which are or may become parties to that certain Revolving Credit and Term Loan Agreement, dated as of March 24, 2000 (as amended and in effect from time to time, the "Credit Agreement"), among the Company, GenRad Holdings Limited ("Holdings"), a corporation organized under the laws of England and Wales, GenRad Europe Limited ("GenRad Europe"), a corporation organized under the laws of England and Wales, and GenRad Limited ("GenRad Ltd." and together with Holdings and GenRad Europe, the "Borrowing Subsidiaries"), a corporation organized under the laws of England and Wales, the Banks and the Agent.

      WHEREAS, the Company is the direct or indirect legal and beneficial owner of substantially all of the issued and outstanding shares of each class of the capital stock of each of the entities described on Annex A (the "Subsidiaries"); and

      WHEREAS, it is a condition precedent to the Banks making any loans or otherwise extending credit to the Company and the Borrowing Subsidiaries under the Credit Agreement that the Company execute and deliver to the Agent, for the benefit of the Banks and the Agent, a pledge agreement in substantially the form hereof; and

      WHEREAS, the Company wishes to grant pledges and security interests in favor of the Agent, for the benefit of the Banks and the Agent, as herein provided;

      NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Pledge of Stock, etc.

            1.1. Pledge of Stock. The Company hereby pledges, assigns, grants a security interest in, and, except as expressly set forth in the last sentence of this ss.1.1, delivers to the Agent, for the benefit of the Banks and the Agent, all of the shares of capital stock of the Subsidiaries of every class, as more fully described on Annex A hereto, to be held by the Agent, for the benefit of the Agent and the Banks, subject to the terms and conditions hereinafter set forth, provided, however, that notwithstanding anything to the contrary contained in this ss.1.1, the Company shall, subject to ss.1.2, be required to pledge only sixty five percent (65%) of the shares of the capital stock of any Foreign Subsidiary to secure the Company's Obligations under the Credit Agreement, and shall pledge 100% of the shares of the capital stock of the Foreign Subsidiaries to secure the European Obligations. Except for the certificates representing the capital stock of the Subsidiaries set forth on Part II of Annex A hereto, the certificates for such shares accompanied by stock powers or other appropriate instruments of transfer or assignment thereof duly executed in blank by the Company, have been delivered to the Agent and, in addition, the Company hereby covenants that in the event any Subsidiary set forth on Part II of Annex A becomes an active Subsidiary, or the Agent, in its sole and absolute discretion reasonably determines that such Subsidiary is a material Subsidiary, the Company will immediately upon such Subsidiary becoming an active Subsidiary or upon the Agent's request, as the case may be, deliver to the Agent the certificates for such shares of such Subsidiary accompanied by stock powers or other appropriate instruments of transfer or assignment thereof duly executed in blank by the Company.

            1.2. Additional Stock. In case the Company shall acquire any additional shares of the capital stock of any Subsidiary or corporation which is the successor of any Subsidiary, or any securities exchangeable for or convertible into shares of such capital stock of any class of any Subsidiary, by purchase, stock dividend, stock split or otherwise, then the Company shall forthwith deliver to and pledge such shares or other securities to the Agent in the relevant percentages specified in ss.1.1 above, for the benefit of the Banks and the Agent, under this Agreement and shall deliver to the Agent forthwith any certificates therefor accompanied by stock powers or other appropriate instruments of transfer or assignment duly executed by the Company in blank. The Company agrees that the Agent may from time to time attach as Annex A hereto an updated list of the shares of capital stock or securities at the time pledged with the Agent hereunder. In addition, the Company hereby agrees that upon the occurrence and continuation of an Event of Default under the Credit Agreement, the Company shall, if so requested by the Agent, forthwith pledge and deliver to the Agent, for the benefit of the Agent and the Banks, all shares of the capital stock of any Foreign Subsidiary owned by the Company and not previously pledged and delivered pursuant to ss.1.1 above, if any, together with stock powers or other instruments of assignment therefor, duly executed in blank.

            1.3. Pledge of Cash Collateral Account. The Company also hereby pledges, assigns, grants a security interest in, and delivers to the Agent, for the benefit of the Banks and the Agent, the Cash Collateral Account and all of the Cash Collateral as such terms are hereinafter defined.

      2. Definitions. The term "Obligations" and all other capitalized terms used herein without definition shall have the respective meanings provided therefor in the Credit Agreement. Terms used herein and not defined in the Credit Agreement or otherwise defined herein that are defined in the Uniform Commercial Code of The Commonwealth of Massachusetts (the "Massachusetts UCC") shall have such defined meanings herein, unless the context otherwise indicated or requires, and the following terms shall have the following meanings:

      Cash Collateral. See ss.4.

      Cash Collateral Account. See ss.4.

      Stock. Includes the shares of stock described in Annex A attached hereto and any additional shares of stock at the time pledged with the Agent hereunder.

      Stock Collateral. The property at any time pledged to the Agent hereunder (whether described herein or not) and all income therefrom, increases therein and proceeds thereof, including without limitation that included in Cash Collateral, but excluding from the definition of "Stock Collateral" any income, increases or proceeds received by the Company to the extent expressly permitted by ss.6.

      Time Deposits. See ss.4.

      3. Security for Obligations. This Agreement and the security interest in and pledge of the Stock Collateral hereunder are made with and granted to the Agent, for the benefit of the Banks and the Agent, as security for the payment and performance in full of all the Obligations.

      4. Liquidation, Recapitalization, etc.

            4.1. Distributions Paid to Agent. Any sums or other property paid or distributed upon or with respect to any of the Stock, whether by dividend or redemption or upon the liquidation or dissolution of the issuer thereof or otherwise, shall, except to the limited extent provided in ss.6, be paid over and delivered to the Agent to be held by the Agent, for the benefit of the Banks and the Agent, as security for the payment and performance in full of all of the Obligations. In case, pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization thereof, any distribution of capital shall be made on or in respect of any of the Stock or any property shall be distributed upon or with respect to any of the Stock, the property so distributed shall be delivered to the Agent, for the benefit of the Banks and the Agent, to be held by it as security for the Obligations. Except to the limited extent provided in ss.6, all sums of money and property paid or distributed in respect of the Stock, whether as a dividend or upon such a liquidation, dissolution, recapitalization or reclassification or otherwise, that are received by the Company shall, until paid or delivered to the Agent, be held in trust for the Agent, for the benefit of the Banks and the Agent, as security for the payment and performance in full of all of the Obligations.

            4.2. Cash Collateral Account. All sums of money that are delivered to the Agent pursuant to this ss.4 shall be deposited into an interest bearing account with the Agent (the "Cash Collateral Account"). Some or all of the funds from time to time in the Cash Collateral Account may be invested in time deposits, including, without limitation, certificates of deposit issued by the Agent (such certificates of deposit or other time deposits being hereinafter referred to, collectively, as "Time Deposits"), that are satisfactory to the Agent after consultation with the Company, provided, that, in each such case, arrangements satisfactory to the Agent are made and are in place to perfect and to insure the first priority of the Agent's security interest therein. Interest earned on the Cash

      Collateral Account and on the Time Deposits, and the principal of the Time Deposits at maturity that is not invested in new Time Deposits, shall be deposited in the Cash Collateral Account. The Cash Collateral Account, all sums from time to time standing to the credit of the Cash Collateral Account, any and all Time Deposits, any and all instruments or other writings evidencing Time Deposits and any and all proceeds or any thereof are hereinafter referred to as the "Cash Collateral."

            4.3. Company's Rights to Cash Collateral, etc. Except as otherwise expressly provided in ss.15, the Company shall have no right to withdraw sums from the Cash Collateral Account, to receive any of the Cash Collateral or to require the Agent to part with the Agent's possession of any instruments or other writings evidencing any Time Deposits.

      5. Warranty of Title; Authority. The Company hereby represents and warrants that: (a) the Company has good and marketable title to, and is the sole record and beneficial owner of, the Stock described in ss.1, subject to no pledges, liens, security interests, charges, options, restrictions or other encumbrances except the pledge and security interest created by this Agreement,
(b) all of the Stock described in ss.1 is validly issued, fully paid and non-assessable, (c) the Company has full power, authority and legal right to execute, deliver and perform its obligations under this Agreement and to pledge and grant a security interest in all of the Stock Collateral pursuant to this Agreement, and the execution, delivery and performance hereof and the pledge of and granting of a security interest in the Stock Collateral hereunder have been duly authorized by all necessary corporate or other action and do not contravene any law, rule or regulation or any provision of the Company's charter documents or by-laws or of any judgment, decree or order of any tribunal or of any agreement or instrument to which the Company is a party or by which it or any of its property is bound or affected or constitute a default thereunder, and (d) the information set forth in Annex A hereto relating to the Stock is true, correct and complete in all respects. The Company covenants that it will defend the rights of the Banks and the Agent and security interest of the Agent, for the benefit of the Banks and the Agent, in such Stock against the claims and demands of all other persons whomsoever. The Company further covenants that it will have the like title to and right to pledge and grant a security interest in the Stock Collateral hereafter pledged or in which a security interest is granted to the Agent hereunder and will likewise defend the rights, pledge and security interest thereof and therein of the Banks and the Agent.

      6. Dividends, Voting, etc., Prior to Maturity. So long as no Event of Default shall have occurred and be continuing, the Company shall be entitled to receive all cash dividends paid in respect of the Stock, to vote the Stock and to give consents, waivers and ratifications in respect of the Stock; provided, however, that no vote shall be cast or consent, waiver or ratification given by the Company if the effect thereof would in the reasonable judgment of the Agent impair any of the Stock Collateral or be inconsistent with or result in any violation of any of the provisions of the Credit Agreement, the Notes or any of the other Loan Documents. All such rights of the Company to receive cash dividends shall cease in case an Event of Default shall have occurred and be continuing. All such rights of the Company to vote and give consents, waivers and ratifications with respect to the Stock shall, at the Agent's option, as evidenced by the Agent's notifying the Company of such election, cease in case an Event of Default shall have occurred and be continuing.

      7. Remedies.

            7.1. In General. If an Event of Default shall have occurred and be continuing, the Agent shall thereafter have the following rights and remedies (to the extent permitted by applicable law) in addition to the rights and remedies of a secured party under the Massachusetts UCC, all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently, at such time or times as the Agent deems expedient:

                  (a) if the Agent so elects and gives notice of such election to the Company, the Agent may vote any or all shares of the Stock (whether or not the same shall have been transferred into its name or the name of its nominee or nominees) for any lawful purpose, including, without limitation, if the Agent so elects, for the liquidation of the assets of the issuer thereof, and give all consents, waivers and ratifications in respect of the Stock and otherwise act with respect thereto as though it were the outright owner thereof (the Company hereby irrevocably constituting and appointing the Agent the proxy and attorney-in-fact of the Company, with full power of substitution, to do so);

                  (b) the Agent may demand, sue for, collect or make any
            compromise or settlement the Agent deems suitable in respect of any Stock Collateral;

                  (c) the Agent may sell, resell, assign and deliver, or
            otherwise dispose of any or all of the Stock Collateral, for cash or credit or both and upon such terms at such place or places, at such time or times and to such entities or other persons as the Agent thinks expedient, all without demand for performance by the Company or any notice or advertisement whatsoever except as expressly provided herein or as may otherwise be required by law;

                  (d) the Agent may cause all or any part of the Stock held by it to be transferred into its name or the name of its nominee or nominees; and

                  (e) the Agent may set off against the Obligations any and all sums deposited with it or held by it, including without limitation, any sums standing to the credit of the Cash Collateral Account and any Time Deposits issued by the Agent.

            7.2. Sale of Stock Collateral. In the event of any disposition of the Stock Collateral as provided in clause (c) of ss.7.1, the Agent shall give to the Company at least ten (10) Business Days prior written notice of the time and place of any public sale of the Stock Collateral or of the time after which any private sale or any other intended disposition is to be made. The Company hereby acknowledges that ten (10) Business Days prior written notice of such sale or sales shall be reasonable notice. The Agent may enforce its rights hereunder without any other notice and without compliance with any other condition precedent now or hereunder imposed by statute, rule of law or otherwise (all of which are hereby expressly waived by the Company, to the fullest extent permitted by law). The Agent or any Bank may buy any part or all of the Stock Collateral for cash at any public sale and if any part or all of the Stock Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely-distributed standard price quotations, the Agent may buy at private sale and may make payments thereof by any means. The Agent may apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling and the like, to reasonable attorneys' fees, travel and all other reasonable expenses which may be incurred by the Agent in attempting to collect the Obligations or to enforce this Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement, and then to the Obligations pursuant to ss.15.4 of the Credit Agreement. Only after such applications, and after payment by the Agent of any amount required by ss.9-504(1)(c) of the Massachusetts UCC, need the Agent account to the Company for any surplus. To the extent that any of the Obligations are to be paid or performed by a person other than the Company, the Company waives and agrees not to assert any rights or privileges which it may have under ss.9-112 of the Massachusetts UCC.

            7.3. Registration of Stock. If the Agent shall determine to exercise its right to sell any or all of the Stock pursuant to this ss.7, and if in the opinion of counsel for the Agent it is necessary, or if in the reasonable opinion of the Agent it is advisable, to have the Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Company agrees to use its best efforts to cause the issuer or issuers of the Stock contemplated to be sold, to execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all at the Company's expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of the Agent, advisable to register such Stock under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for a period of nine (9) months from the date such registration statement became effective, and to make all amendments thereto or to the related prospectus or both that, in the reasonable opinion of the Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Company agrees to use its best efforts to cause such issuer or issuers to comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction which the Agent shall reasonably designate and to cause such issuer or issuers to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

            7.4. Private Sales. The Company recognizes that the Agent may be unable to effect a public sale of the Stock by reason of certain prohibitions contained in the Securities Act, federal banking laws, and other applicable laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers. The Company agrees that any such private sales may be at prices and other terms less favorable to the seller than if sold at public sales and that such private sales shall not by reason thereof be deemed not to have been made in a commercially reasonable manner. The Agent shall be under no obligation to delay a sale of any of the Stock for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act, or such other federal banking or other applicable laws, even if the issuer would agree to do so. Subject to the foregoing, the Agent agrees that any sale of the Stock shall be made in a commercially reasonable manner, and the Company agrees to use its best efforts to cause the issuer or issuers of the Stock contemplated to be sold, to execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all at the Company's expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of the Agent, advisable to exempt such Stock from registration under the provisions of the Securities Act, and to make all amendments to such instruments and documents which, in the opinion of the Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Company further agrees to use its best efforts to cause such issuer or issuers to comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction which the Agent shall reasonably designate and, if required, to cause such issuer or issuers to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

            7.5. Company's Agreements, etc. The Company further agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make any sales of any portion or all of the Stock pursuant to this ss.7 valid and binding and in compliance with any and all applicable laws (including, without limitation, the Securities Act, the Securities Exchange Act of 1934, as amended, the rules and regulations of the Securities and Exchange Commission applicable thereto and all applicable state securities or "Blue Sky" laws), regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Company's expense. The Company further agrees that a breach of any of the covenants contained in this ss.7 will cause irreparable injury to the Agent and the Banks, that the Agent and the Banks have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this ss.7 shall be specifically enforceable against the Company by the Agent and the Company hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

      8. Marshalling. Neither the Agent nor any Bank shall be required to marshal any present or future collateral security for (including but not limited to this Agreement and the Stock Collateral), or other assurances of payment of, the Obligations or any of them, or to resort to such collateral security or other assurances of payment in any particular order. All of the Agent's rights hereunder and of the Banks and the Agent in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Company hereby agrees that it will not invoke any law relating to the marshalling of collateral that might cause delay in or impede the enforcement of the Agent's rights under this Agreement or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and to the extent that it lawfully may the Company hereby irrevocably waives the benefits of all such laws.

      9. Company's Obligations Not Affected. The obligations of the Company hereunder shall remain in full force and effect without regard to, and shall not be impaired by (a) any exercise or nonexercise, or any waiver, by the Agent or any Bank of any right, remedy, power or privilege under or in respect of any of the Obligations or any security thereof (including this Agreement); (b) any amendment to or modification of the Credit Agreement, the Note, the other Loan Documents or any of the Obligations; (c) any amendment to or modification of any instrument (other than this Agreement) securing any of the Obligations, including, without limitation, any of the Security Documents; or (d) the taking of additional security for, or any other assurances of payment of, any of the Obligations or the release or discharge or termination of any security or other assurances of payment or performance for any of the Obligations; whether or not the Company shall have notice or knowledge of any of the foregoing.

      10. Transfer, etc., by Company. Without the prior written consent of the Agent, the Company will not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or pledge or grant any security interest in or otherwise encumber or restrict any of the Stock Collateral or any interest therein, except for the pledge thereof and security interest therein provided for in this Agreement.

      11. Further Assurances. The Company will do all such acts, and will furnish to the Agent all such financing statements, certificates, legal opinions and other documents and will obtain all such governmental consents and corporate approvals and will do or cause to be done all such other things as the Agent may reasonably request from time to time in order to give full effect to this Agreement and to secure the rights of the Banks and the Agent hereunder, all without any cost or expense to the Agent or any Bank. If the Agent so elects, a photocopy of this Agreement may at any time and from time to time be filed by the Agent as a financing statement in any recording office in any jurisdiction.

      12. Agent's Exoneration. Under no circumstances shall the Agent be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Stock Collateral of any nature or kind or any matter or proceedings arising out of or relating thereto, other than (a) to exercise reasonable care in the physical custody of the Stock Collateral and (b) after a Default or an Event of Default shall have occurred and be continuing to act in a commercially reasonable manner. Neither the Agent nor any Bank shall be required to take any action of any kind to collect, preserve or protect its or the Company's rights in the Stock Collateral or against other parties thereto. The Agent's prior recourse to any part or all of the Stock Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of any of the Obligations.

      13. No Waiver, etc. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a written instrument expressly referring to this Agreement and to the provisions so modified or limited, and executed by the Agent, with the consent of the Majority Banks, and the Company. No act, failure or delay by the Agent shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by the Agent of any default or right or remedy that it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion. The Company hereby waives presentment, notice of dishonor and protest of all instruments, included in or evidencing any of the Obligations or the Stock Collateral, and any and all other notices and demands whatsoever (except as expressly provided herein or in the Credit Agreement).

      14. Notice, etc. All notices, requests and other communications hereunder shall be made in the manner set forth in ss.21 of the Credit Agreement.

      15. Termination. Upon final payment and performance in full of the Obligations, this Agreement shall terminate and the Agent shall, at the Company's request and expense, return such Stock Collateral in the possession or control of the Agent as has not theretofore been disposed of pursuant to the provisions hereof, together with any moneys and other property at the time held by the Agent hereunder.

      16. Overdue Amounts. Until paid, all amounts due and payable by the Company hereunder shall be a debt secured by the Stock Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Credit Agreement.

      17. Governing Law; Consent to Jurisdiction. THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. The Company agrees that any suit for the enforcement of this Agreement may be brought in the courts of The Commonwealth of Massachusetts or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Company by mail at the address specified in ss.21 of the Credit Agreement. The Company hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

      18. Waiver of Jury Trial. THE COMPANY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Company waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Company (a) certifies that neither the Agent or any Bank nor any representative, agent or attorney of the Agent or any Bank has represented, expressly or otherwise, that the Agent or any Bank would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that, in entering into the Credit Agreement and the other Loan Documents to which the Agent is a party, the Agent and the Banks are relying upon, among other things, the waivers and certifications contained in this ss.18.

      19. Miscellaneous. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Company and its respective successors and assigns, and shall inure to the benefit of the Agent and the Banks and their respective successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall be in no way affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Company acknowledges receipt of a copy of this Agreement.

      IN WITNESS WHEREOF, intending to be legally bound, the Company and the Agent have caused this Stock Pledge Agreement to be executed as of the date first above written.

                                      GENRAD, INC.

                                      By: /s/ Walter A. Shephard
                                          --------------------------------------
                                          Name:
                                          Title:


                                      FLEET NATIONAL BANK, as Agent

                                      By:
                                          --------------------------------------
                                          Debra E. DelVecchio,
                                          Vice President

      IN WITNESS WHEREOF, intending to be legally bound, the Company and the Agent have caused this Stock Pledge Agreement to be executed as of the date first above written.

                                      GENRAD, INC.

                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                      FLEET NATIONAL BANK, as Agent

                                      By: /s/ Debra E. DelVecchio
                                          --------------------------------------
                                          Debra E. DelVecchio,
                                          Vice President

      The undersigned Subsidiaries hereby join in the above Agreement for the sole purpose of consenting to and being bound by the provisions of ss.ss.4.1, 6 and 7 thereof, the undersigned hereby agreeing to cooperate fully and in good faith with the Agent and the Company in carrying out such provisions.

                                      GENRAD HOLDINGS, LTD.
                                      TAVSTOCK LIMITED
                                      MASTERTECH LTD.
                                      GENRAD MEXICO, INC.
                                      GENRAD CANADA, LTD.
                                      GENRAD FRANCE, S.A.
                                      GENRAD BENELUX BV
                                      GENRAD GmbH
                                      GENRAD ASIA PTE LTD
                                      GENRAD CHINA LTD.

                                      By: /s/ Walter A. Shephard
                                          --------------------------------------
                                          Name:
                                          Title:

                           ANNEX A TO PLEDGE AGREEMENT

      None of the issuers has any authorized, issued or outstanding shares of its capital stock of any class or any commitments to issue any shares of its capital stock of any class or any securities convertible into or exchangeable for any shares of its capital stock of any class except as otherwise stated in this Annex A.

                                     PART I

----------------------------------------------------------------------------------------------------------------------------
                                                                       Number of    Number of     Number of       Par or
                                      Record             Class of     Authorized      Issued     Outstanding   Liquidation
        Issuer                         Owner              Shares        Shares        Shares       Shares         Value
----------------------------------------------------------------------------------------------------------------------------
GenRad Mexico, Inc.               GenRad, Inc.            common           1,000          100          100     $.01
----------------------------------------------------------------------------------------------------------------------------
GenRad Canada, Ltd.               GenRad, Inc.            common          30,000       30,000       30,000     no par
----------------------------------------------------------------------------------------------------------------------------
GenRad Holdings, Ltd.             GenRad, Inc.            ordinary     7,315,441    6,884,256    6,884,256     (pound)1.00
----------------------------------------------------------------------------------------------------------------------------
Mastertech Automotive Limited     GenRad, Inc.            ordinary        50,000          100          100     (pound).02
----------------------------------------------------------------------------------------------------------------------------
GenRad Asia PTE Ltd.              GenRad, Inc.            ordinary       100,000            2            2     S$1.00
----------------------------------------------------------------------------------------------------------------------------
GenRad (China) Ltd.(1)            GenRad, Inc.            ordinary        10,000       10,000       10,000     HK$1.00
----------------------------------------------------------------------------------------------------------------------------
Tavstock Limited(2)               GenRad, Inc.            ordinary       100,000          100          100     IR(pound)1.00
----------------------------------------------------------------------------------------------------------------------------
GenRad Limited                    GenRad Holdings Ltd.    ordinary        50,000       50,000       50,000     (pound)1.00
----------------------------------------------------------------------------------------------------------------------------
GenRad Europe Limited             GenRad Holdings Ltd.    ordinary     2,050,000    2,000,100    2,000,100     (pound)1.00
----------------------------------------------------------------------------------------------------------------------------
[ILLEGIBLE] Europe Limited        GenRad Holdings Ltd.    ordinary     1,000,000      347,752      347,752     (pound)1.00
----------------------------------------------------------------------------------------------------------------------------
Motor Industry Services Limited   Mastertech Automotive   ordinary         1,000            1            1     (pound)1.00
                                    Limited
----------------------------------------------------------------------------------------------------------------------------

                                    PART II

----------------------------------------------------------------------------------------------------------------------------
                                                                       Number of    Number of     Number of       Par or
                                      Record             Class of     Authorized      Issued     Outstanding   Liquidation
        Issuer                         Owner              Shares        Shares        Shares       Shares         Value
----------------------------------------------------------------------------------------------------------------------------
GenRad GmbH
----------------------------------------------------------------------------------------------------------------------------
GenRad Benelux BV
----------------------------------------------------------------------------------------------------------------------------
GenRad France, S.A.
----------------------------------------------------------------------------------------------------------------------------

----------
(1) Two shares issued to Walter A. Shephard and held by him for the benefit of GenRad, Inc.

(2) One share issued to Paul Jones and held by him for the benefit of GenRad, Inc.

                               SECURITY AGREEMENT

      SECURITY AGREEMENT, dated as of March 24, 2000, between GenRad, Inc., a Massachusetts corporation (the "Company"), and Fleet National Bank, a national banking association, as agent (hereinafter, in such capacity, the "Agent") for itself and the other lending institutions (hereinafter, collectively, the "Banks") which are or may become parties to that certain Revolving Credit and Term Loan Agreement, dated as of March 24, 2000 (as amended and in effect from time to time, the "Credit Agreement"), among the Company, GenRad Holdings Limited ("Holdings"), a corporation organized under the laws of England and Wales, GenRad Europe Limited ("GenRad Europe"), a corporation organized under the laws of England and Wales, and GenRad Limited ("GenRad Ltd." and together with the Holdings and GenRad Europe, the "Borrowing Subsidiaries"), a corporation organized under the laws of England and Wales, the Banks and the Agent.

      WHEREAS, it is a condition precedent to the Banks making any loans or otherwise extending credit to the Company and the Borrowing Subsidiaries under the Credit Agreement that the Company execute and deliver to the Agent, for the benefit of the Banks and the Agent, a security agreement in substantially the form hereof; and

      WHEREAS, the Company wishes to grant security interests in favor of the Agent, for the benefit of the Banks and the Agent, as herein provided;

      NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Definitions. All capitalized terms used herein without definitions shall have the respective meanings provided therefor in the Credit Agreement. All terms defined in the Uniform Commercial Code of the Commonwealth of Massachusetts and used herein shall have the same definitions herein as specified therein; provided, however, that the term "instrument" shall be such term as defined in Article 9 of the Uniform Commercial Code of such jurisdiction rather than Article 3.

      2. Grant of Security Interest.

            2.1. Collateral Granted. The Company hereby grants to the Agent, for the benefit of the Banks and the Agent, to secure the payment and performance in full of all of the Obligations, a security interest in and so pledges and assigns to the Agent, for the benefit of the Banks and the Agent, the following properties, assets and rights of the Company, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereinafter called the "Collateral"):

                  All personal and fixture property of every kind and nature including without limitation all furniture, fixtures, equipment, raw materials, inventory, other goods, accounts, contract rights, rights to the payment of money, insurance refund claims and all other insurance claims and proceeds, tort claims, chattel paper, documents, instruments, securities and other investment property, deposit accounts, rights to proceeds of letters of credit and all general intangibles including, without limitation, all tax refund claims, license fees, patents, patent applications, trademarks, trademark applications, trade names, copyrights, copyright applications, rights to sue and recover for past infringement of patents, trademarks and copyrights, computer programs, computer software, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which the Company possesses, uses or has authority to possess or use property (whether tangible or intangible) of others or others possess, use or have authority to possess or use property (whether tangible or intangible) of the Company, and all recorded data of any kind or nature, regardless of the medium of recording including, without limitation, all software, writings, plans, specifications and schematics.

            2.2. Delivery of Instruments, etc.

                  (a) Pursuant to the terms hereof, the Company has endorsed, assigned and delivered to the Agent all negotiable or non-negotiable instruments, certificated securities and chattel paper pledged by it hereunder, together with instruments of transfer or assignment duly executed in blank as the Agent may have specified. In the event that the Company shall, after the date of this Agreement, acquire any other negotiable or non-negotiable instruments, certificated securities or chattel paper to be pledged by it hereunder, the Company shall forthwith endorse, assign and deliver the same to the Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Agent may from time to time specify.

                  (b) To the extent that any securities now or hereafter
            acquired by the Company are uncertificated and are issued to the Company or its nominee directly by the issuer thereof, the Company shall cause the issuer to note on its books the security interest of the Agent in such securities and shall cause the issuer, pursuant to an agreement in form and substance satisfactory to the Agent, to agree to comply with instructions from the Agent as to such securities, without further consent of the Company or such nominee. To the extent that any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by the Company are held by the Company or its nominee through a securities intermediary or commodity intermediary, the Company shall, at the request of the Agent, cause such securities intermediary, or (as the case may be) commodity intermediary, pursuant to an agreement in form and substance satisfactory to the Agent, to agree to comply with entitlement orders or other instructions from the Agent as to such securities or other investment property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Agent to such commodity intermediary, without further consent of the Company or such nominee.

                  (c) To the extent that the Company is a beneficiary under any written letter of credit now or hereafter issued in favor of the Company, the Company shall deliver such letter of credit to the Agent. The Agent shall from time to time, at the request and expense of the Company, make such arrangements with the Company as are in the Agent's reasonable judgment necessary and appropriate so that the Company may make any drawing to which the Company is entitled under such letter of credit, without impairment of the Agent's perfected security interest in the Company's rights to proceeds of such letter of credit or in the actual proceeds of such drawing. At the Agent's request, the Company shall, for any letter of credit, whether or not written, now or hereafter issued in favor of the Company as beneficiary, execute and deliver to the issuer and any confirmer of such letter of credit an assignment of proceeds form, in favor of the Agent and satisfactory to the Agent and such issuer or (as the case may be) such confirmer, requiring the proceeds of any drawing under such letter of credit to be paid directly to the Agent for application as provided in the Credit Agreement.

            2.3. Excluded Collateral. Notwithstanding the foregoing provisions of this ss.2, such grant of security interest shall not extend to, and the term "Collateral" shall not include, any chattel paper and general intangibles which are now or hereafter held by the Company as licensee, lessee or otherwise, to the extent that (a) such chattel paper and general intangibles are not assignable or capable of being encumbered as a matter of law or under the terms of the license, lease or other agreement applicable thereto (but solely to the extent that any such restriction shall be enforceable under applicable law), without the consent of the licensor or lessor thereof or other applicable party thereto and (b) such consent has not been obtained; provided, however, that the foregoing grant of security interest shall extend to, and the term "Collateral" shall include, (i) any and all proceeds of such chattel paper and general intangibles to the extent that the assignment or encumbering of such proceeds is not so restricted and (ii) upon any such licensor, lessor or other applicable party consent with respect to any such otherwise excluded chattel paper or general intangibles being obtained, thereafter such chattel paper or general intangibles as well as any and all proceeds thereof that might have theretofore have been excluded from such grant of a security interest and the term "Collateral".

            2.4. Stock Pledge Agreement. Concurrently herewith the Company is executing and delivering to the Agent, for the benefit of the Banks and the Agent, the Stock Pledge Agreements pursuant to which the Company is pledging to the Agent, for the benefit of the Banks and the Agent certain shares of the capital stock of its Subsidiaries. Such pledges shall be governed by the terms of such Stock Pledge Agreements and not by the terms of this Agreement.

            2.5. Patent and Trademark Assignments. Concurrently herewith the Company is also executing and delivering to the Agent, for the benefit of the Banks and the Agent, the Patent Assignment and the Trademark Assignment pursuant to which the Company is assigning to the Agent, for the benefit of the Banks and the Agent, certain Collateral consisting of patents and patent rights and trademarks, service marks and trademark and service mark rights, together with the goodwill appurtenant thereto. The provisions of the Patent Assignment and the Trademark Assignment are supplemental to the provisions of this Agreement, and nothing contained in the Patent Assignment or the Trademark Assignment shall derogate from any of the rights or remedies of the Agent or any of the Banks hereunder. Nor shall anything contained in the Patent Assignment or the Trademark Assignment be deemed to prevent or extend the time of attachment or perfection of any security interest in such Collateral created hereby.

      3. Title to Collateral, etc. The Company is the owner of the Collateral free from any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement and other liens permitted by the Credit Agreement. None of the Collateral constitutes, or is the proceeds of, "farm products" as defined in ss.9-109(3) of the Uniform Commercial Code of the Commonwealth of Massachusetts. Except as set forth on Schedule 3 hereto, none of the account debtors in respect of any accounts, chattel paper or general intangibles and none of the obligors in respect of any instruments included in the Collateral is a governmental authority subject to the Federal Assignment of Claims Act.

      4. Continuous Perfection. The Company's place of business or, if more than one, chief executive office is indicated on the Perfection Certificate delivered to the Agent herewith (the "Perfection Certificate"). The Company will not change the same, or the name, identity or corporate structure of the Company in any manner, without providing at least thirty (30) days prior written notice to the Agent. The Collateral, to the extent not delivered to the Agent pursuant to ss.2.2, will be kept at those locations listed on the Perfection Certificate and the Company will not remove the Collateral from such locations (except in the ordinary course of business consistent with past practices), without providing at least 30 days prior written notice to the Agent.

      5. No Liens. Except for the security interest herein granted and liens permitted by the Credit Agreement, the Company shall be the owner of the Collateral free from any lien, security interest or other encumbrance, and the Company shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Agent or any of the Banks. The Company shall not pledge, mortgage or create, or suffer to exist a security interest in the Collateral in favor of any person other than the Agent, for the benefit of the Banks and the Agent, except for liens permitted by the Credit Agreement.

      6. No Transfers. The Company will not sell or offer to sell or otherwise transfer the Collateral or any interest therein except as expressly permitted by ss.11.5.2 of the Credit Agreement.

      7. Insurance.

            7.1. Maintenance of Insurance. The Company will maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with general practices of businesses engaged in similar activities in similar geographic areas. Such insurance shall be in such minimum amounts that the Company will not be deemed a co-insurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to the Agent. In addition, all such insurance shall be payable to the Agent as loss payee under a "standard" or "New York" loss payee clause for the benefit of the Banks and the Agent. Without limiting the foregoing, the Company will (a) keep all of its physical property insured with casualty or physical hazard insurance on an "all risks" basis, with broad form flood and earthquake coverages and electronic data processing coverage, with a full replacement cost endorsement and an "agreed amount" clause in an amount equal to 100% of the full replacement cost of such property, (b) maintain all such workers' compensation or similar insurance as may be required by law and
      (c) maintain, in amounts and with deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, general public liability insurance against claims of bodily injury, death or property damage occurring, on, in or about the properties of the Company; business interruption insurance; and product liability insurance.

            7.2. Insurance Proceeds. The proceeds of any casualty insurance in respect of any casualty loss of any of the Collateral shall, subject to the rights, if any, of other parties with a prior interest in the property covered thereby, so long as no Default or Event of Default has occurred and is continuing, be disbursed to the Company for direct application by the Company solely to the repair or replacement of the Company's property so damaged or destroyed; provided, however, that cash proceeds in excess of $250,000 in the aggregate received from claims on insurance by the Company which have not been committed (as evidenced by a binding written contract) by the Company within 180 days of receipt of such proceeds to the repair or replacement of the property so damaged or destroyed, or, if so committed, such repair or replacement of the property so damaged or destroyed shall have not commenced within 270 days of receipt of such proceeds pursuant to such binding written contract, shall be paid to the Agent for application pursuant to ss.4.4 of the Credit Agreement.

            7.3. Notice of Cancellation, etc. All policies of insurance shall provide for at least thirty (30) days prior written cancellation notice to the Agent. In the event of failure by the Company to provide and maintain insurance as herein provided, the Agent may, at its option, provide such insurance and charge the amount thereof to the Company. To the extent the Agent decides to provide such insurance the Agent will notify the Borrower of such election, but any failure by the Agent to give such notice shall not in any way impair any of its rights hereunder. The Company shall furnish the Agent with certificates of insurance and policies evidencing compliance with the foregoing insurance provision.

      8. Maintenance of Collateral; Compliance with Law. The Company will keep the Collateral in good order and repair, ordinary wear and tear excepted, and will not use the same in violation of law or any policy of insurance thereon. The Agent, or its designee, may upon prior written notice to the Company inspect the Collateral at any reasonable time, wherever located; provided, however, that such notice shall not be required if a Default or Event of Default shall have occurred and be continuing. The Company will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement. The Company has at all times operated, and the Company will continue to operate, its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances.

      9. Collateral Protection Expenses; Preservation of Collateral.

            9.1. Expenses Incurred by Agent. In its discretion, the Agent may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, make repairs thereto and pay any necessary filing fees. The Company agrees to reimburse the Agent on demand for any and all expenditures so made. The Agent shall have no obligation to the Company to make any such expenditures, nor shall the making thereof relieve the Company of any default.

            9.2. Agent's Obligations and Duties. Anything herein to the contrary notwithstanding, the Company shall remain liable under each contract or agreement comprised in the Collateral to be observed or performed by the Company thereunder. Neither the Agent nor any Bank shall have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Agent or any Bank of any payment relating to any of the Collateral, nor shall the Agent or any Bank be obligated in any manner to perform any of the obligations of the Company under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Agent or any Bank in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Agent or to which the Agent or any Bank may be entitled at any time or times. The Agent's sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under ss.9-207 of the Uniform Commercial Code of the Commonwealth of Massachusetts or otherwise, shall be to deal with such Collateral in the same manner as the Agent deals with similar property for its own account.

      10. Securities and Deposits. The Agent may at any time after the occurrence and during the continuance of an Event of Default, at its option, transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Obligations. After the occurrence and during the continuance of an Event of Default, whether or not any Obligations are due, the Agent may demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from the Agent or any Bank to the Company may at any time be applied to or set off against any of the Obligations.

      11. Notification to Account Debtors and Other Obligors. If an Event of Default shall have occurred and be continuing, the Company shall, at the request of the Agent, notify account debtors on accounts, chattel paper and general intangibles of the Company and obligors on instruments for which the Company is an obligee of the security interest of the Agent in any account, chattel paper, general intangible or instrument and that payment thereof is to be made directly to the Agent or to any financial institution designated by the Agent as the Agent's agent therefor, and the Agent may itself, if an Event of Default shall have occurred and be continuing, without notice to or demand upon the Company, so notify account debtors and obligors. After the making of such a request or the giving of any such notification, the Company shall hold any proceeds of collection of accounts, chattel paper, general intangibles and instruments received by the Company as trustee for the Agent, for the benefit of the Banks and the Agent, without commingling the same with other funds of the Company and shall turn the same over to the Agent in the identical form received, together with any necessary endorsements or assignments. The Agent shall apply the proceeds of collection of accounts, chattel paper, general intangibles and instruments received by the Agent to the Obligations, such proceeds to be immediately entered after final payment in cash or solvent credits of the items giving rise to them.

      12. Further Assurances. The Company, at its own expense, shall do, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as the Agent may require more completely to vest in and assure to the Agent and the Banks their respective rights hereunder or in any of the Collateral, including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and continuation statements under the Uniform Commercial Code, (b) obtaining governmental and other third party consents and approvals, including without limitation any consent of any licensor, lessor or other applicable party referred to in ss.2.3, (c) obtaining waivers from mortgagees and landlords and (d) taking all actions required by Sections 8-313 and 8-321 of the Uniform Commercial Code (1990) or Sections 8-106 and 9-115 of the Uniform Commercial Code (1994), as applicable in each relevant jurisdiction, with respect to certificated and uncertificated securities.

      13. Power of Attorney.

            13.1. Appointment and Powers of Agent. The Company hereby irrevocably constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of the Company or in the Agent's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of the Company, without notice to or assent by the Company, to do the following:

                  (a) upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the Commonwealth of Massachusetts and as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do at the Company' expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve or realize upon the Collateral and the Agent's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as the Company might do, including, without limitation, (i) the filing and prosecuting of registration and transfer applications with the appropriate federal or local agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes, (ii) upon written notice to the Company, the exercise of voting rights with respect to voting securities, which rights may be exercised, if the Agent so elects, with a view to causing the liquidation in a commercially reasonable manner of assets of the issuer of any such securities and (iii) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and

                  (b) to file such financing statements with respect hereto, with or without the Company's signature, or a photocopy of this Agreement in substitution for a financing statement, as the Agent may deem appropriate and to execute in the Company's name such financing statements and amendments thereto and continuation statements which may require the Company's signature.

            13.2. Ratification by Company. To the extent permitted by law, the Company hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

            13.3. No Duty on Agent. The powers conferred on the Agent hereunder are solely to protect the interests of the Agent and the Banks in the Collateral and shall not impose any duty upon the Agent to exercise any such powers. The Agent shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to the Company for any act or failure to act, except for the Agent's own gross negligence or willful misconduct.

      14. Remedies. If an Event of Default shall have occurred and be continuing, the Agent may, without notice to or demand upon the Company, declare this Agreement to be in default, and the Agent shall thereafter have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code, including, without limitation, the right to take possession of the Collateral, and for that purpose the Agent may, so far as the Company can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Agent may in its discretion require the Company to assemble all or any part of the Collateral at such location or locations within the state(s) of the Company's principal office(s) or at such other locations as the Agent may designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Agent shall give to the Company at least ten (10) Business Days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. The Company hereby acknowledges that ten (10) Business Days prior written notice of such sale or sales shall be reasonable notice. In addition, the Company waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Agent's rights hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights with respect thereto. To the extent that any of the Obligations are to be paid or performed by a person other than the Company, the Company waives and agrees not to assert any rights or privileges which it may have under ss.9-112 of the Uniform Commercial Code of the Commonwealth of Massachusetts.

      15. No Waiver, etc. The Company waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, the Company assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Agent may deem advisable. The Agent shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in ss.9.2. The Agent shall not be deemed to have waived any of its rights upon or under the Obligations or the Collateral unless such waiver shall be in writing and signed by the Agent with the consent of the Majority Banks. No delay or omission on the part of the Agent in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of the Agent with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Agent deems expedient.

      16. Marshalling. Neither the Agent nor any Bank shall be required to marshal any present or future collateral security (including but not limited to this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the rights of the Agent hereunder and of the Agent or any Bank in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Company hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Agent's rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Company hereby irrevocably waives the benefits of all such laws.

      17. Proceeds of Dispositions; Expenses. The Company shall pay to the Agent on demand any and all reasonable expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Agent in protecting, preserving or enforcing the Agent's rights under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale of the Obligations or Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as is provided in the Credit Agreement, proper allowance and provision being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Section 9-504(1)(c) of the Uniform Commercial Code of the Commonwealth of Massachusetts, any excess shall be returned to the Company, and the Company shall remain liable for any deficiency in the payment of the Obligations.

      18. Overdue Amounts. Until paid, all amounts due and payable by the Company hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Credit Agreement.

      19. Governing Law; Consent to Jurisdiction. THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. The Company agrees that any suit for the enforcement of this Agreement may be brought in the courts of the Commonwealth of Massachusetts or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the

Company by mail at the address specified in ss.21 of the Credit Agreement. The Company hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

      20. Waiver of Jury Trial. THE COMPANY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Company waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Company (a) certifies that neither the Agent or any Bank nor any representative, agent or attorney of the Agent or any Bank has represented, expressly or otherwise, that the Agent or any Bank would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that, in entering into the Credit Agreement and the other Loan Documents to which the Agent or any Bank is a party, the Agent and the Banks are relying upon, among other things, the waivers and certifications contained in this ss.20.

      21. Concerning Revised Article 9 of the Uniform Commercial Code. The parties acknowledge and agree to the following provisions of this Agreement in anticipation of the possible application, in one or more jurisdictions to the transactions contemplated hereby, of the revised Article 9 of the Uniform Commercial Code in the form or substantially in the form approved by the American Law Institute and the National Conference of Commissioners on Uniform State Law and contained in the 1999 official text of Revised Article 9 ("Revised
Article 9").

            21.1. Attachment. In applying the law of any jurisdiction in which Revised Article 9 is in effect, the Collateral is all assets of the Company, whether or not within the scope of Revised Article 9. The Collateral shall include, without limitation, the following categories of assets as defined in Revised Article 9: goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts (including health-care-insurance receivables), chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, general intangibles (including payment intangibles and software), supporting obligations and any and all proceeds of any thereof, wherever located, whether now owned and hereafter acquired. If the Company shall at any time, whether or not Revised Article 9 is in effect in any particular jurisdiction, acquire a commercial tort claim, as defined in Revised Article 9, the Company shall immediately notify the Agent in a writing signed by the Company of the brief details thereof and grant to the Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Agent.

            21.2. Perfection by Filing. The Agent may at any time and from time to time, pursuant to the provisions of ss.13, file financing statements, continuation statements and amendments thereto that describe the Collateral as all assets of the Company or words of similar effect and which contain any other information required by Part 5 of Revised Article 9 for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether the Company is an organization, the type of organization and any organization identification number issued to the Company. The Company agrees to furnish any such information to the Agent promptly upon request. Any such financing statements, continuation statements or amendments may be signed by the Agent on behalf of the Company, as provided in ss.13, and may be filed at any time in any jurisdiction whether or not Revised Article 9 is then in effect in that jurisdiction.

            21.3. Other Perfection, etc. The Company shall at any time and from time to time, whether or not Revised Article 9 is in effect in any particular jurisdiction, take such steps as the Agent may reasonably request for the Agent (a) to obtain an acknowledgement, in form and substance satisfactory to the Agent, of any bailee having possession of any of the Collateral that the bailee holds such Collateral for the Agent,
      (b) to obtain "control" of any investment property, deposit accounts, letter-of-credit rights or electronic chattel paper (as such terms are defined in Revised Article 9 with corresponding provisions in Rev. ss.ss. 9-104, 9-105, 9-106 and 9-107 relating to what constitutes "control" for such items of Collateral), with any agreements establishing control to be in form and substance satisfactory to the Agent, and (c) otherwise to insure the continued perfection and priority of the Agent's security interest in any of the Collateral and of the preservation of its rights therein, whether in anticipation and following the effectiveness of Revised Article 9 in any jurisdiction.

            21.4. Other Provisions. In applying the law of any jurisdiction in which Revised Article 9 is in effect, the following references to sections in this Agreement to existing Article 9 of that jurisdiction shall be to the Revised Article 9 Section of that jurisdiction indicated below:

      -------------------------------------------------------------------------
      Agreement Section  Existing Article 9             Revised Article 9
      -------------------------------------------------------------------------
      3           ss. 9-103(3)                   Rev.ss.9-102(a)(34)
      -------------------------------------------------------------------------
      9.2         ss. 9-207                      Rev.ss.9-207
      -------------------------------------------------------------------------
      12          ss.ss.8-106 and 9-115 (1994)   Rev.ss.ss.8-106 and 9-106
      -------------------------------------------------------------------------
      17          ss. 9-504(1)(c)                Rev.ss.ss.9-608(a)(1)(C) and
                                                 9-615(a)(3)
      -------------------------------------------------------------------------

            21.5. Savings Clause. Nothing contained in this ss.21 shall be construed to narrow the scope of the Agent's security interest in any of the Collateral or the perfection or priority thereof or to impair or otherwise limit any of the rights, powers, privileges or remedies of the Agent or any Bank hereunder except (and then only to the extent) mandated by Revised Article 9 to the extent then applicable.

      22. Miscellaneous. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Company and its respective successors and assigns, and shall inure to the benefit of the Agent, the Banks and their respective successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Company acknowledges receipt of a copy of this Agreement.

      IN WITNESS WHEREOF, intending to be legally bound, the Company has caused this Agreement to be duly executed as of the date first above written.

                                        GENRAD, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

Accepted:

FLEET NATIONAL BANK,
  as Agent


By: /s/ Debra E. DelVecchio
    ----------------------------
    Debra E. DelVecchio,
    Vice President

                          CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OF MASSACHUSETTS           )
                                        )  ss.
COUNTY OF                               )

      Before me, the undersigned, a Notary Public in and for the county aforesaid, on this ______ day of March, 2000, personally appeared ______________ to me known personally, and who, being by me duly sworn, deposes and says that he is the _____________ of GenRad, Inc., and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said acknowledged said instrument to be the free act and deed of said corporation.


                                            ------------------------------------
                                            Notary Public
                                            My commission expires:

      IN WITNESS WHEREOF, intending to be legally bound, the Company has caused this Agreement to be duly executed as of the date first above written.

                                        GENRAD, INC.


                                        By: /s/ Walter A. Shephard
                                            ------------------------------------
                                            Name: Walter A. Shephard
                                            Title: CFO

Accepted:

FLEET NATIONAL BANK,
  as Agent


By:
    ----------------------------
    Debra E. DelVecchio,
    Vice President

                          CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OF MASSACHUSETTS           )
                                        )  ss.
COUNTY OF Suffolk                       )

      Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 13th day of March, 2000, personally appeared Walter A. Shephard to me known personally, and who, being by me duly sworn, deposes and says that he is the CFO of GenRad, Inc., and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said Walter A. Shephard acknowledged said instrument to be the free act and deed of said corporation.

                                            /s/ Suzanne S. Paxton
                                            ------------------------------------
                                            Notary Public
                                            My commission expires:
                                            September 18, 2003

                                   Schedule 3
              Government Customers that might Generate Receivables

The total aggregate outstanding receivables for the following customers as of March 8, 2000 is $47,015.00

DFAS - Columbus Center
Bunker Hill Division
PO Box 102077
Columbus, Ohio 43218-2077
614-693-6252

DFAS - DY/FP
1050 Forrer Blvd
Dayton, OH 45428-1472
800-373-3184

DFAS - KC/FE
Kansas City Center
1500 East 95th Street
Kansas City, MO

DFAS - SB/FP
1111 East Mill Street
San Bernardino, CA 92408-1621

                              TRADEMARK COLLATERAL
                          SECURITY AND PLEDGE AGREEMENT

      TRADEMARK COLLATERAL SECURITY AND PLEDGE AGREEMENT, dated as of March 24, 2000, between GenRad, Inc., a Massachusetts corporation having its principal place of business at 7 Technology Park Drive, Westford, Massachusetts 01886-0033, (the "Assignor"), and Fleet National Bank, a national banking association having an office at 100 Federal Street, Boston, Massachusetts 02110, as agent (hereinafter, in such capacity, the "Agent") for itself and the other lending institutions (hereinafter, collectively, the "Banks") which are, or may in the future become, parties to that certain Revolving Credit and Term Loan Agreement, dated as of March 24, 2000 (as amended and in effect from time to time, the "Credit Agreement"), among the Assignor, GenRad Holdings Limited ("Holdings"), a corporation organized under the laws of England and Wales, GenRad Europe Limited ("GenRad Europe"), a corporation organized under the laws of England and Wales, and GenRad Limited ("GenRad Ltd." and together with the Holdings and GenRad Europe, the "Borrowing Subsidiaries"), a corporation organized under the laws of England and Wales, the Banks and the Agent.

      WHEREAS, it is a condition precedent to the Banks making any loans or otherwise extending credit to the Assignor and the Borrowing Subsidiaries under the Credit Agreement that the Assignor execute and deliver to the Agent, for the benefit of the Banks and the Agent, a trademark agreement in substantially the form hereof;

      WHEREAS, the Assignor has executed and delivered to the Agent, for the benefit of the Banks and the Agent, the Security Agreement (as defined in the Credit Agreement) dated as of the date hereof, pursuant to which the Assignor has granted to the Agent, for the benefit of the Banks and the Agent, a security interest in certain of the Assignor's personal property and fixture assets, including without limitation the trademarks, service marks, trademark and service mark registrations, and trademark and service mark registration applications listed on Schedule A attached hereto, all to secure the payment and performance of the Obligations (as defined in the Credit Agreement); and

      WHEREAS, this Trademark Agreement is supplemental to the provisions contained in the Security Agreement;

      NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                 1. DEFINITIONS.

      Capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided therefor in the Credit Agreement and the Security Agreement. In addition, the following terms shall have the meanings set forth in this ss.1 or elsewhere in this Trademark Agreement referred to below:

      Assignment of Marks. See ss.2.1.

      Associated Goodwill. All goodwill of the Assignor and its business, products and services appurtenant to, associated with or symbolized by the Trademarks and the use thereof.

      Pledged Trademarks. All of the Assignor's right, title and interest in and to all of the Trademarks, the Trademark Registrations, the Trademark License Rights, the Trademark Rights, the Associated Goodwill, the Related Assets, and all accessions to, substitutions for, replacements of, and all products and proceeds of any and all of the foregoing.

      PTO. The United States Patent and Trademark Office.

      Related Assets. All assets, rights and interests of the Assignor that uniquely reflect or embody the Associated Goodwill, including the following:

            (a) all patents, inventions, copyrights, trade secrets, confidential information, formulae, methods or processes, compounds, recipes, know-how, methods and operating systems, drawings, descriptions, formulations, manufacturing and production and delivery procedures, quality control procedures, product and service specifications, catalogs, price lists, and advertising materials, relating to the manufacture, production, delivery, provision and sale of goods or services under or in association with any of the Trademarks; and

            (b) the following documents and things in the possession or under the control of the Assignor, or subject to its demand for possession or control, related to the production, delivery, provision and sale by the Assignor, or any affiliate, franchisee, licensee or contractor, of products or services sold by or under the authority of the Assignor in connection with the Trademarks or Trademark Rights, whether prior to, on or subsequent to the date hereof:

                  (i) all lists, contracts, ancillary documents and other
            information that identify, describe or provide information with respect to any customers, dealers or distributors of the Assignor, its affiliates or franchisees or licensees or contractors, for products or services sold under or in connection with the Trademarks or Trademark Rights, including all lists and documents containing information regarding each customer's, dealer's or distributor's name and address, credit, payment, discount, delivery and other sale terms, and history, pattern and total of purchases by brand, product, style, size and quantity;

                  (ii) all agreements (including franchise agreements), product and service specification documents and operating, production and quality control manuals relating to or used in the design, manufacture, production, delivery, provision and sale of products or services under or in connection with the Trademarks or Trademark Rights;

                  (iii) all documents and agreements relating to the identity and locations of all sources of supply, all terms of purchase and delivery, for all materials, components, raw materials and other supplies and services used in the manufacture, production, provision, delivery and sale of products or services under or in connection with the Trademarks or Trademark Rights; and

                  (iv) all agreements and documents constituting or concerning the present or future, current or proposed advertising and promotion by the Assignor (or any of its affiliates, franchisees, licensees or contractors) of products or services sold under or in connection with the Trademarks or Trademark Rights.

      Trademark Agreement. This Trademark Collateral Security and Pledge Agreement, as amended and in effect from time to time.

      Trademark License Rights. Any and all present rights and interests (whenever accrued or arising) or future rights and interests of the Assignor pursuant to any and all past, present and future franchising or licensing agreements in favor of the Assignor, or to which the Assignor is a party, pertaining to any Trademarks, Trademark Registrations, or Trademark Rights owned or used by third parties in the past, present or future, including the right (but not the obligation) in the name of the Assignor or the Agent to enforce, and sue and recover for, any breach or violation of any such agreement to which the Assignor is a party.

      Trademark Registrations. All present federal, state, local and foreign registrations of the Trademarks (whenever accrued or arising) or future federal, state, local and foreign registrations of the Trademarks, all past, present and future applications for any such registrations (and any such registrations thereof upon approval of such applications), together with the right (but not the obligation) to apply for such registrations (and prosecute such applications) in the name of the Assignor or the Agent, and to take any and all actions necessary or appropriate to maintain such registrations in effect and renew and extend such registrations.

      Trademark Rights. Any and all present rights (whenever accrued or arising) or future rights in, to and associated with the Trademarks throughout the world, whether arising under federal law, state law, common law, foreign law or otherwise, including the following: all such rights arising out of or associated with the Trademark Registrations; the right (but not the obligation) to register claims under any state, federal or foreign trademark law or regulation; the right (but not the obligation) to sue or bring opposition or cancellation proceedings in the name of the Assignor or the Agent for any and all past, present and future infringements or dilution of or any other damages or injury to the Trademarks, the Trademark Rights, or the Associated Goodwill, and the rights to damages or profits due or accrued arising out of or in connection with any such past, present or future infringement, dilution, damage or injury; and the Trademark License Rights.

      Trademarks. All of the trademarks, service marks, designs, logos, indicia, trade names, corporate names, company names, business names, fictitious business names, trade styles, elements of package or trade dress, and other source and product or service identifiers, used or associated with or appurtenant to the products, services and businesses of the Assignor, that (a) are set forth on Schedule A hereto, or (b) have been adopted, acquired, owned, held or used by the Assignor or are now owned, held or used by the Assignor, in the Assignor's business, or with the Assignor's products and services, or in which the Assignor has any right, title or interest, or (c) are in the future adopted, acquired, owned, held and used by the Assignor in the Assignor's business or with the Assignor's products and services, or in which the Assignor in the future acquires any right, title or interest.

      Use. With respect to any Trademark, all uses of such Trademark by, for or in connection with the Assignor or its business or for the direct or indirect benefit of the Assignor or its business, including all such uses by the Assignor itself, by any of the affiliates of the Assignor, or by any franchisee, licensee or contractor of the Assignor.

      Unless otherwise provided herein, the rules of interpretation set forth in ss.1.2 of the Credit Agreement shall be applicable to this Trademark Agreement.

                         2. GRANT OF SECURITY INTEREST.

      2.1. Security Interest; Assignment of Marks. As collateral security for the payment and performance in full of all of the Obligations, the Assignor hereby unconditionally grants to the Agent, for the benefit of the Banks and the Agent, a continuing security interest in and first priority lien on the Pledged Trademarks, and pledges and mortgages (but does not transfer title to) the Pledged Trademarks to the Agent for the benefit of the Banks and the Agent. In addition, the Assignor has executed in blank and delivered to the Agent an assignment of federally registered trademarks in substantially the form of
Exhibit 1 hereto (the "Assignment of Marks"). The Assignor hereby authorizes the Agent to complete as assignee and record with the PTO the Assignment of Marks upon the occurrence and during the continuance of an Event of Default and the proper exercise of the Agent's remedies under this Trademark Agreement and the Security Agreement.

      2.2. Conditional Assignment. In addition to, and not by way of limitation of, the grant, pledge and mortgage of the Pledged Trademarks provided in ss.2.1, the Assignor grants, assigns, transfers, conveys and sets over to the Agent, for the benefit of the Banks and the Agent, the Assignor's entire right, title and interest in and to the Pledged Trademarks; provided that such grant, assignment, transfer and conveyance shall be and become of force and effect only (a) upon or after the occurrence and during the continuance of an Event of Default and (b) either (i) upon the written demand of the Agent at any time during such continuance or (ii) immediately and automatically (without notice or action of any kind by the Agent) upon an Event of Default for which acceleration of the Loans is automatic under the Credit Agreement or upon the sale or other disposition of or foreclosure upon the Collateral pursuant to the Security Agreement and applicable law (including the transfer or other disposition of the Collateral by the Assignor to the Agent or its nominee in lieu of foreclosure).

      2.3. Supplemental to Security Agreement. Pursuant to the Security Agreement the Assignor has granted to the Agent, for the benefit of the Banks and the Agent, a continuing security interest in and lien on the Collateral (including the Pledged Trademarks). The Security Agreement, and all rights and interests of the Agent in and to the Collateral (including the Pledged Trademarks) thereunder, are hereby ratified and confirmed in all respects. In no event shall this Trademark Agreement, the grant, assignment, transfer and conveyance of the Pledged Trademarks hereunder, or the recordation of this Trademark Agreement (or any document hereunder) with the PTO, adversely affect or impair, in any way or to any extent, the Security Agreement, the security interest of the Agent in the Collateral (including the Pledged Trademarks) pursuant to the Security Agreement and this Trademark Agreement, the attachment and perfection of such security interest under the Uniform Commercial Code (including the security interest in the Pledged Trademarks), or any present or future rights and interests of the Agent in and to the Collateral under or in connection with the Security Agreement, this Trademark Agreement or the Uniform Commercial Code. Any and all rights and interests of the Agent in and to the Pledged Trademarks (and any and all obligations of the Assignor with respect to the Pledged Trademarks) provided herein, or arising hereunder or in connection herewith, shall only supplement and be cumulative and in addition to the rights and interests of the Agent (and the obligations of the Assignor) in, to or with respect to the Collateral (including the Pledged Trademarks) provided in or arising under or in connection with the Security Agreement and shall not be in derogation thereof.

                  3. REPRESENTATIONS, WARRANTIES AND COVENANTS.

      The Assignor represents, warrants and covenants that: (a) Schedule A sets forth a true and complete list of all material Trademarks and Trademark Registrations now owned, licensed, controlled or used by the Assignor; (b) the Trademarks and Trademark Registrations are subsisting and have not been adjudged invalid or unenforceable, in whole or in part, and there is no litigation or proceeding pending concerning the validity or enforceability of the Trademarks or Trademark Registrations; (c) to the best of the Assignor's knowledge, each of the Trademarks and Trademark Registrations is valid and enforceable; (d) to the best of the Assignor's knowledge, there is no infringement by others of the Trademarks, Trademark Registrations or Trademark Rights that would have a materially adverse effect on the business, assets or financial condition of the Assignor or its Subsidiaries; (e) no claim has been made that the use of any of the Trademarks does or may violate the rights of any third person, and to the best of the Assignor's knowledge, there is no infringement by the Assignor of the trademark rights of others; (f) subject to the limitations of laws applicable to trademarks, the Assignor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Trademarks (other than ownership and other rights reserved by third party owners with respect to Trademarks that the Assignor is licensed to use), free and clear of any liens, charges, encumbrances and adverse claims, including pledges, assignments, licenses, registered user agreements and covenants by the Assignor not to sue third persons, other than the security interest and assignment created by the Security Agreement and this Trademark Agreement; (g) the Assignor has the unqualified right to enter into this Trademark Agreement and to perform its terms and has entered and will enter into written agreements, unless its failure to enter into such agreements will not have a materially adverse effect on the business, assets or financial condition of the Assignor or its Subsidiaries, with each of its present and future employees, agents, consultants, licensors and licensees that will enable them to comply with the covenants herein contained; (h) the Assignor has used, and will continue to use, proper statutory and other appropriate proprietary notices in connection with its use of the Trademarks; (i) the Assignor has used, and will continue to use for the duration of this Trademark Agreement, consistent standards of quality in its manufacture and provision of products and services sold or provided under the Trademarks; (j) this Trademark Agreement, together with the Security Agreement, will create in favor of the Agent a valid and perfected first priority security interest in the Pledged Trademarks upon making the filings referred to in clause (k) of this ss.3; and (k) except for the filing of financing statements with the Secretary of State of the Commonwealth of Massachusetts under the Uniform Commercial Code of the Commonwealth of Massachusetts and the recording of this Trademark Agreement with the PTO, no authorization, approval or other action by, and no notice to or filing with, any governmental or regulatory authority, agency or office is required either (i) for the grant by the Assignor or the effectiveness of the security interest and assignment granted hereby or for the execution, delivery and performance of this Trademark Agreement by the Assignor, or (ii) for the perfection of or the exercise by the Agent of any of its rights and remedies hereunder.

                              4. INSPECTION RIGHTS.

      The Assignor hereby grants to each of the Agent and the Banks and its employees and agents the right to visit the Assignor's plants and facilities that manufacture, inspect or store products sold under any of the Trademarks, and to inspect the products and quality control records relating thereto at reasonable times during regular business hours.

                   5. NO TRANSFER OR INCONSISTENT AGREEMENTS.

      Without the Agent's prior written consent, the Assignor will not (a) mortgage, pledge, assign, encumber, transfer, alienate or grant a security interest in any of the Pledged Trademarks, or, other than in the ordinary course of business consistent with its past practices, license any of the Pledged Trademarks, or (b) enter into any agreement that is inconsistent with the Assignor's obligations under this Trademark Agreement or the Security Agreement.

                       6. AFTER-ACQUIRED TRADEMARKS, ETC.

      6.1. After-acquired Trademarks. If, before the Obligations shall have been finally paid and satisfied in full, the Assignor shall obtain any right, title or interest in or to any other or new Trademarks, Trademark Registrations or Trademark Rights, the provisions of this Trademark Agreement shall automatically apply thereto and the Assignor shall promptly provide to the Agent notice of such new and material Trademarks, Trademark Registrations or Trademark Rights in writing and execute and deliver to the Agent such documents or instruments as the Agent may reasonably request further to implement, preserve or evidence the Agent's interest therein.

         6.2. Amendment to Schedule. The Assignor authorizes the Agent to modify this Trademark Agreement and the Assignment of Marks, without the necessity of the Assignor's further approval or signature, by amending Exhibit A hereto and the Annex to the Assignment of Marks to include any future or other Trademarks, Trademark Registrations or Trademark Rights under ss.2 or ss.6.

                            7. TRADEMARK PROSECUTION.

      7.1. Assignor Responsible. The Assignor shall assume full and complete responsibility for the prosecution, defense, enforcement or any other necessary or desirable actions in connection with the Pledged Trademarks, and shall hold each of the Agent and the Banks harmless from any and all costs, damages, liabilities and reasonable costs and expenses that may be incurred by the Agent or any Bank in connection with the Agent's interest in the Pledged Trademarks or any other action or failure to act in connection with this Trademark Agreement or the transactions contemplated hereby. In respect of such responsibility, the Assignor shall retain trademark counsel acceptable to the Agent.

      7.2. Assignor's Duties, etc. The Assignor shall have the right and the duty, through trademark counsel acceptable to the Agent, to prosecute diligently any trademark registration applications of the Trademarks pending as of the date of this Trademark Agreement or thereafter, to preserve and maintain all rights in the Trademarks and Trademark Registrations, including the filing of appropriate renewal applications and other instruments to maintain in effect the Trademark Registrations and the payment when due of all registration renewal fees and other fees, taxes and other expenses that shall be incurred or that shall accrue with respect to any of the Trademarks or Trademark Registrations. Any expenses incurred in connection with such applications and actions shall be borne by the Assignor. The Assignor shall not abandon any filed trademark registration application, or any Trademark Registration or Trademark, without the consent of the Agent, which consent shall not be unreasonably withheld. Notwithstanding anything to the contrary contained in this ss.7.2, so long as no Event of Default has occurred and is continuing, nothing in this ss.7.2 shall require the Assignor to prosecute any trademark registration applications, preserve and maintain all rights in the Trademarks and Trademark Registrations and not abandon any trademark registration application, Trademark Registration or Trademark if the taking of such action is not in the Assignor's reasonable judgment desirable in the conduct of its business and the failure to take such action does not have a materially adverse effect on the business, assets or financial condition of the Assignor or its Subsidiaries.

      7.3. Assignor's Enforcement Rights. The Assignor shall have the right and the duty to bring suit or other action in the Assignor's own name to maintain and enforce the Trademarks, the Trademark Registrations and the Trademark Rights; provided, however, so long as no Event of Default shall have occurred and is continuing, nothing in this ss.7.3 shall require the Assignor to take such action if the taking of such action is not in the Assignor's reasonable judgment desirable in the conduct of its business and the failure to take such action does not have a materially adverse effect on the business, assets or financial condition of the Assignor and its Subsidiaries. The Assignor may require the Agent to join in such suit or action as necessary to assure the Assignor's ability to bring and maintain any such suit or action in any proper forum if (but only if) the Agent is completely satisfied that such joinder will not subject the Agent or any Bank to any risk of liability. The Assignor shall promptly, upon demand, reimburse and indemnify the Agent for all damages and reasonable costs and expenses, including legal fees, incurred by the Agent pursuant to this ss.7.3.

      7.4. Protection of Trademarks, etc. In general, the Assignor shall take any and all such actions (including institution and maintenance of suits, proceedings or actions) as may be necessary or appropriate to properly maintain, protect, preserve, care for and enforce the Pledged Trademarks. The Assignor shall not take or fail to take any action, nor permit any action to be taken or not taken by others under its control, that would adversely affect the validity, grant or enforcement of the Pledged Trademarks. Notwithstanding anything to the contrary contained in this ss.7.4, so long as no Event of Default shall have occurred and is continuing, nothing is this ss.7.4 shall require the Assignor to take any action or not take any action, as the case may be, if such requirement is not in the Assignor's reasonable judgment desirable in the conduct of its business and the failure to take such action or not take such action, as the case may be, does not have a materially adverse effect on the business, assets or financial condition of the Assignor and its Subsidiaries.

      7.5. Notification by Assignor. Promptly upon obtaining knowledge thereof, the Assignor will notify the Agent in writing of the institution of, or any final adverse determination in, any proceeding in the PTO or any similar office or agency of the United States or any foreign country, or any court, regarding the validity of any of the Trademarks or Trademark Registrations or the Assignor's rights, title or interests in and to the Pledged Trademarks, and of any event that does or reasonably could materially adversely affect the value of any of the Pledged Trademarks, the ability of the Assignor or the Agent to dispose of any of the Pledged Trademarks or the rights and remedies of the Agent in relation thereto (including but not limited to the levy of any legal process against any of the Pledged Trademarks).

                                  8. REMEDIES.

      Upon the occurrence and during the continuance of an Event of Default, the Agent shall have, in addition to all other rights and remedies given it by this Trademark Agreement (including, without limitation, those set forth in ss.2.2, the Credit Agreement, the Security Agreement and the other Loan Documents, those allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in the Commonwealth of Massachusetts, and, without limiting the generality of the foregoing, the Agent may immediately, without demand of performance and without other notice (except as set forth next below) or demand whatsoever to the Assignor, all of which are hereby expressly waived, sell or license at public or private sale or otherwise realize upon the whole or from time to time any part of the Pledged Trademarks, or any interest that the Assignor may have therein, and after deducting from the proceeds of sale or other disposition of the Pledged Trademarks all expenses incurred by the Agent in attempting to enforce this Trademark Agreement (including all reasonable expenses for broker's fees and legal services), shall apply the residue of such proceeds toward the payment of the Obligations as set forth in or by reference in the Security Agreement. Notice of any sale, license or other disposition of the Pledged Trademarks shall be given to the Assignor at least five (5) business days before the time that any intended public sale or other public disposition of the Pledged Trademarks is to be made or after which any private sale or other private disposition of the Pledged Trademarks may be made, which the Assignor hereby agrees shall be reasonable notice of such public or private sale or other disposition. At any such sale or other disposition, the Agent may, to the extent permitted under applicable law, purchase or license the whole or any part of the Pledged Trademarks or interests therein sold, licensed or otherwise disposed of.

                            9. COLLATERAL PROTECTION.

      If the Assignor shall fail to do any act that it has covenanted to do hereunder, or if any representation or warranty of the Assignor shall be breached, the Agent, in its own name or that of the Assignor (in the sole discretion of the Agent), may (but shall not be obligated to) do such act or remedy such breach (or cause such act to be done or such breach to be remedied), and the Assignor agrees promptly to reimburse the Agent for any reasonable cost or expense incurred by the Agent in so doing.

                             10. POWER OF ATTORNEY.

      If any Event of Default shall have occurred and be continuing, the Assignor does hereby make, constitute and appoint the Agent (and any officer or agent of the Agent as the Agent may select in its exclusive discretion) as the Assignor's true and lawful attorney-in-fact, with full power of substitution and with the power to endorse the Assignor's name on all applications, documents, papers and instruments necessary for the Agent to use the Pledged Trademarks, or to grant or issue any exclusive or nonexclusive license of any of the Pledged Trademarks to any third person, or to take any and all actions necessary for the Agent to assign, pledge, convey or otherwise transfer title in or dispose of any of the Pledged Trademarks or any interest of the Assignor therein to any third person, and, in general, to execute and deliver any instruments or documents and do all other acts that the Assignor is obligated to execute and do hereunder. The Assignor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof and releases each of the Agent and the Banks from any claims, liabilities, causes of action or demands arising out of or in connection with any action taken or omitted to be taken by the Agent under this power of attorney (except for the Agent's gross negligence or willful misconduct). This power of attorney is coupled with an interest and shall be irrevocable for the duration of this Trademark Agreement.

                             11. FURTHER ASSURANCES.

      The Assignor shall, at any time and from time to time, and at its expense, make, execute, acknowledge and deliver, and file and record as necessary or appropriate with governmental or regulatory authorities, agencies or offices, such agreements, assignments, documents and instruments, and do such other and further acts and things (including, without limitation, obtaining consents of third parties), as the Agent may request or as may be necessary or appropriate in order to implement and effect fully the intentions, purposes and provisions of this Trademark Agreement, or to assure and confirm to the Agent the grant, perfection and priority of the Agent's security interest in the Pledged Trademarks.

                                12. TERMINATION.

      At such time as all of the Obligations have been finally paid and satisfied in full, this Trademark Agreement shall terminate and the Agent shall, upon the written request and at the expense of the Assignor, execute and deliver to the Assignor all deeds, assignments and other instruments as may be necessary or proper to reassign and reconvey to and re-vest in the Assignor the entire right, title and interest to the Pledged Trademarks previously granted, assigned, transferred and conveyed to the Agent by the Assignor pursuant to this Trademark Agreement, as fully as if this Trademark Agreement had not been made, subject to any disposition of all or any part thereof that may have been made by the Agent pursuant hereto or the Security Agreement.

                             13. COURSE OF DEALING.

      No course of dealing between the Assignor and the Agent, nor any failure to exercise, nor any delay in exercising, on the part of the Agent, any right, power or privilege hereunder or under the Security Agreement or any other agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                                  14. EXPENSES.

      Any and all reasonable fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys' fees and expenses incurred by the Agent in connection with the preparation of this Trademark Agreement and all other documents relating hereto, the consummation of the transactions contemplated hereby or the enforcement hereof, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance or renewal fees, encumbrances, or otherwise protecting, maintaining or preserving the Pledged Trademarks, or in defending or prosecuting any actions or proceedings arising out of or related to the Pledged Trademarks, shall be borne and paid by the Assignor on demand.

                              15. OVERDUE AMOUNTS.

      Until paid, all amounts due and payable by the Assignor hereunder shall be a debt secured by the Pledged Trademarks and other Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Credit Agreement.

                16. NO ASSUMPTION OF LIABILITY; INDEMNIFICATION.

      NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, NEITHER THE AGENT NOR ANY BANK ASSUMES ANY LIABILITIES OF THE ASSIGNOR WITH RESPECT TO ANY CLAIM OR CLAIMS REGARDING THE ASSIGNOR'S OWNERSHIP OR PURPORTED OWNERSHIP OF, OR RIGHTS OR PURPORTED RIGHTS ARISING FROM, ANY OF THE PLEDGED TRADEMARKS OR ANY USE, LICENSE OR SUBLICENSE THEREOF, WHETHER ARISING OUT OF ANY PAST, CURRENT OR FUTURE EVENT, CIRCUMSTANCE, ACT OR OMISSION OR OTHERWISE. ALL OF SUCH LIABILITIES SHALL BE EXCLUSIVELY THE RESPONSIBILITY OF THE ASSIGNOR, AND THE ASSIGNOR SHALL INDEMNIFY THE AGENT AND THE BANKS FOR ANY AND ALL COSTS, EXPENSES, DAMAGES AND CLAIMS, INCLUDING LEGAL FEES, INCURRED BY THE AGENT OR ANY BANK WITH RESPECT TO SUCH LIABILITIES.

                                  17. NOTICES.

      All notices and other communications made or required to be given pursuant to this Trademark Agreement shall be in writing and shall be delivered by hand, mailed by United States registered or certified first-class mail, postage prepaid, or sent by telegraph, telecopy or telex and confirmed by delivery via courier or postal service, addressed as follows:

            (a) if to the Assignor, at 7 Technology Park Drive, Westford, Massachusetts 01886-0033, Attention: Walter A. Shepard, Vice President and Chief Financial Officer, or at such other address for notice as the Assignor shall last have furnished in writing to the person giving the notice; and

            (b) if to the Agent, at 100 Federal Street, Boston, Massachusetts 02110, Attention: Debra E. DelVecchio, Vice President, or at such other address for notice as the Agent shall last have furnished in writing to the person giving the notice.

      Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer, (ii) if sent by registered or certified first-class mail, postage prepaid, two (2) Business Days after the posting thereof, and (iii) if sent by telegraph, telecopy, or telex, at the time of the dispatch thereof, if in normal business hours in the country of receipt, or otherwise at the opening of business on the following Business Day.

                            18. AMENDMENT AND WAIVER.

      This Trademark Agreement is subject to modification only by a writing signed by the Agent (with the consent of the Majority Banks) and the Assignor, except as provided in ss.6.2. The Agent shall not be deemed to have waived any right hereunder unless such waiver shall be in writing and signed by the Agent and the Majority Banks. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion.

                   19. GOVERNING LAW; CONSENT TO JURISDICTION.

      THIS TRADEMARK AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. The Assignor agrees that any suit for the enforcement of this Trademark Agreement may be brought in the courts of the Commonwealth of Massachusetts or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Assignor by mail at the address specified in ss.17. The Assignor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

                            20. WAIVER OF JURY TRIAL.

      THE ASSIGNOR WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS TRADEMARK AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Assignor waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Assignor (a) certifies that neither the Agent or any Bank nor any representative, agent or attorney of the Agent or any Bank has represented, expressly or otherwise, that the Agent or any Bank would not, in the event of litigation, seek to enforce the foregoing waivers, and (b) acknowledges that, in entering into the Credit Agreement and the other Loan Documents to which the Agent or any Bank is a party, the Agent and the Banks are relying upon, among other things, the waivers and certifications contained in this ss.20.

                               21. MISCELLANEOUS.

      The headings of each section of this Trademark Agreement are for convenience only and shall not define or limit the provisions thereof. This Trademark Agreement and all rights and obligations hereunder shall be binding upon the Assignor and its respective successors and assigns, and shall inure to the benefit of the Agent, the Banks and their respective successors and assigns. In the event of any irreconcilable conflict between the provisions of this Trademark Agreement and the Credit Agreement, or between this Trademark Agreement and the Security Agreement, the provisions of the Credit Agreement or the Security Agreement, as the case may be, shall control. If any term of this Trademark Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Trademark Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Assignor acknowledges receipt of a copy of this Trademark Agreement.

      IN WITNESS WHEREOF, this Trademark Agreement has been executed as of the day and year first above written.

                                        GENRAD, INC.

                                        By: /s/ Walter A. Shephard
                                            ------------------------------------
                                            Name: Walter A. Shephard
                                            Title: CFO


                                        FLEET NATIONAL BANK, as Agent

                                        By:
                                            ------------------------------------
                                            Debra E. DelVecchio,
                                            Vice President

                          CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OF MASSACHUSETTS           )
                                        )  ss.
COUNTY OF Suffolk                       )

      Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 13th day of March, 2000, personally appeared Walter A. Shephard to me known personally, and who, being by me duly sworn, deposes and says that he is the CFO of GenRad, Inc., and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said Walter A. Shephard acknowledged said instrument to be the free act and deed of said corporation.


                                            /s/ Suzanne S. Paxton
                                            ------------------------------------
                                            Notary Public
                                            My commission expires:

                                                SUZANNE S. PAXTON, NOTARY PUBLIC
                                                My Commission expires:
                                                September 18, 2003

      IN WITNESS WHEREOF, this Trademark Agreement has been executed as of the day and year first above written.

                                        GENRAD, INC.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        FLEET NATIONAL BANK, as Agent

                                        By: /s/ Debra E. DelVecchio
                                            ------------------------------------
                                            Debra E. DelVecchio,
                                            Vice President

                          CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OF MASSACHUSETTS           )
                                        )  ss.
COUNTY OF SUFFOLK                       )

      Before me, the undersigned, a Notary Public in and for the county aforesaid, on this __ day of March, 2000, personally appeared _______________ to me known personally, and who, being by me duly sworn, deposes and says that he is the ___________ of GenRad, Inc., and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said _______________________ acknowledged said instrument to be the free act and deed of said corporation.


                                            ------------------------------------
                                            Notary Public
                                            My commission expires:

                                   SCHEDULE A

                     Trademarks and Trademark Registrations

 Trademark                                     Registrations --
     or                           United States Patent and Trademark Office
Service Mark                   Registration No.            Registration Date
------------                   ----------------            -----------------

--------------------------------------------------------------------------------
  GR                              0746,850                 March 19, 1963
--------------------------------------------------------------------------------
  GR & Des                        0746,885                 March 19, 1963
--------------------------------------------------------------------------------
  GENRAD                          1,121,751                July 10, 1979
--------------------------------------------------------------------------------
  DIGIBRIDGE                      1,123,631                August 7, 1979
--------------------------------------------------------------------------------
  HILO                            1,647,992                June 18, 1991
--------------------------------------------------------------------------------
  GENEVA                          1,801,452                October 26, 1993
--------------------------------------------------------------------------------
  VXIscan                         1,850,612                August 23, 1994
--------------------------------------------------------------------------------
  VIPER                           2,086,214                August 5, 1997
--------------------------------------------------------------------------------
  GR TECHNOLOGIES                 2,106,954                October 21, 1997
--------------------------------------------------------------------------------
  GR TECHNOLOGIES & Des.          2,115,988                November 25, 1997
--------------------------------------------------------------------------------
  GR VISION                       2,275,830                September 7, 1999
--------------------------------------------------------------------------------

      Trademark                                  Pending Applications --
          or                         United States Patent and Trademark Office
     Service Mark                      Serial No.                Filing Date
     ------------                      ----------                -----------

--------------------------------------------------------------------------------
  TECHNOLOGY OF KNOWLEDGE              75/301,369               June 2, 1997
--------------------------------------------------------------------------------
  THE TECHNOLOGY OF KNOWLEDGE          75/450,407               March 16, 1998
--------------------------------------------------------------------------------
  GR SOFTWARE                          75/450,552               March 16, 1998
--------------------------------------------------------------------------------
  GENRAD                               75/450,553               March 16, 1998
--------------------------------------------------------------------------------
  GR ACCELERATE                        75/450,570               March 16, 1998
--------------------------------------------------------------------------------
  GR                                   75/450,727               March 16, 1998
--------------------------------------------------------------------------------
  GR & Des                             75/489,857               May 20, 1998
--------------------------------------------------------------------------------
  SFLM                                 75/728,127               June 14, 1999
--------------------------------------------------------------------------------
  SFDM                                 75/728,132               June 14, 1999
--------------------------------------------------------------------------------
  ICC Industrial Computer Corp.        75/728,135               June 14, 1999
--------------------------------------------------------------------------------
  PXISCAN                              75/728,143               June 14, 1999
--------------------------------------------------------------------------------

                                   SCHEDULE A

            Foreign Registered Trademarks and Trademark Registrations

                                  REGISTRATIONS

--------------------------------------------------------------------------------
    Mark                     Jurisdiction     Registration     Issue Date
                                              Number
--------------------------------------------------------------------------------
HITEST                       Great Britain    B1,343,886    February 23, 1988
--------------------------------------------------------------------------------
GR & Des.                    Japan            1998433       November 20, 1987
--------------------------------------------------------------------------------
GR AND DESIGN                Taiwan           322952
--------------------------------------------------------------------------------
GENRAD                       Benelux          337807        December 24, 1975
--------------------------------------------------------------------------------
GENRAD                       Switzerland      290646        January 4, 1977
--------------------------------------------------------------------------------
GENRAD                       Denmark          UR23721976    July 9, 1976
--------------------------------------------------------------------------------
GENERAL RADIO CO.            Denmark          VR15431957    September 28, 1957
--------------------------------------------------------------------------------
GR & DES.                    Denmark          VR521957      January 12, 1957
--------------------------------------------------------------------------------
GR TECHNOLOGIES              Europe           532200        March 19, 1999
--------------------------------------------------------------------------------
GENRAD                       France           1337847       December 30, 1985
--------------------------------------------------------------------------------
VXISCAN                      France           94 514 210    April 6, 1994
--------------------------------------------------------------------------------
GENRAD                       Germany          954495        February 3, 1977
--------------------------------------------------------------------------------
VXISCAN                      Germany          2087487       December 15, 1994
--------------------------------------------------------------------------------
DIGIBRIDGE                   Germany          1002006       May 14, 1980
--------------------------------------------------------------------------------
TRACS                        Germany          1065345       July 3, 1984
--------------------------------------------------------------------------------
GENRAD                       Great Britain    1056959       December 31, 1975
--------------------------------------------------------------------------------
VXISCAN                      Great Britain    1566750       March 24, 1994
--------------------------------------------------------------------------------
GR GENRAD & DES              Great Britain    1106903       December 28, 1978
--------------------------------------------------------------------------------
BUSBUST                      Great Britain    B1182905      October 6, 1982
--------------------------------------------------------------------------------
TRACS                        Great Britain    B1182907      October 6, 1982
--------------------------------------------------------------------------------
GR & Des.                    Great Britain    751943        March 14, 1956
--------------------------------------------------------------------------------
GR & DES                     Great Britain    1106902       March 25, 1981
--------------------------------------------------------------------------------
PXISCAN                      Israel
--------------------------------------------------------------------------------
GR                           Italy            588122        February 25, 1993
--------------------------------------------------------------------------------
VXISCAN                      Japan            3333188       July 18, 1997
--------------------------------------------------------------------------------
GR Technologies & Design     Japan            4208587       November 6, 1998
--------------------------------------------------------------------------------
GENRAD                       Korea            118340
--------------------------------------------------------------------------------
GENRAD                       Sweden           161,406       November 25, 1977
--------------------------------------------------------------------------------
GR                           Swedish          167097
--------------------------------------------------------------------------------
GR & DEVICE                  Taiwan           322952        April 16, 1986
--------------------------------------------------------------------------------

                              PENDING APPLICATIONS

--------------------------------------------------------------------------------
Mark                      Jurisdiction    Application Number   Filing Date
--------------------------------------------------------------------------------
PXISCAN                   China           9900151035           December 14, 1999
--------------------------------------------------------------------------------
PXISCAN                   Czech Republic  149864               December 14, 1999
--------------------------------------------------------------------------------
PXISCAN                   Europe          1421999              December 14, 1999
--------------------------------------------------------------------------------
PXISCAN                   Hungary         M9905852             December 14, 1999
--------------------------------------------------------------------------------
PXISCAN                   Israel          Not Yet Assigned     Not Yet Assigned
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mark                      Jurisdiction    Application Number   Filing Date
--------------------------------------------------------------------------------
PXISCAN                   Japan           H11-114,649          December 14, 1999
--------------------------------------------------------------------------------
PXISCAN                   Korea           40199947960          December 14, 1999
--------------------------------------------------------------------------------
PXISCAN                   Maylasia        99/12724             December 14, 1999
--------------------------------------------------------------------------------
PXISCAN                   Mexico          403321               December 14, 1999
--------------------------------------------------------------------------------
GR TECHNOLOGIES & Design  Singapore       5430/97              May 12, 1997
--------------------------------------------------------------------------------
GR TECHNOLOGIES & Design  Singapore       5431/97              May 12, 1997
--------------------------------------------------------------------------------
PXISCAN                   Singapore       T99/14593J           December 14, 1999
--------------------------------------------------------------------------------
PXISCAN                   Taiwan          88062604             December 14, 1999
--------------------------------------------------------------------------------

                                    EXHIBIT 1

                ASSIGNMENT OF TRADEMARKS AND SERVICE MARKS (U.S.)

      WHEREAS, GenRad, Inc., a corporation organized and existing under the laws of the Commonwealth of Massachusetts, having a place of business at 7 Technology Park Drive, Westford, Massachusetts 01886-0033 (the "Assignor"), has adopted and used and is using the trademarks and service marks (the "Marks") identified on the Annex hereto, and is the owner of the registrations of and pending registration applications for such Marks in the United States Patent and Trademark Office identified on such Annex; and

      WHEREAS, __________________________________, a _______________________
organized and existing under the laws of the State of _______________________, having a place of business at ______________________________________ (the
"Assignee"), is desirous of acquiring the Marks and the registrations thereof and registration applications therefor;

      NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Assignor does hereby assign, sell and transfer unto the Assignee all right, title and interest in and to the Marks, together with (a) the registrations of and registration applications for the Marks, (b) the goodwill of the business symbolized by and associated with the Marks and the registrations thereof, and (c) the right to sue and recover for, and the right to profits or damages due or accrued arising out of or in connection with, any and all past, present or future infringements or dilution of or damage or injury to the Marks or the registrations thereof or such associated goodwill.

      This Assignment of Trademarks and Service Marks (U.S.) is intended to and shall take effect as a sealed instrument at such time as the Assignee shall complete this instrument by inserting its name in the second paragraph above and signing its acceptance of this Assignment of Trademarks and Service Marks (U.S.) below.

      IN WITNESS WHEREOF, the Assignor, by its duly authorized officer, has executed this assignment, as an instrument under seal, on this __ day of ___,
____.

                                     GENRAD, INC.


                                     By: /s/ Walter A. Shephard
                                         --------------------------------
                                         Name: Walter A. Shephard
                                         Title: CFO

      The foregoing assignment of the Marks and the registrations thereof and registration applications therefor by the Assignor to the Assignee is hereby accepted as of the __ day of ___, ____.


                                     By:
                                         --------------------------------
                                         Name:
                                         Title:

COMMONWEALTH OF MASSACHUSETTS        )
                                     )  ss.
COUNTY OF Suffolk                    )

      On this the 13th day of March, 2000, before me appeared Walter A. Shephard, the person who signed this instrument, who acknowledged that (s)he is the CFO of GenRad, Inc. and that being duly authorized (s)he signed such instrument as a free act on behalf of GenRad, Inc.


                                     /s/ Suzanne S. Paxton
                                     --------------------------------
                                     Notary Public
         [Seal]
                                     My commission expires:


                                       SUZANNE S. PAXTON, Notary Public
                                        My Commission Expires September 18, 2003

                                      ANNEX

 Trademark                                          Registrations --
     or                                United States Patent and Trademark Office
Service Mark                           Registration No.        Registration Date
------------                           ----------------        -----------------

               [List chronologically in ascending numerical order]

 Trademark                                      Pending Applications --
     or                                United States Patent and Trademark Office
Service Mark                           Serial No.                    Filing Date
------------                           ----------                    -----------

               [List chronologically in ascending numerical order]

               PATENT COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT

      PATENT COLLATERAL SECURITY AND PLEDGE AGREEMENT, dated as of March 24, 2000, between GenRad, Inc., a Massachusetts corporation having its principal place of business at 7 Technology Park Drive, Westford, Massachusetts 01886-0033, (the "Assignor"), and Fleet National Bank, a national banking association having an office at 100 Federal Street, Boston, Massachusetts 02110, as agent (hereinafter, in such capacity, the "Agent") for itself and the other lending institutions (hereinafter, collectively, the "Banks") which are, or may in the future become, parties to that certain Revolving Credit and Term Loan Agreement, dated as of March 24, 2000 (as amended and in effect from time to time, the "Credit Agreement"), among the Assignor, GenRad Holdings Limited ("Holdings"), a corporation organized under the laws of England and Wales, GenRad Europe Limited ("GenRad Europe"), a corporation organized under the laws of England and Wales, and GenRad Limited ("GenRad Ltd." and together with Holdings and GenRad Europe, the "Borrowing Subsidiaries"), a corporation organized under the laws of England and Wales, the Banks and the Agent.

      WHEREAS, it is a condition precedent to the Banks making any loans or otherwise extending credit to the Assignor and the Borrowing Subsidiaries under the Credit Agreement that the Assignor execute and deliver to the Agent, for the benefit of the Banks and the Agent, a patent agreement in substantially the form hereof;

      WHEREAS, the Assignor has executed and delivered to the Agent, for the benefit of the Banks and the Agent, the Security Agreement (as defined in the Credit Agreement) dated as of the date hereof, pursuant to which the Assignor has granted to the Agent, for the benefit of the Banks and the Agent, a security interest in certain of the Assignor's personal property and fixture assets, including without limitation the patents and patent applications listed on Schedule A attached hereto, all to secure the payment and performance of the Obligations (as defined in the Credit Agreement); and

      WHEREAS, this Patent Agreement is supplemental to the provisions contained in the Security Agreement;

      NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                 1. DEFINITIONS.

      Capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided therefor in the Credit Agreement and the Security Agreement. In addition, the following terms shall have the meanings set forth in this ss.1 or elsewhere in this Patent Agreement referred to below:

      Patent Agreement. This Patent Collateral Assignment and Security Agreement, as amended and in effect from time to time.

      Patent Collateral. All of the Assignor's right, title and interest in and to all of the Patents, the Patent License Rights, and all other Patent Rights, and all additions, improvements, and accessions to, all substitutions for and replacements of, and all products and Proceeds (including insurance proceeds) of any and all of the foregoing, and all books and records and technical information and data describing or used in connection with any and all such rights, interests, assets or property.

      Patent License Rights. Any and all present rights and interests (whenever accrued or arising) or future rights and interests of the Assignor pursuant to any and all past, present and future licensing agreements in favor of the Assignor, or to which the Assignor is a party, pertaining to any Patents, or Patent Rights, owned or used by third parties in the past, present or future, including the right in the name of the Assignor or the Agent to enforce, and sue and recover for, any past, present or future breach or violation of any such agreement.

      Patent Rights. Any and all present rights (whenever accrued or arising) or future rights in, to and associated with the Patents throughout the world, whether arising under federal law, state law, common law, foreign law, or otherwise, including but not limited to the following: all such rights arising out of or associated with the Patents; the right (but not the obligation) to register claims under any federal, state or foreign patent law or regulation; the right (but not the obligation) to sue or bring opposition or bring cancellation proceedings in the name of the Assignor or the Agent for any and all past, present and future infringements of or any other damages or injury to the Patents or the Patent Rights, and the rights to damages or profits due or accrued arising out of or in connection with any such past, present or future infringement, damage or injury; and the Patent License Rights.

      Patents. All patents and patent applications, whether United States or foreign, that are owned by the Assignor or in which the Assignor has any right, title or interest, now or in the future, including but not limited to:

            (a) the patents and patent applications listed on Schedule A hereto (as the same may be amended pursuant hereto from time to time);

            (b) all letters patent of the United States or any other country, and all applications for letters patent of the United States or any other country;

            (c) all re-issues, continuations, divisions, continuations-in-part, renewals or extensions thereof;

            (d) the inventions disclosed or claimed therein, including the right to make, use, practice and/or sell (or license or otherwise transfer or dispose of) the inventions disclosed or claimed therein; and

            (e) the right (but not the obligation) to make and prosecute applications for such Patents.

      Proceeds. Any consideration received from the sale, exchange, license, lease or other disposition or transfer of any right, interest, asset or property which constitutes all or any part of the Patent Collateral, any value received as a consequence of the ownership, possession, use or practice of any Patent Collateral, and any payment received from any insurer or other person or entity as a result of the destruction or the loss, theft or other involuntary conversion of whatever nature of any right, interest, asset or property which constitutes all or any part of the Patent Collateral.

      PTO. The United States Patent and Trademark Office.

                         2. GRANT OF SECURITY INTEREST.

      2.1. Security Interest; Assignment of Patents. As collateral security for the payment and performance in full of all of the Obligations, the Assignor hereby unconditionally grants to the Agent, for the benefit of the Banks and the Agent, BY WAY OF COLLATERAL SECURITY, a continuing security interest in and first priority lien on the Patent Collateral, and pledges and mortgages (but does not transfer title to) the Patent Collateral to the Agent for the benefit of the Banks and the Agent. In addition, the Assignor has executed in blank and delivered to the Agent an assignment of the federally registered patents and patent applications in substantially the form of Exhibit 1 hereto (the "Assignment of Patents"). The Assignor hereby authorizes the Agent to complete as assignee and record with the PTO the Assignment of Patents upon the occurrence and during the continuance of an Event of Default and the proper exercise of the Agent's remedies under this Patent Collateral Assignment and the Security Agreement. Neither the Agent nor any of the Banks assumes any liability arising in any way by reason of its holding such collateral security.

      2.2. Conditional Assignment. In addition to, and not by way of limitation of, the grant, assignment, pledge and mortgage of the Patent Collateral provided in ss.2.1, the Assignor grants, assigns, transfers, conveys and sets over to the Agent, for the benefit of the Banks and the Agent, the Assignor's entire right, title and interest in and to the Patent Collateral; provided that such grant, assignment, transfer and conveyance shall be and become of force and effect only
(a) upon or after the occurrence and during the continuance of an Event of Default and (b) either (i) upon the written demand of the Agent at any time during such continuance or (ii) immediately and automatically (without notice or action of any kind by the Agent) upon an Event of Default for which acceleration of the Loans is automatic under ss.15.1(g) and (h) of the Credit Agreement or upon the sale or other disposition of or foreclosure upon the Collateral pursuant to the Security Agreement and applicable law (including the transfer or other disposition of the Collateral by the Assignor to the Agent or its nominee in lieu of foreclosure).

      2.3. Supplemental to Security Agreement. Pursuant to the Security Agreement the Assignor has granted to the Agent, for the benefit of the Banks and the Agent, a continuing security interest in and lien on the Collateral (including the Patent

Collateral). The Security Agreement, and all rights and interests of the Agent in and to the Collateral (including the Patent Collateral) thereunder, are hereby ratified and confirmed in all respects. In no event shall this Patent Agreement, the grant, assignment, transfer and conveyance of the Patent Collateral hereunder, or the recordation of this Patent Agreement (or any document hereunder) with the PTO, adversely affect or impair, in any way or to any extent, the Security Agreement, the security interest of the Agent in the Collateral (including the Patent Collateral) pursuant to the Security Agreement and this Patent Agreement, the attachment and perfection of such security interest under the Uniform Commercial Code (including the security interest in the Patent Collateral), or any present or future rights and interests of the Agent in and to the Collateral under or in connection with the Security Agreement, this Patent Agreement or the Uniform Commercial Code. Any and all rights and interests of the Agent in and to the Patent Collateral (and any and all obligations of the Assignor with respect to the Patent Collateral) provided herein, or arising hereunder or in connection herewith, shall only supplement and be cumulative and in addition to the rights and interests of the Agent (and the obligations of the Assignor) in, to or with respect to the Collateral (including the Patent Collateral) provided in or arising under or in connection with the Security Agreement and shall not be in derogation thereof.

                  3. REPRESENTATIONS, WARRANTIES AND COVENANTS.

      The Assignor represents, warrants and covenants that: (a) Schedule A attached hereto sets forth a true and complete list of all the patents, rights to patents and patent applications now owned, licensed, controlled or used by the Assignor; (b) the issued Patents are subsisting and have not been adjudged invalid or unenforceable, in whole or in part, and there is no litigation or proceeding pending concerning the validity or enforceability of the issued Patents; (c) to the best of the Assignor's knowledge, each of the issued Patents is valid and enforceable; (d) to the best of the Assignor's knowledge, there is no infringement by others of the issued Patents or Patent Rights; (e) no claim has been made that the use of any of the Patents does or may violate the rights of any third person, and to the best of the Assignor's knowledge there is no infringement by the Assignor of the patent rights of others; (f) the Assignor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Patents (other than ownership and other rights reserved by third party owners with respect to Patents which the Assignor is licensed to practice or use), free and clear of any liens, charges, encumbrances and adverse claims, including without limitation pledges, assignments, licenses, shop rights and covenants by the Assignor not to sue third persons, other than the security agreement and mortgage created by the Security Agreement and this Patent Agreement; (g) the Assignor has the unqualified right to enter into this Patent Agreement and perform its terms and has entered and will enter into written agreements, unless its failure to enter into such agreements will not have a materially adverse effect on the business, assets or financial condition of the Assignor or its Subsidiaries, with each of its present and future employees, agents, consultants, licensors and licensees which will enable it to comply with the covenants herein contained; (h) this Patent Agreement, together with the Security Agreement, will create in favor of the Agent, for the benefit of the Banks, a valid and perfected first priority security interest in the Patent Collateral upon making the filings referred to in clause (i) of this ss.3; and (i) except for the filing of financing statements with Secretary of State for the Commonwealth of Massachusetts under the Uniform Commercial Code and the filing of this Patent Agreement with the PTO, no authorization, approval or other action by, and no notice to or filing with, any governmental or regulatory authority, agency or office is required either (1) for the grant by the Assignor or the effectiveness of the security interest and assignment granted hereby or for the execution, delivery and performance of this Patent Agreement by the Assignor, or (2) for the perfection of or the exercise by the Agent of any of its rights and remedies hereunder.

                   4. NO TRANSFER OR INCONSISTENT AGREEMENTS.

      Without the Agent's prior written consent, the Assignor will not (a) mortgage, pledge, assign, encumber, transfer, alienate or grant a security interest in any of the Patent Collateral, or, other than in the ordinary course of business consistent with its past practices, license any of the Patent Collateral, or (b) enter into any agreement that is inconsistent with the Assignor's obligations under this Patent Agreement or the Security Agreement.

                         5. AFTER-ACQUIRED PATENTS, ETC.

      5.1. After-acquired Patents. If, before the Obligations shall have been finally paid and satisfied in full, the Assignor shall obtain any right, title or interest in or to any other or new patents, patent applications or patentable inventions, or become entitled to the benefit of any patent application or patent or any reissue, division, continuation, renewal, extension, or continuation-in-part of any of the Patent Collateral or any improvement on any of the Patent Collateral, the provisions of this Patent Agreement shall automatically apply thereto and the Assignor shall promptly give to the Agent notice thereof in writing and execute and deliver to the Agent such documents or instruments as the Agent may reasonably request further to transfer title thereto to the Agent, for the benefit of the Banks and the Agent.

      5.2. Amendment to Schedule. The Assignor authorizes the Agent to modify this Patent Agreement, without the necessity of the Assignor's further approval or signature, by amending Schedule A hereto to include any future or other Patents or Patent Rights under ss.2 or ss.5 hereof.

                             6. PATENT PROSECUTION.

      6.1. Assignor Responsible. The Assignor shall assume full and complete responsibility for the prosecution, grant, enforcement or any other necessary or desirable actions in connection with the Patent Collateral, and shall hold the Agent and the Banks harmless from any and all costs, damages, liabilities and reasonable costs and expenses which may be incurred by the Agent or any of the Banks in connection with the Agent's interest in or title to any of the Patent Collateral or any other action or failure to act in connection with this Patent Agreement or the transactions contemplated hereby. In respect of such responsibility, the Assignor shall retain patent counsel acceptable to the Agent.

      6.2. Assignor's Duties, etc. The Assignor shall have the duty, through patent counsel acceptable to the Agent, to prosecute diligently any patent applications of the Patents pending as of the date of this Patent Agreement or thereafter, to make application for unpatented but reasonably patentable inventions and to preserve and maintain all rights in the Patents, including without limitation the payment when due of all maintenance fees and other fees, taxes and other expenses which shall be incurred or which shall accrue with respect to any of the Patents. Any expenses incurred in connection with such applications and actions shall be borne by the Assignor. The Assignor shall not abandon any filed patent application, or any pending patent application or patent, without the consent of the Agent, which consent shall not be unreasonably withheld. The Agent hereby appoints the Assignor as its agent for all matters referred to in the foregoing provisions of this ss.6 and agrees to execute any documents necessary to confirm such appointment. Upon the occurrence and during the continuance of an Event of Default, the Agent may terminate such agency by providing written notice of termination to the Assignor. Notwithstanding anything to the contrary contained in this ss.6.2, so long as no Event of Default has occurred and is continuing, nothing in this ss.6.2 shall require the Assignor to obtain the Agent's consent to the selection of any patent counsel, to prosecute any patent applications, to make an application for unpatented inventions, to preserve and maintain all rights in the Patents and not abandon any patent application or patent if the taking of such action is not in the Assignor's reasonable judgment desirable in the conduct of its business and the failure to take such action does not have a materially adverse effect on the business, assets or financial condition of the Assignor or its Subsidiaries.

      6.3. Assignor's Enforcement Rights. The Assignor shall have the right, with the consent of the Agent which shall not be unreasonably withheld, to bring suit or other action in the Assignor's own name to enforce the Patents and the Patent Rights; provided, however, so long as no Event of Default shall have occurred and is continuing, nothing in this ss.6.3 shall require the Assignor to take such action if the taking of such action is not in the Assignor's reasonable judgment desirable in the conduct of its business and the failure to take such action does not have a materially adverse effect on the business, assets or financial condition of the Assignor and its Subsidiaries. The Agent shall be required to join in such suit or action as may be necessary to assure the Assignor's ability to bring and maintain any such suit or action in any proper forum so long as the Agent is completely satisfied that such joinder will not subject the Agent or any of the Banks to any risk of liability. The Assignor shall promptly, upon demand, reimburse and indemnify the Agent and the Banks for all damages, and reasonable costs and expenses, including legal fees, incurred by the Agent and any of the Banks pursuant to this ss.6.

      6.4. Protection of Patents, etc. In general, the Assignor shall take any and all such actions (including but not limited to institution and maintenance of suits, proceedings or actions) as may be necessary or appropriate to properly maintain, protect, preserve, care for and enforce the Patent Collateral. The Assignor shall not take or fail to take any action, nor permit any action to be taken or not taken by others under its control, which would affect the validity, grant or enforcement of any of the Patent Collateral. Notwithstanding anything to the contrary contained in this ss.6.4, so long as no Event of Default shall have occurred and is continuing, nothing in this ss.6.4 shall require the Assignor to take any action or not take any action, as the case may be, if such requirement is not in the Assignor's reasonable judgment desirable in the conduct of its business and the failure to take such action or not take such action, as the case may be, does not have a materially adverse effect on the business, assets or financial condition of the Assignor and its Subsidiaries.

      6.5. Notification by Assignor. Promptly upon obtaining knowledge thereof, the Assignor will notify the Agent in writing of the institution of, or any final adverse determination in, any proceeding in the PTO or any similar office or agency of the United States or any foreign country, or any court, regarding the validity of any of the Patents or the Assignor's rights, title or interests in and to any of the Patent Collateral, and of any event which does or reasonably could materially adversely affect the value of any of the Patent Collateral, the ability of the Assignor or the Agent to dispose of any of the Patent Collateral or the rights and remedies of the Agent and the Banks in relation thereto (including but not limited to the levy of any legal process against any of the Patent Collateral).

                                  7. REMEDIES.

      Upon the occurrence and during the continuation of an Event of Default, the Agent shall have, in addition to all other rights and remedies given it by this Patent Agreement, the Credit Agreement, the Security Agreement, and the other Loan Documents, those allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in the Commonwealth of Massachusetts and, without limiting the generality of the foregoing, the Agent may immediately, without demand of performance and without other notice (except as set forth next below) or demand whatsoever to the Assignor, all of which are hereby expressly waived, and without advertisement, sell or license at public or private sale or otherwise realize upon the whole or from time to time any part of the Patent Collateral, or any interest which the Assignor may have therein, and after deducting from the proceeds of sale or other disposition of the Patent Collateral all expenses (including all reasonable expenses for broker's fees and legal services), shall apply the residue of such proceeds toward the payment of the Obligations as set forth in the Security Agreement. Notice of any sale, license or other disposition of any of the Patent Collateral shall be given to the Assignor at least five (5) business days before the time that any intended public sale or other disposition of such Patent Collateral is to be made or after which any private sale or other disposition of such Patent Collateral may be made, which the Assignor hereby agrees shall be reasonable notice of such public or private sale or other disposition. At any such sale or other disposition, the Agent may, to the extent permitted under applicable law, purchase or license the whole or any part of the Patent Collateral or interests therein sold, licensed or otherwise disposed of.

                            8. COLLATERAL PROTECTION.

      If the Assignor shall fail to do any act that it has covenanted to do hereunder, or if any representation or warranty of the Assignor shall be breached, the Agent, in its own name or that of the Assignor (in the sole discretion of the Agent), may (but shall not be obligated to) do such act or remedy such breach (or cause such act to be done or such breach to be remedied), and the Assignor agrees promptly to reimburse the Agent for any reasonable cost or expense incurred by the Agent in so doing.

                              9. POWER OF ATTORNEY.

      If any Event of Default shall have occurred and be continuing, the Assignor does hereby make, constitute and appoint the Agent (and any officer or agent of the Agent as the Agent may select in its exclusive discretion) as the Assignor's true and lawful attorney-in-fact, with the power to endorse the Assignor's name on all applications, documents, papers and instruments necessary for the Agent to use any of the Patent Collateral, to practice, make, use or sell the inventions disclosed or claimed in any of the Patent Collateral, to grant or issue any exclusive or nonexclusive license of any of the Patent Collateral to any third person, or necessary for the Agent to assign, pledge, convey or otherwise transfer title in or dispose of the Patent Collateral or any part thereof or interest therein to any third person, and, in general, to execute and deliver any instruments or documents and do all other acts which the Assignor is obligated to execute and do hereunder. The Assignor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof, and releases the Agent from any claims, liabilities, causes of action or demands arising out of or in connection with any action taken or omitted to be taken by the Agent under this power of attorney (except for the Agent's gross negligence or willful misconduct). This power of attorney shall be irrevocable for the duration of this Patent Agreement.

                             10. FURTHER ASSURANCES.

      The Assignor shall, at any time and from time to time, and at its expense, make, execute, acknowledge and deliver, and file and record as necessary or appropriate with governmental or regulatory authorities, agencies or offices, such agreements, assignments, documents and instruments, and do such other and further acts and things (including, without limitation, obtaining consents of third parties), as the Agent may request or as may be necessary or appropriate in order to implement and effect fully the intentions, purposes and provisions of this Patent Agreement, or to assure and confirm to the Agent the grant, perfection and priority of the Agent's security interest in any of the Patent Collateral.

                                11. TERMINATION.

      At such time as all of the Obligations have been finally paid and satisfied in full, this Patent Agreement shall terminate and the Agent shall, upon the written request and at the expense of the Assignor, execute and deliver to the Assignor all deeds, assignments and other instruments as may be necessary or proper to reassign and reconvey to and re-vest in the Assignor the entire right, title and interest to the Patent Collateral previously granted, assigned, transferred and conveyed to the Agent and the Banks by the Assignor pursuant to this Patent Agreement, as fully as if this Patent Agreement had not been made, subject to any disposition of all or any part thereof which may have been made by the Agent and the Banks pursuant hereto or the Security Agreement.

                             12. COURSE OF DEALING.

      No course of dealing among the Assignor, the Banks and the Agent, nor any failure to exercise, nor any delay in exercising, on the part of the Agent or any of the Banks, any right, power or privilege hereunder or under the Security Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                                  13. EXPENSES.

      Any and all reasonable fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys' fees and legal expenses incurred by the Agent in connection with the preparation of this Patent Agreement and all other documents relating hereto, the consummation of the transactions contemplated hereby or the enforcement hereof, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or otherwise protecting, maintaining or preserving any of the Patent Collateral, or in defending or prosecuting any actions or proceedings arising out of or related to any of the Patent Collateral, shall be borne and paid by the Assignor on demand.

                              14. OVERDUE AMOUNTS.

      Until paid, all amounts due and payable by the Assignor hereunder shall be a debt secured by the Patent Collateral and other Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Credit Agreement.

                15. NO ASSUMPTION OF LIABILITY; INDEMNIFICATION.

      NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, NEITHER THE AGENT NOR ANY BANK ASSUMES ANY LIABILITIES OF THE ASSIGNOR WITH RESPECT TO ANY CLAIM OR CLAIMS REGARDING THE ASSIGNOR'S OWNERSHIP OR PURPORTED OWNERSHIP OF, OR RIGHTS OR PURPORTED RIGHTS ARISING FROM, ANY OF THE PATENT COLLATERAL OR ANY PRACTICE, USE, LICENSE OR SUBLICENSE THEREOF, OR ANY PRACTICE, MANUFACTURE, USE OR SALE OF ANY OF THE INVENTIONS DISCLOSED OR CLAIMED THEREIN, WHETHER ARISING OUT OF ANY PAST, CURRENT OR FUTURE EVENT, CIRCUMSTANCE, ACT OR OMISSION OR OTHERWISE. ALL OF

SUCH LIABILITIES SHALL BE EXCLUSIVELY BORNE BY THE ASSIGNOR, AND THE ASSIGNOR SHALL INDEMNIFY THE AGENT AND THE BANKS FOR ANY AND ALL COSTS, EXPENSES, DAMAGES AND CLAIMS, INCLUDING LEGAL FEES, INCURRED BY THE AGENT OR ANY BANK WITH RESPECT TO SUCH LIABILITIES.

                       16. RIGHTS AND REMEDIES CUMULATIVE.

      All of the Agent's and the Banks' rights and remedies with respect to the Patent Collateral, whether established hereby or by the Security Agreement or by any other agreements or by law, shall be cumulative and may be exercised singularly or concurrently. This Patent Agreement is supplemental to the Security Agreement, and nothing contained herein shall in any way derogate from any of the rights or remedies of the Agent and the Banks contained therein. Nothing contained in this Patent Agreement shall be deemed to extend the time of attachment or perfection of or otherwise impair the security interest in any of the Patent Collateral granted to the Agent for the benefit of the Banks and the Agent under the Security Agreement.

                                  17. NOTICES.

      All notices and other communications made or required to be given pursuant to this Patent Agreement shall be in writing and shall be delivered by hand, mailed by United States registered or certified first-class mail, postage prepaid, or sent by telegraph, telecopy or telex and confirmed by delivery via courier or postal service, addressed as follows:

            (a) if to the Assignor, at 7 Technology Park Drive, Westford, Massachusetts 01886-0033, Attention: Walter A. Shepard, Vice President and Chief Financial Officer, or at such other address for notice as the Assignor shall last have furnished in writing to the person giving the notice; and

            (b) if to the Agent, at 100 Federal Street, Boston, Massachusetts 02110, Attention: Debra E. DelVecchio, Vice President, or at such other address for notice as the Agent shall last have furnished in writing to the person giving the notice.

      Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer, (ii) if sent by registered or certified first-class mail, postage prepaid, two (2) Business Days after the posting thereof, and (iii) if sent by telegraph, telecopy, or telex, at the time of the dispatch thereof, if in normal business hours in the country of receipt, or otherwise at the opening of business on the following Business Day.

                            18. AMENDMENT AND WAIVER.

      This Patent Agreement is subject to modification only by a writing signed by the Agent (with the consent of the Majority Banks) and the Assignor, except as provided in ss.5.2. The Agent shall not be deemed to have waived any right hereunder unless such waiver shall be in writing and signed by the Agent and the Majority Banks. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion.

                   19. GOVERNING LAW; CONSENT TO JURISDICTION.

      THIS PATENT AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. The Assignor agrees that any suit for the enforcement of this Patent Agreement may be brought in the courts of the Commonwealth of Massachusetts or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Assignor by mail at the address specified in ss.17. The Assignor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

                            20. WAIVER OF JURY TRIAL.

      THE ASSIGNOR WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS PATENT AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Assignor waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Assignor (a) certifies that neither the Agent or any Bank nor any representative, agent or attorney of the Agent or any Bank has represented, expressly or otherwise, that the Agent or any Bank would not, in the event of litigation, seek to enforce the foregoing waivers, and (b) acknowledges that, in entering into the Credit Agreement and the other Loan Documents to which the Agent or any Bank is a party, the Agent and the Banks are relying upon, among other things, the waivers and certifications contained in this ss.20.

                               21. MISCELLANEOUS.

      The headings of each section of this Patent Agreement are for convenience only and shall not define or limit the provisions thereof. This Patent Agreement and all rights and obligations hereunder shall be binding upon the Assignor and its respective successors and assigns, and shall inure to the benefit of the Agent, the Banks and their respective successors and assigns. In the event of any irreconcilable conflict between the provisions of this Patent Agreement and the Credit Agreement, or between this Patent Agreement and the Security Agreement, the provisions of the Credit Agreement or the Security Agreement, as the case may be, shall control. If any term of this Patent Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Patent Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Assignor acknowledges receipt of a copy of this Patent Agreement.

                  [Remainder of Page Left Intentionally Blank]

      IN WITNESS WHEREOF, this Patent Agreement has been executed as of the day and year first above written.

                                        GENRAD, INC.

                                        By: /s/ Walter A. Shephard
                                            ------------------------------------
                                            Name: Walter A. Shephard
                                            Title: CFO


                                        FLEET NATIONAL BANK, as Agent

                                        By:
                                            ------------------------------------
                                            Debra E. DelVecchio,
                                            Vice President

                         CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OF MASSACHUSETTS)
                             ) ss.
COUNTY OF Suffolk            )

      Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 13th day of March, 2000, personally appeared Walter A. Shephard to me known personally, and who, being by me duly sworn, deposes and says that he is the CFO of GenRad, Inc., and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said Walter A. Shephard acknowledged said instrument to be the free act and deed of said corporation.


                                        /s/ Suzanne S. Paxton
                                        ------------------------------
                                        Notary Public
                                        My commission expires:

                                       SUZANNE S.PAXTON, Notary Public
                                       My Commission Expires September 18, 2003

      IN WITNESS WHEREOF, this Patent Agreement has been executed as of the day and year first above written.

                                        GENRAD, INC.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        FLEET NATIONAL BANK, as Agent

                                        By: /s/ Debra E. DelVecchio
                                            ------------------------------------
                                            Debra E. DelVecchio,
                                            Vice President

                         CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OF MASSACHUSETTS)
                             ) ss.
COUNTY OF                    )

      Before me, the undersigned, a Notary Public in and for the county aforesaid, on this ____ day of March, 2000, personally appeared ________________ to me known personally, and who, being by me duly sworn, deposes and says that he is the ___ of GenRad, Inc., and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said ________________ acknowledged said instrument to be the free act and deed of said corporation.



                                        ------------------------------
                                        Notary Public
                                        My commission expires:

                                   SCHEDULE A

                           ISSUED AND PENDING PATENTS

                          Patents Issued by U.S. Patent
                              and Trademark Office

--------------------------------------------------------------------------------
Issue Date           Patent No.   Inventors                Title
--------------------------------------------------------------------------------
July 10, 1984        4,459,693    Joseph A. Prang          Method of and
                                  Michael W. Schraeder     Apparatus for the
                                  Ronald E. Roetzer        Automatic Diagnosis
                                                           of the Failure of
                                                           Electrical Devices
                                                           Connected to Common
                                                           Bus Nodes
--------------------------------------------------------------------------------
October 28, 1986     4,620,304    James J. Faran, Jr.      Method and Apparatus
                                  Matthew L.               for Multiplexed
                                  Fichtenbaum William      Automatic Testing of
                                  C. Kabele                Electronic Circuits
                                                           and the Like
--------------------------------------------------------------------------------
August 11, 1987      4,686,391    Algird M. Gudaitis       Fast-Acting
                                                           Comparison Circuit
--------------------------------------------------------------------------------
November 1, 1988     4,782,324    Marcos A. Underwood      Digital Signal
                                                           Synthesizer
--------------------------------------------------------------------------------
August 29, 1989      4,862,069    Alan J. Albee            Method of In-Circuit
                                                           Testing
--------------------------------------------------------------------------------
September 5, 1989    4,864,219    Philip B. Parsons        Method and Apparatus
                                                           for Verifying Proper
                                                           Placement of
                                                           Integrated Circuits
                                                           on Circuit Boards
--------------------------------------------------------------------------------
February 13, 1990    4,901,315    William Ian Heaps        Integrated Data and
                                                           Timing Circuitry for
                                                           Automatic Circuit
                                                           Tester
--------------------------------------------------------------------------------
June 5, 1990         4,931,742    Karl Karash              Self-Protecting Power
                                  Steen Bentzen            Bus Testing System
--------------------------------------------------------------------------------
August 12, 1990      4,951,283    Aldo Mastrocola          Method and Apparatus
                                  Mark Swanson             for Circuit Board
                                                           Testing with
                                                           Controlled Backdrive
                                                           Stress
--------------------------------------------------------------------------------
December 11, 1990    4,977,370    Harold G. Andrews        Apparatus and Method
                                                           for Circuit Board
                                                           Testing
--------------------------------------------------------------------------------
June 25, 1991        5,027,298    Moses Khazam             Low-Dead-Time
                                                           Interval Timer
--------------------------------------------------------------------------------
October 15, 1991     5,057,775    Henry P. Hall            Method of Testing
                                                           Control Matrices for
                                                           Flat-Panal Displays
--------------------------------------------------------------------------------
March 31, 1992       5,101,150    Robert C. Sullivan       Automatic Circuit
                                  Robert H. Pincus         Tester with Separate
                                  Brian J. Sargent         Instrument and
                                  Rudy D. Pietrantoni      Scanner Buses
--------------------------------------------------------------------------------
April 7, 1992        5,103,109    Karl Karash              Ground-Loop
                                  Moses Khazam             Interruption Circuit
                                  Charles P. Smith
                                  Anthony J. Suto
                                  Fadi H. Daou
--------------------------------------------------------------------------------
June 23, 1992        5,124,636    Robert H. Pincus         Tester Interconnect
                                  Calvin S. Winroth        System
--------------------------------------------------------------------------------
June 23, 1992        5,124,638    Calvin S. Winroth        Automatic Circuit
                                                           Tester Employing a
                                                           Three-Dimensional
                                                           Switch-Matrix Layout
--------------------------------------------------------------------------------
June 30, 1992        5,127,009    Mark A. Swanson          Method and Apparatus
                                                           for Circuit Board
                                                           Testing with
                                                           Controlled Backdrive
                                                           Stress
--------------------------------------------------------------------------------
December 15, 1992    5,172,377    Gordon D. Robinson       Method for Testing
                                  John G. Deshayes         Mixed Scan and
                                                           Non-Scan Circuitry
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Issue Date           Patent No.   Inventors                Title
--------------------------------------------------------------------------------
September 7, 1993    5,243,272    Henry P. Hall            Method of Testing
                                  Paul R. Pilotte          Control Matrices
                                                           Employing Distributed
                                                           Source Return
--------------------------------------------------------------------------------
January 25, 1994     5,282,211    Robert M. Manlick        Slip Detection During
                                  Matthew L.               Bit-Error-Rate
                                  Fichtenbaum              Measurement
--------------------------------------------------------------------------------
February 21, 1995    5,391,993    Moses Khazam             Capacitive
                                  Steven M. Blumenau       Open-Circuit Test
                                                           Employing Threshold
                                                           Determinatio
--------------------------------------------------------------------------------
May 9, 1995          5,414,715    Michael W. Hamblin       Method for Automatic
                                  Gordon D. Robinson       Open-Circuit
                                                           Detection
--------------------------------------------------------------------------------
June 20, 1995        5,426,372    Paul R. Freve            Probe for Capacitive
                                                           Open-Circuit Tests
--------------------------------------------------------------------------------
October 10, 1995     5,457,380    Steven M. Blumenau       Circuit-Test Fixture
                                                           That Includes
                                                           Shorted-Together
                                                           Probes
--------------------------------------------------------------------------------
January 23, 1996     5,486,753    Moses Khazam             Simultaneous
                                  Aldo Mastrocola          Capacitive
                                                           Open-Circuit Testing
--------------------------------------------------------------------------------
April 9, 1996        5,506,510    Steven M. Blumenau       Adaptive Alignment
                                                           Probe Fixture for
                                                           Circuit Board Tester
--------------------------------------------------------------------------------
August 20, 1996      5,548,525    Alan J. Albee            Method and Apparatus
                                  Erik Duus                for Pin Assignment in
                                  Mark Ellis               Automatic Circuit
                                                           Testers
--------------------------------------------------------------------------------
February 11, 1997    5,602,490    Steven M. Blumenau       Connector for
                                                           Automatic Test
                                                           Equipment
--------------------------------------------------------------------------------
March 25, 1997       5,615,219    Paul L. Keating          System and Method of
                                  Steven M. Blumenau       Programming a
                                  Richard Pye              Multistation Testing
                                  William S. Schymik       System
--------------------------------------------------------------------------------
April 7, 1998        5,736,862    Michael W. Hamblin       System for Detecting
                                                           Faults in Connections
                                                           Between Integrated
                                                           Circuits and Circuit
                                                           Board Traces(CIP of
                                                           16384-0220 which
                                                           abandoned)
--------------------------------------------------------------------------------
May 5, 1998          5,748,672    Fadi H. Daou             System for Measuring
                                  Marc L. Smith            Jitter in a
                                                           Non-Binary Digital
                                                           Signal
--------------------------------------------------------------------------------
July 28, 1998        5,786,697    Steven M. Blumenau       Capacitive
                                  Moses Khazam             Open-Circuit and
                                                           Short-Circuit Tests
                                                           of Component
                                                           Connections to
                                                           Circuit Boards
--------------------------------------------------------------------------------
September 22, 1998   5,811,980    John Doyle               Test System for
                                  Jeffrey Collette         Determining the
                                                           Orientation of
                                                           Components on a
                                                           Circuit Board
--------------------------------------------------------------------------------
January 19, 1999     5,861,743    Richard Pye              Hybrid Scanner for
                                  Moses Khazam             Use in an Improved
                                                           MDA Tester
--------------------------------------------------------------------------------

                        Patents Pending with U.S. Patent
                              and Trademark Office

--------------------------------------------------------------------------------
Filing Date       Application No. Inventors                Title
--------------------------------------------------------------------------------
January 14, 1999  09/231,001      Anthony J. Suto          Direct-Measurement
                                  Robert J. Muller         Provision of Safe
                                  John D. Moniz            Backdrive Levels
--------------------------------------------------------------------------------
January 14, 1999  09/231,049      Michael Hamblin          Circuit-Board Tester
                                  Jak Eskici               with Backdrive-Based
                                  Anthony Suto             Burst Timing
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Filing Date       Application No. Inventors                Title
--------------------------------------------------------------------------------
January 28, 1999  09/231,100      Samuel S. Gigliotti      Method and Apparatus
                                  Vijay K. Madam           for Asynchronous
                                                           Transaction
                                                           Processing
--------------------------------------------------------------------------------
April 9, 1999     09/289,173      Samuel S. Gigliotti      Method and Apparatus
                                  Vijay K. Madam           for Load Balancing in
                                                           a Distributed Object
                                                           Architecture
--------------------------------------------------------------------------------
June 14, 1999     09/339,724      Samuel S. Gigliotti      Method and Apparatus
                                                           for Distributed
                                                           Database Access
--------------------------------------------------------------------------------

                       FOREIGN ISSUED AND PENDING PATENTS

                                 Issued Patents

--------------------------------------------------------------------------------
Issue      Patent No.       Jurisdiction   Inventors           Title
Date
--------------------------------------------------------------------------------
August     1,129,106        Canada      Henry P. Hall          Method and
3, 1992                                                        Apparatus for
                                                               Phase-Sensitive
                                                               Detection
--------------------------------------------------------------------------------
April      1,165,395        Canada      James K. Skilling      Method of
10, 1984                                                       Electrical
                                                               Short Testing and
                                                               the Like
--------------------------------------------------------------------------------
June       0 611 036        France      Michael W. Hamblin     Method for
30, 1999                                Gordon D. Robinson     Automatic
                                                               Open-Circuit
                                                               Detection
--------------------------------------------------------------------------------
May 27,    0415319          France      Mark A. Swanson        Improved Method
1997                                                           and Apparatus for
                                                               Circuit Board
                                                               Testing with
                                                               Controlled
                                                               Backdrive Stress
--------------------------------------------------------------------------------
August     0500310          France      Robert C. Sullivan     Automatic Circuit
13, 1997                                Brian J. Sargent       Tester with
                                        Robert H. Pincus       Separate
                                        Rudy D. Pietrantoni    Instrument and
                                                               Scanner Buses
--------------------------------------------------------------------------------
June       0 611 036        Germany     Michael W. Hamblin     Method for
30, 1999                                Gordon D. Robinson     Automatic
                                                               Open-Circuit
                                                               Detection
--------------------------------------------------------------------------------
August     69221516.6-08    Germany     Robert C. Sullivan     Automatic Circuit
13, 1997                                Brian J. Sargent       Tester with
                                        Robert H. Pincus       Separate
                                        Rudy D. Pietrantoni    Instrument and
                                                               Scanner Buses
--------------------------------------------------------------------------------
May 27,    69030755.1-08    Germany     Mark A. Swanson        Improved Method
1997                                                           and Apparatus for
                                                               Circuit Board
                                                               Testing with
                                                               Controlled
                                                               Backdrive Stress
--------------------------------------------------------------------------------
May 27,    0415319          Great       Mark A. Swanson        Improved Method
1997                        Britain                            and Apparatus for
                                                               Circuit Board
                                                               Testing with
                                                               Controlled
                                                               Backdrive Stress
--------------------------------------------------------------------------------
August     0500310          Great       Robert C. Sullivan     Automatic Circuit
13, 1997                    Britain     Brian J. Sargent       Tester with
                                        Robert H. Pincus       Separate
                                        Rudy D. Pietrantoni    Instrument and
                                                               Scanner Buses
--------------------------------------------------------------------------------
January    2,214,314        Great       William Ian Heaps      Integrated Data
2, 1992                     Britain                            and Timing
                                                               Circuitry for
                                                               Automatic Circuit
                                                               Tester
--------------------------------------------------------------------------------
April      2258051          Great       Richard Pye            Test System for
5, 1995                     Britain                            Calculating the
                                                               Propagation
                                                               Delays in Signal
                                                               Paths Leading to
                                                               a Plurality of
                                                               Pins Associated
                                                               with a Circuit
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Issue      Patent No.       Jurisdiction   Inventors           Title
Date
--------------------------------------------------------------------------------
January    2 257 272        Great       Richard Pye            DC Level
6, 1993                     Britain                            Generator
--------------------------------------------------------------------------------
           1,936,432        Japan       Mark Swanson           Method of
                                                               Computerized
                                                               In-Circuit
                                                               Testing of
                                                               Electrical
                                                               Component and The
                                                               Like with
                                                               Automatic
                                                               Spurious Signal
                                                               Suppression
--------------------------------------------------------------------------------
August     2,680,259        Japan       Michael W. Hamblin     Method for
1, 1997                                 Gordon D. Robinson     Automatic
                                                               Open-Circuit
                                                               Detection
--------------------------------------------------------------------------------
September  39143            Singapore   Michael W. Hamblin     System for
21, 1999                                                       Detecting Faults
                                                               in Connections
                                                               Between
                                                               Integrated
                                                               Circuit and
                                                               Circuit Board
                                                               Traces
--------------------------------------------------------------------------------

                                 Pending Patents

--------------------------------------------------------------------------------
Filing/    App/Patent No.   Jurisdic-   Inventors              Title
Issue Date                  tion
--------------------------------------------------------------------------------
May 9,     95303110.1       Europe      Steven M. Blumenau     Circuit-Test
1995                                                           Fixture That
                                                               Includes
                                                               Shorted-Together
                                                               Probes
--------------------------------------------------------------------------------
June       96924478.9       Europe      Michael W. Hamblin     System for
11, 1996                                                       Detecting Faults
                                                               in Connections
                                                               Between
                                                               Integrated
                                                               Circuit and
                                                               Circuit Board
                                                               Traces
--------------------------------------------------------------------------------
August     95909369.1       Europe      Moses Khazam           Capacitive
5, 1996                                 Steven M. Blumenau     Open-Circuit Test
                                                               Employing
                                                               Threshold
                                                               Determination
--------------------------------------------------------------------------------
August     96928118.7       Europe      Fadi H. Daou           System for
9, 1996                                 Marc L. Smith          Measuring Jitter
                                                               in a Non-Binary
                                                               Digital Signal
--------------------------------------------------------------------------------
August     96113396.4       Europe      John Doyle             Test System for
21, 1996                                Jeffrey Collette       Determining the
                                                               Orientation of
                                                               Components on a
                                                               Circuit Board
--------------------------------------------------------------------------------
December   96309328.1       Europe      Moses Khazam           Hybrid Scanner
18, 1996                                Richard Pye            for Use in an
                                                               Improved MDA
                                                               Tester
--------------------------------------------------------------------------------
December   99 125 021.8     Europe      Michael Hamblin        Circuit-Board
15, 1999                                Jak Eskici             Tester with
                                        Anthony Suto           Backdrive-Based
                                                               Burst Timing
--------------------------------------------------------------------------------
December   99 125 022 6     Europe      Anthony J. Suto        Direct-
15, 1999                                Robert J. Muller       Measurement
                                        John D. Moniz          Provision of Safe
                                                               Backdrive Levels
--------------------------------------------------------------------------------
August     H02-227,902      Japan       Mark A. Swanson        Method and
29, 1990                                                       Apparatus for
                                                               Circuit Board
                                                               Testing with
                                                               Controlled
                                                               Backdrive Stress
--------------------------------------------------------------------------------
February   H04-33,264       Japan       Robert H. Pincus       Tester
20, 1992                                Calvin S. Winroth      Interconnect
                                                               System
--------------------------------------------------------------------------------
February   H04-33,265       Japan       Robert C. Sullivan     Automatic Circuit
20, 1992                                Brian J. Sargent       Tester with
                                        Robert H. Pincus       Separate
                                        Rudy D. Pietrantoni    Instrument and
                                                               Scanner Buses
--------------------------------------------------------------------------------
August     H04-216,828      Japan       Robert M. Manlick      Slip Detection
14, 1992                                Matthew L.             During
                                        Fichtenbaum            Bit-Error-Rate
                                                               Measurement
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Filing/    App/Patent No.   Jurisdic-   Inventors              Title
Issue Date                  tion
--------------------------------------------------------------------------------
July       H06-176,462      Japan       Paul R. Freve          Probe for
28, 1994                                                       Capacitive
                                                               Open-Circuit
                                                               Tests
--------------------------------------------------------------------------------
January    H07-520,213      Japan       Moses Khazam           Capacitive
26, 1995                                Steven M. Blumenau     Open-Circuit Test
                                                               Employing
                                                               Threshold
                                                               Determination
--------------------------------------------------------------------------------
May 11,    113217/95        Japan       Steven M. Blumenau     Circuit-Test
1995                                                           Fixture That
                                                               Includes Shorted-
                                                               Together Probes
--------------------------------------------------------------------------------
June       H09-504-011      Japan       Michael W. Hamblin     System for
11, 1996                                                       Detecting Faults
                                                               in Connections
                                                               Between
                                                               Integrated
                                                               Circuit and
                                                               Circuit Board
                                                               Traces
--------------------------------------------------------------------------------
August     H09-509,382      Japan       Fadi H. Daou           System for
9, 1996                                 Marc L. Smith          Measuring Jitter
                                                               in a Non-Binary
                                                               Digital Signal
--------------------------------------------------------------------------------
August     H08-219,876      Japan       John Doyle             Test System for
21, 1996                                Jeffrey Collette       Determining the
                                                               Orientation of
                                                               Components on a
                                                               Circuit Board
--------------------------------------------------------------------------------
December   H08-343,210      Japan       Richard Pye            Hybrid Scanner
24, 1996                                Moses Khazam           for Use in an
                                                               Improved MDA
                                                               Tester
--------------------------------------------------------------------------------
January    2000-006486      Japan       Anthony J. Suto        Direct-
14, 2000                                Robert J. Muller       Measurement
                                        John D. Moniz          Provision of Safe
                                                               Backdrive Levels
--------------------------------------------------------------------------------
January    PCT/US00/02284   PCT         Samuel S.              Method and
28, 2000                                Gigliotti              Apparatus
                                                               for Distributed
                                                               Database Access
--------------------------------------------------------------------------------
January    PCTPCT/US00/     PCT         Samuel S.              Method and
28, 2000   02370                        Gigliotti              Apparatus
                                        Vijay K.               for Asynchronous
                                        Madam                  Transaction
                                                               Processing
--------------------------------------------------------------------------------
January    PCT/US00/02381   PCT         Samuel S.              Method and
28, 2000                                Gigliotti              Apparatus for
                                        Vijay K.               Load Balancing
                                        Madam                  in a Distributed
                                                               Object
                                                               Architecture
--------------------------------------------------------------------------------
May 4,     9500390-1        Singapore   Steven M. Blumenau     Circuit-Test
1995                                                           Fixture That
                                                               Includes Shorted-
                                                               Together Probes
--------------------------------------------------------------------------------
May 8,     84104542         Taiwan      Steven M. Blumenau     Circuit-Test
1995                                                           Fixture That
                                                               Includes Shorted-
                                                               Together
                                                               Probes
--------------------------------------------------------------------------------

                                    EXHIBIT 1

                     ASSIGNMENT OF PATENT COLLATERAL (U.S.)

      WHEREAS, GenRad, Inc., a corporation organized and existing under the laws of the Commonwealth of Massachusetts, having a place of business at 7 Technology Park Drive, Westford, Massachusetts 01886-0033 (the "Assignor"), is the owner of the patent applications and patents (the "Patents") identified on the Annex hereto; and

      WHEREAS, _______________, a ______________ organized and existing under the laws of the State of _______________, having a place of business at ________________ (the "Assignee"), is desirous of acquiring the Patents and the registration applications therefor;

      NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Assignor does hereby assign, sell and transfer unto the Assignee all right, title and interest in and to the Patents, together with (a) registration applications for the Patents, and (b) the right to sue and recover for, and the right to profits or damages due or accrued arising out of or in connection with, any and all past, present or future infringements or dilution of or damage or injury to the Patents or the registrations thereof.

      This Assignment of Patents (U.S.) is intended to and shall take effect as a sealed instrument at such time as the Assignee shall complete this instrument by inserting its name in the second paragraph above and signing its acceptance of this Assignment of Patents (U.S.) below.

      IN WITNESS WHEREOF, the Assignor, by its duly authorized officer, has executed this assignment, as an instrument under seal, on this _____ day of
______________.

                                        GENRAD, INC.


                                        By: /s/ Walter A. Shephard
                                            ------------------------------------
                                            Title:  Walter A. Shephard,CFO

      The foregoing assignment of the Patents and the registration applications therefor by the Assignor to the Assignee is hereby accepted as of the _____ day of _______________.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

COMMONWEALTH OF MASSACHUSETTS)
                             ) ss.
COUNTY OF Suffolk            )

      On this the 13th day of March, 2000, before me appeared Walter A. Shephard, the person who signed this instrument, who acknowledged that (s)he is the CFO of GenRad, Inc. and that being duly authorized (s)he signed such instrument as a free act on behalf of GenRad, Inc.


                                        /s/ Suzanne S. Paxton
                                        ------------------------------
                                        Notary Public
      [Seal]
                                        My commission expires:

                                        SUZANNE S. PAXTON, Notary Public
                                        My commission Expires September 18, 2003

                                      ANNEX

                           ISSUED AND PENDING PATENTS

                          Patents Issued by U.S. Patent
                              and Trademark Office

Patent No.          Issue Date          Inventor(s)          Title
----------          ----------          -----------          -----

                        Patents Pending with U.S. Patent
                              and Trademark Office

Serial No.          Filing Date                      Title
----------          -----------                      -----

                               SECURITY AGREEMENT

      SECURITY AGREEMENT, dated as of March 24, 2000, between GenRad Mexico, Inc., a Delaware corporation (the "Company"), and Fleet National Bank, a national banking association, as agent (hereinafter, in such capacity, the "Agent") for itself and the other lending institutions (hereinafter, collectively, the "Banks") which are or may become parties to that certain Revolving Credit and Term Loan Agreement, dated as of March 24, 2000 (as amended and in effect from time to time, the "Credit Agreement"), among the Company, GenRad Holdings Limited ("Holdings"), a corporation organized under the laws of England and Wales, GenRad Europe Limited ("GenRad Europe"), a corporation organized under the laws of England and Wales, and GenRad Limited ("GenRad Ltd." and together with the Holdings and GenRad Europe, the "Borrowing Subsidiaries"), a corporation organized under the laws of England and Wales, the Banks and the Agent.

      WHEREAS, it is a condition precedent to the Banks making any loans or otherwise extending credit to the Company and the Borrowing Subsidiaries under the Credit Agreement that the Company execute and deliver to the Agent, for the benefit of the Banks and the Agent, a security agreement in substantially the form hereof; and

      WHEREAS, the Company wishes to grant security interests in favor of the Agent, for the benefit of the Banks and the Agent, as herein provided;

      NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Definitions. All capitalized terms used herein without definitions shall have the respective meanings provided therefor in the Credit Agreement. All terms defined in the Uniform Commercial Code of the Commonwealth of Massachusetts and used herein shall have the same definitions herein as specified therein; provided, however, that the term "instrument" shall be such term as defined in Article 9 of the Uniform Commercial Code of such jurisdiction rather than Article 3.

      2. Grant of Security Interest.

            2.1. Collateral Granted. The Company hereby grants to the Agent, for the benefit of the Banks and the Agent, to secure the payment and performance in full of all of the Obligations, a security interest in and so pledges and assigns to the Agent, for the benefit of the Banks and the Agent, the following properties, assets and rights of the Company, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereinafter called the "Collateral"):

                  All personal and fixture property of every kind and nature including without limitation all furniture, fixtures, equipment, raw materials, inventory, other goods, accounts, contract rights, rights to the payment of money, insurance refund claims and all other insurance claims and proceeds, tort claims, chattel paper, documents, instruments, securities and other investment property, deposit accounts, rights to proceeds of letters of credit and all general intangibles including, without limitation, all tax refund claims, license fees, patents, patent applications, trademarks, trademark applications, trade names, copyrights, copyright applications, rights to sue and recover for past infringement of patents, trademarks and copyrights, computer programs, computer software, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which the Company possesses, uses or has authority to possess or use property (whether tangible or intangible) of others or others possess, use or have authority to possess or use property (whether tangible or intangible) of the Company, and all recorded data of any kind or nature, regardless of the medium of recording including, without limitation, all software, writings, plans, specifications and schematics.

            2.2. Delivery of Instruments, etc.

                  (a) Pursuant to the terms hereof, the Company has endorsed, assigned and delivered to the Agent all negotiable or non-negotiable instruments, certificated securities and chattel paper pledged by it hereunder, together with instruments of transfer or assignment duly executed in blank as the Agent may have specified. In the event that the Company shall, after the date of this Agreement, acquire any other negotiable or non-negotiable instruments, certificated securities or chattel paper to be pledged by it hereunder, the Company shall forthwith endorse, assign and deliver the same to the Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Agent may from time to time specify.

                  (b) To the extent that any securities now or hereafter
            acquired by the Company are uncertificated and are issued to the Company or its nominee directly by the issuer thereof, the Company shall cause the issuer to note on its books the security interest of the Agent in such securities and shall cause the issuer, pursuant to an agreement in form and substance satisfactory to the Agent, to agree to comply with instructions from the Agent as to such securities, without further consent of the Company or such nominee. To the extent that any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by the Company are held by the Company or its nominee through a securities intermediary or commodity intermediary, the Company shall, at the request of the Agent, cause such securities intermediary, or (as the case may be) commodity intermediary, pursuant to an agreement in form and substance satisfactory to the Agent, to agree to comply with entitlement orders or other instructions from the Agent as to such securities or other investment property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Agent to such commodity intermediary, without further consent of the Company or such nominee.

                  (c) To the extent that the Company is a beneficiary under any written letter of credit now or hereafter issued in favor of the Company, the Company shall deliver such letter of credit to the Agent. The Agent shall from time to time, at the request and expense of the Company, make such arrangements with the Company as are in the Agent's reasonable judgment necessary and appropriate so that the Company may make any drawing to which the Company is entitled under such letter of credit, without impairment of the Agent's perfected security interest in the Company's rights to proceeds of such letter of credit or in the actual proceeds of such drawing. At the Agent's request, the Company shall, for any letter of credit, whether or not written, now or hereafter issued in favor of the Company as beneficiary, execute and deliver to the issuer and any confirmer of such letter of credit an assignment of proceeds form, in favor of the Agent and satisfactory to the Agent and such issuer or (as the case may be) such confirmer, requiring the proceeds of any drawing under such letter of credit to be paid directly to the Agent for application as provided in the Credit Agreement.

            2.3. Excluded Collateral. Notwithstanding the foregoing provisions of this ss.2, such grant of security interest shall not extend to, and the term "Collateral" shall not include, any chattel paper and general intangibles which are now or hereafter held by the Company as licensee, lessee or otherwise, to the extent that (a) such chattel paper and general intangibles are not assignable or capable of being encumbered as a matter of law or under the terms of the license, lease or other agreement applicable thereto (but solely to the extent that any such restriction shall be enforceable under applicable law), without the consent of the licensor or lessor thereof or other applicable party thereto and (b) such consent has not been obtained; provided, however, that the foregoing grant of security interest shall extend to, and the term "Collateral" shall include, (i) any and all proceeds of such chattel paper and general intangibles to the extent that the assignment or encumbering of such proceeds is not so restricted and (ii) upon any such licensor, lessor or other applicable party consent with respect to any such otherwise excluded chattel paper or general intangibles being obtained, thereafter such chattel paper or general intangibles as well as any and all proceeds thereof that might have theretofore have been excluded from such grant of a security interest and the term "Collateral".

            2.4. Stock Pledge Agreement. Concurrently herewith the Company is executing and delivering to the Agent, for the benefit of the Banks and the Agent, the Stock Pledge Agreements pursuant to which the Company is pledging to the Agent, for the benefit of the Banks and the Agent certain shares of the capital stock of its Subsidiaries. Such pledges shall be governed by the terms of such Stock Pledge Agreements and not by the terms of this Agreement.

            2.5. Patent and Trademark Assignments. Concurrently herewith the Company is also executing and delivering to the Agent, for the benefit of the Banks and the Agent, the Patent Assignment and the Trademark Assignment pursuant to which the Company is assigning to the Agent, for the benefit of the Banks and the Agent, certain Collateral consisting of patents and patent rights and trademarks, service marks and trademark and service mark rights, together with the goodwill appurtenant thereto. The provisions of the Patent Assignment and the Trademark Assignment are supplemental to the provisions of this Agreement, and nothing contained in the Patent Assignment or the Trademark Assignment shall derogate from any of the rights or remedies of the Agent or any of the Banks hereunder. Nor shall anything contained in the Patent Assignment or the Trademark Assignment be deemed to prevent or extend the time of attachment or perfection of any security interest in such Collateral created hereby.

      3. Title to Collateral, etc. The Company is the owner of the Collateral free from any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement and other liens permitted by the Credit Agreement. None of the Collateral constitutes, or is the proceeds of, "farm products" as defined in ss.9-109(3) of the Uniform Commercial Code of the Commonwealth of Massachusetts. Except as set forth on Schedule 3 hereto, none of the account debtors in respect of any accounts, chattel paper or general intangibles and none of the obligors in respect of any instruments included in the Collateral is a governmental authority subject to the Federal Assignment of Claims Act.

      4. Continuous Perfection. The Company's place of business or, if more than one, chief executive office is indicated on the Perfection Certificate delivered to the Agent herewith (the "Perfection Certificate"). The Company will not change the same, or the name, identity or corporate structure of the Company in any manner, without providing at least thirty (30) days prior written notice to the Agent. The Collateral, to the extent not delivered to the Agent pursuant to ss.2.2, will be kept at those locations listed on the Perfection Certificate and the Company will not remove the Collateral from such locations (except in the ordinary course of business consistent with past practices), without providing at least 30 days prior written notice to the Agent.

      5. No Liens. Except for the security interest herein granted and liens permitted by the Credit Agreement, the Company shall be the owner of the Collateral free from any lien, security interest or other encumbrance, and the Company shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Agent or any of the Banks. The Company shall not pledge, mortgage or create, or suffer to exist a security interest in the Collateral in favor of any person other than the Agent, for the benefit of the Banks and the Agent, except for liens permitted by the Credit Agreement.

      6. No Transfers. The Company will not sell or offer to sell or otherwise transfer the Collateral or any interest therein except as expressly permitted by ss.11.5.2 of the Credit Agreement.

      7. Insurance.

            7.1. Maintenance of Insurance. The Company will maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with general practices of businesses engaged in similar activities in similar geographic areas. Such insurance shall be in such minimum amounts that the Company will not be deemed a co-insurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to the Agent. In addition, all such insurance shall be payable to the Agent as loss payee under a "standard" or "New York" loss payee clause for the benefit of the Banks and the Agent. Without limiting the foregoing, the Company will (a) keep all of its physical property insured with casualty or physical hazard insurance on an "all risks" basis, with broad form flood and earthquake coverages and electronic data processing coverage, with a full replacement cost endorsement and an "agreed amount" clause in an amount equal to 100% of the full replacement cost of such property, (b) maintain all such workers' compensation or similar insurance as may be required by law and
      (c) maintain, in amounts and with deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, general public liability insurance against claims of bodily injury, death or property damage occurring, on, in or about the properties of the Company; business interruption insurance; and product liability insurance.

            7.2. Insurance Proceeds. The proceeds of any casualty insurance in respect of any casualty loss of any of the Collateral shall, subject to the rights, if any, of other parties with a prior interest in the property covered thereby, so long as no Default or Event of Default has occurred and is continuing, be disbursed to the Company for direct application by the Company solely to the repair or replacement of the Company's property so damaged or destroyed; provided, however, that cash proceeds in excess of $250,000 in the aggregate received from claims on insurance by the Company which have not been committed (as evidenced by a binding written contract) by the Company within 180 days of receipt of such proceeds to the repair or replacement of the property so damaged or destroyed, or, if so committed, such repair or replacement of the property so damaged or destroyed shall have not commenced within 270 days of receipt of such proceeds pursuant to such binding written contract, shall be paid to the Agent for application pursuant to ss.4.4 of the Credit Agreement.

            7.3. Notice of Cancellation, etc. All policies of insurance shall provide for at least thirty (30) days prior written cancellation notice to the Agent. In the event of failure by the Company to provide and maintain insurance as herein provided, the Agent may, at its option, provide such insurance and charge the amount thereof to the Company. To the extent the Agent decides to provide such insurance the Agent will notify the Borrower of such election, but any failure by the Agent to give such notice shall not in any way impair any of its rights hereunder. The Company shall furnish the Agent with certificates of insurance and policies evidencing compliance with the foregoing insurance provision.

      8. Maintenance of Collateral; Compliance with Law. The Company will keep the Collateral in good order and repair, ordinary wear and tear excepted, and will not use the same in violation of law or any policy of insurance thereon. The Agent, or its designee, may upon prior written notice to the Company inspect the Collateral at any reasonable time, wherever located; provided, however, that such notice shall not be required if a Default or Event of Default shall have occurred and be continuing. The Company will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement. The Company has at all times operated, and the Company will continue to operate, its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances.

      9. Collateral Protection Expenses; Preservation of Collateral.

            9.1. Expenses Incurred by Agent. In its discretion, the Agent may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, make repairs thereto and pay any necessary filing fees. The Company agrees to reimburse the Agent on demand for any and all expenditures so made. The Agent shall have no obligation to the Company to make any such expenditures, nor shall the making thereof relieve the Company of any default.

            9.2. Agent's Obligations and Duties. Anything herein to the contrary notwithstanding, the Company shall remain liable under each contract or agreement comprised in the Collateral to be observed or performed by the Company thereunder. Neither the Agent nor any Bank shall have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Agent or any Bank of any payment relating to any of the Collateral, nor shall the Agent or any Bank be obligated in any manner to perform any of the obligations of the Company under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Agent or any Bank in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Agent or to which the Agent or any Bank may be entitled at any time or times. The Agent's sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under ss.9-207 of the

      Uniform Commercial Code of the Commonwealth of Massachusetts or otherwise, shall be to deal with such Collateral in the same manner as the Agent deals with similar property for its own account.

      10. Securities and Deposits. The Agent may at any time after the occurrence and during the continuance of an Event of Default, at its option, transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Obligations. After the occurrence and during the continuance of an Event of Default, whether or not any Obligations are due, the Agent may demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from the Agent or any Bank to the Company may at any time be applied to or set off against any of the Obligations.

      11. Notification to Account Debtors and Other Obligors. If an Event of Default shall have occurred and be continuing, the Company shall, at the request of the Agent, notify account debtors on accounts, chattel paper and general intangibles of the Company and obligors on instruments for which the Company is an obligee of the security interest of the Agent in any account, chattel paper, general intangible or instrument and that payment thereof is to be made directly to the Agent or to any financial institution designated by the Agent as the Agent's agent therefor, and the Agent may itself, if an Event of Default shall have occurred and be continuing, without notice to or demand upon the Company, so notify account debtors and obligors. After the making of such a request or the giving of any such notification, the Company shall hold any proceeds of collection of accounts, chattel paper, general intangibles and instruments received by the Company as trustee for the Agent, for the benefit of the Banks and the Agent, without commingling the same with other funds of the Company and shall turn the same over to the Agent in the identical form received, together with any necessary endorsements or assignments. The Agent shall apply the proceeds of collection of accounts, chattel paper, general intangibles and instruments received by the Agent to the Obligations, such proceeds to be immediately entered after final payment in cash or solvent credits of the items giving rise to them.

      12. Further Assurances. The Company, at its own expense, shall do, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as the Agent may require more completely to vest in and assure to the Agent and the Banks their respective rights hereunder or in any of the Collateral, including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and continuation statements under the Uniform Commercial Code, (b) obtaining governmental and other third party consents and approvals, including without limitation any consent of any licensor, lessor or other applicable party referred to in ss.2.3, (c) obtaining waivers from mortgagees and landlords and (d) taking all actions required by Sections 8-313 and 8-321 of the Uniform Commercial Code (1990) or Sections 8-106 and 9-115 of the Uniform Commercial Code (1994), as applicable in each relevant jurisdiction, with respect to certificated and uncertificated securities.

      13. Power of Attorney.

            13.1. Appointment and Powers of Agent. The Company hereby irrevocably constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of the Company or in the Agent's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of the Company, without notice to or assent by the Company, to do the following:

                  (a) upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the Commonwealth of Massachusetts and as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do at the Company' expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve or realize upon the Collateral and the Agent's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as the Company might do, including, without limitation, (i) the filing and prosecuting of registration and transfer applications with the appropriate federal or local agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes, (ii) upon written notice to the Company, the exercise of voting rights with respect to voting securities, which rights may be exercised, if the Agent so elects, with a view to causing the liquidation in a commercially reasonable manner of assets of the issuer of any such securities and (iii) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and

                  (b) to file such financing statements with respect hereto, with or without the Company's signature, or a photocopy of this Agreement in substitution for a financing statement, as the Agent may deem appropriate and to execute in the Company's name such financing statements and amendments thereto and continuation statements which may require the Company's signature.

            13.2. Ratification by Company. To the extent permitted by law, the Company hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

            13.3. No Duty on Agent. The powers conferred on the Agent hereunder are solely to protect the interests of the Agent and the Banks in the Collateral and shall not impose any duty upon the Agent to exercise any such powers. The Agent shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to the Company for any act or failure to act, except for the Agent's own gross negligence or willful misconduct.

      14. Remedies. If an Event of Default shall have occurred and be continuing, the Agent may, without notice to or demand upon the Company, declare this Agreement to be in default, and the Agent shall thereafter have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code, including, without limitation, the right to take possession of the Collateral, and for that purpose the Agent may, so far as the Company can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Agent may in its discretion require the Company to assemble all or any part of the Collateral at such location or locations within the state(s) of the Company's principal office(s) or at such other locations as the Agent may designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Agent shall give to the Company at least ten (10) Business Days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. The Company hereby acknowledges that ten (10) Business Days prior written notice of such sale or sales shall be reasonable notice. In addition, the Company waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Agent's rights hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights with respect thereto. To the extent that any of the Obligations are to be paid or performed by a person other than the Company, the Company waives and agrees not to assert any rights or privileges which it may have under ss.9-112 of the Uniform Commercial Code of the Commonwealth of Massachusetts.

      15. No Waiver, etc. The Company waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, the Company assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Agent may deem advisable. The Agent shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in ss.9.2. The Agent shall not be deemed to have waived any of its rights upon or under the Obligations or the Collateral unless such waiver shall be in writing and signed by the Agent with the consent of the Majority Banks. No delay or omission on the part of the Agent in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of the Agent with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Agent deems expedient.

      16. Marshalling. Neither the Agent nor any Bank shall be required to marshal any present or future collateral security (including but not limited to this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the rights of the Agent hereunder and of the Agent or any Bank in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Company hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Agent's rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Company hereby irrevocably waives the benefits of all such laws.

      17. Proceeds of Dispositions; Expenses. The Company shall pay to the Agent on demand any and all reasonable expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Agent in protecting, preserving or enforcing the Agent's rights under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale of the Obligations or Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as is provided in the Credit Agreement, proper allowance and provision being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Section 9-504(1)(c) of the Uniform Commercial Code of the Commonwealth of Massachusetts, any excess shall be returned to the Company, and the Company shall remain liable for any deficiency in the payment of the Obligations.

      18. Overdue Amounts. Until paid, all amounts due and payable by the Company hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Credit Agreement.

      19. Governing Law; Consent to Jurisdiction. THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE

COMMONWEALTH OF MASSACHUSETTS. The Company agrees that any suit for the enforcement of this Agreement may be brought in the courts of the Commonwealth of Massachusetts or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Company by mail at the address specified in ss.21 of the Credit Agreement. The Company hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

      20. Waiver of Jury Trial. THE COMPANY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Company waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Company (a) certifies that neither the Agent or any Bank nor any representative, agent or attorney of the Agent or any Bank has represented, expressly or otherwise, that the Agent or any Bank would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that, in entering into the Credit Agreement and the other Loan Documents to which the Agent or any Bank is a party, the Agent and the Banks are relying upon, among other things, the waivers and certifications contained in this ss.20.

      21. Concerning Revised Article 9 of the Uniform Commercial Code. The parties acknowledge and agree to the following provisions of this Agreement in anticipation of the possible application, in one or more jurisdictions to the transactions contemplated hereby, of the revised Article 9 of the Uniform Commercial Code in the form or substantially in the form approved by the American Law Institute and the National Conference of Commissioners on Uniform State Law and contained in the 1999 official text of Revised Article 9 ("Revised
Article 9").

            21.1. Attachment. In applying the law of any jurisdiction in which Revised Article 9 is in effect, the Collateral is all assets of the Company, whether or not within the scope of Revised Article 9. The Collateral shall include, without limitation, the following categories of assets as defined in Revised Article 9: goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts (including health-care-insurance receivables), chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, general intangibles (including payment intangibles and software), supporting obligations and any and all proceeds of any thereof, wherever located, whether now owned and hereafter acquired. If the Company shall at any time, whether or not Revised Article 9 is in effect in any particular jurisdiction, acquire a commercial tort claim, as defined in Revised Article 9, the Company shall immediately notify the Agent in a writing signed by the Company of the brief details thereof and grant to the Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Agent.

            21.2. Perfection by Filing. The Agent may at any time and from time to time, pursuant to the provisions of ss.13, file financing statements, continuation statements and amendments thereto that describe the Collateral as all assets of the Company or words of similar effect and which contain any other information required by Part 5 of Revised Article 9 for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether the Company is an organization, the type of organization and any organization identification number issued to the Company. The Company agrees to furnish any such information to the Agent promptly upon request. Any such financing statements, continuation statements or amendments may be signed by the Agent on behalf of the Company, as provided in ss.13, and may be filed at any time in any jurisdiction whether or not Revised Article 9 is then in effect in that jurisdiction.

            21.3. Other Perfection, etc. The Company shall at any time and from time to time, whether or not Revised Article 9 is in effect in any particular jurisdiction, take such steps as the Agent may reasonably request for the Agent (a) to obtain an acknowledgement, in form and substance satisfactory to the Agent, of any bailee having possession of any of the Collateral that the bailee holds such Collateral for the Agent,
      (b) to obtain "control" of any investment property, deposit accounts, letter-of-credit rights or electronic chattel paper (as such terms are defined in Revised Article 9 with corresponding provisions in Rev. ss.ss. 9-104, 9-105, 9-106 and 9-107 relating to what constitutes "control" for such items of Collateral), with any agreements establishing control to be in form and substance satisfactory to the Agent, and (c) otherwise to insure the continued perfection and priority of the Agent's security interest in any of the Collateral and of the preservation of its rights therein, whether in anticipation and following the effectiveness of Revised Article 9 in any jurisdiction.

            21.4. Other Provisions. In applying the law of any jurisdiction in which Revised Article 9 is in effect, the following references to sections in this Agreement to existing Article 9 of that jurisdiction shall be to the Revised Article 9 Section of that jurisdiction indicated below:

      --------------------------------------------------------------------------
      Agreement Section  Existing Article 9           Revised Article 9
      --------------------------------------------------------------------------
      3                  ss. 9-103(3)                 Rev.ss.9-102(a)(34)
      --------------------------------------------------------------------------
      9.2                ss. 9-207                    Rev.ss.9-207
      --------------------------------------------------------------------------
      12                 ss.ss.8-106 and 9-115 (1994) Rev.ss.ss.8-106 and 9-106
      --------------------------------------------------------------------------
      17                 ss. 9-504(1)(c)              Rev.ss.ss.9-608(a)(1)(C)
                                                      and 9-615(a)(3)
      --------------------------------------------------------------------------

            21.5. Savings Clause. Nothing contained in this ss.21 shall be construed to narrow the scope of the Agent's security interest in any of the Collateral or the perfection or priority thereof or to impair or otherwise limit any of the rights, powers, privileges or remedies of the Agent or any Bank hereunder except (and then only to the extent) mandated by Revised Article 9 to the extent then applicable.

      22. Miscellaneous. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Company and its respective successors and assigns, and shall inure to the benefit of the Agent, the Banks and their respective successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Company acknowledges receipt of a copy of this Agreement.

      IN WITNESS WHEREOF, intending to be legally bound, the Company has caused this Agreement to be duly executed as of the date first above written.

                                        GENRAD, MEXICO, INC.


                                        By: ____________________________________
                                            Name:
                                            Title:

Accepted:

FLEET NATIONAL BANK,
  as Agent


By: /s/ Debra E. DelVecchio
    -----------------------
    Debra E. DelVecchio,
    Vice President

                          CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OF MASSACHUSETTS)
                             ) ss.
COUNTY OF                    )

      Before me, the undersigned, a Notary Public in and for the county aforesaid, on this ______ day of March, 2000, personally appeared ______________ to me known personally, and who, being by me duly sworn, deposes and says that he is the _____________ of GenRad, Inc., and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said ________ acknowledged said instrument to be the free act and deed of said corporation.



                                        ________________________________________
                                        Notary Public
                                        My commission expires:

      IN WITNESS WHEREOF, intending to be legally bound, the Company has caused this Agreement to be duly executed as of the date first above written.

                                        GENRAD, MEXICO, INC.


                                        By: /s/ Walter A. Shepard
                                            ------------------------------------
                                            Name: Walter A. Shepard
                                            Title: Deirector/Secretary

Accepted:

FLEET NATIONAL BANK,
  as Agent


By: _______________________
    Debra E. DelVecchio,
    Vice President

                          CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OF MASSACHUSETTS)
                             ) ss.
COUNTY OF Suffolk            )

      Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 13th day of March, 2000, personally appeared Walter A. Shepard to me known personally, and who, being by me duly sworn, deposes and says that he is the Dir/Secy of GenRad, Inc., and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said Walter A. Shepard acknowledged said instrument to be the free act and deed of said corporation.


                                      Suzanne S. Paxton
                                      ----------------------------------------
                                      Notary Public
                                      My commission expires:

                                      SUZANNE S. PAXTON, Notary Public
                                      My commission expires September 18, 2003

                                    GUARANTY

      GUARANTY, dated as of March 24, 2000, by GenRad Mexico, Inc., a Delaware corporation (the "Guarantor"), in favor of (i) Fleet National Bank, a national banking association, as agent (hereinafter, in such capacity, the "Agent") for itself and the other banking institutions (hereinafter, collectively, the "Banks") which are or may become parties to that certain Revolving Credit and Term Loan Agreement, dated as of March 24, 2000 (as amended and in effect from time to time, the "Credit Agreement"), among GenRad, Inc., a Massachusetts corporation (the "Company"). GenRad Holdings Limited ("Holdings"), a corporation organized under the laws of England and Wales, GenRad Europe Limited ("GenRad Europe"), a corporation organized under the laws of England and Wales, and GenRad Limited ("GenRad Ltd" and together with the Company, Holdings and GenRad Europe, the "Borrowers"), a corporation organized under the laws of England and Wales, the Banks and the Agent and (ii) each of the Banks.

      WHEREAS, the Guarantor is a Subsidiary (as defined in the Credit Agreement) of the Company, and together with the Borrowers, is a member of a group of related corporations, the success of any one of which is dependent in part on the success of the other members of such group;

      WHEREAS, the Guarantor expects to receive substantial direct and indirect benefits from the extensions of credit to the Borrowers by the Banks pursuant to the Credit Agreement (which benefits are hereby acknowledged);

      WHEREAS, it is a condition precedent to the Banks making any loans or otherwise extending credit to the Borrowers under the Credit Agreement that the Guarantor execute and deliver to the Agent, for the benefit of the Banks and the Agent, a guaranty substantially in the form hereof; and

      WHEREAS, the Guarantor wishes to guaranty each Borrower's obligations to the Banks and the Agent under or in respect of the Credit Agreement as provided herein;

      NOW, THEREFORE, the Guarantor hereby agrees with the Banks and the Agent as follows:

      1. Definitions. The term "Obligations" and all other capitalized terms used herein without definition shall have the respective meanings provided therefor in the Credit Agreement.

      2. Guaranty of Payment and Performance. The Guarantor hereby Guarantees to the Banks and the Agent the full and punctual payment when due (whether at stated maturity, by required pre-payment, by acceleration or otherwise), as well as the performance, of all of the Obligations including all such which would become due but for the operation of the automatic stay pursuant to ss.362(a) of the Federal Bankruptcy Code and the operation of ss.ss.502(b) and 506(b) of the Federal Bankruptcy Code. This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of all of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Agent or any Bank first attempt to collect any of the Obligations from any Borrowers or resort to any collateral security or other means of obtaining payment. Should any Borrower default in the payment or performance of any of the Obligations, the obligations of the Guarantor hereunder with respect to such Obligations in default shall, upon demand by the Agent, become immediately due and payable to the Agent, for the benefit of the Banks and the Agent, without demand or notice of any nature, all of which are expressly waived by the Guarantor Payments by the Guarantor hereunder may be required by the Agent on any number of occasions. All payments by the Guarantor hereunder shall be made to the Agent, in such manner and at the place of payment specified therefor in the Credit Agreement for the account of the Banks and the Agent.

      3. Guarantor's Agreement to Pay Enforcement Costs, etc. The Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to the Agent, on demand, all costs and expenses (including court costs and legal expenses) incurred or expended by the Agent or any Bank in connection with the Obligations, this Guaranty and the enforcement thereof, together with interest on amounts recoverable under this ss.3 from the time when such amounts become due until payment, whether before or after judgment, at the rate of interest for overdue principal set forth in the Credit Agreement, provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

      4. Waivers by Guarantor; Bank's Freedom to Act. The Guarantor agrees that the Obligations will be paid and performed strictly in accordance with their respective terms, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or any Bank with respect thereto. The Guarantor waives promptness, diligences, presentment, demand, protest, notice of acceptance, notice of any Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of any Borrower or any other entity or other person primarily or secondarily liable with respect to any of the Obligations, and all suretyship defenses generally. Without limiting the generality of the foregoing, the Guarantor agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any Obligation and agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of the Agent or any Bank to assert any claim or demand or to enforce any right or remedy against any Borrower or any other entity or other person primarily or secondarily liable with respect to any of the Obligations; (ii) any extensions, compromise, refinancing, consolidation or renewals of any Obligation; (iii) any change in the time, place or manner of payment of any of the Obligations or any rescissions, waiver, compromise, refinancing, consolidation or other amendments or modifications of any the terms or provisions of the Credit Agreement, the Note, the other Loan Documents or any other agreement evidencing, securing or otherwise executed in connection with any of the Obligations, (iv) the addition, substitution or release of any entity or other person primarily or secondarily liable for any Obligation; (v) the adequacy of any rights which the Agent or any Bank may have against any collateral security or other means of obtaining repayment of any of the Obligations; (vi) the impairment of any collateral securing any of the Obligations, including without limitation the failure to perfect or preserve any rights which the Agent or any Bank might have in such collateral security or the substitution, exchange, surrender, release, loss or destruction of any such collateral security; or (vii) any other act or omission which might in any manner or to any extent vary the risk of the Guarantor or otherwise operate as a release or discharge of the Guarantor, all of which may be done without notice to the Guarantor. To the fullest extent permitted by law, the Guarantor hereby expressly waives any and all rights or defenses arising by reason of (A) any "one action" or "anti-deficiency" law which would otherwise prevent the Agent or any Bank from bringing any action, including any claim for a deficiency, or exercising any other right or remedy (including any right of set-off), against the Guarantor before or after the Agent's or such Bank's commencement or completion of any foreclosure action, whether judicially, by exercise of power of sale or otherwise, or (B) any other law which in any other way would otherwise require any election of remedies by the Agent or any Bank.

      5. Unenforceability of Obligations Against Borrowers. If for any reason any Borrower has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from any Borrower by reason of such Borrower's insolvency, bankruptcy or reorganization or by other operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantor to the same extent as if the Guarantor at all times had been the principal obligor or all such Obligations. In the event that acceleration of the time for payment of any of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of any Borrower, or for any other reason, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement, the Note, the other Loan Documents or any other agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by the Guarantor.

      6. Subrogation; Subordination.

            6.1. Waiver of Rights Against Borrowers. Until the final payment and performance in full of all of the Obligations, the Guarantor shall not exercise and hereby waives any rights against each of the Borrowers arising as a result of payment by the Guarantor hereunder, by way of subrogation, reimbursement, restitution, contribution or otherwise, and will not prove any claim in competition with the Agent or any Bank in respect of any payment hereunder in any bankruptcy, insolvency or reorganization case or proceedings of any nature; the Guarantor will not claim any setoff, recoupment or counterclaim against any Borrower in respect of any liability of the Guarantor to such Borrower; and the Guarantor waives any benefit of and any right to participate in any collateral security which may be held by the Agent or any Bank.

            6.2. Subordination. The payment of any amounts due with respect to any indebtedness of any Borrower for money borrowed or credit received now or hereafter owed to the Guarantor is hereby subordinated to the prior payment in full of all of the Obligations. The Guarantor agrees that, after the occurrence of any default in the payment or performance of any of the Obligations, the Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of any of the Borrowers to the Guarantor until all of the Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, the Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness while any Obligations are still outstanding, such amounts shall be collected, enforced and received by the Guarantor at trustee for the Banks and the Agent and be paid over to the Agent, for the benefit of the Banks and the Agent, on account of the Obligations without affecting in any manner the Liability of the Guarantor under the other provisions of this Guaranty.

            6.3. Provisions Supplemental. The provisions of this ss.6 shall be supplemental to and not in derogation of any rights and remedies of the Banks and the Agent under any separate subordination agreement which the Agent may at any time and from time to time enter into with the Guarantor for the benefit of the Banks and the Agent.

      7. Security; Setoff. The Guarantor grants to each of the Agent and the Banks, as security for the full and punctual payment and performance of all of the Guarantor's obligations hereunder, a continuing lien on and security interest in all securities or other property belonging to the Guarantor now or hereafter held by the Agent or such Bank and in all deposits (general or special, time or demand, provisional or final) and other sums credited by or due from the Agent or such Bank to the Guarantor or subject to withdrawal by the Guarantor. Regardless of the adequacy of any collateral security or other means of obtaining payment of any of the Obligations, each of the Agent and the Banks is hereby authorized at any time and from time to time, without notice to the Guarantor (any such notice being expressly waived by the Guarantor) and to the fullest extent permitted by law, to set off and apply such deposits and other sums against the obligations of the Guarantor under this Guaranty, whether or not the Agent or such Bank shall have made any demand under this Guaranty and although such obligations may be contingent or unmatured.

      8. Further Assurances. The Guarantor agrees that it will from time to time, at the request of the Agent, do all such things and execute all such documents as the Agent may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Banks and the Agent hereunder. The Guarantor acknowledges and confirms that the Guarantor itself has established its own adequate means of obtaining from each Borrower on a continuing basis all information desired by the Guarantor concerning the financial condition of each Borrower and that the Guarantor will look to each Borrower and not to the Agent or any Bank in order for the Guarantor to keep adequately informed of changes in each Borrower's financial condition.

      9. Termination; Reinstatement. This Guaranty shall remain in full force and effect until the Agent is given written notice of the Guarantor's intention to discontinue this Guaranty, notwithstanding any intermediate or temporary payment or settlement of the whole or any part of the Obligations. No such notice shall be effective unless received and acknowledged by an officer of the Agent at the address of the Agent for notices set forth in ss.21 of the Credit Agreement. No such notice shall affect any rights of the Agent or any Bank hereunder, including without limitation the rights set forth in ss.ss.4 and 6, with respect to any Obligations incurred or accrued prior to the receipt of such notice or any Obligations incurred or accrued pursuant to any contract or commitment in existence prior to such receipt. This Guaranty shall continue to be effective or be reinstated, notwithstanding any such notice, if at any time any payment made or value received with respect to any Obligation is rescinded or must otherwise be returned by the Agent or any Bank upon the insolvency, bankruptcy or reorganization of any Borrower, or otherwise, all as though such payment had not been made or value received.

      10. Successors and Assigns. This Guaranty shall be binding upon the Guarantor, its successors and assigns, and shall inure to the benefit of the Agent and the Banks and their respective successors, transferees and assigns. Without limitation the generality of the foregoing sentence, each Bank may assign or otherwise transfer the Credit Agreement, the Note, the other Loan Documents or any other agreement or note held by it evidencing, securing or otherwise executed in connection with the Obligations, or sell participations in any interest therein, to any other entity or other person, and such other entity or other person shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to such Bank herein, all in accordance with ss.20 of the Credit Agreement. The Guarantor may not assign any of its obligations hereunder.

      11. Amendments and Waivers. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall be effective unless the same shall be in writing and signed by the Agent with the consent of the Majority Banks. No failure on the part of the Agent or any Bank to exercise, and, no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

      12. Notices. All notices and other communications called for hereunder shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given when delivered by hand or mailed first class, postage prepaid, or, in the case of telegraphic or telexed notice, when transmitted, answer back received; addressed as follows: if to the Guarantor, c/o GenRad, Inc., 7 Technology Park Drive, Westford, Massachusetts 01886-0033. Attention: Walter A. Shephard, Chief Technology Officer, and if to the Agent, at the address for notices to the Agent set forth in ss.21 of the Credit Agreement, or at such address as either party may designate in writing to the other.

      13. Governing Law; Consent to Jurisdiction. THIS GUARANTY IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. The Guarantor agrees that any suit for the enforcement of this Guaranty may be brought in the courts of the Commonwealth of Massachusetts or any federal court sitting therein and consents to the nonexclusive jurisdiction of such court and to service of process in any such suit being made upon the Guarantor by mail at the address specified by reference in ss.12. The Guarantor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.

      14. Waiver of Jury Trial. THE GUARANTOR HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS GUARANTY, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY OF SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Guarantor hereby waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Guarantor (i) certifies that neither the Agent or the Bank nor any representative, agent or attorney of the Agent or any Bank has represented, expressly or otherwise, that the Agent or any Bank would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that, in entering into the Credit Agreement and the other Loan Documents to which the Agent or any Bank is a party, the Agent and the Banks are relying upon, among other things, the waivers and certifications contained in this ss.14.

      15. Miscellaneous. This Guaranty constitutes the entire agreement of the Guarantor with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of or collateral security for any of the Obligations. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.

      IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

                                        GENRAD MEXICO, INC.


                                        By: /s/ Walter A. Shephard
                                            ------------------------------------
                                            Name:
                                            Title:

                              SOLVENCY CERTIFICATE

                                  GENRAD, INC.
                            7 Technology Park Drive
                       Westford, Massachusetts 01886-0033

BankBoston, N.A.
100 Federal Street
Boston, Massachusetts 02110
Attention: Debra F. DelVecchio, Vice President

      Re:   Revolving Credit and Term Loan Agreement

Ladies and Gentlemen:

      Reference is hereby made to that certain Revolving Credit and Term Loan Agreement, dated as of March 24, 2000 (as the same may be amended and in effect from time to time, the "Credit Agreement"), by and among GenRad, Inc. (the "Company"), GenRad Holdings Ltd., Genrad Europe Limited, Genrad Limited, Fleet National Bank and the other lending institutions party thereto (collectively, the "Banks"), Fleet National Bank and its agent for itself and the other Banks (the "Agent") and FleetBoston Robertson Stephens Inc. as Arranger. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

      This certificate has been duly executed by the chief financial officer of the Company. The undersigned certifies and represents to the Agent and the Banks on behalf of the Company and its Subsidiaries that the Company and its Subsidiaries, on a consolidated and consolidating basis, are, and will be after the Company and each of its Subsidiaries which are party to any of the Loan Documents gives effect to the transactions contemplated by the Loan Documents, Solvent. As used herein "Solvent" means (a) the fair value of the assets of the Company and its Subsidiaries, as the case may be, exceeds its total liabilities (including contingent liabilities), (b) the present fair saleable value of the assets of the Company or such Subsidiary, as the case may be, is not less than the amount that will be required to pay its probable liability on its debts as they become absolute and matured, (c) the Company or its Subsidiaries, as the case may be, does not intend to, and does not believe that it will, incur debts or liabilities beyond its ability to pay as such debts and liabilities mature, and (d) neither the Company nor its respective Subsidiary, as the case may be, is not engaged, and is not about to engage, in business or a transaction for which its property would constitute an unreasonably small capital.

      IN WITNESS WHEREOF, the undersigned has signed this as an instrument under seal on this 24th day of March 2000.

                                        GENRAD, INC.


                                        By: /s/ Walter A. Shephard
                                            ------------------------------------
                                            Name:
                                            Title:

                              CLOSING CERTIFICATE

                                  GENRAD, INC
                            7 Technology Park Drive
                       Westford, Massachusets 01886-0033

Fleet National Bank
100 Federal Skeet
Boston, Massachusetts 02110
Attention: Debra E. Del Vecchio, Vice President

      Re:   Revolving Credit and Term Loan Agreement

Ladies and Gentlemen:

      Please refer to that certain Revolving Credit and Term Loan Agreement dated as of March 24, 2000 (as amended and in effect from time to time, the "Credit Agreement") among GenRad, Inc. (the "Company"), Genrad Holdings Limited ("Holdings"), Genrad Europe Limited ("Genrad Europe"), Genrad Limited ("Genrad Ltd." and, collectively with the Company, Holdings, and Genrad Europe, the "Borrowers"), Fleet National Bank and the other lending institutions set forth on Schedule 1 thereto (collectively, the "Banks"), and Fleet National Bank, as agent for the Banks (the "Agent"). Capitalized terms defined in the Credit Agreement and used in this certificate without definition shall have for purposes of this certificate the meanings assigned to them in the Credit Agreement.

      This certificate has been duly executed by the chief financial officer of the Company. The undersigned certifies and represents to the Agent and the Banks on behalf of the Company and its Subsidiaries that on the Closing Date (i) the Company's pro forma Leverage Ratio does not exceed 1.50:1.00 and (ii) the Company's pro forma EBITDA on a trailing twelve (12) month basis for the twelve
(12) months most recently ended is not less than $62,500,000.

      IN WITNESS WHEREOF, the undersigned has signed this as an instrument under seal on this 24th day of March, 2000.

                                        GENRAD, INC.


                                        By: /s/ Walter A. Shephard
                                            ------------------------------------
                                            Name:
                                            Title: